UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05954
The Charles Schwab Family of Funds
(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California	94105

(Address of principal executive offices)	(Zip code)
Randall W. Merk
The Charles Schwab Family of Funds
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010

Item 1: Report(s) to Shareholders.

Semiannual report dated June 30, 2010 enclosed.

Schwab Retirement Advantage Money Fund ®
Schwab Investor Money Fund ®

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Schwab Retirement Advantage Money Fund ®
Schwab Investor Money Fund ®

Semiannual Report
June 30, 2010

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

Even though U.S. and global economies have experienced modest improvements in the last six months, they remain in a state of uncertainty. The Federal Open Market Committee (FOMC) reflected this sentiment in its comments on June 23, 2010, when it reported that “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

In response to these conditions, the FOMC kept the federal funds rate in the historically low range of 0.00% to 0.25%. Low interest rates have, in turn, helped to drive down yields on investments associated with money market funds to near-zero levels. These low yields have been compressed further by a steady reduction in the supply of high-quality securities available for purchase by money market funds throughout the industry.

Also during the last six months, the money fund industry continued to evolve in response to new regulatory requirements from the U.S. Securities and Exchange Commission (SEC). On February 23, 2010, the SEC approved amendments to the section of the Investment Company Act of 1940 that governs money market funds. These changes are designed mainly to improve portfolio quality, shorten portfolio maturities, support liquidity, and protect shareholders in the event of a sudden large increase in fund redemption requests. We welcome these changes, and believe that they will support investors’ confidence in money market funds as well as support the way that Schwab manages its money market funds.

All of Schwab’s money market funds maintained a stable $1 Net Asset Value (NAV) and provided shareholders with safety and liquidity during the reporting period. The challenging investment environment resulted in lower yields for securities normally associated with money market funds, and this translated into lower yields for Schwab money market funds as well. For more information about the yields for each fund, please see the fund managers’ discussion and analysis found in the following pages of this report.

Recognizing the important role that money market funds play in an investor’s portfolio, Charles Schwab & Co., Inc. (Schwab), and the funds’ investment adviser, Charles Schwab Investment Management, Inc. (CSIM), continued to voluntarily waive certain fees or expenses to maintain a positive net yield for certain Schwab money market funds.

If you’d like to know more about Schwab’s money market funds or other Schwab funds, we are always available to talk with you at 1-800-435-4000, and additional resources may be found on schwab.com.

Sincerely,

Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund 1

The Investment Environment

The pace of the U.S. economy’s recovery remained uneven during the past six-month period. The Federal Reserve (Fed) recently reported that the “the economic recovery is proceeding” and that “the labor market is improving gradually,” but challenges remain. With the labor market improving gradually, spending by consumers and businesses also inched upward. However, these mild advances were constrained by a national unemployment rate that hovered around 10% and a housing market that continued to struggle. Real Gross Domestic Product (GDP) growth, another market indicator, increased by 2.7% for the first quarter of 2010, which contrasted with its increase of 5.6% for the fourth quarter of 2009. GDP is the output of goods and services produced by labor and property in the United States.

At the international level, financial markets fluctuated during the reporting period. In Europe, sovereign debt obligations reached unprecedented levels, and were followed by downgrades in the ratings of many foreign credit securities. The news caused temporary turmoil in the U.S. and global financial markets in early May. While the markets have seen some recovery to pre-May levels, central banks remain attentive to debt ratios, monetary exchange rates, interest rates, and inflation measurements.

The U.S. equity markets outperformed international equity markets during the six-month period, however both had negative returns. For example, the S&P 500® Index, which is usually seen as a bellwether for domestic financial markets, returned −6.65%. All sectors in the S&P 500 had negative returns. For the international equity markets, the MSCI EAFE Index (Gross) returned −12.93%.

In the U.S. fixed income markets, accommodative Federal Reserve policy in the form of a near-zero federal funds rate continued, and recent statements from the Fed affirmed that rates will remain low “for an extended period.” In addition, the euro-debt concerns that crystallized in May put downward pressure on U.S. Treasury rates for intermediate- and longer-term bonds. During this time, investors sought a safe haven in U.S. Treasuries, causing prices to increase and yields to decrease to a range of two-to-three percent for the intermediate- and longer-term bonds.

The low interest rate environment, combined with a limited supply of short-term, high-quality taxable and tax-free credit securities, also suppressed short-term yields in the fixed income markets, to nearly zero percent. Securities normally purchased by money market funds were in short supply and had low rates of return. This shortage, combined with the prevailing low interest rates, depressed yields throughout the money market industry, causing yields on most money market funds to stay below 0.10% for the six-month period. In response to these market conditions, many money market fund managers waived fees to maintain positive net yields and a stable $1 NAV (net asset value).

Similar to the intermediate returns seen in U.S. Treasuries, returns for intermediate-term taxable securities, as reflected in the Barclays Capital U.S. Aggregate Intermediate Bond Index, were positive and stood at 4.78% for the six-month period. On the tax-free side, returns were more modest. The Barclays Capital General Muni Bond Index returned 3.31% for the same time frame. Overall, the past six months were characterized by negative returns in the U.S. and international equity markets, with modest relief provided by the fixed income markets.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

2 Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the funds. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the funds. He joined the firm in 2000 and was named to his current position in 2004.

Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund 3

Schwab Retirement Advantage Money Fund®

Schwab Retirement Advantage Money Fund provided safety and liquidity to shareholders throughout the six-month reporting period. The fund’s low yield reflected the prevailing low interest-rate environment. For example, the federal funds rate has remained at a target range of 0.00% to 0.25% since December 2008, which has put downward pressure on the yields of government agencies and other securities. Furthermore, yields on the majority of securities in which the fund invests are pegged to the London Interbank Offered Rate (LIBOR); this key benchmark for short-term interest rates also reported low returns for the reporting period.

This challenging interest-rate environment has left most money market funds with historically low performance. Consequently, the investment adviser continued to reduce the fund’s position in lower-yielding, government agency securities and increased its exposure to higher-yielding, credit-sensitive securities. At the same time, in response to new regulatory requirements from the U.S. Securities and Exchange Commission, the fund increased its position in cash, or securities that can be readily converted into cash, and shortened its Weighted Average Maturity (WAM)—an indication of the portfolio’s sensitivity to interest rate changes. During the six-month period, the WAM for the fund ranged from a high of 67 days to a low of 31 days.

Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	48.9%
16-30 Days	13.0%
31-60 Days	17.8%
61-90 Days	8.5%
91-120 Days	10.0%
More than 120 Days	1.8%

 Statistics

Weighted Average Maturity[2]	33 Days
Credit Quality of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	1.6%
Government Agency[5]	12.1%
Repurchase Agreement	13.0%
Commercial Paper (CP)
Asset Backed CP	14.4%
Bank/Financial CP	13.8%
Other CP	0.9%
Certificate of Deposit	33.9%
Bank Note	1.9%
Corporate Note	3.2%
Time Deposit	4.3%
Other	0.9%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

4 Schwab Retirement Advantage Money Fund®

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Retirement
Advantage
Money Fund

Ticker Symbol	SWIXX
Minimum Initial Investment[1]	$25,000

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.13%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.11% to the seven-day yield.

Schwab Retirement Advantage Money Fund® 5

Schwab Investor Money Fund®

Schwab Investor Money Fund provided safety and liquidity to shareholders throughout the six-month reporting period. The fund’s low yield reflected the prevailing low interest-rate environment. For example, the federal funds rate has remained at a target range of 0.00% to 0.25% since December 2008, which has put downward pressure on the yields of government agencies and other securities. Furthermore, yields on the majority of securities in which the fund invests are pegged to the London Interbank Offered Rate (LIBOR); this key benchmark for short-term interest rates also reported low returns for the reporting period.

This challenging interest-rate environment has left most money market funds with historically low performance. Consequently, the investment adviser continued to reduce the fund’s position in lower-yielding, government agency securities and increased its exposure to higher-yielding, credit-sensitive securities. At the same time, in response to new regulatory requirements from the U.S. Securities and Exchange Commission, the fund increased its position in cash, or securities that can be readily converted into cash, and shortened its Weighted Average Maturity (WAM)—an indication of the portfolio’s sensitivity to interest rate changes. During the six-month period, the WAM for the fund ranged from a high of 69 days to a low of 30 days.

Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	47.1%
16-30 Days	17.0%
31-60 Days	16.4%
61-90 Days	8.8%
91-120 Days	9.3%
More than 120 Days	1.4%

 Statistics

Weighted Average Maturity[2]	32 Days
Credit Quality of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	1.6%
Government Agency[5]	15.1%
Repurchase Agreement	11.5%
Commercial Paper (CP)
Asset Backed CP	15.9%
Bank/Financial CP	8.7%
Certificate of Deposit	36.1%
Bank Note	1.6%
Corporate Note	4.2%
Time Deposit	4.9%
Other	0.4%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

6 Schwab Investor Money Fund®

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Investor
Money Fund

Ticker Symbol	SWRXX
Minimum Initial Investment[1]	$1 Retirement Plan Participants
$2,500 Other Investors

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.03%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.23% to the seven-day yield.

Schwab Investor Money Fund® 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2010 and held through June 30, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/10	at 6/30/10	1/1/10–6/30/10

Schwab Retirement Advantage Money Fund®
Actual Return	0.31%	$1,000	$1,000.10	$1.54
Hypothetical 5% Return	0.31%	$1,000	$1,023.26	$1.56

Schwab Investor Money Fund®
Actual Return	0.31%	$1,000	$1,000.10	$1.54
Hypothetical 5% Return	0.31%	$1,000	$1,023.26	$1.56

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund

Schwab Retirement Advantage Money Fund®

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.03	0.05	0.05	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.03	0.05	0.05	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.20		2.56	4.96	4.67	2.81

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.31	[3]	0.44	[4]	0.48 [4]	0.48	0.49	0.49
Gross operating expenses	0.60	[3]	0.62		0.60	0.62	0.64	0.63
Net investment income (loss)	0.01	[3]	0.20		2.52	4.85	4.59	2.75
Net assets, end of period ($ x 1,000,000)	879		954		984	946	802	571

* Unaudited.

1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.41% for 2009 and 0.47% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Retirement Advantage Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($)	($)

71.7%		Fixed-Rate Obligations	630,961,487	630,961,487
13.2%		Variable-Rate Obligations	116,114,451	116,114,451
13.1%		Other Investments	115,024,523	115,024,523
2.5%		U.S. Government Securities	21,998,904	21,998,904

100.5%		Total Investments	884,099,365	884,099,365
(0	.5)%	Other Assets and Liabilities, Net		(4,732,283)

100.0%		Net Assets		879,367,082

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Fixed-Rate Obligations 71.7% of net assets

Bank Notes 1.9%
Bank of America, N.A.
0.30%, 07/12/10	1,000,000	1,000,000
0.28%, 07/14/10	5,000,000	5,000,000
0.47%, 09/14/10	11,000,000	11,000,000

		17,000,000

Certificates of Deposit 30.7%
Abbey National Treasury Services PLC
0.24%, 07/02/10 (a)	4,000,000	4,000,000
Bank of Nova Scotia
0.21%, 07/28/10	15,000,000	15,000,000
Bank of Tokyo Mitsubishi UFJ Ltd.
0.46%, 08/10/10	4,000,000	4,000,000
0.32%, 08/23/10	4,000,000	4,000,000
0.80%, 10/22/10	1,000,000	1,000,000
Barclays Bank PLC
1.25%, 10/21/10	2,000,000	2,000,000
0.87%, 12/10/10	5,000,000	5,000,000
BNP Paribas
0.29%, 07/12/10	6,000,000	6,000,000
0.40%, 07/26/10	5,000,000	5,000,000
0.43%, 08/03/10	1,000,000	1,000,000
0.49%, 08/16/10	10,000,000	10,000,000
0.61%, 09/09/10	12,000,000	12,000,000
0.61%, 09/28/10	7,000,000	7,000,000
Canadian Imperial Bank of Commerce
0.13%, 07/06/10	10,000,000	10,000,000
Citibank, N.A.
0.30%, 07/06/10	8,000,000	8,000,000
0.43%, 07/28/10	3,000,000	3,000,000
0.42%, 08/04/10	8,000,000	8,000,000
0.42%, 08/06/10	9,000,000	9,000,000
Commerzbank AG
0.50%, 08/12/10	5,000,000	5,000,000
Credit Agricole S.A.
0.42%, 09/08/10	2,000,000	2,000,000
Credit Suisse
0.25%, 07/29/10	4,000,000	4,000,000
Deutsche Bank AG
0.30%, 07/19/10	5,000,000	5,000,000
0.45%, 08/09/10	3,000,000	3,000,000
0.45%, 09/24/10	20,000,000	20,000,000
ING Bank N.V.
0.34%, 08/09/10	4,000,000	4,000,000
Intesa Sanpaolo
0.32%, 07/01/10	7,000,000	7,000,000
0.30%, 07/08/10	10,000,000	10,000,000
Landesbank Hessen-Thuringen Girozentrale
0.50%, 08/06/10	2,000,000	2,000,000
Lloyds TSB Bank PLC
0.43%, 08/04/10	6,000,000	6,000,000
0.35%, 09/01/10	1,000,000	1,000,000
0.62%, 10/12/10	5,000,000	5,000,000
1.20%, 11/02/10	3,000,000	3,000,000
Mitsubishi UFJ Trust & Banking Corp.
0.35%, 07/28/10	2,000,000	2,000,000
0.56%, 10/01/10	7,000,000	7,000,000
Mizuho Corporate Bank Ltd.
0.40%, 07/12/10	2,000,000	2,000,000
0.40%, 07/16/10	6,000,000	6,000,000
National Australia Bank Ltd.
0.31%, 07/30/10	5,000,000	5,000,020
Rabobank Nederland
0.52%, 09/15/10	1,000,000	1,000,000
0.56%, 10/01/10	4,000,000	4,000,000
Royal Bank of Scotland PLC
0.98%, 08/11/10	5,000,000	5,000,000
0.50%, 08/16/10	1,000,000	1,000,000
1.37%, 10/21/10	3,000,000	3,000,000
0.62%, 12/13/10	4,000,000	4,000,000
Societe Generale
0.38%, 07/08/10	2,000,000	2,000,000
0.60%, 09/02/10	5,000,000	5,000,000
0.63%, 09/17/10	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp.
0.40%, 07/06/10	10,000,000	10,000,000
0.41%, 07/08/10	3,000,000	3,000,000
Sumitomo Trust & Banking Co.
0.52%, 08/10/10	2,000,000	2,000,011
0.35%, 08/20/10	3,000,000	3,000,021
0.60%, 10/22/10	3,000,000	3,000,000
UBS AG
0.42%, 08/09/10	6,000,000	6,000,000
1.28%, 10/25/10	1,000,000	1,000,000
Union Bank, N.A.
0.30%, 07/20/10	3,000,000	3,000,000

		270,000,052

10 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Commercial Paper & Other Corporate Obligations 29.2%
Alpine Securitzation Corp.
0.26%, 07/06/10 (a)(b)(c)	2,000,000	1,999,928
0.32%, 07/20/10 (a)(b)(c)	4,000,000	3,999,324
Amsterdam Funding Corp.
0.46%, 08/18/10 (a)(b)(c)	7,000,000	6,995,707
ANZ National (Int’l) Ltd.
0.50%, 08/23/10 (a)	3,000,000	2,997,792
Argento Variable Funding Co., L.L.C.
0.35%, 08/02/10 (a)(b)(c)	4,000,000	3,998,755
Atlantic Asset Securitization, L.L.C.
0.24%, 07/06/10 (a)(b)(c)	3,000,000	2,999,900
Atlantis One Funding Corp.
0.22% - 0.33%, 07/02/10 (a)(b)(c)	9,000,000	8,999,920
0.41%, 07/21/10 (a)(b)(c)	4,000,000	3,999,089
0.39%, 09/02/10 (a)(b)(c)	5,000,000	4,996,587
Banco Bilbao Vicaya London
0.30%, 07/14/10 (c)	7,000,000	6,999,242
Bank of America Corp.
0.41%, 07/23/10	7,000,000	6,998,246
BNZ International Funding Ltd.
0.50%, 08/16/10 (a)	2,000,000	1,998,722
CAFCO, L.L.C.
0.31%, 07/12/10 (a)(b)(c)	2,000,000	1,999,811
0.40%, 07/29/10 (a)(b)(c)	2,000,000	1,999,378
Cancara Asset Securitization, L.L.C.
0.38%, 07/07/10 (a)(b)(c)	5,000,000	4,999,683
0.38%, 07/14/10 (a)(b)(c)	3,000,000	2,999,588
0.50%, 08/18/10 (a)(b)(c)	2,000,000	1,998,667
Ciesco, L.L.C.
0.28%, 07/07/10 (a)(b)(c)	4,000,000	3,999,813
0.33%, 08/04/10 (a)(b)(c)	4,000,000	3,998,753
Citigroup Funding, Inc.
0.37%, 07/12/10 (a)	7,000,000	6,999,209
0.40%, 07/16/10 (a)	3,000,000	2,999,500
0.46%, 08/10/10 (a)	1,000,000	999,489
0.60%, 10/18/10 (a)	2,000,000	1,996,367
Commonwealth Bank of Australia
0.34%, 07/30/10 (c)	7,000,000	6,998,083
CRC Funding, L.L.C.
0.33%, 08/03/10 (a)(b)(c)	9,000,000	8,997,277
Dakota CP Notes of Citibank Credit Card Issuance Trust
0.37%, 07/07/10 (b)(c)	1,000,000	999,938
0.40%, 08/03/10 (b)(c)	2,000,000	1,999,267
0.60%, 09/02/10 (b)(c)	4,000,000	3,995,800
Danske Corp. (Danish Government Guarantee)
0.35%, 07/06/10 (a)(c)	9,000,000	8,999,569
0.58%, 10/20/10 (a)(c)	4,000,000	3,992,847
General Electric Capital Corp.
0.52%, 10/15/10	9,000,000	8,986,220
0.52%, 10/18/10	12,000,000	11,981,107
Gotham Funding Corp.
0.40%, 07/09/10 (a)(b)(c)	1,045,000	1,044,907
Grampian Funding, L.L.C.
0.37%, 07/08/10 (a)(b)(c)	4,000,000	3,999,712
0.49%, 08/12/10 (a)(b)(c)	1,000,000	999,428
Market Street Funding Corp.
0.29%, 07/12/10 (a)(b)(c)	3,000,000	2,999,734
Nationwide Building Society
0.35%, 08/18/10	4,000,000	3,998,133
0.70%, 11/09/10	1,000,000	997,453
Nieuw Amsterdam Receivables Corp.
0.46%, 08/10/10 (a)(b)(c)	6,000,000	5,996,933
Nordea North America, Inc.
0.38%, 08/16/10 (a)	12,000,000	11,994,173
Ranger Funding Co., L.L.C.
0.38%, 08/10/10 (a)(b)(c)	6,000,000	5,997,467
Royal Park Investment Funding Corp.
0.30%, 07/12/10 (a)(b)(c)	8,000,000	7,999,267
Santander Central Hispano Finance (Delaware), Inc.
0.41%, 09/03/10 (a)	6,000,000	5,995,627
Societe Generale North America, Inc.
0.30%, 07/02/10 (a)	9,000,000	8,999,925
0.63%, 10/01/10 (a)	4,000,000	3,993,560
Solitaire Funding, L.L.C.
0.44%, 07/20/10 (a)(b)(c)	3,741,000	3,740,131
0.47%, 07/26/10 (a)(b)(c)	1,000,000	999,674
0.48%, 08/10/10 (a)(b)(c)	4,000,000	3,997,867
Starbird Funding Corp.
0.35%, 07/21/10 (a)(b)(c)	4,000,000	3,999,222
State Street Corp.
0.25%, 07/07/10	4,000,000	3,999,833
Thames Asset Global Securitization No. 1, Inc.
0.42%, 07/08/10 (a)(b)(c)	8,000,000	7,999,347
Thunder Bay Funding, L.L.C.
0.35%, 07/06/10 (a)(b)(c)	2,025,000	2,024,902
Ticonderoga Funding, L.L.C.
0.53%, 10/25/10 (a)(b)(c)	3,000,000	2,994,877
UniCredit Bank Ireland PLC
0.34%, 07/14/10 (a)(c)	4,000,000	3,999,516
UniCredit Delaware, Inc.
0.33%, 07/02/10 (a)(c)	5,000,000	4,999,955
Windmill Funding Corp.
0.28%, 07/16/10 (a)(b)(c)	1,000,000	999,883
0.32%, 07/19/10 (a)(b)(c)	3,000,000	2,999,520

		256,694,624

Fixed-Rate Coupon Notes 3.8%
Federal Home Loan Bank
0.58%, 08/05/10	5,000,000	4,999,824
0.53%, 10/19/10	8,000,000	7,999,378
0.54%, 10/20/10	16,000,000	15,998,178
0.51%, 10/25/10	5,000,000	4,999,582

		33,996,962

Fixed-Rate Discount Notes 1.2%
Federal Home Loan Bank
0.13%, 08/11/10	4,000,000	3,999,408
Freddie Mac
0.50%, 07/06/10	5,000,000	4,999,652
0.13%, 08/16/10	1,271,000	1,270,789

		10,269,849

Promissory Note 0.6%
The Goldman Sachs Group, Inc.
0.70%, 08/04/10 (c)(d)	2,000,000	2,000,000
0.95%, 11/04/10 (c)(d)	3,000,000	3,000,000

		5,000,000

Time Deposits 4.3%
Australia & New Zealand Banking Group Ltd.
0.23%, 07/01/10	10,000,000	10,000,000
0.23%, 07/02/10	9,000,000	9,000,000

See financial notes 11

 Schwab Retirement Advantage Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Dexia Credit Local
0.44%, 07/02/10	3,000,000	3,000,000
Northern Trust Co.
0.16%, 07/01/10	6,000,000	6,000,000
Svenska Handelsbanken AB
0.18%, 07/01/10	10,000,000	10,000,000

		38,000,000

Total Fixed-Rate Obligations
(Cost $630,961,487)		630,961,487

Variable-Rate Obligations 13.2% of net assets

Banco Bilbao Vizcaya Argentaria S.A.
0.35%, 07/16/10	5,000,000	5,000,000
Barclays Bank PLC
0.72%, 07/13/10	10,000,000	10,000,000
Commonwealth Bank of Australia
0.40%, 07/12/10 (c)	13,000,000	13,000,000
Dexia Credit Local
0.45%, 07/29/10	5,000,000	5,000,000
Fannie Mae
0.19%, 07/13/10	25,000,000	24,999,449
Freddie Mac
0.09%, 07/12/10	15,000,000	15,000,000
0.20%, 07/14/10	15,000,000	15,000,364
JPMorgan Chase Bank, N.A.
0.35%, 07/21/10	10,000,000	10,000,000
New York City IDA
Revenue Bonds (Allway Tools) Series 1997
0.80%, 07/01/10 (a)	115,000	115,000
Palm Springs, CA
Certificates of Participation Series 2002A
0.55%, 07/01/10 (a)	8,000,000	8,000,000
Toronto Dominion Bank
0.35%, 07/09/10	5,000,000	5,000,000
Westpac Banking Corp.
0.39%, 07/15/10	5,000,000	4,999,638

Total Variable-Rate Obligations
(Cost $116,114,451)		116,114,451

	Face/
	Maturity
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Other Investments 13.1% of net assets

Whistlejacket Capital, L.L.C.

n/a, n/a (c)(d)(e)	42,587	42,587

Repurchase Agreements 13.1%
Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $22,423,276.
0.05%, issued 06/30/10, due 07/01/10	21,981,967	21,981,936
Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $88,400,000
0.04%, issued 06/30/10, due 07/01/10	85,000,094	85,000,000
Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $1,050,003.
0.50%, issued 04/22/10, due 07/22/10 (d)	1,001,264	1,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $2,100,004.
0.50%, issued 04/23/10, due 07/23/10 (d)	2,002,528	2,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $5,250,045.
0.63%, issued 05/10/10, due 08/23/10 (d)	5,009,188	5,000,000

Total Other Investments
(Cost $115,024,523)		115,024,523

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Government Securities 2.5% of net assets

Other Government Related 0.9%
Straight A Funding, L.L.C.
0.30%, 07/02/10 (a)(b)(c)(f)	4,000,000	3,999,967
0.31%, 07/20/10 (a)(b)(c)(f)	4,000,000	3,999,345

		7,999,312

U.S. Treasury Bill 1.6%
U.S. Treasury Bills
0.03% - 0.10%, 07/15/10	14,000,000	13,999,592

Total U.S. Government Securities
(Cost $21,998,904)		21,998,904

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $884,099,365.

(a)	Credit-enhanced security.
(b)	Asset-backed security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $196,801,167 or 22.4% of net assets.
(d)	Illiquid security. At the period end, the value of these amounted to $13,042,587 or 1.5% of net assets.
(e)	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
(f)	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

IDA —	Industrial development agency/authority

12 See financial notes

 Schwab Retirement Advantage Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$769,117,429
Repurchase agreements, at amortized cost	+	114,981,936

Total investments		884,099,365
Cash		1
Receivables:
Interest		450,500
Fund shares sold		248,743

Total assets		884,798,609

Liabilities

Payables:
Investment adviser and administrator fees		8,383
Shareholder services fees		15,816
Fund shares redeemed		5,354,775
Distributions to shareholders		3,616
Accrued expenses	+	48,937

Total liabilities		5,431,527

Net Assets

Total assets		884,798,609
Total liabilities	−	5,431,527

Net assets		$879,367,082

Net Assets by Source
Capital received from investors		879,820,834
Net realized capital losses		(453,752)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$879,367,082		879,855,442		$1.00

See financial notes 13

 Schwab Retirement Advantage Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$1,403,413

Expenses

Investment adviser and administrator fees		1,550,982
Shareholder service fees		974,903
Registration fees		34,871
Portfolio accounting fees		34,427
Custodian fees		23,624
Trustees’ fees		16,358
Professional fees		13,645
Transfer agent fees		9,812
Shareholder reports		377
Other expenses	+	13,103

Total expenses		2,672,102
Expense reduction by adviser and Schwab	−	1,313,029

Net expenses	−	1,359,073

Net investment income		44,340

Realized Gains (Losses)

Net realized gains on investments		9,624

Increase in net assets resulting from operations		$53,964

14 See financial notes

 Schwab Retirement Advantage Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$44,340	$1,979,552
Net realized gains (losses)	+	9,624	(463,376)

Increase in net assets from operations		53,964	1,516,176

Distributions to Shareholders

Distributions from net investment income		44,340	2,012,395

Transactions in Fund Shares*

Shares sold		215,453,523	760,611,997
Shares reinvested		40,481	1,959,951
Shares redeemed	+	(289,992,762)	(792,370,449)

Net transactions in fund shares		(74,498,758)	(29,798,501)

Net Assets

Beginning of period		953,856,216	984,150,936
Total decrease	+	(74,489,134)	(30,294,720)

End of period		$879,367,082	$953,856,216

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 15

Schwab Investor Money Fund®

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.05	0.04	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.05	0.04	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.16		2.41	4.82	4.50	2.63

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.31	[3]	0.51	[4]	0.60	0.62	0.67	0.67
Gross operating expenses	0.62	[3]	0.64		0.62	0.63	0.67	0.67
Net investment income (loss)	0.01	[3]	0.17		2.37	4.71	4.50	2.61
Net assets, end of period ($ x 1,000,000)	1,606		1,832		2,360	2,089	1,314	521

* Unaudited.

1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.48% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

16 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($)	($)

69.0%	Fixed-Rate Obligations	1,109,090,437	1,109,090,437
14.3%	Variable-Rate Obligations	228,991,897	228,991,897
11.5%	Other Investments	184,410,968	184,410,968
5.1%	U.S. Government Securities	82,435,052	82,435,052

99.9%	Total Investments	1,604,928,354	1,604,928,354
0.1%	Other Assets and Liabilities, Net		1,539,912

100.0%	Net Assets		1,606,468,266

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Fixed-Rate Obligations 69.0% of net assets

Bank Notes 1.6%
Bank of America, N.A.
0.29%, 07/01/10	1,000,000	1,000,000
0.30%, 07/12/10	9,000,000	9,000,000
0.40%, 08/19/10	15,000,000	15,000,000

		25,000,000

Certificates of Deposit 33.0%
Abbey National Treasury Services PLC
0.60%, 09/27/10 (a)	7,000,000	7,000,000
Bank of Nova Scotia
0.20%, 07/29/10	28,000,000	28,000,000
Bank of Tokyo Mitsubishi UFJ Ltd.
0.46%, 08/10/10	1,000,000	1,000,000
0.80%, 10/22/10	6,000,000	6,000,000
Barclays Bank PLC
1.25%, 10/21/10	4,000,000	4,000,000
BNP Paribas
0.30%, 07/19/10	7,000,000	7,000,000
0.42%, 07/28/10	27,000,000	27,000,000
0.61%, 09/09/10	12,000,000	12,000,000
0.61%, 09/28/10	26,000,000	26,000,000
0.61%, 10/01/10	4,000,000	4,000,000
Canadian Imperial Bank of Commerce
0.13%, 07/06/10	20,000,000	20,000,000
Citibank, N.A.
0.30%, 07/06/10	30,000,000	30,000,000
0.36%, 07/07/10	1,000,000	1,000,000
0.37%, 07/12/10	7,000,000	7,000,000
0.44%, 07/29/10	6,000,000	6,000,000
0.42%, 08/04/10	5,000,000	5,000,000
0.42%, 08/06/10	4,000,000	4,000,000
Commerzbank AG
0.43%, 07/12/10	8,000,000	8,000,000
0.50%, 08/12/10	1,000,000	1,000,000
Credit Agricole S.A.
0.42%, 09/08/10	8,000,000	8,000,000
0.41%, 09/15/10	5,000,000	5,000,000
Credit Suisse
0.25%, 07/29/10	6,000,000	6,000,000
Deutsche Bank AG
0.30%, 07/19/10	19,000,000	19,000,000
0.46%, 07/26/10	6,000,000	6,000,000
0.45%, 08/06/10	10,000,000	10,000,000
0.45%, 09/24/10	18,000,000	18,000,000
DnB NOR Bank ASA
0.30%, 08/09/10	1,000,000	1,000,000
HSBC Bank PLC
0.30%, 08/16/10	6,000,000	6,000,000
0.32%, 08/31/10	4,000,000	4,000,000
ING Bank N.V.
0.34%, 08/09/10	8,000,000	8,000,000
Intesa Sanpaolo
0.32%, 07/01/10	10,000,000	10,000,000
Landesbank Hessen-Thuringen Girozentrale
0.50%, 08/06/10	3,000,000	3,000,000
Lloyds TSB Bank PLC
0.43%, 08/04/10	9,000,000	9,000,000
0.62%, 10/12/10	15,000,000	15,000,000
1.20%, 11/02/10	6,000,000	6,000,000
Mitsubishi UFJ Trust & Banking Corp.
0.33%, 07/01/10	6,000,000	6,000,000
0.35%, 07/28/10	10,000,000	10,000,000
0.46%, 08/03/10	6,000,000	6,000,000
Mizuho Corporate Bank Ltd.
0.40%, 07/12/10	6,000,000	6,000,000
0.40%, 07/16/10	10,000,000	10,000,000
Rabobank Nederland
0.56%, 10/01/10	17,000,000	17,000,000
Royal Bank of Scotland PLC
0.47%, 08/06/10	6,000,000	6,000,000
0.94%, 08/27/10	2,000,000	2,000,000
1.37%, 10/21/10	6,000,000	6,000,000
0.62%, 12/13/10	6,000,000	6,000,000
Societe Generale
0.38%, 07/07/10	7,000,000	7,000,000
0.60%, 09/02/10	9,000,000	9,000,000
0.60%, 09/03/10	2,000,000	2,000,000
0.63%, 09/17/10	4,000,000	4,000,000
Sumitomo Mitsui Banking Corp.
0.40%, 07/06/10	6,000,000	6,000,000
0.40%, 07/13/10	17,000,000	17,000,000
0.38%, 07/15/10	1,000,000	1,000,000
Sumitomo Trust & Banking Co.
0.47%, 07/26/10	10,000,000	10,000,035
0.52%, 08/10/10	1,000,000	1,000,005
Toronto Dominion Bank
0.68%, 08/16/10	21,000,000	21,000,000
UBS AG
0.42%, 08/09/10	20,000,000	20,000,000
1.28%, 10/25/10	4,000,000	4,000,000

See financial notes 17

 Schwab Investor Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
UniCredit Bank AG
0.45%, 07/02/10	3,000,000	3,000,000
UniCredit S.p.A.
0.54%, 07/26/10	11,000,000	11,000,038
0.50%, 08/13/10	2,000,000	2,000,000

		531,000,078

Commercial Paper & Other Corporate Obligations 24.6%
Alpine Securitization Corp.
0.29%, 07/29/10 (a)(b)(c)	10,000,000	9,997,744
Amsterdam Funding Corp.
0.46%, 08/18/10 (a)(b)(c)	15,000,000	14,990,800
Argento Variable Funding Co., L.L.C.
0.35%, 08/02/10 (a)(b)(c)	7,000,000	6,997,822
Atlantis One Funding Corp.
0.22%, 07/02/10 (a)(b)(c)	1,000,000	999,994
0.41%, 07/28/10 (a)(b)(c)	14,000,000	13,995,695
0.43%, 08/11/10 (a)(b)(c)	2,000,000	1,999,021
0.38%, 09/02/10 (a)(b)(c)	6,000,000	5,996,010
BNZ International Funding Ltd.
0.60%, 08/26/10 (a)	4,000,000	3,996,267
CAFCO, L.L.C.
0.31%, 07/12/10 (a)(b)(c)	8,000,000	7,999,242
Cancara Asset Securitization, L.L.C.
0.40%, 07/01/10 (a)(b)(c)	2,000,000	2,000,000
0.38%, 07/07/10 (a)(b)(c)	1,000,000	999,937
0.37%, 08/20/10 (a)(b)(c)	2,000,000	1,998,972
Ciesco, L.L.C.
0.28%, 07/07/10 (a)(b)(c)	14,000,000	13,999,347
0.50%, 09/16/10 (a)(b)(c)	3,000,000	2,996,792
Citigroup Funding, Inc.
0.33% - 0.34%, 07/06/10 (a)	4,000,000	3,999,814
0.37%, 07/15/10 (a)	8,000,000	7,998,849
0.46%, 08/10/10 (a)	4,000,000	3,997,956
0.44%, 09/13/10 (a)	8,000,000	7,992,764
CRC Funding, L.L.C.
0.33%, 08/03/10 (a)(b)(c)	15,000,000	14,995,462
Dakota CP Notes of Citibank Credit Card Issuance Trust
0.40%, 08/03/10 (b)(c)	4,000,000	3,998,533
0.60%, 09/02/10 (b)(c)	13,300,000	13,286,035
Danske Corp. (Danish Government Guarantee)
0.35%, 07/06/10 (a)(c)	8,000,000	7,999,617
0.45%, 07/27/10 (a)(c)	6,000,000	5,998,050
0.41%, 08/09/10 (a)(c)	10,000,000	9,995,558
Falcon Asset Securitization Corp.
0.08%, 07/01/10 (a)(b)(c)	5,000,000	5,000,000
0.40%, 08/02/10 (a)(b)(c)	8,000,000	7,997,156
General Electric Capital Corp.
0.52%, 10/15/10	8,000,000	7,987,751
0.52%, 10/18/10	9,000,000	8,985,830
0.50%, 10/26/10	23,000,000	22,962,625
Gotham Funding Corp.
0.39%, 07/20/10 (a)(b)(c)	6,000,000	5,998,765
Grampian Funding, L.L.C.
0.50%, 08/17/10 (a)(b)(c)	13,000,000	12,991,514
Intesa Funding, L.L.C.
0.27%, 07/07/10 (a)	10,000,000	9,999,550
0.30%, 08/11/10 (a)	2,000,000	1,999,317
Jupiter Securitization Corp.
0.33%, 07/02/10 (a)(b)(c)	8,000,000	7,999,927
Nationwide Building Society
0.35%, 08/18/10	5,000,000	4,997,667
0.70%, 11/09/10	3,000,000	2,992,358
Nieuw Amsterdam Receivables Corp.
0.46%, 08/10/10 (a)(b)(c)	11,000,000	10,994,378
Ranger Funding Co., L.L.C.
0.38%, 08/09/10 (a)(b)(c)	15,000,000	14,993,825
Santander Central Hispano Finance (Delaware), Inc.
0.41%, 09/03/10 (a)	13,000,000	12,990,524
Sheffield Receivables Corp.
0.30%, 07/07/10 (a)(b)(c)	1,000,000	999,950
0.30%, 07/12/10 (a)(b)(c)	13,000,000	12,998,808
Societe Generale North America, Inc.
0.63%, 10/01/10 (a)	9,000,000	8,985,510
Solitaire Funding, L.L.C.
0.41%, 07/02/10 (a)(b)(c)	11,000,000	10,999,875
0.47%, 07/26/10 (a)(b)(c)	5,000,000	4,998,368
0.48%, 08/10/10 (a)(b)(c)	2,000,000	1,998,933
0.58%, 09/14/10 (a)(b)(c)	2,000,000	1,997,583
Starbird Funding Corp.
0.35%, 07/21/10 (a)(b)(c)	7,000,000	6,998,639
Thames Asset Global Securitization No. 1, Inc.
0.42%, 07/08/10 (a)(b)(c)	15,000,000	14,998,775
0.60%, 08/31/10 (a)(b)(c)	1,000,000	998,983
UniCredit Delaware, Inc.
0.33%, 07/02/10 (a)(c)	6,000,000	5,999,946
Variable Funding Capital Corp.
0.34%, 07/07/10 (a)(b)(c)	15,000,000	14,999,150

		395,095,988

Fixed-Rate Coupon Notes 3.4%
Federal Home Loan Bank
0.58%, 08/05/10	10,000,000	9,999,647
0.53%, 10/19/10	15,000,000	14,998,834
0.54%, 10/20/10	30,000,000	29,996,585

		54,995,066

Fixed-Rate Discount Note 0.6%
Freddie Mac
0.50%, 07/06/10	10,000,000	9,999,305

Promissory Note 0.9%
The Goldman Sachs Group, Inc.
0.70%, 08/04/10 (c)(d)	7,000,000	7,000,000
0.95%, 11/04/10 (c)(d)	7,000,000	7,000,000

		14,000,000

Time Deposits 4.9%
Australia & New Zealand Banking Group Ltd.
0.11%, 07/01/10	14,000,000	14,000,000
0.23%, 07/02/10	10,000,000	10,000,000
Dexia Credit Local
0.44%, 07/02/10	7,000,000	7,000,000
Northern Trust Co.
0.16%, 07/01/10	12,000,000	12,000,000
Svenska Handelsbanken AB
0.18%, 07/01/10	36,000,000	36,000,000

		79,000,000

Total Fixed-Rate Obligations
(Cost $1,109,090,437)		1,109,090,437

18 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Variable-Rate Obligations 14.3% of net assets

Banco Bilbao Vizcaya Argentaria S.A.
0.35%, 07/16/10	9,000,000	9,000,000
Barclays Bank PLC
0.72%, 07/13/10	10,000,000	10,000,000
Commonwealth Bank of Australia
0.40%, 07/12/10 (c)	15,000,000	15,000,000
Dexia Credit Local
0.45%, 07/29/10	9,000,000	9,000,000
Eagle County, CO
Housing Facilities Revenue Bonds (BC Housing) Series 1997B
0.35%, 07/01/10 (a)	1,500,000	1,500,000
Fannie Mae
0.19%, 07/13/10	85,000,000	84,998,347
Federal Farm Credit Bank
0.36%, 07/28/10	10,000,000	10,000,000
Freddie Mac
0.09%, 07/12/10	25,000,000	25,000,000
JPMorgan Chase Bank, N.A.
0.35%, 07/21/10	38,000,000	38,000,000
Labcon, NA
Bonds Series 2010
0.43%, 07/07/10 (a)	2,495,000	2,495,000
Rabobank Nederland
0.35%, 07/09/10	1,000,000	1,000,000
Texas
General Obligation Bonds (Veterans Housing Assistance) Series 1994A2
0.40%, 07/07/10 (a)	1,000,000	1,000,000
General Obligation Refunding Bonds (Veterans Land) Series 2006A
0.52%, 07/07/10 (a)	2,000,000	2,000,000
Westpac Banking Corp.
0.39%, 07/15/10	20,000,000	19,998,550

Total Variable-Rate Obligations
(Cost $228,991,897)		228,991,897

	Face/
	Maturity
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Other Investments 11.5% of net assets

Whistlejacket Capital, L.L.C.

n/a, n/a (c)(d)(e)	141,949	141,949

Repurchase Agreements 11.5%
Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $14,554,531
0.05%, issued 06/30/10, due 07/01/10	14,269,039	14,269,019
Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $166,400,000
0.04%, issued 06/30/10, due 07/01/10	160,000,178	160,000,000
Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $4,200,004
0.50%, issued 04/22/10, due 07/22/10 (d)	4,005,056	4,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $6,300,072
0.50%, issued 04/26/10, due 07/26/10 (d)	6,007,583	6,000,000

Total Other Investments
(Cost $184,410,968)		184,410,968

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Government Securities 5.1% of net assets

Other Government Related 3.6%
Straight A Funding, L.L.C.
0.30%, 07/02/10 (a)(b)(c)(f)	25,441,000	25,440,788
0.30%, 07/07/10 (a)(b)(c)(f)	11,000,000	10,999,450
0.35%, 07/15/10 (a)(b)(c)(f)	6,000,000	5,999,183
0.31%, 07/20/10 (a)(b)(c)(f)	9,000,000	8,998,528
0.31%, 08/12/10 (a)(b)(c)(f)	6,000,000	5,997,830

		57,435,779

U.S. Treasury Bill 1.5%
U.S. Treasury Bills
0.03% - 0.10%, 07/15/10	25,000,000	24,999,273

Total U.S. Government Securities
(Cost $82,435,052)		82,435,052

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $1,604,928,354.

(a)	Credit-enhanced security.
(b)	Asset-backed security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $371,786,934 or 23.1% of net assets.
(d)	Illiquid security. At the period end, the value of these amounted to $24,141,949 or 1.5% of net assets.
(e)	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
(f)	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

See financial notes 19

 Schwab Investor Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$1,420,659,335
Repurchase agreements, at amortized cost	+	184,269,019

Total investments		1,604,928,354
Receivables:
Investments sold		5,000
Fund shares sold		2,616,556
Interest		972,960
Prepaid expenses	+	9,718

Total assets		1,608,532,588

Liabilities

Payables:
Investment adviser and administrator fees		10,728
Shareholder services fees		32,912
Fund shares redeemed		1,945,273
Distributions to shareholders		6,628
Accrued expenses	+	68,781

Total liabilities		2,064,322

Net Assets

Total assets		1,608,532,588
Total liabilities	−	2,064,322

Net assets		$1,606,468,266

Net Assets by Source
Capital received from investors		1,607,961,350
Net realized capital losses		(1,493,084)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,606,468,266		1,607,876,317		$1.00

20 See financial notes

 Schwab Investor Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$2,729,789

Expenses

Investment adviser and administrator fees		2,856,811
Shareholder service fees		2,115,660
Shareholder reports		88,643
Registration fees		52,570
Custodian fees		49,535
Portfolio accounting fees		45,026
Trustees’ fees		17,532
Professional fees		14,769
Transfer agent fees		5,299
Other expenses	+	9,363

Total expenses		5,255,208
Expense reduction by adviser and Schwab	−	2,610,110
Custody credits	−	8

Net expenses	−	2,645,090

Net investment income		84,699

Realized Gains (Losses)

Net realized gains on investments		15,574

Increase in net assets resulting from operations		$100,273

See financial notes 21

 Schwab Investor Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$84,699	$3,640,279
Net realized gains (losses)	+	15,574	(1,508,658)

Increase in net assets from operations		100,273	2,131,621

Distributions to Shareholders

Distributions from net investment income		84,699	3,755,028

Transactions in Fund Shares*

Shares sold		345,278,926	1,083,081,725
Shares reinvested		63,138	3,546,209
Shares redeemed	+	(570,896,420)	(1,613,094,704)

Net transactions in fund shares		(225,554,356)	(526,466,770)

Net Assets

Beginning of period		1,832,007,048	2,360,097,225
Total decrease	+	(225,538,782)	(528,090,177)

End of period		$1,606,468,266	$1,832,007,048

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

22 See financial notes

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the funds in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves
Schwab Cash Reserves
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund each offers one share class. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and

 23

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2010, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

(b) Portfolio Investments:

Repurchase Agreements: The funds may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds’ repurchase agreements are fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

Delayed-Delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, the funds agree to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the funds could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

24

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the funds invest in are not backed by the full faith and

 25

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited (continued)

3. Risk factors (continued):

credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
$1 billion to $10 billion	0.32%
$10 billion to $20 billion	0.30%
$20 billion to $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above

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 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpected portion of the fees may be retained as profit by Schwab or the service provider.

Shareholder Service Fees

Schwab Retirement Advantage Money Fund	0.22%
Schwab Investor Money Fund	0.25%

Contractual Expense Limitations

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement with the Schwab Retirement Advantage Money Fund to limit (“expense limitation”) the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, to 0.49% through April 29, 2012, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund expenses equal to 0.035% of the funds’ net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreement noted above, Schwab and the investment adviser also may voluntarily waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. As of June 30, 2010, the balance of the recoupable expenses is as follows:

	Schwab	Schwab
	Retirement Advantage	Investor
Expiration Date	Money Fund	Money Fund

December 31, 2012	$428,510	$2,068,715
December 31, 2013	657,688	2,308,619

Total	$1,086,198	$4,377,334

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of June 30, 2010, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

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 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited (continued)

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Federal Income Taxes:

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2009, the following funds had capital loss carry forwards available to offset net capital gains before the expiration date:

	Schwab	Schwab
	Retirement Advantage	Investor
Expiration Date	Money Fund	Money Fund

December 31, 2017	$463,376	$1,508,658

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, the funds had no capital losses utilized or capital losses deferred.

As of December 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2009, the funds did not incur any interest or penalties. The funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

8. Subsequent Events:

Management has evaluated subsequent events and transactions through the date the financial statements were available to be issued and determined that there are no such events or transactions that would have materially impacted the financial statements as presented.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including the Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the funds at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the funds for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreement with respect to the funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the funds.

Fund Performance. The Board considered the funds’ performance in determining whether to renew the Agreement with respect to the funds. Specifically, the Trustees considered each fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark used to

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compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the funds.

Fund Expenses. With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement with respect to the funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered contractual investment advisory fee schedules with respect to the funds that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the funds that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the funds and concluded that the compensation under the Agreement with respect to the funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of The Charles Schwab Family of Funds since 1989.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

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 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

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 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid to the bond holder. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature which reflects the security’s Effective Maturity Date. For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

34

Temporary Liquidity Guarantee Program (TLGP) The Federal Deposit Insurance Corporation (FDIC) created the Temporary Liquidity Guarantee Program (TLGP) to strengthen investor confidence and encourage liquidity in the banking system. The TLGP-backed obligations, such as commercial paper or commercial notes, are issued by private issuers and are guaranteed as to principal and interest by the FDIC. These securities are considered U.S. government securities under the rules that govern money market funds and the FDIC has stated that they are backed by the full faith and credit of the United States.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average maturity For money market mutual funds as per rule 2a-7, the sooner of the maturity (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 35

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13605-14

Semiannual report dated June 30, 2010 enclosed.

Schwab Cash Reservestm

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Schwab Cash Reservestm

Semiannual Report
June 30, 2010

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

Even though U.S. and global economies have experienced modest improvements in the last six months, they remain in a state of uncertainty. The Federal Open Market Committee (FOMC) reflected this sentiment in its comments on June 23, 2010, when it reported that “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

In response to these conditions, the FOMC kept the federal funds rate in the historically low range of 0.00% to 0.25%. Low interest rates have, in turn, helped to drive down yields on investments associated with money market funds to near-zero levels. These low yields have been compressed further by a steady reduction in the supply of high-quality securities available for purchase by money market funds throughout the industry.

Also during the last six months, the money fund industry continued to evolve in response to new regulatory requirements from the U.S. Securities and Exchange Commission (SEC). On February 23, 2010, the SEC approved amendments to the section of the Investment Company Act of 1940 that governs money market funds. These changes are designed mainly to improve portfolio quality, shorten portfolio maturities, support liquidity, and protect shareholders in the event of a sudden large increase in fund redemption requests. We welcome these changes, and believe that they will support investors’ confidence in money market funds as well as support the way that Schwab manages its money market funds.

All of Schwab’s money market funds maintained a stable $1 Net Asset Value (NAV) and provided shareholders with safety and liquidity during the reporting period. The challenging investment environment resulted in lower yields for securities normally associated with money market funds, and this translated into lower yields for Schwab money market funds as well. For more information about the yields for each fund, please see the fund managers’ discussion and analysis found in the following pages of this report.

Recognizing the important role that money market funds play in an investor’s portfolio, Charles Schwab & Co., Inc. (Schwab), and the funds’ investment adviser, Charles Schwab Investment Management, Inc. (CSIM), continued to voluntarily waive certain fees or expenses to maintain a positive net yield for certain Schwab money market funds.

If you’d like to know more about Schwab’s money market funds or other Schwab funds, we are always available to talk with you at 1-800-435-4000, and additional resources may be found on schwab.com.

Sincerely,

Schwab Cash Reserves 1

The Investment Environment

The pace of the U.S. economy’s recovery remained uneven during the past six-month period. The Federal Reserve (Fed) recently reported that the “the economic recovery is proceeding” and that “the labor market is improving gradually,” but challenges remain. With the labor market improving gradually, spending by consumers and businesses also inched upward. However, these mild advances were constrained by a national unemployment rate that hovered around 10% and a housing market that continued to struggle. Real Gross Domestic Product (GDP) growth, another market indicator, increased by 2.7% for the first quarter of 2010, which contrasted with its increase of 5.6% for the fourth quarter of 2009. GDP is the output of goods and services produced by labor and property in the United States.

At the international level, financial markets fluctuated during the reporting period. In Europe, sovereign debt obligations reached unprecedented levels, and were followed by downgrades in the ratings of many foreign credit securities. The news caused temporary turmoil in the U.S. and global financial markets in early May. While the markets have seen some recovery to pre-May levels, central banks remain attentive to debt ratios, monetary exchange rates, interest rates, and inflation measurements.

The U.S. equity markets outperformed international equity markets during the six-month period, however both had negative returns. For example, the S&P 500® Index, which is usually seen as a bellwether for domestic financial markets, returned −6.65%. All sectors in the S&P 500 had negative returns. For the international equity markets, the MSCI EAFE Index (Gross) returned −12.93%.

In the U.S. fixed income markets, accommodative Federal Reserve policy in the form of a near-zero federal funds rate continued, and recent statements from the Fed affirmed that rates will remain low “for an extended period.” In addition, the euro-debt concerns that crystallized in May put downward pressure on U.S. Treasury rates for intermediate- and longer-term bonds. During this time, investors sought a safe haven in U.S. Treasuries, causing prices to increase and yields to decrease to a range of two-to-three percent for the intermediate- and longer-term bonds.

The low interest rate environment, combined with a limited supply of short-term, high-quality taxable and tax-free credit securities, also suppressed short-term yields in the fixed income markets, to nearly zero percent. Securities normally purchased by money market funds were in short supply and had low rates of return. This shortage, combined with the prevailing low interest rates, depressed yields throughout the money market industry, causing yields on most money market funds to stay below 0.10% for the six-month period. In response to these market conditions, many money market fund managers waived fees to maintain positive net yields and a stable $1 NAV (net asset value).

Similar to the intermediate returns seen in U.S. Treasuries, returns for intermediate-term taxable securities, as reflected in the Barclays Capital U.S. Aggregate Intermediate Bond Index, were positive and stood at 4.78% for the six-month period. On the tax-free side, returns were more modest. The Barclays Capital General Muni Bond Index returned 3.31% for the same time frame. Overall, the past six months were characterized by negative returns in the U.S. and international equity markets, with modest relief provided by the fixed income markets.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

2 Schwab Cash Reserves

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Schwab Cash Reserves 3

Schwab Cash Reserves™

Schwab Cash Reserves provided safety and liquidity to shareholders throughout the six-month reporting period. The fund’s low yield reflected the prevailing low interest-rate environment. For example, the federal funds rate has remained at a target range of 0.00% to 0.25% since December 2008, which has put downward pressure on the yields of government agencies and other securities. Furthermore, yields on the majority of securities in which the fund invests are pegged to the London Interbank Offered Rate (LIBOR); this key benchmark for short-term interest rates also reported low returns for the reporting period.

This challenging interest-rate environment has left most money market funds with historically low yields. Consequently, the investment adviser continued to reduce the fund’s position in lower-yielding, government agency securities and increased its exposure to higher-yielding, credit-sensitive securities. At the same time, in response to new regulatory requirements from the U.S. Securities and Exchange Commission, the fund increased its position in cash, or securities that can be readily converted into cash, and shortened its Weighted Average Maturity (WAM)—an indication of the portfolio’s sensitivity to interest rate changes. During the reporting period, the WAM for the fund ranged from a high of 67 days to a low of 32 days.

Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	41.6%
16-30 Days	16.6%
31-60 Days	19.3%
61-90 Days	11.8%
91-120 Days	8.3%
More than 120 Days	2.4%

 Statistics

Weighted Average Maturity[2]	35 Days
Credit Quality of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	1.5%
Government Agency[5]	9.1%
Repurchase Agreement	9.3%
Commercial Paper (CP)
Asset Backed CP	15.0%
Bank/Financial CP	10.4%
Other CP	0.8%
Certificate of Deposit	41.0%
Bank Note	2.7%
Corporate Note	4.1%
Time Deposit	5.7%
Other	0.4%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

4 Schwab Cash Reservestm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Cash Reserves
Sweep Shares

Ticker Symbol	SWSXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.08%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.01%

Seven-Day Effective Yield[2]	0.08%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.33% to the seven-day yield.

Schwab Cash Reservestm 5

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2010 and held through June 30, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/10	at 6/30/10	1/1/10–6/30/10

Schwab Cash Reservestm
Actual Return	0.24%	$1,000	$1,000.40	$1.19
Hypothetical 5% Return	0.24%	$1,000	$1,023.60	$1.20

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

6 Schwab Cash Reserves

Schwab Cash Reserves™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.05	0.04	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.05	0.04	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.04	[2]	0.16		2.36	4.77	4.50	2.65

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.24	[3]	0.47	[4]	0.66 [5]	0.68	0.69	0.69
Gross operating expenses	0.71	[3]	0.74		0.73	0.74	0.82	0.92
Net investment income (loss)	0.08	[3]	0.16		2.33	4.66	4.59	2.90
Net assets, end of period ($ x 1,000,000)	31,185		31,720		29,253	26,162	16,738	822

* Unaudited.

1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.45% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.65% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 7

 Schwab Cash Reserves

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($)	($)

78.4%	Fixed-Rate Obligations	24,446,649,395	24,446,649,395
10.1%	Variable-Rate Obligations	3,150,770,327	3,150,770,327
2.1%	U.S. Government Securities	659,212,893	659,212,893
9.4%	Other Investments	2,913,721,516	2,913,721,516

100.0%	Total Investments	31,170,354,131	31,170,354,131
0.0%	Other Assets and Liabilities, Net		14,692,951

100.0%	Net Assets		31,185,047,082

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Fixed-Rate Obligations 78.4% of net assets

Bank Notes 2.7%
Bank of America, N.A.
0.30%, 07/12/10	182,000,000	182,000,000
0.29%, 07/15/10	175,000,000	175,000,000
0.32%, 07/15/10	267,000,000	267,000,000
0.47%, 09/14/10	31,000,000	31,000,000
0.52%, 11/01/10	193,000,000	193,000,000

		848,000,000

Certificates of Deposit 36.8%
Abbey National Treasury Services PLC
0.60%, 09/27/10 (a)	155,000,000	155,000,000
Banco Bilbao Vizcaya Argentaria S.A.
0.30%, 07/07/10	45,000,000	45,000,000
Bank of Nova Scotia
0.21%, 07/28/10	301,000,000	301,000,000
0.20%, 07/29/10	139,000,000	139,000,000
Bank of Tokyo Mitsubishi UFJ Ltd.
0.32%, 07/20/10	15,000,000	15,000,000
0.46%, 08/10/10	60,000,000	60,000,000
0.32%, 08/23/10	156,000,000	156,000,000
0.53%, 09/07/10	14,000,000	14,000,000
0.55%, 09/08/10	1,000,000	1,000,000
0.80%, 10/22/10	39,000,000	39,000,000
0.60%, 10/25/10	276,000,000	276,000,000
Barclays Bank PLC
0.35%, 08/06/10	68,000,000	68,000,000
0.61%, 10/04/10	87,000,000	87,000,000
1.25%, 10/21/10	59,000,000	59,000,000
BNP Paribas
0.29%, 07/12/10	300,000,000	300,000,000
0.30%, 07/19/10	35,000,000	35,000,000
0.40%, 07/26/10	100,000,000	100,000,000
0.43%, 08/03/10	9,000,000	9,000,000
0.32%, 08/06/10	358,000,000	358,000,000
0.49%, 08/16/10	22,000,000	22,000,000
0.61%, 09/09/10	150,000,000	150,000,000
0.63%, 09/13/10	158,000,000	158,000,000
0.62%, 09/20/10	90,000,000	90,000,000
0.61%, 09/28/10	192,000,000	192,000,000
0.61%, 10/01/10	71,000,000	71,000,000
Canadian Imperial Bank of Commerce
0.13%, 07/06/10	46,000,000	46,000,000
Citibank, N.A.
0.30%, 07/01/10	202,000,000	202,000,000
0.30%, 07/02/10	20,000,000	20,000,000
0.32%, 07/02/10	181,000,000	181,000,000
0.36%, 07/07/10	13,000,000	13,000,000
0.32%, 07/09/10	40,000,000	40,000,000
0.44%, 07/29/10	54,000,000	54,000,000
0.44%, 08/02/10	130,000,000	130,000,000
0.42%, 08/04/10	280,000,000	280,000,000
Commerzbank AG
0.50%, 08/12/10	7,000,000	7,000,000
0.50%, 08/13/10	92,000,000	92,000,000
0.52%, 08/19/10	92,000,000	92,000,000
Commonwealth Bank of Australia
0.48%, 10/06/10	6,000,000	6,000,000
Credit Agricole S.A.
0.42%, 09/08/10	105,000,000	105,000,000
0.41%, 09/15/10	101,000,000	101,000,000
Credit Suisse
0.25%, 07/29/10	178,000,000	178,000,000
0.25%, 07/30/10	132,000,000	132,000,000
0.40%, 08/09/10	161,000,000	161,000,000
Deutsche Bank AG
0.30%, 07/19/10	186,000,000	186,000,000
0.46%, 07/26/10	342,000,000	342,000,000
0.45%, 09/22/10	502,000,000	502,000,000
HSBC Bank PLC
0.30%, 08/16/10	239,000,000	239,000,000
0.32%, 08/31/10	33,000,000	33,000,000
ING Bank N.V.
0.34%, 08/09/10	160,000,000	160,000,000
Intesa Sanpaolo
0.32%, 07/01/10	632,000,000	632,000,000
Landesbank Hessen-Thuringen Girozentrale
0.50%, 08/06/10	70,000,000	70,000,000
Lloyds TSB Bank PLC
0.35%, 09/01/10	301,000,000	301,000,000
0.62%, 10/12/10	45,000,000	45,000,000
1.20%, 11/02/10	88,000,000	88,000,000
Mitsubishi UFJ Trust & Banking Corp.
0.33%, 07/01/10	89,000,000	89,000,000
Mizuho Corporate Bank Ltd.
0.40%, 07/08/10	78,000,000	78,000,000

8 See financial notes

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
0.40%, 07/16/10	234,000,000	234,000,000
National Australia Bank Ltd.
0.38%, 08/06/10	230,000,000	230,000,000
Nordea Bank Finland PLC
0.42%, 08/04/10	135,000,000	135,000,000
0.42%, 08/10/10	13,000,000	13,000,000
Rabobank Nederland
0.55%, 09/13/10	192,000,000	192,000,000
0.56%, 10/01/10	8,000,000	8,000,000
Royal Bank of Scotland PLC
0.50%, 08/16/10	110,000,000	110,000,000
0.94%, 08/27/10	48,000,000	48,000,000
0.65%, 10/05/10	22,000,000	22,000,000
1.37%, 10/21/10	88,000,000	88,000,000
0.62%, 12/13/10	281,000,000	281,000,000
Societe Generale
0.38%, 07/07/10	152,000,000	152,000,000
0.60%, 09/02/10	120,000,000	120,000,000
0.60%, 09/03/10	102,000,000	102,000,000
0.62%, 09/16/10	85,000,000	85,000,000
0.63%, 09/17/10	100,000,000	100,000,000
State Street Bank & Trust
0.29%, 07/08/10	220,000,000	220,000,000
Sumitomo Mitsui Banking Corp.
0.40%, 07/01/10	17,000,000	17,000,000
0.41%, 07/08/10	85,000,000	85,000,000
0.40%, 07/13/10	75,000,000	75,000,000
0.39%, 07/21/10	207,000,000	207,000,000
0.31%, 08/02/10	20,000,000	20,000,000
0.39%, 08/02/10	63,000,000	63,000,000
Sumitomo Trust & Banking Co.
0.47%, 07/26/10	47,000,000	47,000,163
0.52%, 08/10/10	46,000,000	46,000,255
0.35%, 08/20/10	66,000,000	66,000,458
0.35%, 09/07/10	100,000,000	100,000,000
0.60%, 10/22/10	54,000,000	54,000,000
Toronto Dominion Bank
0.68%, 08/16/10	139,000,000	139,000,000
0.50%, 10/06/10	145,000,000	145,000,000
UBS AG
0.50%, 08/16/10	140,000,000	140,000,000
0.60%, 09/10/10	276,000,000	276,000,000
1.28%, 10/25/10	59,000,000	59,000,000
UniCredit Bank AG
0.45%, 07/02/10	95,000,000	95,000,000
UniCredit S.p.A.
0.54%, 07/26/10	31,000,000	31,000,107
0.50%, 08/13/10	31,000,000	31,000,000
Union Bank, N.A.
0.30%, 07/20/10	78,000,000	78,000,000
0.35%, 07/30/10	49,000,000	49,000,000

		11,468,000,983

Commercial Paper & Other Corporate Obligations 26.2%
Alpine Securitization Corp.
0.26%, 07/06/10 (a)(b)(c)	133,865,000	133,860,166
0.32%, 07/20/10 (a)(b)(c)	15,000,000	14,997,467
Amsterdam Funding Corp.
0.47%, 08/18/10 (a)(b)(c)	76,908,000	76,859,804
0.63%, 09/13/10 (a)(b)(c)	9,000,000	8,988,345
Argento Variable Funding Co., L.L.C.
0.40%, 07/07/10 (a)(b)(c)	6,000,000	5,999,600
0.35%, 08/02/10 (a)(b)(c)	162,000,000	161,949,600
0.40%, 08/26/10 (a)(b)(c)	120,000,000	119,925,333
Atlantic Asset Securitization, L.L.C.
0.24%, 07/06/10 (a)(b)(c)	43,000,000	42,998,567
Atlantis One Funding Corp.
0.22%, 07/02/10 (a)(b)(c)	18,000,000	17,999,890
0.41%, 07/28/10 (a)(b)(c)	70,000,000	69,978,475
0.43%, 08/11/10 (a)(b)(c)	171,000,000	170,916,257
0.43%, 08/12/10 (a)(b)(c)	306,000,000	305,846,490
Banco Bilbao Vicaya London
0.30%, 07/14/10 (c)	140,000,000	139,984,833
Bank of America Corp.
0.41%, 07/23/10	119,000,000	118,970,184
BNZ International Funding Ltd.
0.45%, 08/11/10 (a)	13,000,000	12,993,338
0.50%, 08/16/10 (a)	32,600,000	32,579,172
0.60%, 08/26/10 (a)	34,000,000	33,968,267
CAFCO, L.L.C.
0.29%, 07/08/10 (a)(b)(c)	50,000,000	49,997,181
0.30%, 07/14/10 (a)(b)(c)	50,000,000	49,994,583
0.30%, 07/15/10 (a)(b)(c)	100,000,000	99,988,333
0.50%, 09/07/10 (a)(b)(c)	36,000,000	35,966,000
0.49%, 09/21/10 (a)(b)(c)	40,000,000	39,955,356
Cancara Asset Securitization, L.L.C.
0.40%, 07/01/10 (a)(b)(c)	47,000,000	47,000,000
0.46%, 07/23/10 (a)(b)(c)	53,000,000	52,985,101
0.37%, 08/20/10 (a)(b)(c)	19,000,000	18,990,236
0.37%, 08/23/10 (a)(b)(c)	69,000,000	68,962,414
Chariot Funding, L.L.C.
0.36%, 07/19/10 (a)(b)(c)	59,920,000	59,909,214
0.39%, 07/26/10 (a)(b)(c)	15,000,000	14,995,938
0.40%, 08/02/10 (a)(b)(c)	120,000,000	119,957,333
Ciesco, L.L.C.
0.28%, 07/07/10 (a)(b)(c)	40,000,000	39,998,133
0.29%, 07/13/10 (a)(b)(c)	151,000,000	150,985,403
0.50%, 09/08/10 (a)(b)(c)	100,000,000	99,904,167
0.50%, 09/16/10 (a)(b)(c)	10,000,000	9,989,306
0.53%, 09/20/10 (a)(b)(c)	3,000,000	2,996,423
0.50%, 09/21/10 (a)(b)(c)	36,000,000	35,959,000
Citigroup Funding, Inc.
0.34%, 07/06/10 (a)	179,000,000	178,991,547
0.30%, 07/12/10 (a)	125,000,000	124,988,542
0.41%, 07/21/10 (a)	76,000,000	75,982,689
0.60%, 10/18/10 (a)	88,000,000	87,840,133
Commonwealth Bank of Australia
0.34%, 07/30/10 (c)	58,000,000	57,984,114
CRC Funding, L.L.C.
0.33%, 07/08/10 (a)(b)(c)	4,925,000	4,924,684
0.33%, 08/03/10 (a)(b)(c)	10,000,000	9,996,975
0.33%, 08/04/10 (a)(b)(c)	150,000,000	149,953,250
Dakota CP Notes of Citibank Credit Card Issuance Trust
0.37%, 07/07/10 (b)(c)	142,000,000	141,991,243
0.40%, 08/03/10 (b)(c)	66,000,000	65,975,800
0.60%, 09/02/10 (b)(c)	28,000,000	27,970,600
0.60%, 09/03/10 (b)(c)	44,000,000	43,953,067
0.55%, 09/21/10 (b)(c)	35,050,000	35,006,090
Danske Corp. (Danish Government Guarantee)
0.35%, 07/06/10 (a)(c)	102,000,000	101,995,112
0.34%, 07/07/10 (a)(c)	11,000,000	10,999,377
0.41%, 08/09/10 (a)(c)	250,000,000	249,888,958
0.39%, 08/23/10 (a)(c)	64,000,000	63,963,253
0.58%, 10/20/10 (a)(c)	43,000,000	42,923,102
Enterprise Funding Co., L.L.C.
0.34%, 07/14/10 (a)(b)(c)	93,000,000	92,988,582
Falcon Asset Securitization Corp.
0.08%, 07/01/10 (a)(b)(c)	40,000,000	40,000,000
0.36%, 07/19/10 (a)(b)(c)	50,000,000	49,991,000

See financial notes 9

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
0.32%, 07/27/10 (a)(b)(c)	15,000,000	14,996,533
General Electric Capital Corp.
0.17%, 07/30/10	150,000,000	149,979,458
0.52%, 10/15/10	50,000,000	49,923,444
0.52%, 10/18/10	90,000,000	89,858,300
0.52%, 10/19/10	97,000,000	96,845,878
0.50%, 10/26/10	188,000,000	187,694,500
0.50%, 10/27/10	210,000,000	209,655,833
Grampian Funding, L.L.C.
0.37%, 07/08/10 (a)(b)(c)	157,000,000	156,988,705
0.57%, 09/17/10 (a)(b)(c)	137,000,000	136,830,805
Market Street Funding Corp.
0.29%, 07/12/10 (a)(b)(c)	14,199,000	14,197,742
Nationwide Building Society
0.40%, 07/07/10	40,000,000	39,997,333
0.37%, 07/14/10	20,000,000	19,997,328
0.35%, 08/18/10	7,000,000	6,996,733
0.42%, 09/10/10	60,000,000	59,950,300
0.70%, 11/09/10	29,000,000	28,926,131
Nieuw Amsterdam Receivables Corp.
0.23%, 07/02/10 (a)(b)(c)	27,000,000	26,999,827
0.46%, 08/10/10 (a)(b)(c)	172,714,000	172,625,724
0.53%, 09/14/10 (a)(b)(c)	45,000,000	44,950,312
Nordea North America, Inc.
0.40%, 07/27/10 (a)	116,000,000	115,966,908
0.38%, 08/16/10 (a)	130,000,000	129,936,878
Ranger Funding Co., L.L.C.
0.38%, 08/09/10 (a)(b)(c)	40,000,000	39,983,533
Royal Park Investment Funding Corp.
0.29%, 07/02/10 (a)(b)(c)	42,000,000	41,999,662
0.30%, 07/09/10 (a)(b)(c)	42,000,000	41,997,200
0.30%, 07/12/10 (a)(b)(c)	29,000,000	28,997,342
0.30%, 07/16/10 (a)(b)(c)	72,000,000	71,991,000
Santander Central Hispano Finance (Delaware), Inc.
0.41%, 08/13/10 (a)	150,000,000	149,926,542
0.41%, 09/03/10 (a)	113,000,000	112,917,636
0.51%, 10/01/10 (a)	11,000,000	10,985,663
Sheffield Receivables Corp.
0.34%, 07/01/10 (a)(b)(c)	50,000,000	50,000,000
0.34%, 07/02/10 (a)(b)(c)	30,000,000	29,999,717
0.30% - 0.34%, 07/07/10 (a)(b)(c)	56,000,000	55,996,933
Societe de Prise de Participation de I’Etat (French Government Guarantee)
0.36%, 07/07/10 (a)(c)	50,000,000	49,997,042
Societe Generale North America, Inc.
0.30%, 07/02/10 (a)	50,000,000	49,999,583
0.60%, 09/14/10 (a)	18,000,000	17,977,500
0.63%, 10/01/10 (a)	50,000,000	49,919,500
Solitaire Funding, L.L.C.
0.41%, 07/02/10 (a)(b)(c)	68,000,000	67,999,226
0.47%, 07/26/10 (a)(b)(c)	100,000,000	99,967,361
0.60%, 08/23/10 (a)(b)(c)	100,000,000	99,911,667
0.58%, 09/14/10 (a)(b)(c)	144,000,000	143,826,000
Starbird Funding Corp.
0.35%, 07/21/10 (a)(b)(c)	26,000,000	25,994,944
State Street Corp.
0.25%, 07/07/10	79,000,000	78,996,708
Thames Asset Global Securitization No. 1, Inc.
0.42%, 07/06/10 (a)(b)(c)	60,403,000	60,399,476
0.42%, 07/08/10 (a)(b)(c)	112,242,000	112,232,834
0.60%, 08/31/10 (a)(b)(c)	20,000,000	19,979,667
Ticonderoga Funding, L.L.C.
0.53%, 10/25/10 (a)(b)(c)	79,000,000	78,865,086
0.53%, 11/01/10 (a)(b)(c)	45,000,000	44,918,512
UniCredit Bank Ireland PLC
0.35%, 07/14/10 (a)(c)	116,000,000	115,985,339
UniCredit Delaware, Inc.
0.34%, 07/13/10 (a)(c)	140,000,000	139,984,367
Variable Funding Capital Corp.
0.33%, 07/02/10 (a)(b)(c)	25,000,000	24,999,771
0.41%, 07/29/10 (a)(b)(c)	150,000,000	149,952,167
Victory Receivables Corp.
0.39%, 07/12/10 (a)(b)(c)	48,000,000	47,994,280
Windmill Funding Corp.
0.28%, 07/16/10 (a)(b)(c)	74,000,000	73,991,367
Yorktown Capital, L.L.C.
0.34%, 07/19/10 (a)(b)(c)	100,000,000	99,983,000

		8,167,647,324

Fixed-Rate Coupon Notes 2.2%
Federal Home Loan Bank
0.53% - 0.58%, 08/05/10	125,000,000	124,997,880
0.53%, 08/27/10	85,000,000	85,112,186
0.53%, 10/19/10	67,000,000	66,994,792
0.54%, 10/20/10	312,000,000	311,964,480
0.51%, 10/25/10	100,000,000	99,991,630

		689,060,968

Fixed-Rate Discount Notes 4.2%
Fannie Mae
0.18% - 0.19%, 07/07/10	89,700,000	89,697,214
0.19%, 07/12/10	75,500,000	75,495,628
0.19%, 07/14/10	1,500,000	1,499,897
0.11%, 07/21/10	14,000,000	13,999,144
0.19%, 08/11/10	96,860,000	96,839,082
Federal Home Loan Bank
0.18%, 07/02/10	57,200,000	57,199,714
0.19%, 07/07/10	11,300,000	11,299,642
0.19%, 07/09/10	101,000,000	100,995,736
0.18% - 0.19%, 07/14/10	14,200,000	14,199,068
0.11% - 0.19%, 07/21/10	250,959,000	250,943,455
0.19%, 08/11/10	77,000,000	76,983,777
0.14%, 08/25/10	49,500,000	49,489,791
0.14%, 08/27/10	16,000,000	15,996,453
Freddie Mac
0.18% - 0.50%, 07/06/10	241,774,000	241,766,333
0.18%, 07/09/10	2,000,000	1,999,920
0.16%, 07/12/10	20,450,000	20,449,000
0.21%, 07/13/10	5,000,000	4,999,650
0.19%, 07/19/10	5,300,000	5,299,510
0.19%, 08/11/10	177,825,000	177,787,106

		1,306,940,120

Municipal Note 0.1%
Los Angeles Community College District, CA
Bond Anticipation Notes Series 2010A2
0.70%, 09/13/10	45,000,000	45,000,000

Promissory Note 0.5%
The Goldman Sachs Group, Inc.
0.70%, 08/04/10 (c)(d)	30,000,000	30,000,000
0.95%, 11/04/10 (c)(d)	120,000,000	120,000,000

		150,000,000

10 See financial notes

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Time Deposits 5.7%
Australia & New Zealand Banking Group Ltd.
0.11%, 07/01/10	465,000,000	465,000,000
0.23%, 07/02/10	45,000,000	45,000,000
Bank of Ireland
0.35%, 07/01/10	135,000,000	135,000,000
Citibank, N.A.
0.10%, 07/01/10	200,000,000	200,000,000
Dexia Credit Local
0.44%, 07/02/10	156,000,000	156,000,000
National Australia Bank
0.02%, 07/01/10	155,000,000	155,000,000
Northern Trust Co.
0.16%, 07/01/10	189,000,000	189,000,000
Royal Bank of Canada
0.06%, 07/01/10	170,000,000	170,000,000
Svenska Handelsbanken AB
0.18%, 07/01/10	102,000,000	102,000,000
UniCredit Bank AG
0.37%, 07/06/10	155,000,000	155,000,000

		1,772,000,000

Total Fixed-Rate Obligations
(Cost $24,446,649,395)		24,446,649,395

Variable-Rate Obligations 10.1% of net assets

Australia & New Zealand Banking Group Ltd.
0.35%, 07/02/10	50,000,000	50,000,000
Banco Bilbao Vizcaya Argentaria S.A.
0.44%, 07/12/10	60,000,000	60,000,000
0.35%, 07/16/10	165,000,000	165,000,000
Bank of America, N.A.
0.56%, 07/22/10	174,000,000	174,000,000
Bank of Nova Scotia
0.35%, 07/06/10	109,000,000	109,000,000
Barclays Bank PLC
0.55%, 07/12/10	17,000,000	17,000,000
0.75%, 07/12/10	90,000,000	90,000,000
0.72%, 07/13/10	50,000,000	50,000,000
Commonwealth Bank of Australia
0.40%, 07/12/10 (c)	322,000,000	322,000,000
Dexia Credit Local
0.45%, 07/29/10	166,000,000	166,000,000
Fannie Mae
0.19%, 07/13/10	200,000,000	199,995,591
0.30%, 08/05/10	50,000,000	49,998,256
Federal Farm Credit Bank
0.36%, 07/28/10	105,000,000	105,000,000
Federal Home Loan Bank
0.25%, 07/25/10	75,000,000	74,963,398
Freddie Mac
0.09%, 07/12/10	220,000,000	220,000,000
JPMorgan Chase Bank, N.A.
0.35%, 07/21/10	250,000,000	250,000,000
Rabobank Nederland
0.35%, 07/06/10	100,000,000	100,000,000
0.35%, 07/09/10	48,000,000	48,000,000
Royal Bank of Canada
0.35%, 07/06/10	75,000,000	75,000,000
Svenska Handelsbanken AB
0.29%, 07/02/10 (c)	240,000,000	240,000,000
Tenderfoot Seasonal Housing, CO
Housing Facilities Revenue Notes Series 2000B
0.35%, 07/01/10 (a)	3,000,000	3,000,000
Texas
General Obligation Bonds (Veterans Housing Assistance) Series 1994A2
0.40%, 07/07/10 (a)	32,000,000	32,000,000
General Obligation Refunding Bonds (Veterans Land) Series 2006A
0.52%, 07/07/10 (a)	25,000,000	25,000,000
Toronto Dominion Bank
0.35%, 07/09/10	130,000,000	130,000,000
Wells Fargo & Co.
0.39%, 07/12/10	29,818,000	29,816,706
Westpac Banking Corp.
0.35%, 07/06/10	215,000,000	215,000,000
0.39%, 07/15/10	50,000,000	49,996,376
0.32%, 07/28/10 (c)	100,000,000	100,000,000

Total Variable-Rate Obligations
(Cost $3,150,770,327)		3,150,770,327

U.S. Government Securities 2.1% of net assets

Other Government Related 0.6%
Straight A Funding, L.L.C.
0.30%, 07/02/10 (a)(b)(c)(f)	60,000,000	59,999,500
0.35%, 07/15/10 (a)(b)(c)(f)	44,247,000	44,240,978
0.31%, 07/20/10 (a)(b)(c)(f)	50,000,000	49,991,819
0.31%, 08/12/10 (a)(b)(c)(f)	24,000,000	23,991,320

		178,223,617

U.S. Treasury Bills 1.5%
U.S. Treasury Bills
0.09% - 0.11%, 07/08/10	181,000,000	180,996,451
0.03% - 0.10%, 07/15/10	300,000,000	299,992,825

		480,989,276

Total U.S. Government Securities
(Cost $659,212,893)		659,212,893

	Face/
	Maturity
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Other Investments 9.4% of net assets

Whistlejacket Capital, L.L.C.

n/a, n/a (c)(d)(e)	2,824,255	2,824,255

Repurchase Agreements 9.4%
Banc of America Securities, L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $1,199,950,000
0.05%, issued 06/30/10, due 07/01/10	1,165,001,618	1,165,000,000
Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $442,000,001
0.02%, issued 06/30/10, due 07/01/10	425,000,236	425,000,000

See financial notes 11

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

	Face/
	Maturity
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $178,503,478
0.03%, issued 06/30/10, due 07/01/10	175,000,146	175,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $148,816,461
0.05%, issued 06/30/10, due 07/01/10	145,897,464	145,897,261
Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement collateralized by U.S. Government Securities with a value of $124,800,000
0.04%, issued 06/30/10, due 07/01/10	120,000,133	120,000,000
Goldman Sachs & Co.
Tri-Party Repurchase Agreement collateralized by U.S. Government Securities with a value of $367,500,001
0.03%, issued 06/30/10, due 07/01/10	350,000,292	350,000,000
Tri-Party Repurchase Agreement collateralized by Equity Securities with a value of $170,100,002
0.50%, issued 04/22/10, due 07/22/10 (d)	162,204,750	162,000,000
Tri-Party Repurchase Agreement collateralized by Equity Securities with a value of $68,250,030
0.50%, issued 04/26/10, due 07/26/10 (d)	65,082,153	65,000,000
Tri-Party Repurchase Agreement collateralized by Equity Securities with a value of $92,400,002
0.50%, issued 04/27/10, due 07/27/10 (d)	88,111,222	88,000,000
Tri-Party Repurchase Agreement collateralized by Equity Securities with a value of $15,750,026
0.63%, issued 05/10/10, due 08/23/10 (d)	15,027,563	15,000,000
Morgan Stanley & Co., Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $204,000,001
0.06%, issued 06/30/10, due 07/01/10	200,000,333	200,000,000

Total Other Investments
(Cost $2,913,721,516)		2,913,721,516

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $31,170,354,131.

(a)	Credit-enhanced security.
(b)	Asset-backed security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $6,837,929,168 or 21.9% of net assets.
(d)	Illiquid security. At the period end, the value of these amounted to $482,824,255 or 1.5% of net assets.
(e)	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
(f)	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

12 See financial notes

 Schwab Cash Reserves

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$31,170,354,131
Cash		1
Receivables:
Interest		16,600,533
Prepaid expenses	+	118,950

Total assets		31,187,073,615

Liabilities

Payables:
Shareholder services fees		697,490
Distributions to shareholders		1,017,845
Accrued expenses	+	311,198

Total liabilities		2,026,533

Net Assets

Total assets		31,187,073,615
Total liabilities	−	2,026,533

Net assets		$31,185,047,082

Net Assets by Source
Capital received from investors		31,212,847,233
Net realized capital losses		(27,800,151)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$31,185,047,082		31,211,167,792		$1.00

See financial notes 13

 Schwab Cash Reserves

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$50,168,981

Expenses

Investment adviser and administrator fees		46,966,471
Shareholder service fees		63,482,341
Registration fees		877,865
Custodian fees		602,651
Portfolio accounting fees		355,663
Shareholder reports		323,457
Trustees’ fees		61,084
Professional fees		57,708
Transfer agent fees		6,323
Interest expense		16
Other expenses	+	303,464

Total expenses		113,037,043
Expense reduction by adviser and Schwab	−	75,206,902
Custody credits	−	84

Net expenses	−	37,830,057

Net investment income		12,338,924

Realized Gains (Losses)

Net realized gains on investments		191,780

Increase in net assets resulting from operations		$12,530,704

14 See financial notes

 Schwab Cash Reserves

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$12,338,924	$48,948,891
Net realized gains (losses)	+	191,780	(27,991,931)

Increase in net assets from operations		12,530,704	20,956,960

Distributions to Shareholders

Distributions from net investment income		12,338,924	49,018,864

Transactions in Fund Shares*

Shares sold		46,465,453,400	91,762,583,144
Shares reinvested		11,116,460	48,557,085
Shares redeemed	+	(47,012,054,615)	(89,316,228,307)

Net transactions in fund shares		(535,484,755)	2,494,911,922

Net Assets

Beginning of period		31,720,340,057	29,253,490,039
Total increase or decrease	+	(535,292,975)	2,466,850,018

End of period		$31,185,047,082	$31,720,340,057

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 15

 Schwab Cash Reserves

Financial Notes, unaudited

1. Business Structure of the Fund:

Schwab Cash Reserves is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves Fund
Schwab Cash Reserves Fund
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab California Municipal Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund
Schwab California AMT Tax-Free Money Fund

Schwab Cash Reserves offers one share class. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in the preparation of its financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The fund adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such instruments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and

16

 Schwab Cash Reserves

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or nontransferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2010, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

(b) Portfolio Investments:

Repurchase Agreements: The fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements are fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase or sale price under the agreement.

Delayed-Delivery: The fund may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund sets aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

 17

 Schwab Cash Reserves

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to the fund’s net investment income for that day, are paid out to shareholders once a month. The fund makes distributions from net realized capital gains, if any, once a year.

(g) Custody Credits:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk factors:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be

18

 Schwab Cash Reserves

Financial Notes, unaudited (continued)

3. Risk factors (continued):

no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
$1 billion to $10 billion	0.32%
$10 billion to $20 billion	0.30%
$20 billion to $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables the fund to bear expenses relating to the provision by Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”) of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to Schwab is made pursuant to its written agreement with the fund and the fund will pay no more than 0.25% of the average annual daily net assets value of the fund shares owned by shareholders holding shares through Schwab. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab.

 19

 Schwab Cash Reserves

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund to limit (“expense limitation”) the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses to 0.66% for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreement noted above, Schwab and the investment adviser also may voluntarily waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any operating expense limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. As of June 30, 2010, the balance of recoupable expenses is as follows:

Schwab
Expiration Date	Cash Reserves

December 31, 2012	$55,069,426
December 31, 2013	61,284,131

Total	$116,353,557

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of June 30, 2010, the funds had no interfund borrowing or lending activity during the period.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

6. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund has custodian overdraft facilities, a committed line of credit of $150,000,000 with State Street Bank and Trust Company, an uncommitted line of credit of $100,000,000 with Bank of America, N.A. and an uncommitted line of credit of $50,000,000 with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

20

 Schwab Cash Reserves

Financial Notes, unaudited (continued)

7. Federal Income Taxes:

As of December 31, 2009, the fund had no components of distributable earnings on a tax-basis.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2009, the fund had capital loss carry forwards of $27,991,931 available to offset net capital gains before December 31, 2017.

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2009, the fund had no capital losses utilized or capital losses deferred.

As of December 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2009, the fund did not incur any interest or penalties. The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

8. Subsequent Events:

Management has evaluated subsequent events and transactions through the date the financial statements were available to be issued and determined that there are no such events or transactions that would have materially impacted the financial statements as presented.

 21

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Cash Reserves, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the fund that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the fund at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the fund for an additional one year term at the meeting held on June 3, 2010. The Board’s approval of the Agreement with respect to the fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the fund;

2.	the fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the fund and the resources of CSIM and its affiliates dedicated to the fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the fund supported renewal of the Agreement with respect to the fund.

Fund Performance. The Board considered the fund’s performance in determining whether to renew the Agreement with respect to the fund. Specifically, the Trustees considered the fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the fund, the Trustees considered both risk and shareholder risk expectations for the fund and the appropriateness of the benchmark used to compare the performance of the fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the

22

funds supported renewal of the Agreement with respect to the fund.

Fund Expenses. With respect to the fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the fund are reasonable and supported renewal of the Agreement with respect to the fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the fund, such as whether, by virtue of its management of the fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the contractual investment advisory fee schedules with respect to the fund that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to the fund’s shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the fund that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the fund and concluded that the compensation under the Agreement with respect to the fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 23

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of The Charles Schwab Family of Funds since 1989.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

24

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

 25

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

26

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid to the bond holder. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature which reflects the security’s Effective Maturity Date. For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

 27

Temporary Liquidity Guarantee Program (TLGP) The Federal Deposit Insurance Corporation (FDIC) created the Temporary Liquidity Guarantee Program (TLGP) to strengthen investor confidence and encourage liquidity in the banking system. The TLGP-backed obligations, such as commercial paper or commercial notes, are issued by private issuers and are guaranteed as to principal and interest by the FDIC. These securities are considered U.S. government securities under the rules that govern money market funds and the FDIC has stated that they are backed by the full faith and credit of the United States.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average maturity For money market mutual funds as per rule 2a-7, the sooner of the maturity (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

28

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR32958-05

Semiannual report dated June 30, 2010 enclosed.

Schwab Taxable Money Funds

Schwab Government
Money Fundtm

Schwab U.S. Treasury
Money Fundtm

Schwab Value Advantage
Money Fund®

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This wrapper is not part of the shareholder report.

Schwab Taxable Money Funds

Semiannual Report
June 30, 2010

Schwab Government
Money Fundtm

Schwab U.S. Treasury
Money Fundtm

Schwab Value Advantage
Money Fund®

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

Even though U.S. and global economies have experienced modest improvements in the last six months, they remain in a state of uncertainty. The Federal Open Market Committee (FOMC) reflected this sentiment in its comments on June 23, 2010, when it reported that “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

In response to these conditions, the FOMC kept the federal funds rate in the historically low range of 0.00% to 0.25%. Low interest rates have, in turn, helped to drive down yields on investments associated with money market funds to near-zero levels. These low yields have been compressed further by a steady reduction in the supply of high-quality securities available for purchase by money market funds throughout the industry.

Also during the last six months, the money fund industry continued to evolve in response to new regulatory requirements from the U.S. Securities and Exchange Commission (SEC). On February 23, 2010, the SEC approved amendments to the section of the Investment Company Act of 1940 that governs money market funds. These changes are designed mainly to improve portfolio quality, shorten portfolio maturities, support liquidity, and protect shareholders in the event of a sudden large increase in fund redemption requests. We welcome these changes, and believe that they will support investors’ confidence in money market funds as well as support the way that Schwab manages its money market funds.

All of Schwab’s money market funds maintained a stable $1 Net Asset Value (NAV) and provided shareholders with safety and liquidity during the reporting period. The challenging investment environment resulted in lower yields for securities normally associated with money market funds, and this translated into lower yields for Schwab money market funds as well. For more information about the yields for each fund, please see the fund managers’ discussion and analysis found in the following pages of this report.

Recognizing the important role that money market funds play in an investor’s portfolio, Charles Schwab & Co., Inc. (Schwab), and the funds’ investment adviser, Charles Schwab Investment Management, Inc. (CSIM), continued to voluntarily waive certain fees or expenses to maintain a positive net yield for certain Schwab money market funds.

If you’d like to know more about Schwab’s money market funds or other Schwab funds, we are always available to talk with you at 1-800-435-4000, and additional resources may be found on schwab.com.

Sincerely,

Schwab Taxable Money Funds 1

The Investment Environment

The pace of the U.S. economy’s recovery remained uneven during the past six-month period. The Federal Reserve (Fed) recently reported that the “the economic recovery is proceeding” and that “the labor market is improving gradually,” but challenges remain. With the labor market improving gradually, spending by consumers and businesses also inched upward. However, these mild advances were constrained by a national unemployment rate that hovered around 10% and a housing market that continued to struggle. Real Gross Domestic Product (GDP) growth, another market indicator, increased by 2.7% for the first quarter of 2010, which contrasted with its increase of 5.6% for the fourth quarter of 2009. GDP is the output of goods and services produced by labor and property in the United States.

At the international level, financial markets fluctuated during the reporting period. In Europe, sovereign debt obligations reached unprecedented levels, and were followed by downgrades in the ratings of many foreign credit securities. The news caused temporary turmoil in the U.S. and global financial markets in early May. While the markets have seen some recovery to pre-May levels, central banks remain attentive to debt ratios, monetary exchange rates, interest rates, and inflation measurements.

The U.S. equity markets outperformed international equity markets during the six-month period, however both had negative returns. For example, the S&P 500® Index, which is usually seen as a bellwether for domestic financial markets, returned −6.65%. All sectors in the S&P 500 had negative returns. For the international equity markets, the MSCI EAFE Index (Gross) returned −12.93%.

In the U.S. fixed income markets, accommodative Federal Reserve policy in the form of a near-zero federal funds rate continued, and recent statements from the Fed affirmed that rates will remain low “for an extended period.” In addition, the euro-debt concerns that crystallized in May put downward pressure on U.S. Treasury rates for intermediate- and longer-term bonds. During this time, investors sought a safe haven in U.S. Treasuries, causing prices to increase and yields to decrease to a range of two-to-three percent for the intermediate- and longer-term bonds.

The low interest rate environment, combined with a limited supply of short-term, high-quality taxable and tax-free credit securities, also suppressed short-term yields in the fixed income markets, to nearly zero percent. Securities normally purchased by money market funds were in short supply and had low rates of return. This shortage, combined with the prevailing low interest rates, depressed yields throughout the money market industry, causing yields on most money market funds to stay below 0.10% for the six-month period. In response to these market conditions, many money market fund managers waived fees to maintain positive net yields and a stable $1 NAV (net asset value).

Similar to the intermediate returns seen in U.S. Treasuries, returns for intermediate-term taxable securities, as reflected in the Barclays Capital U.S. Aggregate Intermediate Bond Index, were positive and stood at 4.78% for the six-month period. On the tax-free side, returns were more modest. The Barclays Capital General Muni Bond Index returned 3.31% for the same time frame. Overall, the past six months were characterized by negative returns in the U.S. and international equity markets, with modest relief provided by the fixed income markets.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

2 Schwab Taxable Money Funds

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. She joined the firm in 1990 and has managed money market funds since 1988.

Karen Wiggan, a managing director and portfolio manager of the investment adviser, has been responsible for day-to-day management of the funds since 1999. She joined the firm in 1987 and has worked in fixed-income portfolio management since 1991.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the funds. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the funds. He joined the firm in 2000 and was named to his current position in 2004.

Schwab Taxable Money Funds 3

Schwab Government Money Fund™

Schwab Government Money Fund provided safety and liquidity to shareholders throughout the reporting period. The supply of agency discount notes issued by Freddie Mac, Fannie Mae, and the Federal Home Loan Banks remained steady during the six-month period, but demand for these securities was high. This environment led to a decline in yields for short-term agency securities. The fund’s low yield was a product of these low yielding discount notes, in combination with an overall low interest rate environment. In an effort to bolster the yield of the fund, the investment adviser increased its holdings in repurchase agreements during the reporting period.

The increased demand for short-term securities was driven, in part, by the new regulatory requirements from the U.S. Securities and Exchange Commission to shorten the Weighted Average Maturity (WAM)—an indication of sensitivity to changes in interest rates. These new regulations require a money fund to hold a certain percentage of its assets in cash, or securities that can be readily converted into cash, and to have a WAM that is no longer than 60 days. However, these regulations did not materially impact the management of the fund during the reporting period because the fund was already predominantly invested in such highly liquid securities, and had maintained an overall WAM of 60 days or less. During the six-month period, the WAM for the fund ranged from a high of 56 days to a low of 36 days.

Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	53.4%
16-30 Days	9.9%
31-60 Days	16.9%
61-90 Days	7.7%
91-120 Days	4.3%
More than 120 Days	7.8%

 Statistics

Weighted Average Maturity[2]	40 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	0.7%
Government Agency[5]	60.3%
Repurchase Agreement	39.0%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

4 Schwab Government Money Fundtm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Government
Money Fund
Sweep Shares

Ticker Symbol	SWGXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.03%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.46% to the seven-day yield.

Schwab Government Money Fundtm 5

Schwab U.S. Treasury Money Fund™

Schwab U.S. Treasury Money Fund remained closed to new investor accounts during the reporting period. However, the fund continued to accept additional investments from existing account holders who had selected the fund as their sweep feature.

The fund provided safety and liquidity to shareholders throughout the reporting period. The low yield for the fund reflected the prevailing low interest-rate environment in the general economy. For example, the federal funds rate has remained at a target range of 0.00% to 0.25% since December 2008, which has put downward pressure on yields of U.S. Treasuries. This challenging interest-rate environment, combined with high demand for short-term securities, has left most money market products with historically low yields.

In part, the increased demand for short-term securities was driven by the new regulatory requirements from the U.S. Securities and Exchange Commission to shorten the Weighted Average Maturity (WAM)—an indication of sensitivity to interest rate changes—in money market funds. These new regulations require a money fund to hold a certain percentage of its assets in cash, or securities that can be readily converted into cash, and to have a WAM that is no longer than 60 days. However, these regulations did not materially impact the management of the fund during the period because the fund was already predominantly invested in such highly liquid securities, and had generally maintained an overall WAM of 60 days or less. While the fund’s daily WAM fluctuated from a high of 61 days to a low of 42 days, the high occurred early in the reporting period, before the new regulations went into effect.

There was a steady supply of U.S. Treasuries during the reporting period. This was partially attributed to the Federal Reserve Bank of New York bringing back its Supplemental Financing Program (SFP) after winding it down in 2009. Bringing back the SFP added to the supply of U.S. Treasuries and helped to meet the high demand, especially for short-dated U.S. Treasury securities (Treasury bills).

In this unprecedented low-yield environment, the fund continued to hold a portion of the portfolio in government agency securities.1 Furthermore, Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.2 For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity3

% of Investments

1-15 Days	23.6%
16-30 Days	14.3%
31-60 Days	33.7%
61-90 Days	18.1%
91-120 Days	7.4%
More than 120 Days	2.9%

 Statistics

Weighted Average Maturity[4]	47 Days
Credit Quality of Holdings[5] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type6

% of Investments

U.S. Treasury	83.7%
Government Agency	16.3%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	The Fund may elect to invest up to 20 percent of its net assets in (i) obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury and (ii) obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Please refer to the fund prospectus for further details on investment objectives, risks, charges, tax implications and expenses.
[2]	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[3]	As shown in the Portfolio Holdings section of the shareholder report.
[4]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[5]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[6]	Portfolio Composition is calculated using the Par Value of Investments.

6 Schwab U.S. Treasury Money Fundtm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab US Treasury
Money Fund
Sweep Shares

Ticker Symbol	SWUXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.15%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.40% to the seven-day yield.

Schwab U.S. Treasury Money Fundtm 7

Schwab Value Advantage Money Fund®

Schwab Value Advantage Money Fund provided safety and liquidity to shareholders throughout the six-month reporting period. The fund’s low yield reflected the prevailing low interest-rate environment. For example, the federal funds rate has remained at a target range of 0.00% to 0.25% since December 2008, which has put downward pressure on the yields of government agencies and other securities. Furthermore, yields on the majority of securities in which the fund invests are pegged to the London Interbank Offered Rate (LIBOR); this key benchmark for short-term interest rates also reported low returns for the reporting period.

This challenging interest-rate environment has left most money market funds with historically low yields. Consequently, the investment adviser continued to reduce the fund’s position in lower-yielding, government agency securities and increased its exposure to higher-yielding, credit-sensitive securities. At the same time, in response to new regulatory requirements from the U.S. Securities and Exchange Commission, the fund increased its position in cash, or securities that can be readily converted into cash, and shortened its Weighted Average Maturity (WAM)—an indication of the portfolio’s sensitivity to interest rate changes. During the reporting period, the WAM for the fund ranged from a high of 68 days to a low of 29 days.

Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:

 Portfolio Composition by Maturity1

% of Investments

1-15 Days	41.8%
16-30 Days	23.6%
31-60 Days	21.6%
61-90 Days	6.6%
91-120 Days	4.6%
More than 120 Days	1.8%

 Statistics

Weighted Average Maturity[2]	29 Days
Credit Quality of Holdings[3] % of portfolio	99.98% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	1.5%
Government Agency[5]	11.5%
Repurchase Agreement	9.3%
Commercial Paper (CP)
Asset Backed CP	15.1%
Bank/Financial CP	9.9%
Other CP	0.6%
Certificate of Deposit	38.2%
Bank Note	2.6%
Corporate Note	3.6%
Time Deposit	7.6%
Other	0.1%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

8 Schwab Value Advantage Money Fund®

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Value Advantage Money Fund
				Institutional
	Investor	Select	Institutional	Prime
	Shares	Shares®	Shares	Shares®

Ticker Symbol	SWVXX	SWBXX	SWAXX	SNAXX
Minimum Initial Investment[1]	$25,000[2]	$1,000,000	$3,000,000	$10,000,000

Seven-Day Yield[3]	0.01%	0.01%	0.10%	0.13%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.14%	-0.14%	-0.01%	0.01%

Seven-Day Effective Yield[3]	0.01%	0.01%	0.10%	0.13%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000.
[3]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit each share class’s total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit/recapture of the voluntary expense waiver, if any. The voluntary expense waiver added 0.08% to the seven-day yield of the Investor Shares. The voluntary expense waiver recapture reduced the seven-day yield of the Select Shares by 0.02%.

Schwab Value Advantage Money Fund® 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2010 and held through June 30, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/10	at 6/30/10	1/1/10–6/30/10

Schwab Government Money Fundtm
Actual Return	0.22%	$1,000	$1,000.10	$1.09
Hypothetical 5% Return	0.22%	$1,000	$1,023.70	$1.10

Schwab U.S. Treasury Money Fundtm
Actual Return	0.15%	$1,000	$1,000.10	$0.74
Hypothetical 5% Return	0.15%	$1,000	$1,024.05	$0.75

Schwab Value Advantage Money Fund®
Investor Shares
Actual Return	0.31%	$1,000	$1,000.10	$1.54
Hypothetical 5% Return	0.31%	$1,000	$1,023.26	$1.56
Select Shares®
Actual Return	0.31%	$1,000	$1,000.10	$1.54
Hypothetical 5% Return	0.31%	$1,000	$1,023.26	$1.56
Institutional Shares
Actual Return	0.24%	$1,000	$1,000.40	$1.19
Hypothetical 5% Return	0.24%	$1,000	$1,023.60	$1.20
Institutional Prime Shares®
Actual Return	0.21%	$1,000	$1,000.60	$1.04
Hypothetical 5% Return	0.21%	$1,000	$1,023.75	$1.05

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

10 Schwab Taxable Money Funds

Schwab Government Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.04	0.04	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.04	0.04	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.04)	(0.04)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.09		1.98	4.55	4.37	2.52

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.22	[3]	0.50	[4]	0.73 [5]	0.74	0.75	0.75
Gross operating expenses	0.73	[3]	0.74		0.75	0.75	0.84	0.83
Net investment income (loss)	0.01	[3]	0.09		1.86	4.41	4.31	2.49
Net assets, end of period ($ x 1,000,000)	14,037		14,555		15,473	7,544	3,513	2,471

* Unaudited.

1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) have not been incurred.
5 The ratio of net operating expenses would have been 0.72% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) have not been incurred.

See financial notes 11

 Schwab Government Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($)	($)

57.7%		Federal Agency Securities	8,094,888,495	8,094,888,495
5.6%		U.S. Government and Government Agencies	791,074,372	791,074,372
40.4%		Other Investments	5,672,865,842	5,672,865,842

103.7%		Total Investments	14,558,828,709	14,558,828,709
(3	.7)%	Other Assets and Liabilities, Net		(521,350,164)

100.0%		Net Assets		14,037,478,545

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Federal Agency Securities 57.7% of net assets

Fixed-Rate Coupon Notes 9.3%
Fannie Mae
0.31%, 08/12/10	6,110,000	6,130,706
0.25%, 09/13/10	161,015,000	162,341,682
Federal Home Loan Bank
0.60%, 07/13/10	24,700,000	24,699,137
0.57%, 07/22/10	6,520,000	6,519,903
0.55%, 07/29/10	35,350,000	35,349,851
0.58%, 08/05/10	50,000,000	49,998,235
0.61%, 08/13/10	100,000,000	100,323,413
0.52%, 08/27/10	50,000,000	50,065,992
0.52%, 10/19/10	100,000,000	99,992,227
0.40%, 12/27/10 (d)	50,000,000	50,000,000
0.40%, 12/28/10 (d)	65,000,000	65,000,000
0.50%, 03/14/11 (d)	50,000,000	50,000,000
0.50%, 03/18/11	75,000,000	75,130,206
0.40%, 04/05/11	150,000,000	149,937,226
0.60% - 0.62%, 05/10/11 (d)	100,000,000	99,993,569
0.71%, 05/17/11 (d)	50,000,000	49,997,808
0.65%, 05/19/11 (d)	75,000,000	74,993,384
0.60%, 06/01/11	100,000,000	99,947,501
0.75%, 06/07/11 (d)	50,000,000	50,000,000

		1,300,420,840

Fixed-Rate Discount Notes 30.7%
Fannie Mae
0.25%, 07/01/10	65,229,000	65,229,000
0.24%, 07/01/10	285,829,000	285,829,000
0.19%, 07/12/10	8,000,000	7,999,536
0.20%, 07/19/10	7,000,000	6,999,300
0.20% - 0.21%, 07/28/10	179,135,000	179,107,879
0.22%, 08/02/10	938,498,000	938,312,386
0.23%, 08/02/10	140,000,000	139,971,378
0.21%, 08/03/10	300,000,000	299,942,250
0.21%, 08/09/10	100,000,000	99,977,250
0.21%, 08/16/10	7,000,000	6,998,122
0.26%, 09/01/10	65,000,000	64,971,454
0.25%, 09/20/10	150,000,000	149,915,625
0.26%, 10/01/10	27,686,000	27,667,958
0.23%, 10/01/10	283,784,000	283,620,824
0.22%, 10/01/10	215,188,000	215,067,017
0.30%, 11/03/10	70,000,000	69,927,083
0.25%, 12/01/10	97,776,000	97,672,113
0.26%, 12/22/10	100,000,000	99,874,333
0.30%, 01/18/11	100,000,000	99,832,500
Freddie Mac
0.20%, 07/06/10	99,750,000	99,747,229
0.21%, 07/07/10	20,000,000	19,999,300
0.20%, 07/08/10	100,000,000	99,996,111
0.20%, 07/22/10	300,000,000	299,965,000
0.20%, 07/29/10	100,000,000	99,984,444
0.22%, 08/25/10	100,000,000	99,966,389
0.25%, 09/14/10	450,000,000	449,765,625

		4,308,339,106

Variable-Rate Coupon Notes 17.7%
Fannie Mae
0.26%, 07/11/10	300,000,000	299,820,355
0.19%, 07/13/10	100,000,000	99,997,796
0.31%, 07/19/10	50,000,000	49,975,683
Federal Farm Credit Bank
0.36%, 07/28/10	71,000,000	71,000,000
Federal Home Loan Bank
0.26%, 07/01/10	150,000,000	149,950,718
0.26%, 07/12/10	200,000,000	199,808,299
0.20%, 07/14/10	100,000,000	99,998,212
0.16%, 07/15/10	150,000,000	149,920,868
0.25%, 07/25/10	110,000,000	109,838,251
0.25%, 07/25/10	100,000,000	99,951,197
0.28%, 07/26/10	150,000,000	150,000,000
0.27%, 07/29/10	35,000,000	34,996,807
0.24%, 08/08/10	100,000,000	100,000,000
Freddie Mac
0.31%, 07/01/10	100,000,000	99,943,796
0.19%, 07/12/10	150,000,000	150,000,000
0.09%, 07/12/10	150,000,000	150,000,000
0.20%, 07/14/10	200,000,000	200,001,708
0.31%, 07/16/10	100,000,000	99,934,305
0.52%, 09/03/10	100,000,000	99,994,277
0.51%, 09/24/10	71,000,000	70,996,277

		2,486,128,549

Total Federal Agency Securities
(Cost $8,094,888,495)		8,094,888,495

U.S. Government and Government Agencies 5.6% of net assets

Other Government Related 5.6%
Straight A Funding, L.L.C.
0.35%, 07/15/10 (a)(b)(c)(e)	50,000,000	49,993,194

12 See financial notes

 Schwab Government Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
0.35%, 07/16/10 (a)(b)(c)(e)	50,422,000	50,414,647
0.35%, 07/19/10 (a)(b)(c)(e)	50,000,000	49,991,250
0.35%, 07/20/10 (a)(b)(c)(e)	50,000,000	49,990,764
0.35%, 07/21/10 (a)(b)(c)(e)	50,000,000	49,990,278
0.39%, 08/04/10 (a)(b)(c)(e)	41,000,000	40,984,898
0.40%, 08/12/10 (a)(b)(c)(e)	125,000,000	124,941,667
0.43%, 08/16/10 (a)(b)(c)(e)	50,000,000	49,972,528
0.38%, 08/24/10 (a)(b)(c)(e)	100,000,000	99,943,000
0.35%, 08/24/10 (a)(b)(c)(e)	100,000,000	99,947,500
0.39%, 09/08/10 (a)(b)(c)(e)	75,000,000	74,943,938
0.41%, 09/08/10 (a)(b)(c)(e)	50,000,000	49,960,708

Total U.S. Government and Government Agencies
(Cost $791,074,372)		791,074,372

	Face/
	Maturity
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Other Investments 40.4% of net assets

Repurchase Agreements 40.4%
Banc of America Securities, L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $1,236,000,001
0.05%, issued 06/30/10, due 07/01/10	1,200,001,667	1,200,000,000
Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $630,000,000
0.02%, issued 06/30/10, due 07/01/10	600,000,333	600,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $521,259,498
0.21%, issued 06/09/10, due 07/07/10	500,081,666	500,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $525,000,000
0.18%, issued 06/15/10, due 07/07/10	500,055,000	500,000,000
Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $176,325,614
0.05%, issued 06/30/10, due 07/01/10	172,866,082	172,865,842
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $510,005,154
0.03%, issued 06/30/10, due 07/01/10	500,000,417	500,000,000
Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $233,705,133
0.10%, issued 06/24/10, due 07/01/10	225,004,375	225,000,000
Tri-Party Repurchase Agreement collateralized by U.S. Government Securities with a value of $312,000,001
0.04%, issued 06/30/10, due 07/01/10	300,000,333	300,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $546,000,001
0.10%, issued 06/25/10, due 07/02/10	525,010,208	525,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $780,000,001
0.22%, issued 06/08/10, due 07/07/10	750,132,917	750,000,000
Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $420,000,000
0.18%, issued 06/23/10, due 07/06/10	400,026,000	400,000,000

Total Other Investments
(Cost $5,672,865,842)		5,672,865,842

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $14,558,828,709.

(a)	Credit-enhanced security.
(b)	Asset-backed security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $791,074,372 or 5.6% of net assets.
(d)	Callable security.
(e)	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

See financial notes 13

 Schwab Government Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$8,885,962,867
Repurchase agreements, at amortized cost	+	5,672,865,842

Total investments		14,558,828,709
Receivables:
Interest		5,442,756
Prepaid expenses	+	63,079

Total assets		14,564,334,544

Liabilities

Payables:
Investments bought		526,355,799
Shareholder services fees		250,268
Distributions to shareholders		58,756
Accrued expenses	+	191,176

Total liabilities		526,855,999

Net Assets

Total assets		14,564,334,544
Total liabilities	−	526,855,999

Net assets		$14,037,478,545

Net Assets by Source
Capital received from investors		14,037,467,999
Net realized capital gains		10,546

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$14,037,478,545		14,038,532,164		$1.00

14 See financial notes

 Schwab Government Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$16,657,961

Expenses

Investment adviser and administrator fees		22,602,861
Shareholder service fees		28,616,418
Shareholder reports		292,747
Portfolio accounting fees		167,740
Registration fees		141,411
Custodian fees		139,963
Trustees’ fees		35,676
Professional fees		32,000
Transfer agent fees		5,872
Other expenses	+	141,451

Total expenses		52,176,139
Expense reduction by adviser and Schwab	−	36,232,133

Net expenses	−	15,944,006

Net investment income		713,955

Realized Gains (Losses)

Net realized gains on investments		10,546

Increase in net assets resulting from operations		$724,501

See financial notes 15

 Schwab Government Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$713,955	$14,564,023
Net realized gains	+	10,546	1,526

Increase in net assets from operations		724,501	14,565,549

Distributions to Shareholders

Distributions from net investment income		715,481	14,594,812

Transactions in Fund Shares*

Shares sold		32,880,037,360	60,343,646,090
Shares reinvested		593,871	14,324,123
Shares redeemed	+	(33,397,662,000)	(61,275,987,378)

Net transactions in fund shares		(517,030,769)	(918,017,165)

Net Assets

Beginning of period		14,554,500,294	15,472,546,722
Total decrease	+	(517,021,749)	(918,046,428)

End of period		$14,037,478,545	$14,554,500,294

Net investment income not yet distributed		$—	$1,526

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

16 See financial notes

Schwab U.S. Treasury Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.01	0.04	0.04	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.01	0.04	0.04	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.01)	(0.04)	(0.04)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.01		1.35	4.15	4.18	2.36

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.15	[3]	0.36	[4]	0.59 [5]	0.60	0.62	0.64
Gross operating expenses	0.72	[3]	0.72		0.74	0.75	0.83	0.83
Net investment income (loss)	0.01	[3]	0.01		1.02	3.90	4.10	2.32
Net assets, end of period ($ x 1,000,000)	17,789		19,509		31,986	9,967	3,538	3,574

* Unaudited.

1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.58% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) have not been incurred.

See financial notes 17

 Schwab U.S. Treasury Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($)	($)

4.9%		U.S. Government Agency Securities	862,679,632	862,679,632
90.0%		U.S. Government Securities	16,013,368,464	16,013,368,464
12.6%		Variable-Rate Obligations	2,249,525,496	2,249,525,496

107.5%		Total Investments	19,125,573,592	19,125,573,592
(7	.5)%	Other Assets and Liabilities, Net		(1,336,311,146)

100.0%		Net Assets		17,789,262,446

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Government Agency Securities 4.9% of net assets

Fixed-Rate Discount Notes 4.9%
Fannie Mae
0.21%, 08/05/10	200,000,000	199,959,167
0.25%, 09/23/10	100,000,000	99,941,667
0.25%, 10/12/10	99,000,000	98,929,187
Freddie Mac
0.19%, 07/01/10	45,000,000	45,000,000
0.20%, 07/06/10	19,000,000	18,999,472
0.20%, 07/22/10	200,000,000	199,976,667
0.20%, 07/29/10	50,000,000	49,992,222
0.30%, 10/04/10	150,000,000	149,881,250

Total U.S. Government Agency Securities
(Cost $862,679,632)		862,679,632

U.S. Government Securities 90.0% of net assets

Treasury Notes 9.2%
U.S. Treasury Notes
3.88%, 07/15/10	150,000,000	150,215,268
2.38%, 08/31/10	690,000,000	692,525,287
3.88%, 09/15/10	115,700,000	116,578,410
2.00%, 09/30/10	300,000,000	301,343,730
4.25%, 10/15/10	75,000,000	75,889,301
0.88%, 01/31/11	300,000,000	301,083,797

		1,637,635,793

U.S. Treasury Bills 80.8%
U.S. Treasury Bills
0.15% - 0.16%, 07/01/10	719,025,000	719,025,000
0.15% - 0.17%, 07/08/10	1,033,935,000	1,033,903,288
0.04% - 0.16%, 07/15/10	1,100,000,000	1,099,948,667
0.04% - 0.16%, 07/22/10	840,000,000	839,952,779
0.13% - 0.49%, 07/29/10	1,100,000,000	1,099,861,945
0.13% - 0.17%, 08/05/10	1,063,965,000	1,063,822,760
0.09% - 0.17%, 08/12/10	1,700,800,000	1,700,523,924
0.10% - 0.19%, 08/19/10	1,425,948,000	1,425,654,016
0.17% - 0.18%, 08/26/10	1,800,000,000	1,799,510,778
0.16%, 09/02/10	900,000,000	899,748,001
0.14%, 09/09/10	1,000,000,000	999,732,639
0.13%, 09/16/10	250,000,000	249,930,486
0.13% - 0.25%, 09/23/10	400,000,000	399,851,833
0.16%, 09/30/10	400,000,000	399,838,222
0.25%, 10/14/10	200,000,000	199,857,083
0.24%, 10/28/10	200,000,000	199,841,334
0.23%, 11/18/10	195,000,000	194,825,583
0.41%, 12/16/10	50,000,000	49,904,333

		14,375,732,671

Total U.S. Government Securities
(Cost $16,013,368,464)		16,013,368,464

Variable-Rate Obligations 12.6% of net assets

Fannie Mae
0.19%, 07/13/10	600,000,000	600,000,000
Federal Home Loan Bank
0.26%, 07/12/10	100,000,000	99,853,323
0.37%, 07/13/10	100,000,000	99,974,034
0.20%, 07/27/10	350,000,000	350,074,265
0.27%, 07/29/10	200,000,000	199,992,944
0.32%, 08/07/10	250,000,000	249,865,027
Freddie Mac
0.20%, 07/14/10	250,000,000	249,998,458
0.31%, 07/14/10	400,000,000	399,767,445

Total Variable-Rate Obligations
(Cost $2,249,525,496)		2,249,525,496

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $19,125,573,592.

18 See financial notes

 Schwab U.S. Treasury Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$19,125,573,592
Cash		201
Receivables:
Investments sold		799,958,000
Interest		13,537,919
Prepaid expenses	+	102,656

Total assets		19,939,172,368

Liabilities

Payables:
Investments bought		2,149,473,833
Shareholder services fees		216,073
Distributions to shareholders		74,217
Accrued expenses	+	145,799

Total liabilities		2,149,909,922

Net Assets

Total assets		19,939,172,368
Total liabilities	−	2,149,909,922

Net assets		$17,789,262,446

Net Assets by Source
Capital received from investors		17,789,245,818
Net realized capital gains		16,628

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$17,789,262,446		17,789,453,534		$1.00

See financial notes 19

 Schwab U.S. Treasury Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$14,729,777

Expenses

Investment adviser and administrator fees		29,303,114
Shareholder service fees		37,550,087
Portfolio accounting fees		207,355
Custodian fees		176,407
Shareholder reports		150,406
Registration fees		128,210
Trustees’ fees		42,483
Professional fees		37,022
Transfer agent fees		5,767
Interest expense		13
Other expenses	+	241,842

Total expenses		67,842,706
Expense reduction by adviser and Schwab	−	54,045,636
Custody credits	−	1

Net expenses	−	13,797,069

Net investment income		932,708

Realized Gains (Losses)

Net realized gains on investments		16,628

Increase in net assets resulting from operations		$949,336

20 See financial notes

 Schwab U.S. Treasury Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$932,708	$3,372,217
Net realized gains	+	16,628	138,848

Increase in net assets from operations		949,336	3,511,065

Distributions to Shareholders

Distributions from net investment income		938,786	3,372,217

Transactions in Fund Shares*

Shares sold		23,668,172,614	56,097,897,159
Shares reinvested		829,840	3,293,557
Shares redeemed	+	(25,389,121,819)	(68,577,851,479)

Net transactions in fund shares		(1,720,119,365)	(12,476,660,763)

Net Assets

Beginning of period		19,509,371,261	31,985,893,176
Total decrease	+	(1,720,108,815)	(12,476,521,915)

End of period		$17,789,262,446	$19,509,371,261

Net investment income not yet distributed		$—	$6,078

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 21

Schwab Value Advantage Money Fund®

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Investor Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.03	0.05	0.05	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.03	0.05	0.05	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.24		2.59	5.01	4.72	2.86

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.31	[3]	0.43	[4]	0.44 [5]	0.45	0.45	0.45
Gross operating expenses	0.56	[3]	0.59		0.56	0.55	0.57	0.56
Net investment income (loss)	0.01	[3]	0.27		2.60	4.89	4.65	2.83
Net assets, end of period ($ x 1,000,000)	18,091		23,242		37,685	43,248	33,206	24,112

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Select Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.03	0.05	0.05	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.03	0.05	0.05	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.31		2.69	5.12	4.82	2.96

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.31	[3]	0.35	[4]	0.34 [5]	0.35	0.35	0.35
Gross operating expenses	0.46	[3]	0.49		0.45	0.45	0.53	0.56
Net investment income (loss)	0.01	[3]	0.35		2.71	4.99	4.79	3.03
Net asset, end of period ($ x 1,000,000)	2,979		4,091		6,130	7,453	5,158	2,325

* Unaudited.

1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.40% for Investor Shares and 0.31% for Select Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.43% for Investor Shares and 0.33% for Select Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

22 See financial notes

 Schwab Value Advantage Money Fund

Financial Highlights continued

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Institutional Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.03	0.05	0.05	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.03	0.05	0.05	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.04	[2]	0.39		2.78	5.23	4.94	3.08

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.24	[3]	0.28	[4]	0.25 [4]	0.24	0.24	0.24
Gross operating expenses	0.35	[3]	0.38		0.35	0.34	0.49	0.56
Net investment income (loss)	0.08	[3]	0.42		2.77	5.10	4.90	3.11
Net assets, end of period ($ x 1,000,000)	2,454		3,087		4,464	4,748	3,817	1,929

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	10/5/06[5]–
Institutional Prime Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.03	0.05	0.01
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.03	0.05	0.01
Less Distributions From:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.01)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.06	[2]	0.42		2.81	5.26	1.25	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.21	[3]	0.25	[4]	0.22 [4]	0.21	0.21	[3]
Gross operating expenses	0.33	[3]	0.35		0.32	0.32	0.36	[3]
Net investment income (loss)	0.11	[3]	0.43		2.89	5.12	5.18	[3]
Net assets, end of period ($ x 1,000,000)	1,861		2,185		2,476	4,235	1,693

* Unaudited.

1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.24% for Institutional Shares and 0.21% for Institutional Prime Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 Commencement of operations.

See financial notes 23

 Schwab Value Advantage Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($)	($)

75.0%		Fixed-Rate Obligations	19,034,875,449	19,034,875,449
13.1%		Variable-Rate Obligations	3,333,496,216	3,333,496,216
9.3%		Other Investments	2,365,646,417	2,365,646,417
2.8%		U.S. Government Securities	703,661,516	703,661,516

100.2%		Total Investments	25,437,679,598	25,437,679,598
(0	.2)%	Other Assets and Liabilities, Net		(52,165,451)

100.0%		Net Assets		25,385,514,147

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Fixed-Rate Obligations 75.0% of net assets

Bank Notes 2.6%
Bank of America, N.A.
0.29%, 07/01/10	283,000,000	283,000,000
0.30%, 07/12/10	275,000,000	275,000,000
0.28%, 07/14/10	65,000,000	65,000,000
0.52%, 11/01/10	40,000,000	40,000,000

		663,000,000

Certificates of Deposit 34.2%
Abbey National Treasury Services PLC
0.24%, 07/02/10 (a)	127,000,000	127,000,000
Banco Bilbao Vizcaya Argentaria S.A.
0.30%, 07/07/10	19,000,000	19,000,000
0.31%, 07/20/10	185,000,000	185,000,000
Bank of Nova Scotia
0.21%, 07/28/10	328,000,000	328,000,000
Bank of Tokyo Mitsubishi UFJ Ltd.
0.55%, 09/24/10	32,000,000	32,000,000
0.55%, 09/28/10	170,000,000	170,000,000
0.80%, 10/22/10	69,000,000	69,000,000
Barclays Bank PLC
0.35%, 08/06/10	92,000,000	92,000,000
0.82%, 12/20/10	69,000,000	69,000,000
BNP Paribas
0.32%, 07/06/10	269,000,000	269,000,000
0.32%, 07/07/10	60,000,000	60,000,000
0.36%, 07/08/10	38,000,000	38,000,000
0.29%, 07/12/10	139,000,000	139,000,000
0.30%, 07/19/10	73,000,000	73,000,000
0.40%, 07/26/10	66,000,000	66,000,000
0.42%, 07/28/10	175,000,000	175,000,000
0.48%, 08/10/10	12,000,000	12,000,000
0.46%, 08/12/10	129,000,000	129,000,000
0.49%, 08/16/10	23,000,000	23,000,000
0.61%, 09/28/10	162,000,000	162,000,000
0.61%, 10/01/10	70,000,000	70,000,000
Citibank, N.A.
0.30%, 07/01/10	104,000,000	104,000,000
0.30%, 07/06/10	162,000,000	162,000,000
0.33%, 07/21/10	163,000,000	163,000,000
0.43%, 07/28/10	157,000,000	157,000,000
0.44%, 07/29/10	146,000,000	146,000,000
0.44%, 08/02/10	105,000,000	105,000,000
Commerzbank AG
0.43%, 07/12/10	57,000,000	57,000,000
0.50%, 08/13/10	98,000,000	98,000,000
Commonwealth Bank of Australia
0.48%, 10/06/10	149,000,000	149,000,000
Credit Agricole S.A.
0.42%, 09/08/10	91,000,000	91,000,000
0.41%, 09/15/10	96,000,000	96,000,000
Credit Suisse
0.25%, 07/29/10	198,000,000	198,000,000
Deutsche Bank AG
0.30%, 07/19/10	391,000,000	391,000,000
0.45%, 08/06/10	163,000,000	163,000,000
0.45%, 08/09/10	146,000,000	146,000,000
0.45%, 09/24/10	142,000,000	142,000,000
DnB NOR Bank ASA
0.30%, 08/09/10	147,000,000	147,000,000
ING Bank N.V.
0.34%, 08/09/10	138,000,000	138,000,000
Intesa Sanpaolo
0.46%, 07/16/10	233,000,000	233,000,000
Landesbank Hessen-Thuringen Girozentrale
0.50%, 08/06/10	106,000,000	106,000,000
Lloyds TSB Bank PLC
0.31%, 07/15/10	184,000,000	184,000,000
0.35%, 09/01/10	141,000,000	141,000,000
0.95%, 12/17/10	103,000,000	103,000,000
Mitsubishi UFJ Trust & Banking Corp.
0.35%, 07/28/10	87,000,000	87,000,000
0.56%, 10/01/10	184,000,000	184,000,000
Mizuho Corporate Bank Ltd.
0.40%, 07/08/10	133,000,000	133,000,000
0.40%, 07/12/10	126,000,000	126,000,000
National Australia Bank Ltd.
0.30%, 07/30/10	92,000,000	92,000,370
Royal Bank of Scotland PLC
0.42%, 09/07/10	325,000,000	325,000,000
0.60%, 10/27/10	125,000,000	125,000,000
0.93%, 12/17/10	104,000,000	104,000,000
Societe Generale
0.38%, 07/07/10	243,000,000	243,000,000
0.49%, 08/16/10	63,000,000	63,000,000
0.49%, 08/17/10	45,000,000	45,000,000
State Street Bank & Trust Co., N.A.
0.29%, 07/12/10	220,000,000	220,000,000
Sumitomo Mitsui Banking Corp.
0.40%, 07/13/10	29,000,000	29,000,000

24 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
0.38%, 07/15/10	16,000,000	16,000,000
0.40%, 07/21/10	153,000,000	153,000,000
0.39%, 08/02/10	87,000,000	87,000,000
Sumitomo Trust & Banking Co.
0.33%, 07/02/10	140,000,000	140,000,019
0.52%, 08/10/10	63,000,000	63,000,349
0.42%, 08/25/10	50,000,000	50,000,382
UBS AG
0.35%, 07/29/10	91,000,000	91,000,000
0.44%, 08/09/10	113,000,000	113,000,000
0.50%, 08/16/10	50,000,000	50,000,000
0.56%, 10/01/10	130,000,000	130,000,000
UniCredit Bank AG
0.45%, 07/02/10	77,000,000	77,000,000
UniCredit S.p.A.
0.52%, 07/23/10	89,000,000	89,000,272
0.54%, 07/26/10	20,000,000	20,000,069
Union Bank, N.A.
0.43%, 07/16/10	44,000,000	44,000,000
0.35%, 07/30/10	58,000,000	58,000,000

		8,684,001,461

Commercial Paper & Other Corporate Obligations 25.7%
Alpine Securitization Corp.
0.32%, 07/20/10 (a)(b)(c)	96,000,000	95,983,787
0.29%, 07/29/10 (a)(b)(c)	23,000,000	22,994,812
ANZ National (Int’l) Ltd.
0.50%, 08/23/10 (a)	31,000,000	30,977,181
Argento Variable Funding Company, L.L.C.
0.32%, 07/01/10 (a)(b)(c)	138,000,000	138,000,000
Atlantic Asset Securitization, L.L.C.
0.24%, 07/06/10 (a)(b)(c)	35,000,000	34,998,833
Atlantis One Funding Corp.
0.33%, 07/02/10 (a)(b)(c)	54,000,000	53,999,505
0.41%, 07/21/10 (a)(b)(c)	155,000,000	154,964,694
0.32%, 07/26/10 (a)(b)(c)	28,000,000	27,993,778
0.41%, 07/28/10 (a)(b)(c)	50,000,000	49,984,625
0.43%, 08/11/10 (a)(b)(c)	120,000,000	119,941,233
Bank of America Corp.
0.41%, 07/23/10	159,000,000	158,960,162
Barton Capital, L.L.C.
0.31%, 07/15/10 (a)(b)(c)	48,000,000	47,994,213
BNZ International Funding Ltd.
0.45%, 08/11/10 (a)	65,000,000	64,966,687
CAFCO, L.L.C.
0.29%, 07/08/10 (a)(b)(c)	49,200,000	49,197,226
0.29%, 07/12/10 (a)(b)(c)	18,500,000	18,498,361
0.29%, 07/13/10 (a)(b)(c)	25,000,000	24,997,583
0.33%, 08/03/10 (a)(b)(c)	160,000,000	159,951,600
0.49%, 09/21/10 (a)(b)(c)	30,000,000	29,966,517
Cancara Asset Securitization, L.L.C.
0.46%, 07/23/10 (a)(b)(c)	31,000,000	30,991,286
0.45%, 08/05/10 (a)(b)(c)	142,000,000	141,937,875
0.45%, 08/10/10 (a)(b)(c)	136,000,000	135,932,000
0.50%, 08/18/10 (a)(b)(c)	32,000,000	31,978,667
Chariot Funding, L.L.C.
0.09% - 0.33%, 07/01/10 (a)(b)(c)	86,000,000	86,000,000
0.36%, 07/19/10 (a)(b)(c)	50,000,000	49,991,000
0.39%, 07/26/10 (a)(b)(c)	15,000,000	14,995,938
Ciesco, L.L.C.
0.29%, 07/08/10 (a)(b)(c)	55,000,000	54,996,899
0.29%, 07/14/10 (a)(b)(c)	12,250,000	12,248,717
0.53%, 09/20/10 (a)(b)(c)	117,000,000	116,860,477
0.50%, 09/21/10 (a)(b)(c)	23,000,000	22,973,806
Citigroup Funding, Inc.
0.34%, 07/06/10 (a)	77,000,000	76,996,364
0.40%, 07/16/10 (a)	143,000,000	142,976,167
0.41%, 07/21/10 (a)	76,000,000	75,982,689
0.46%, 08/10/10 (a)	168,000,000	167,914,133
Commonwealth Bank of Australia
0.34%, 07/30/10 (c)	33,450,000	33,440,838
CRC Funding, L.L.C.
0.33%, 08/03/10 (a)(b)(c)	43,000,000	42,986,992
0.33%, 08/04/10 (a)(b)(c)	100,000,000	99,968,833
Dakota CP Notes of Citibank Credit Card Issuance Trust
0.40%, 08/03/10 (b)(c)	203,000,000	202,925,567
0.46%, 08/12/10 (b)(c)	82,000,000	81,955,993
Danske Corp. (Danish Government Guarantee)
0.34%, 07/07/10 (a)(c)	22,000,000	21,998,753
0.43% - 0.45%, 07/27/10 (a)(c)	149,000,000	148,953,471
0.41%, 08/03/10 (a)(c)	100,000,000	99,962,417
0.39%, 08/23/10 (a)(c)	106,000,000	105,939,138
Enterprise Funding Co., L.L.C.
0.34%, 07/14/10 (a)(b)(c)	58,000,000	57,992,879
Falcon Asset Securitization Corp.
0.36%, 07/19/10 (a)(b)(c)	25,000,000	24,995,500
0.40%, 08/02/10 (a)(b)(c)	42,000,000	41,985,067
General Electric Capital Corp.
0.18%, 07/26/10	65,000,000	64,991,875
0.17%, 07/30/10	72,000,000	71,990,140
Gotham Funding Corp.
0.39%, 07/20/10 (a)(b)(c)	32,000,000	31,993,413
Grampian Funding, L.L.C.
0.49%, 08/12/10 (a)(b)(c)	27,000,000	26,984,565
0.48%, 08/18/10 (a)(b)(c)	155,000,000	154,900,800
Intesa Funding, L.L.C.
0.27%, 07/07/10 (a)	35,000,000	34,998,425
0.30%, 08/11/10 (a)	125,000,000	124,957,292
Jupiter Securitization Corp.
0.33%, 07/02/10 (a)(b)(c)	104,528,000	104,527,042
0.36%, 07/19/10 (a)(b)(c)	50,000,000	49,991,000
Manhattan Asset Funding Capital Co., L.L.C.
0.36%, 07/12/10 (a)(b)(c)	16,000,000	15,998,240
Nationwide Building Society
0.40%, 07/07/10	10,000,000	9,999,333
0.40%, 09/01/10	110,000,000	109,924,222
Nieuw Amsterdam Receivables Corp.
0.14%, 07/01/10 (a)(b)(c)	13,000,000	13,000,000
0.46%, 08/10/10 (a)(b)(c)	130,000,000	129,933,556
0.50%, 09/01/10 (a)(b)(c)	35,000,000	34,969,861
Nordea North America, Inc.
0.40%, 07/27/10 (a)	96,000,000	95,972,613
0.38%, 08/16/10 (a)	91,000,000	90,955,814
Ranger Funding Co., L.L.C.
0.38%, 08/10/10 (a)(b)(c)	252,000,000	251,893,600
Royal Park Investment Funding Corp.
0.30%, 07/16/10 (a)(b)(c)	80,000,000	79,990,000
Santander Central Hispano Finance (Delaware), Inc.
0.41%, 08/13/10 (a)	125,000,000	124,938,785
0.30%, 08/18/10 (a)	58,000,000	57,976,800
0.41%, 09/03/10 (a)	143,000,000	142,895,769
Societe de Prise de Participation de L’Etat (French Government Guarantee)
0.36%, 07/07/10 (a)(c)	50,000,000	49,997,042
0.36%, 07/08/10 (a)(c)	26,000,000	25,998,205
Societe Generale North America, Inc.
0.30%, 07/02/10 (a)	90,000,000	89,999,250
0.63%, 10/01/10 (a)	124,000,000	123,800,360

See financial notes 25

 Schwab Value Advantage Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Solitaire Funding, L.L.C.
0.41%, 07/02/10 (a)(b)(c)	50,000,000	49,999,431
0.38%, 07/21/10 (a)(b)(c)	107,000,000	106,977,411
0.47%, 07/26/10 (a)(b)(c)	100,000,000	99,967,361
0.47%, 08/16/10 (a)(b)(c)	23,000,000	22,986,187
0.57%, 09/22/10 (a)(b)(c)	52,000,000	51,931,663
State Street Corp.
0.25%, 07/07/10	60,000,000	59,997,500
Thunder Bay Funding, L.L.C.
0.40%, 08/02/10 (a)(b)(c)	28,536,000	28,525,854
Ticonderoga Funding, L.L.C.
0.30%, 07/02/10 (a)(b)(c)	5,000,000	4,999,958
0.53%, 10/27/10 (a)(b)(c)	75,000,000	74,869,708
UniCredit Bank Ireland PLC
0.35%, 07/14/10 (a)(c)	116,000,000	115,985,339
UniCredit Delaware, Inc.
0.33%, 07/02/10 (a)(c)	82,000,000	81,999,260
Variable Funding Capital Corp.
0.33%, 07/02/10 (a)(b)(c)	20,000,000	19,999,817
0.34%, 07/07/10 (a)(b)(c)	28,000,000	27,998,413
0.41%, 07/29/10 (a)(b)(c)	150,000,000	149,952,167
Yorktown Capital, L.L.C.
0.34%, 07/19/10 (a)(b)(c)	100,000,000	99,983,000

		6,520,003,334

Fixed-Rate Coupon Notes 1.7%
Federal Home Loan Bank
0.53%, 08/05/10	62,855,000	62,856,383
0.53%, 08/27/10	115,000,000	115,151,780
0.53%, 10/19/10	100,000,000	99,992,227
0.51%, 10/25/10	154,000,000	153,987,111

		431,987,501

Fixed-Rate Discount Notes 2.4%
Fannie Mae
0.19% - 0.20%, 08/11/10	221,940,000	221,892,897
Federal Home Loan Bank
0.19% - 0.20%, 08/04/10	201,863,000	201,826,420
0.18%, 08/06/10	102,000,000	101,981,640
0.19%, 08/11/10	42,200,000	42,191,109
0.19%, 08/13/10	8,600,000	8,598,099
Freddie Mac
0.19%, 08/02/10	24,397,000	24,392,988

		600,883,153

Promissory Note 0.7%
The Goldman Sachs Group, Inc.
0.70%, 08/04/10 (c)(d)	30,000,000	30,000,000
0.95%, 11/04/10 (c)(d)	143,000,000	143,000,000

		173,000,000

Time Deposits 7.6%
Australia & New Zealand Banking Group Ltd.
0.11%, 07/01/10	466,000,000	466,000,000
0.23%, 07/02/10	290,000,000	290,000,000
Bank of Ireland
0.35%, 07/01/10	115,000,000	115,000,000
Dexia Credit Local
0.44%, 07/02/10	126,000,000	126,000,000
National Australia Bank
0.02%, 07/01/10	220,000,000	220,000,000
Northern Trust Co.
0.15%, 07/02/10	190,000,000	190,000,000
Royal Bank of Canada
0.06%, 07/01/10	145,000,000	145,000,000
Svenska Handelsbanken AB
0.18%, 07/01/10	255,000,000	255,000,000
UniCredit Bank AG
0.37%, 07/06/10	125,000,000	125,000,000

		1,932,000,000

Municipal Note 0.1%
Los Angeles Community College District, CA
Bond Anticipation Notes Series 2010A2
0.70%, 09/13/10	30,000,000	30,000,000

Total Fixed-Rate Obligations
(Cost $19,034,875,449)		19,034,875,449

Variable-Rate Obligations 13.1% of net assets

Banco Bilbao Vizcaya Argentaria S.A.
0.35%, 07/16/10	134,000,000	134,000,000
Bank of America, N.A.
0.56%, 07/22/10	149,000,000	149,000,000
Barclays Bank PLC
0.55%, 07/12/10	165,000,000	165,000,000
Commonwealth Bank of Australia
0.40%, 07/12/10 (c)	40,000,000	40,000,000
0.32%, 07/27/10 (c)	50,000,000	50,000,000
Dexia Credit Local
0.45%, 07/29/10	134,000,000	134,000,000
Fannie Mae
0.19%, 07/13/10	540,000,000	539,994,489
0.30%, 08/05/10	250,000,000	249,991,283
Freddie Mac
0.09%, 07/12/10	350,000,000	350,000,000
0.20%, 07/14/10	430,000,000	430,010,444
JPMorgan Chase Bank, N.A.
0.35%, 07/21/10	500,000,000	500,000,000
New Jersey Economic Development Auth
Economic Development Bonds (MSNBC/CNBC) Series 1997A
0.40%, 07/01/10 (a)	1,500,000	1,500,000
Rabobank Nederland
0.35%, 07/06/10	155,000,000	155,000,000
Royal Bank of Canada
0.35%, 07/06/10	75,000,000	75,000,000
Sumitomo Mitsui Banking Corp.
0.35%, 08/05/10	80,000,000	80,000,000
Toronto Dominion Bank
0.35%, 07/09/10	280,000,000	280,000,000

Total Variable-Rate Obligations
(Cost $3,333,496,216)		3,333,496,216

26 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings (Unaudited) continued

	Face/
	Maturity
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Other Investments 9.3% of net assets

Whistlejacket Capital, L.L.C.

n/a, n/a (c)(d)(e)	6,358,111	6,358,111

Repurchase Agreements 9.3%
Banc of America Securities, L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $927,000,000
0.05%, issued 06/30/10, due 07/01/10	900,001,250	900,000,000
Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $468,000,001
0.02%, issued 06/30/10, due 07/01/10	450,000,250	450,000,000
Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $98,218,062
0.05%, issued 06/30/10, due 07/01/10	96,288,440	96,288,306
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $137,704,130
0.03%, issued 06/30/10, due 07/01/10	135,000,113	135,000,000
Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $109,200,000
0.04%, issued 06/30/10, due 07/01/10	105,000,117	105,000,000
Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $288,750,000
0.03%, issued 06/30/10, due 07/01/10	275,000,229	275,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $66,150,000
0.50%, issued 04/22/10, due 07/22/10 (d)	63,079,625	63,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $50,400,003
0.50%, issued 04/26/10, due 07/26/10 (d)	48,060,667	48,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $196,350,010
0.50%, issued 04/27/10, due 07/27/10 (d)	187,236,347	187,000,000
Morgan Stanley & Co., Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $102,000,001
0.06%, issued 06/30/10, due 07/01/10	100,000,166	100,000,000

Total Other Investments
(Cost $2,365,646,417)		2,365,646,417

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Government Securities 2.8% of net assets

Other Government Related 1.2%
Straight A Funding, L.L.C.
0.30%, 07/02/10 (a)(b)(c)(f)	50,000,000	49,999,583
0.31%, 07/20/10 (a)(b)(c)(f)	74,754,000	74,741,770
0.31%, 08/12/10 (a)(b)(c)(f)	81,000,000	80,970,705
0.31%, 08/13/10 (a)(b)(c)(f)	105,000,000	104,961,121

		310,673,179

U.S. Treasury Bill 1.6%
U.S. Treasury Bills
0.03% - 0.10%, 07/15/10	393,000,000	392,988,337

		392,988,337

Total U.S. Government Securities
(Cost $703,661,516)		703,661,516

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $25,437,679,598.

(a)	Credit-enhanced security.
(b)	Asset-backed security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,177,863,063 or 20.4% of net assets.
(d)	Illiquid security. At the period end, the value of these amounted to $477,358,111 or 1.9% of net assets.
(e)	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
(f)	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

See financial notes 27

 Schwab Value Advantage Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$25,437,679,598
Cash		1
Receivables:
Investments sold		200,000
Fund shares sold		21,977,395
Interest		10,733,700
Prepaid expenses	+	212,289

Total assets		25,470,802,983

Liabilities

Payables:
Investment adviser and administrator fees		386,518
Shareholder services fees		256,157
Fund shares redeemed		83,963,840
Distributions to shareholders		286,384
Accrued expenses	+	395,937

Total liabilities		85,288,836

Net Assets

Total assets		25,470,802,983
Total liabilities	−	85,288,836

Net assets		$25,385,514,147

Net Assets by Source
Capital received from investors		25,446,602,980
Net realized capital losses		(61,088,833)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$18,091,407,389		18,133,492,154		$1.00
Select Shares	$2,979,001,763		2,986,051,946		$1.00
Institutional Shares	$2,454,197,615		2,459,939,551		$1.00
Institutional Prime Shares	$1,860,907,380		1,865,118,919		$1.00

28 See financial notes

 Schwab Value Advantage Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$45,669,605

Expenses

Investment adviser and administrator fees		42,529,352
Shareholder service fees:
Investor Shares		25,296,350
Select Shares		2,582,759
Institutional Shares		557,135
Institutional Prime Shares		190,760
Custodian fees		615,601
Portfolio accounting fees		362,523
Registration fees		257,099
Shareholder reports		155,047
Trustees’ fees		59,659
Professional fees		57,084
Transfer agent fees		52,386
Interest expense		11
Other expenses	+	448,049

Total expenses		73,163,815
Expense reduction by adviser and Schwab	−	30,935,495
Custody credits	−	1

Net expenses	−	42,228,319

Net investment income		3,441,286

Realized Gains (Losses)

Net realized gains on investments		1,715,709

Increase in net assets resulting from operations		$5,156,995

See financial notes 29

 Schwab Value Advantage Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$3,441,286	$132,517,105
Net realized gains (losses)	+	1,715,709	(62,804,542)

Increase in net assets from operations		5,156,995	69,712,563

Distributions to Shareholders

Distributions from net investment income
Investor Shares		1,014,056	87,260,662
Select Shares		190,662	19,023,790
Institutional Shares		1,129,242	16,857,750
Institutional Prime Shares	+	1,107,326	10,025,882

Total distributions from net investment income		3,441,286	133,168,084

Transactions in Fund Shares*

Shares Sold
Investor Shares		1,754,710,511	13,891,277,905
Select Shares		461,154,736	3,892,078,372
Institutional Shares		710,192,742	3,624,569,490
Institutional Prime Shares	+	782,958,103	2,875,063,311

Total shares sold		3,709,016,092	24,282,989,078

Shares Reinvested
Investor Shares		858,492	78,252,004
Select Shares		163,404	17,126,202
Institutional Shares		917,236	14,701,410
Institutional Prime Shares	+	770,618	8,323,006

Total shares reinvested		2,709,750	118,402,622

Shares Redeemed
Investor Shares		(6,908,896,804)	(28,365,828,621)
Select Shares		(1,574,026,703)	(5,940,471,501)
Institutional Shares		(1,344,081,203)	(5,010,039,465)
Institutional Prime Shares	+	(1,106,257,306)	(3,171,663,161)

Total shares redeemed		(10,933,262,016)	(42,488,002,748)

Net transactions in fund shares		(7,221,536,174)	(18,086,611,048)

Net Assets

Beginning of period		32,605,334,612	50,755,401,181
Total decrease	+	(7,219,820,465)	(18,150,066,569)

End of period		$25,385,514,147	$32,605,334,612

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

30 See financial notes

 Schwab Taxable Money Funds

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves Fund
Schwab Cash Reserves Fund
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Value Advantage Money Fund offers four share classes: Investor Shares, Select Shares, Institutional Shares and Institutional Prime Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Government Money Fund and Schwab U.S. Treasury Money Fund each offer one share class.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds uses in the preparation of their financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such instruments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

 31

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or nontransferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2010, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

(b)  Portfolio Investments:

Repurchase Agreements: The funds may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds’ repurchase agreements are fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the funds’ custodian (or, in the case of tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase or sale price under the agreement.

Delayed-Delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, the funds agree to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the

32

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments

 33

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

3. Risk factors (continued):

could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee payable monthly based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
$1 billion to $10 billion	0.32%
$10 billion to $20 billion	0.30%
$20 billion to $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables Schwab Government Money Fund and Schwab U.S. Treasury Money Fund

34

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in such funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Shares of the Schwab Government Money Fund and the Schwab Treasury Money Fund are also subject to an annual sweep administration fee up to the amount set forth below. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fee

Schwab Government Money Fund	0.25%	0.15%
Schwab U.S. Treasury Money Fund	0.25%	0.15%
Schwab Value Advantage Money Fund
Investor Shares	0.25%	n/a
Select Shares	0.15%	n/a
Institutional Shares	0.04%	n/a
Institutional Prime Shares	0.02%	n/a

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit (“expense limitation”) the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

Schwab Government Money Fund*	0.75%
Schwab U.S. Treasury Money Fund*	0.60%
Schwab Value Advantage Money Fund
Investor Shares*	0.45%
Select Shares**	0.35%
Institutional Shares**	0.24%
Institutional Prime Shares**	0.21%

*	CSIM and Schwab have agreed to limit the fund’s or fund share class’ expenses as described above for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the fund’s Board of Trustees.
**	CSIM and Schwab have agreed to limit this share class’s expenses as described above through April 29, 2012.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Value Advantage Money Fund — Investor Shares and Select Shares expenses equal to 0.035% of the funds’ net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each share class of a fund, as applicable. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-

 35

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. As of June 30, 2010, the balance of the recoupable expenses is as follows:

	Schwab	Schwab U.S.	Schwab Value Advantage	Schwab Value Advantage
Expiration Date	Government Fund	Treasury Fund	Money Fund — Select Shares	Money Fund — Investor Shares

December 31, 2012	$32,001,593	$53,047,784	$5,618	$6,431,818
December 31, 2013	33,722,324	39,224,077	84,429	10,503,961

Total	$65,723,917	$92,271,861	$90,047	$16,935,779

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of June 30, 2010, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowings from Banks:

The funds may borrow money from banks and custodians. The funds covered in this report have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brother Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the uncommitted line of credit.

There was no borrowing from the lines of credit for the funds during the period. However, the funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

7. Federal Income Taxes:

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2009, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

			Schwab Value
	Schwab Government	Schwab U.S. Treasury	Advantage
Expiration	Money Fund	Money Fund	Money Fund

December 31, 2017	$—	$—	$62,804,542

Total	$—	$—	$62,804,542

36

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

7. Federal Income Taxes (continued):

For tax purposes, realized net capital losses, occurring after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2009, the funds had deferred realized net capital losses and capital loses utilized as follows:

Schwab Value
	Schwab Government	Schwab U.S. Treasury	Advantage
	Money Fund	Money Fund	Money Fund

Deferred capital losses	$—	$—	$—
Capital losses utilized	—	132,770	—
Capital losses expired	—	—	—

As of December 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2009, the funds did not incur any interest or penalties. The funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

8. Subsequent Events:

Management has evaluated subsequent events and transactions through the date the financial statements were available to be issued and determined that there are no such events or transactions that would have materially impacted the financial statements as presented.

 37

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Value Advantage Money Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the funds at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the funds for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreement with respect to the funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the funds.

Fund Performance. The Board considered the funds’ performance in determining whether to renew the Agreement with respect to the funds. Specifically, the Trustees considered each fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark used to

38

compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the funds.

Fund Expenses. With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement with respect to the funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered contractual investment advisory fee schedules with respect to the funds that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the funds that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the funds and concluded that the compensation under the Agreement with respect to the funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 39

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of The Charles Schwab Family of Funds since 1989.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

40

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

 41

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

42

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid to the bond holder. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature which reflects the security’s Effective Maturity Date. For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

 43

Temporary Liquidity Guarantee Program (TLGP) The Federal Deposit Insurance Corporation (FDIC) created the Temporary Liquidity Guarantee Program (TLGP) to strengthen investor confidence and encourage liquidity in the banking system. The TLGP-backed obligations, such as commercial paper or commercial notes, are issued by private issuers and are guaranteed as to principal and interest by the FDIC. These securities are considered U.S. government securities under the rules that govern money market funds and the FDIC has stated that they are backed by the full faith and credit of the United States.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average maturity For money market mutual funds as per rule 2a-7, the sooner of the maturity (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

44

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR32957-05

Semiannual report dated June 30, 2010 enclosed.

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Schwab Money Market Fundtm

Semiannual Report
June 30, 2010

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

Even though U.S. and global economies have experienced modest improvements in the last six months, they remain in a state of uncertainty. The Federal Open Market Committee (FOMC) reflected this sentiment in its comments on June 23, 2010, when it reported that “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

In response to these conditions, the FOMC kept the federal funds rate in the historically low range of 0.00% to 0.25%. Low interest rates have, in turn, helped to drive down yields on investments associated with money market funds to near-zero levels. These low yields have been compressed further by a steady reduction in the supply of high-quality securities available for purchase by money market funds throughout the industry.

Also during the last six months, the money fund industry continued to evolve in response to new regulatory requirements from the U.S. Securities and Exchange Commission (SEC). On February 23, 2010, the SEC approved amendments to the section of the Investment Company Act of 1940 that governs money market funds. These changes are designed mainly to improve portfolio quality, shorten portfolio maturities, support liquidity, and protect shareholders in the event of a sudden large increase in fund redemption requests. We welcome these changes, and believe that they will support investors’ confidence in money market funds as well as support the way that Schwab manages its money market funds.

All of Schwab’s money market funds maintained a stable $1 Net Asset Value (NAV) and provided shareholders with safety and liquidity during the reporting period. The challenging investment environment resulted in lower yields for securities normally associated with money market funds, and this translated into lower yields for Schwab money market funds as well. For more information about the yields for each fund, please see the fund managers’ discussion and analysis found in the following pages of this report.

Recognizing the important role that money market funds play in an investor’s portfolio, Charles Schwab & Co., Inc. (Schwab), and the funds’ investment adviser, Charles Schwab Investment Management, Inc. (CSIM), continued to voluntarily waive certain fees or expenses to maintain a positive net yield for certain Schwab money market funds.

If you’d like to know more about Schwab’s money market funds or other Schwab funds, we are always available to talk with you at 1-800-435-4000, and additional resources may be found on schwab.com.

Sincerely,

Schwab Money Market Fund 1

The Investment Environment

The pace of the U.S. economy’s recovery remained uneven during the past six-month period. The Federal Reserve (Fed) recently reported that the “the economic recovery is proceeding” and that “the labor market is improving gradually,” but challenges remain. With the labor market improving gradually, spending by consumers and businesses also inched upward. However, these mild advances were constrained by a national unemployment rate that hovered around 10% and a housing market that continued to struggle. Real Gross Domestic Product (GDP) growth, another market indicator, increased by 2.7% for the first quarter of 2010, which contrasted with its increase of 5.6% for the fourth quarter of 2009. GDP is the output of goods and services produced by labor and property in the United States.

At the international level, financial markets fluctuated during the reporting period. In Europe, sovereign debt obligations reached unprecedented levels, and were followed by downgrades in the ratings of many foreign credit securities. The news caused temporary turmoil in the U.S. and global financial markets in early May. While the markets have seen some recovery to pre-May levels, central banks remain attentive to debt ratios, monetary exchange rates, interest rates, and inflation measurements.

The U.S. equity markets outperformed international equity markets during the six-month period, however both had negative returns. For example, the S&P 500® Index, which is usually seen as a bellwether for domestic financial markets, returned −6.65%. All sectors in the S&P 500 had negative returns. For the international equity markets, the MSCI EAFE Index (Gross) returned −12.93%.

In the U.S. fixed income markets, accommodative Federal Reserve policy in the form of a near-zero federal funds rate continued, and recent statements from the Fed affirmed that rates will remain low “for an extended period.” In addition, the euro-debt concerns that crystallized in May put downward pressure on U.S. Treasury rates for intermediate- and longer-term bonds. During this time, investors sought a safe haven in U.S. Treasuries, causing prices to increase and yields to decrease to a range of two-to-three percent for the intermediate- and longer-term bonds.

The low interest rate environment, combined with a limited supply of short-term, high-quality taxable and tax-free credit securities, also suppressed short-term yields in the fixed income markets, to nearly zero percent. Securities normally purchased by money market funds were in short supply and had low rates of return. This shortage, combined with the prevailing low interest rates, depressed yields throughout the money market industry, causing yields on most money market funds to stay below 0.10% for the six-month period. In response to these market conditions, many money market fund managers waived fees to maintain positive net yields and a stable $1 NAV (net asset value).

Similar to the intermediate returns seen in U.S. Treasuries, returns for intermediate-term taxable securities, as reflected in the Barclays Capital U.S. Aggregate Intermediate Bond Index, were positive and stood at 4.78% for the six-month period. On the tax-free side, returns were more modest. The Barclays Capital General Muni Bond Index returned 3.31% for the same time frame. Overall, the past six months were characterized by negative returns in the U.S. and international equity markets, with modest relief provided by the fixed income markets.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

2 Schwab Money Market Fund

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Schwab Money Market Fund 3

Schwab Money Market Fund™

Schwab Money Market Fund provided safety and liquidity to shareholders throughout the six-month reporting period. The fund’s low yield reflected the prevailing low interest-rate environment. For example, the federal funds rate has remained at a target range of 0.00% to 0.25% since December 2008, which has put downward pressure on the yields of government agencies and other securities. Furthermore, yields on the majority of securities in which the fund invests are pegged to the London Interbank Offered Rate (LIBOR); this key benchmark for short-term interest rates also reported low returns for the reporting period.

This challenging interest-rate environment has left most money market funds with historically low performance. Consequently, the investment adviser continued to reduce the fund’s position in lower-yielding, government agency securities and increased its exposure to higher-yielding, credit-sensitive securities. At the same time, in response to new regulatory requirements from the U.S. Securities and Exchange Commission, the fund increased its position in cash, or securities that can be readily converted into cash, and shortened its Weighted Average Maturity (WAM)—an indication of the portfolio’s sensitivity to interest rate changes. During the reporting period, the WAM for the fund ranged from a high of 64 days to a low of 32 days.

Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	45.6%
16-30 Days	17.7%
31-60 Days	17.3%
61-90 Days	9.9%
91-120 Days	6.9%
More than 120 Days	2.6%

 Statistics

Weighted Average Maturity[2]	33 Days
Credit Quality of Holdings[3] % of portfolio	99.98% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	1.6%
Government Agency[5]	11.3%
Repurchase Agreement	10.7%
Commercial Paper (CP)
Asset Backed CP	13.7%
Bank/Financial CP	11.6%
Other CP	0.6%
Certificate of Deposit	38.2%
Bank Note	3.0%
Corporate Note	3.1%
Time Deposit	5.7%
Other	0.5%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by sovereign entities and Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

4 Schwab Money Market Fundtm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Money Market Fund
Sweep Shares

Ticker Symbol	SWMXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.05%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.33% to the seven-day yield.

Schwab Money Market Fundtm 5

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2010 and held through June 30, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/10	at 6/30/10	1/1/10–6/30/10

Schwab Money Market Fundtm
Actual Return	0.29%	$1,000	$1,000.10	$1.44
Hypothetical 5% Return	0.29%	$1,000	$1,023.36	$1.45

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

6 Schwab Money Market Fund

Schwab Money Market Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.05	0.04	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.05	0.04	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.10		2.26	4.72	4.40	2.56

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	[3]	0.53	[4]	0.71 [5]	0.72	0.74	0.74
Gross operating expenses	0.73	[3]	0.77		0.75	0.73	0.79	0.78
Net investment income (loss)	0.01	[3]	0.10		2.34	4.62	4.24	2.52
Net assets, end of period ($ x 1,000,000)	13,655		14,098		14,295	19,584	21,762	42,552

* Unaudited.

1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.70%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 7

 Schwab Money Market Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($)	($)

75.9%	Fixed-Rate Obligations	10,354,917,179	10,354,917,179
9.0%	Variable-Rate Obligations	1,229,030,207	1,229,030,207
10.7%	Other Investments	1,465,268,456	1,465,268,456
4.4%	U.S. Government Securities	599,733,746	599,733,746

100.0%	Total Investments	13,648,949,588	13,648,949,588
0.0%	Other Assets and Liabilities, Net		5,593,872

100.0%	Net Assets		13,654,543,460

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Fixed-Rate Obligations 75.9% of net assets

Bank Notes 3.0%
Bank of America, N.A.
0.28%, 07/14/10	96,000,000	96,000,000
0.40%, 07/22/10	32,055,000	32,053,126
0.33%, 08/02/10	42,000,000	42,000,000
0.40%, 08/19/10	45,000,000	45,000,000
0.47%, 09/14/10	193,000,000	193,000,000

		408,053,126

Certificates of Deposit 34.7%
Abbey National Treasury Services PLC
0.24%, 07/02/10 (a)	22,000,000	22,000,000
0.25%, 07/06/10 (a)	45,000,000	45,000,000
Bank of Nova Scotia
0.21%, 07/28/10	78,000,000	78,000,000
0.20%, 07/29/10	86,000,000	86,000,000
Bank of Tokyo Mitsubishi UFJ Ltd.
0.80%, 10/22/10	60,000,000	60,000,000
Barclays Bank PLC
0.87%, 12/10/10	55,000,000	55,000,000
0.82%, 12/20/10	27,000,000	27,000,000
BNP Paribas
0.32%, 07/06/10	166,000,000	166,000,000
0.29%, 07/12/10	142,000,000	142,000,000
0.30%, 07/13/10	167,000,000	167,000,000
0.30%, 07/19/10	160,000,000	160,000,000
0.40%, 07/26/10	30,000,000	30,000,000
0.42%, 07/28/10	4,000,000	4,000,000
Citibank, N.A.
0.30%, 07/01/10	10,000,000	10,000,000
0.30%, 07/02/10	200,000,000	200,000,000
0.32%, 07/09/10	72,000,000	72,000,000
0.37%, 07/12/10	73,000,000	73,000,000
0.43%, 07/28/10	40,000,000	40,000,000
0.42%, 08/06/10	79,000,000	79,000,000
Commerzbank AG
0.50%, 08/13/10	46,000,000	46,000,000
Commonwealth Bank of Australia
0.48%, 10/06/10	12,000,000	12,000,000
Credit Agricole S.A.
0.42%, 09/08/10	85,000,000	85,000,000
Deutsche Bank AG
0.30%, 07/19/10	30,000,000	30,000,000
0.45%, 09/24/10	406,000,000	406,000,000
DnB NOR Bank ASA
0.30%, 08/09/10	115,000,000	115,000,000
0.53%, 10/22/10	26,000,000	26,000,407
HSBC Bank PLC
0.30%, 08/16/10	113,000,000	113,000,000
ING Bank N.V.
0.34%, 08/09/10	70,000,000	70,000,000
Intesa Sanpaolo
0.30%, 07/08/10	279,000,000	279,000,000
Landesbank Hessen-Thuringen Girozentrale
0.50%, 08/06/10	55,000,000	55,000,000
Lloyds TSB Bank PLC
0.31%, 07/15/10	24,000,000	24,000,000
0.43%, 08/04/10	34,000,000	34,000,000
0.35%, 09/01/10	71,000,000	71,000,000
0.62%, 10/12/10	10,000,000	10,000,000
0.95%, 12/17/10	42,000,000	42,000,000
Mitsubishi UFJ Trust & Banking Corp.
0.33%, 07/01/10	80,000,000	80,000,000
0.56%, 07/22/10	100,000,000	100,000,000
0.46%, 08/03/10	25,000,000	25,000,000
0.56%, 10/01/10	44,000,000	44,000,000
Mizuho Corporate Bank Ltd.
0.40%, 07/08/10	47,000,000	47,000,000
0.40%, 07/12/10	11,000,000	11,000,000
0.40%, 07/16/10	82,000,000	82,000,000
National Australia Bank Ltd.
0.30%, 07/30/10	61,000,000	61,000,246
0.38%, 08/06/10	70,000,000	70,000,000
Rabobank Nederland
0.55%, 09/13/10	6,000,000	6,000,000
Royal Bank of Scotland PLC
0.35%, 07/19/10	11,000,000	11,000,000
0.65%, 10/05/10	37,000,000	37,000,000
0.52%, 10/20/10	15,000,000	15,000,000
0.60%, 10/27/10	16,000,000	16,000,000
0.62%, 12/13/10	130,000,000	130,000,000
0.93%, 12/17/10	40,000,000	40,000,000
Societe Generale
0.38%, 07/07/10	39,000,000	39,000,000
0.38%, 07/08/10	34,000,000	34,000,000
0.60%, 09/03/10	70,000,000	70,000,000
0.62%, 09/28/10	49,000,000	49,000,000
State Street Bank & Trust
0.29%, 07/14/10	180,000,000	180,000,000

8 See financial notes

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Sumitomo Mitsui Banking Corp.
0.40%, 07/01/10	52,000,000	52,000,000
0.40%, 07/06/10	82,000,000	82,000,000
0.40%, 07/21/10	15,000,000	15,000,000
Sumitomo Trust & Banking Co.
0.47%, 07/26/10	38,000,000	38,000,132
0.35%, 08/20/10	44,000,000	44,000,305
0.60%, 10/22/10	35,000,000	35,000,000
Toronto Dominion Bank
0.68%, 08/16/10	18,000,000	18,000,000
0.50%, 10/06/10	29,000,000	29,000,000
UBS AG
0.42%, 08/09/10	145,000,000	145,000,000
0.60%, 09/10/10	37,000,000	37,000,000
UniCredit Bank AG
0.45%, 07/02/10	41,000,000	41,000,000
UniCredit S.p.A.
0.52%, 07/23/10	3,000,000	3,000,009
0.54%, 07/26/10	49,000,000	49,000,170
0.50%, 08/13/10	9,000,000	9,000,000
Union Bank, N.A.
0.43%, 07/16/10	47,000,000	47,000,000
0.35%, 07/30/10	9,000,000	9,000,000

		4,734,001,269

Commercial Paper & Other Corporate Obligations 25.9%
ANZ National (Int’l) Ltd.
0.50%, 08/23/10 (a)	69,000,000	68,949,208
Argento Variable Funding Co., L.L.C.
0.35%, 08/02/10 (a)(b)(c)	117,000,000	116,963,600
0.40%, 08/26/10 (a)(b)(c)	10,000,000	9,993,778
Atlantic Asset Securitization, L.L.C.
0.24%, 07/06/10 (a)(b)(c)	19,000,000	18,999,367
Atlantis One Funding Corp.
0.22%, 07/02/10 (a)(b)(c)	147,000,000	146,999,102
0.41%, 07/21/10 (a)(b)(c)	75,000,000	74,982,917
0.43%, 08/11/10 (a)(b)(c)	73,000,000	72,964,250
Banco Bilbao Vizcaya London
0.30%, 07/14/10 (c)	93,000,000	92,989,925
Bank of America Corp.
0.41%, 07/23/10	80,000,000	79,979,956
Barclays US Funding Corp.
0.50%, 10/27/10 (a)	67,000,000	66,890,194
BNZ International Funding Ltd.
0.60%, 08/26/10 (a)	35,000,000	34,967,333
CAFCO, L.L.C.
0.31%, 07/12/10 (a)(b)(c)	15,000,000	14,998,579
0.29%, 07/13/10 (a)(b)(c)	35,000,000	34,996,617
0.31%, 07/23/10 (a)(b)(c)	50,000,000	49,990,528
Cancara Asset Securitization, L.L.C.
0.38%, 07/07/10 (a)(b)(c)	10,650,000	10,649,326
0.38%, 07/14/10 (a)(b)(c)	57,000,000	56,992,178
0.30%, 07/19/10 (a)(b)(c)	95,000,000	94,985,750
0.46%, 07/23/10 (a)(b)(c)	3,000,000	2,999,157
0.36%, 08/17/10 (a)(b)(c)	15,000,000	14,992,950
Chariot Funding, L.L.C.
0.09%, 07/01/10 (a)(b)(c)	15,000,000	15,000,000
Ciesco, L.L.C.
0.28%, 07/07/10 (a)(b)(c)	34,000,000	33,998,413
0.29%, 07/08/10 (a)(b)(c)	44,000,000	43,997,519
0.41%, 07/21/10 (a)(b)(c)	12,000,000	11,997,267
0.33%, 08/04/10 (a)(b)(c)	72,000,000	71,977,560
Citigroup Funding, Inc.
0.41%, 07/21/10 (a)	95,000,000	94,978,361
0.44%, 09/13/10 (a)	71,000,000	70,935,784
0.60%, 10/18/10 (a)	42,000,000	41,923,700
Dakota CP Notes of Citibank Credit Card Issuance Trust
0.37%, 07/07/10 (b)(c)	65,000,000	64,995,992
0.40%, 08/03/10 (b)(c)	12,000,000	11,995,600
0.60%, 09/02/10 (b)(c)	77,000,000	76,919,150
Danske Corp. (Danish Government Guarantee)
0.35%, 07/06/10 (a)(c)	66,000,000	65,996,837
0.43%, 07/27/10 (a)(c)	42,000,000	41,987,108
0.41%, 08/03/10 (a)(c)	58,000,000	57,978,202
0.41%, 08/09/10 (a)(c)	20,000,000	19,991,117
0.39%, 08/23/10 (a)(c)	23,000,000	22,986,794
Enterprise Funding Co., L.L.C.
0.34%, 07/14/10 (a)(b)(c)	14,000,000	13,998,281
Gemini Securitization Corp., L.L.C.
0.45%, 08/02/10 (a)(b)(c)	25,000,000	24,990,000
General Electric Capital Corp.
0.17%, 07/30/10	85,000,000	84,988,360
0.52%, 10/15/10	148,000,000	147,773,396
0.52%, 10/18/10	50,000,000	49,921,278
0.52%, 10/19/10	60,000,000	59,904,667
Grampian Funding, L.L.C.
0.37%, 07/08/10 (a)(b)(c)	23,000,000	22,998,345
0.42%, 07/21/10 (a)(b)(c)	43,000,000	42,989,967
0.49%, 08/12/10 (a)(b)(c)	31,000,000	30,982,278
0.57%, 09/17/10 (a)(b)(c)	38,000,000	37,953,070
Market Street Funding Corp.
0.29%, 07/12/10 (a)(b)(c)	50,000,000	49,995,569
Nationwide Building Society
0.40%, 07/07/10	21,000,000	20,998,600
0.35%, 08/18/10	40,000,000	39,981,333
0.70%, 11/09/10	9,000,000	8,977,075
Nieuw Amsterdam Receivables Corp.
0.14%, 07/01/10 (a)(b)(c)	22,000,000	22,000,000
0.46%, 08/10/10 (a)(b)(c)	73,000,000	72,962,689
Nordea North America, Inc.
0.40%, 07/27/10 (a)	34,650,000	34,640,115
0.38%, 08/16/10 (a)	70,000,000	69,966,011
Ranger Funding Co., L.L.C.
0.38%, 08/09/10 (a)(b)(c)	15,000,000	14,993,825
0.38%, 08/10/10 (a)(b)(c)	72,000,000	71,969,600
Royal Park Investment Funding Corp.
0.30%, 07/09/10 (a)(b)(c)	4,000,000	3,999,733
0.30%, 07/12/10 (a)(b)(c)	28,000,000	27,997,433
Santander Central Hispano Finance (Delaware), Inc.
0.41%, 08/13/10 (a)	125,000,000	124,938,785
0.41%, 09/03/10 (a)	13,000,000	12,990,524
0.51%, 10/01/10 (a)	6,000,000	5,992,180
Sheffield Receivables Corp.
0.34%, 07/01/10 (a)(b)(c)	21,500,000	21,500,000
0.34%, 07/02/10 (a)(b)(c)	20,000,000	19,999,811
0.30% - 0.34%, 07/07/10 (a)(b)(c)	37,000,000	36,997,950
Societe de Prise de Participation de I’Etat (French Government Guarantee)
0.36%, 07/07/10 (a)(c)	50,000,000	49,997,042
Societe Generale North America, Inc.
0.60%, 09/14/10 (a)	82,000,000	81,897,500
Solitaire Funding, L.L.C.
0.41%, 07/02/10 (a)(b)(c)	31,000,000	30,999,647
0.46%, 07/29/10 (a)(b)(c)	8,200,000	8,197,066
0.48%, 08/10/10 (a)(b)(c)	27,000,000	26,985,600
0.58%, 09/14/10 (a)(b)(c)	45,000,000	44,945,625
0.58%, 09/22/10 (a)(b)(c)	38,000,000	37,949,186
Thames Asset Global Securitization No. 1, Inc.
0.42%, 07/06/10 (a)(b)(c)	30,000,000	29,998,250

See financial notes 9

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
0.60%, 08/31/10 (a)(b)(c)	15,000,000	14,984,750
UniCredit Bank Ireland PLC
0.34% - 0.35%, 07/14/10 (a)(c)	57,000,000	56,993,099
UniCredit Delaware, Inc.
0.34%, 07/13/10 (a)(c)	13,000,000	12,998,548
0.40%, 08/24/10 (a)(c)	9,000,000	8,994,600
Variable Funding Capital Corp.
0.33%, 07/02/10 (a)(b)(c)	15,000,000	14,999,863
0.32%, 07/20/10 (a)(b)(c)	69,000,000	68,988,347
Windmill Funding Corp.
0.55%, 09/20/10 (a)(b)(c)	10,000,000	9,987,625
Yorktown Capital, L.L.C.
0.30%, 07/16/10 (a)(b)(c)	3,000,000	2,999,625
0.34%, 07/19/10 (a)(b)(c)	41,050,000	41,043,021

		3,533,304,388

Fixed-Rate Coupon Notes 2.1%
Federal Home Loan Bank
0.53%, 10/19/10	100,000,000	99,992,227
0.54%, 10/20/10	88,000,000	87,989,982
0.51%, 10/25/10	96,000,000	95,991,965

		283,974,174

Fixed-Rate Discount Notes 4.0%
Fannie Mae
0.18% - 0.19%, 07/07/10	52,000,000	51,998,387
0.19%, 07/12/10	68,000,000	67,996,052
0.11%, 07/28/10	1,200,000	1,199,901
0.13%, 08/18/10	1,200,000	1,199,792
Federal Home Loan Bank
0.19% - 0.20%, 07/07/10	6,000,000	5,999,807
0.10%, 07/14/10	50,000,000	49,998,194
0.10%, 07/16/10	22,000,000	21,999,083
0.11%, 07/21/10	109,000,000	108,993,339
0.13%, 08/18/10	2,175,000	2,174,623
0.14%, 08/27/10	97,250,000	97,229,213
Freddie Mac
0.18%, 07/06/10	124,000,000	123,996,900
0.11%, 07/26/10	10,000,000	9,999,236
0.13%, 08/17/10	1,800,000	1,799,695

		544,584,222

Municipal Note 0.1%
Los Angeles Community College District, CA
Bond Anticipation Notes Series 2010A2
0.70%, 09/13/10	15,000,000	15,000,000

Promissory Note 0.4%
The Goldman Sachs Group, Inc.
0.70%, 08/04/10 (c)(d)	12,000,000	12,000,000
0.95%, 11/04/10 (c)(d)	50,000,000	50,000,000

		62,000,000

Time Deposits 5.7%
Australia & New Zealand Banking Group Ltd.
0.11%, 07/01/10	110,000,000	110,000,000
0.23%, 07/02/10	24,000,000	24,000,000
Bank of Ireland
0.35%, 07/01/10	60,000,000	60,000,000
Dexia Credit Local
0.44%, 07/02/10	67,000,000	67,000,000
National Australia Bank
0.02%, 07/01/10	35,000,000	35,000,000
Northern Trust Co.
0.16%, 07/01/10	102,000,000	102,000,000
Royal Bank of Canada
0.06%, 07/01/10	75,000,000	75,000,000
Svenska Handelsbanken AB
0.18%, 07/01/10	232,000,000	232,000,000
UniCredit Bank AG
0.37%, 07/06/10	69,000,000	69,000,000

		774,000,000

Total Fixed-Rate Obligations
(Cost $10,354,917,179)		10,354,917,179

Variable-Rate Obligations 9.0% of net assets

Assoc of Bay Area Governments, CA
Revenue Bonds (Public Policy Institute) Series 2001
0.55%, 07/01/10 (a)	17,620,000	17,620,000
Australia & New Zealand Banking Group Ltd.
0.35%, 07/02/10	25,000,000	25,000,000
Banco Bilbao Vizcaya Argentaria S.A.
0.35%, 07/16/10	74,000,000	74,000,000
Barclays Bank PLC
0.55%, 07/12/10	15,000,000	15,000,000
Commonwealth Bank of Australia
0.40%, 07/12/10 (c)	74,000,000	74,000,000
0.32%, 07/27/10 (c)	150,000,000	150,000,000
Dexia Credit Local
0.45%, 07/29/10	73,000,000	73,000,000
Fannie Mae
0.19%, 07/13/10	180,000,000	179,996,032
Federal Home Loan Bank
0.25%, 07/25/10	25,000,000	24,987,799
Freddie Mac
0.09%, 07/12/10	125,000,000	125,000,000
JPMorgan Chase Bank, N.A.
0.35%, 07/21/10	129,000,000	129,000,000
New Jersey Economic Development Auth
Lease Revenus Bonds (Camden Center) Series 2002A
0.45%, 07/05/10 (a)	16,800,000	16,800,000
Lease Revenus Bonds (Camden Center) Series 2002B
0.45%, 07/05/10 (a)	20,000,000	20,000,000
Rabobank Nederland
0.35%, 07/06/10	67,000,000	67,000,000
Royal Bank of Canada
0.35%, 07/06/10	50,000,000	50,000,000
Southeast Christian Church of Jefferson County, KY
Bonds Series 2003
0.35%, 07/01/10 (a)	2,630,000	2,630,000
Sumitomo Mitsui Banking Corp.
0.35%, 08/05/10	60,000,000	60,000,000
Westpac Banking Corp.
0.35%, 07/06/10	75,000,000	75,000,000
0.39%, 07/15/10	50,000,000	49,996,376

Total Variable-Rate Obligations
(Cost $1,229,030,207)		1,229,030,207

10 See financial notes

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

	Face/
	Maturity
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Other Investments 10.7% of net assets

Whistlejacket Capital, L.L.C.

n/a, n/a (c)(d)(e)	2,682,612	2,682,612

Repurchase Agreements 10.7%
Bank of America Securities, L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $515,000,001
0.05%, issued 06/30/10, due 07/01/10	500,000,694	500,000,000
Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $312,000,001
0.02%, issued 06/30/10, due 07/01/10	300,000,167	300,000,000
Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $38,337,586
0.05%, issued 06/30/10, due 07/01/10	37,585,896	37,585,844
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $76,503,712
0.03%, issued 06/30/10, due 07/01/10	75,000,063	75,000,000
Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $52,000,001
0.04%, issued 06/30/10, due 07/01/10	50,000,056	50,000,000
Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $157,500,000
0.03%, issued 06/30/10, due 07/01/10	150,000,125	150,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $47,250,020
0.50%, issued 04/22/10, due 07/22/10 (d)	45,056,875	45,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $110,250,023
0.50%, issued 04/23/10, due 07/23/10 (d)	105,132,708	105,000,000
Morgan Stanley & Co., Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $204,490,621
0.06%, issued 06/30/10, due 07/01/10	200,000,333	200,000,000

Total Other Investments
(Cost $1,465,268,456)		1,465,268,456

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Government Securities 4.4% of net assets

Other Government Related 2.8%
Straight A Funding, L.L.C.
0.30%, 07/02/10 (a)(b)(c)(f)	25,000,000	24,999,792
0.31%, 07/20/10 (a)(b)(c)(f)	50,000,000	49,991,819
0.31%, 08/12/10 (a)(b)(c)(f)	120,000,000	119,956,600
0.31%, 08/13/10 (a)(b)(c)(f)	146,572,000	146,517,727
0.40%, 09/14/10 (a)(b)(c)(f)	41,308,000	41,273,577

		382,739,515

U.S. Treasury Bills 1.6%
U.S. Treasury Bills
0.11%, 07/08/10	34,000,000	33,999,306
0.03% - 0.10%, 07/15/10	183,000,000	182,994,925

		216,994,231

Total U.S. Government Securities
(Cost $599,733,746)		599,733,746

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $13,648,949,588.

(a)	Credit-enhanced security.
(b)	Asset-backed security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,003,132,155 or 22.0% of net assets.
(d)	Illiquid security. At the period end, the value of these amounted to $214,682,612 or 1.6% of net assets.
(e)	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
(f)	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

See financial notes 11

 Schwab Money Market Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$13,648,949,588
Receivables:
Interest		6,216,558
Prepaid expenses	+	54,354

Total assets		13,655,220,500

Liabilities

Payables:
Shareholder services fees		359,976
Distributions to shareholders		57,030
Accrued expenses	+	260,034

Total liabilities		677,040

Net Assets

Total assets		13,655,220,500
Total liabilities	−	677,040

Net assets		$13,654,543,460

Net Assets by Source
Capital received from investors		13,680,053,311
Net realized capital losses		(25,509,851)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$13,654,543,460		13,677,961,964		$1.00

12 See financial notes

 Schwab Money Market Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$20,945,081

Expenses

Investment adviser and administrator fees		22,191,929
Shareholder service fees		28,068,508
Shareholder reports		306,687
Custodian fees		256,084
Portfolio accounting fees		172,931
Registration fees		145,086
Trustees’ fees		35,425
Professional fees		32,140
Transfer agent fees		5,808
Interest expense		5
Other expenses	+	98,105

Total expenses		51,312,708
Expense reduction by adviser and Schwab	−	31,070,473
Custody credits	−	58

Net expenses	−	20,242,177

Net investment income		702,904

Realized Gains (Losses)

Net realized gains on investments		539,721

Increase in net assets resulting from operations		$1,242,625

See financial notes 13

 Schwab Money Market Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$702,904	$14,417,692
Net realized gains (losses)	+	539,721	(26,049,572)

Increase (Decrease) in net assets from operations		1,242,625	(11,631,880)

Distributions to Shareholders

Distributions from net investment income		702,904	14,570,954

Transactions in Fund Shares*

Shares sold		19,699,471,023	36,400,849,310
Shares reinvested		567,809	14,384,923
Shares redeemed	+	(20,144,389,525)	(36,585,971,110)

Net transactions in fund shares		(444,350,693)	(170,736,877)

Net Assets

Beginning of period		14,098,354,432	14,295,294,143
Total decrease	+	(443,810,972)	(196,939,711)

End of period		$13,654,543,460	$14,098,354,432

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

14 See financial notes

 Schwab Money Market Fund

Financial Notes, unaudited

1. Business Structure of the Fund:

Schwab Money Market Fund is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Municipal Money Fund
Schwab California Municipal Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Advisor Cash Reserves
Schwab Cash Reserves
Schwab California AMT Tax-Free Money Fund

Schwab Money Market Fund offers one share class. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund used in the preparation of its financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The fund adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund do not adjust the quoted price for such instruments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund

 15

 Schwab Money Market Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or nontransferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 Prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s result of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2010, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

(b) Portfolio Investments:

Repurchase Agreements: The fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements are fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase or sale price under the agreement.

Delayed-Delivery: The fund may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund sets aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If the fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund or a class are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

16

 Schwab Money Market Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The fund makes distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The fund may make distributions from any net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk factors:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.

 17

 Schwab Money Market Fund

Financial Notes, unaudited (continued)

3. Risk factors (continued):

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration “Agreement Advisory Agreement” between it and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
$1 billion to 10 billion	0.32%
$10 billion to $20 billion	0.30%
$20 billion to $30 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables the fund to bear expenses relating to the provision by Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”) of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchase and redemptions it provides to fund shareholders.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to Schwab is made pursuant to its written agreement with the fund and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund to limit (“expense limitation”) the total annual fund operating expenses, excluding interest, taxes, and certain non-routine

18

 Schwab Money Market Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

expenses, to 0.71% for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreement note above, Schwab and the investment adviser also may voluntarily waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any operating expense limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. As of June 30, 2010 the balance of recoupable expenses is as follows:

Schwab
Expiration Date	Money Market Fund

December 31, 2012	$26,653,803
December 31, 2013	27,045,055

$53,698,858

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of June 30, 2010 the fund had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

6. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund has custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

The fund had no borrowing from the lines of credit during the period. However, the fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

7. Federal Income Taxes:

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2009, the fund had capital loss carry forwards available of $26,049,572 to offset net capital gains before December 31, 2017.

 19

 Schwab Money Market Fund

Financial Notes, unaudited (continued)

7. Federal Income Taxes (continued):

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, the fund had no capital losses utilized or capital losses deferred.

As of December 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2009, the funds did not incur any interest or penalties. The fund is not subject to examination by U.S. federal tax authorities for tax year before 2006 and by state tax authorities for tax year before 2005.

8. Subsequent Events:

Management has evaluated subsequent events and transactions through the date the financial statements were available to be issued and determined that there are no such events or transactions that would have materially impacted the financial statements as presented.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including the Schwab Money Market Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the fund that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the fund at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the fund for an additional one year term at the meeting held on June 3, 2010. The Board’s approval of the Agreement with respect to the fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the fund;

2.	the fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the fund and the resources of CSIM and its affiliates dedicated to the fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the fund supported renewal of the Agreement with respect to the fund.

Fund Performance. The Board considered the fund’s performance in determining whether to renew the Agreement with respect to the fund. Specifically, the Trustees considered the fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the fund, the Trustees considered both risk and shareholder risk expectations for the fund and the appropriateness of the benchmark used to compare

 21

the performance of the fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the fund.

Fund Expenses. With respect to the fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the fund are reasonable and supported renewal of the Agreement with respect to the fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the fund, such as whether, by virtue of its management of the fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the contractual investment advisory fee schedules with respect to the fund that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to the fund’s shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the fund that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the fund and concluded that the compensation under the Agreement with respect to the fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

22

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of The Charles Schwab Family of Funds since 1989.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

 23

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

24

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 25

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid to the bond holder. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature which reflects the security’s Effective Maturity Date. For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

26

Temporary Liquidity Guarantee Program (TLGP) The Federal Deposit Insurance Corporation (FDIC) created the Temporary Liquidity Guarantee Program (TLGP) to strengthen investor confidence and encourage liquidity in the banking system. The TLGP-backed obligations, such as commercial paper or commercial notes, are issued by private issuers and are guaranteed as to principal and interest by the FDIC. These securities are considered U.S. government securities under the rules that govern money market funds and the FDIC has stated that they are backed by the full faith and credit of the United States.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average maturity For money market mutual funds as per rule 2a-7, the sooner of the maturity (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 27

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13602-14

Semiannual report dated June 30, 2010 enclosed.

Schwab Advisor Cash Reserves ®

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Schwab Advisor Cash Reserves ®

Semiannual Report
June 30, 2010

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

Even though U.S. and global economies have experienced modest improvements in the last six months, they remain in a state of uncertainty. The Federal Open Market Committee (FOMC) reflected this sentiment in its comments on June 23, 2010, when it reported that “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

In response to these conditions, the FOMC kept the federal funds rate in the historically low range of 0.00% to 0.25%. Low interest rates have, in turn, helped to drive down yields on investments associated with money market funds to near-zero levels. These low yields have been compressed further by a steady reduction in the supply of high-quality securities available for purchase by money market funds throughout the industry.

Also during the last six months, the money fund industry continued to evolve in response to new regulatory requirements from the U.S. Securities and Exchange Commission (SEC). On February 23, 2010, the SEC approved amendments to the section of the Investment Company Act of 1940 that governs money market funds. These changes are designed mainly to improve portfolio quality, shorten portfolio maturities, support liquidity, and protect shareholders in the event of a sudden large increase in fund redemption requests. We welcome these changes, and believe that they will support investors’ confidence in money market funds as well as support the way that Schwab manages its money market funds.

All of Schwab’s money market funds maintained a stable $1 Net Asset Value (NAV) and provided shareholders with safety and liquidity during the reporting period. The challenging investment environment resulted in lower yields for securities normally associated with money market funds, and this translated into lower yields for Schwab money market funds as well. For more information about the yields for each fund, please see the fund managers’ discussion and analysis found in the following pages of this report.

Recognizing the important role that money market funds play in an investor’s portfolio, Charles Schwab & Co., Inc. (Schwab), and the funds’ investment adviser, Charles Schwab Investment Management, Inc. (CSIM), continued to voluntarily waive certain fees or expenses to maintain a positive net yield for certain Schwab money market funds.

If you’d like to know more about Schwab’s money market funds or other Schwab funds, we are always available to talk with you at 1-800-435-4000, and additional resources may be found on schwab.com.

Sincerely,

Schwab Advisor Cash Reserves 1

The Investment Environment

The pace of the U.S. economy’s recovery remained uneven during the past six-month period. The Federal Reserve (Fed) recently reported that the “the economic recovery is proceeding” and that “the labor market is improving gradually,” but challenges remain. With the labor market improving gradually, spending by consumers and businesses also inched upward. However, these mild advances were constrained by a national unemployment rate that hovered around 10% and a housing market that continued to struggle. Real Gross Domestic Product (GDP) growth, another market indicator, increased by 2.7% for the first quarter of 2010, which contrasted with its increase of 5.6% for the fourth quarter of 2009. GDP is the output of goods and services produced by labor and property in the United States.

At the international level, financial markets fluctuated during the reporting period. In Europe, sovereign debt obligations reached unprecedented levels, and were followed by downgrades in the ratings of many foreign credit securities. The news caused temporary turmoil in the U.S. and global financial markets in early May. While the markets have seen some recovery to pre-May levels, central banks remain attentive to debt ratios, monetary exchange rates, interest rates, and inflation measurements.

The U.S. equity markets outperformed international equity markets during the six-month period, however both had negative returns. For example, the S&P 500® Index, which is usually seen as a bellwether for domestic financial markets, returned −6.65%. All sectors in the S&P 500 had negative returns. For the international equity markets, the MSCI EAFE Index (Gross) returned −12.93%.

In the U.S. fixed income markets, accommodative Federal Reserve policy in the form of a near-zero federal funds rate continued, and recent statements from the Fed affirmed that rates will remain low “for an extended period.” In addition, the euro-debt concerns that crystallized in May put downward pressure on U.S. Treasury rates for intermediate- and longer-term bonds. During this time, investors sought a safe haven in U.S. Treasuries, causing prices to increase and yields to decrease to a range of two-to-three percent for the intermediate- and longer-term bonds.

The low interest rate environment, combined with a limited supply of short-term, high-quality taxable and tax-free credit securities, also suppressed short-term yields in the fixed income markets, to nearly zero percent. Securities normally purchased by money market funds were in short supply and had low rates of return. This shortage, combined with the prevailing low interest rates, depressed yields throughout the money market industry, causing yields on most money market funds to stay below 0.10% for the six-month period. In response to these market conditions, many money market fund managers waived fees to maintain positive net yields and a stable $1 NAV (net asset value).

Similar to the intermediate returns seen in U.S. Treasuries, returns for intermediate-term taxable securities, as reflected in the Barclays Capital U.S. Aggregate Intermediate Bond Index, were positive and stood at 4.78% for the six-month period. On the tax-free side, returns were more modest. The Barclays Capital General Muni Bond Index returned 3.31% for the same time frame. Overall, the past six months were characterized by negative returns in the U.S. and international equity markets, with modest relief provided by the fixed income markets.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

2 Schwab Advisor Cash Reserves

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Schwab Advisor Cash Reserves 3

Schwab Advisor Cash Reserves®

Schwab Advisor Cash Reserves provided safety and liquidity to shareholders throughout the six-month reporting period. The fund’s low yield reflected the prevailing low interest-rate environment. For example, the federal funds rate has remained at a target range of 0.00% to 0.25% since December 2008, which has put downward pressure on the yields of government agencies and other securities. Furthermore, yields on the majority of securities in which the fund invests are pegged to the London Interbank Offered Rate (LIBOR); this key benchmark for short-term interest rates also reported low returns for the reporting period.

This challenging interest-rate environment has left most money market funds with historically low yields. Consequently, the investment adviser continued to reduce the fund’s position in lower-yielding, government agency securities and increased its exposure to higher-yielding, credit-sensitive securities. At the same time, in response to new regulatory requirements from the U.S. Securities and Exchange Commission, the fund increased its position in cash, or securities that can be readily converted into cash, and shortened its Weighted Average Maturity (WAM)—an indication of the portfolio’s sensitivity to interest rate changes. During the reporting period, the WAM for the fund ranged from a high of 66 days to a low of 32 days.

Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	39.3%
16-30 Days	18.7%
31-60 Days	21.9%
61-90 Days	13.8%
91-120 Days	4.5%
More than 120 Days	1.8%

 Statistics

Weighted Average Maturity[2]	32 Days
Credit Quality of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	1.5%
Government Agency[5]	10.4%
Repurchase Agreement	8.5%
Commercial Paper (CP)
Asset Backed CP	18.3%
Bank/Financial CP	9.3%
Other CP	0.5%
Certificate of Deposit	39.4%
Bank Note	1.3%
Corporate Note	2.8%
Time Deposit	7.7%
Other	0.3%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

4 Schwab Advisor Cash Reserves®

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Advisor
	Cash Reserves
	Sweep Shares	Premier Sweep Shares

Ticker Symbol	SWQXX	SWZXX
Minimum Initial Investment[1]	*	*

Seven-Day Yield[2]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.10%	-0.17%

Seven-Day Effective Yield[2]	0.01%	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit each share class’s total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.26% and 0.19% to the seven-day yields of the Sweep Shares and Premier Sweep Shares, respectively.

Schwab Advisor Cash Reserves® 5

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2010 and held through June 30, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/10	at 6/30/10	1/1/10–6/30/09

Schwab Advisor Cash Reserves®
Sweep Shares
Actual Return	0.31%	$1,000	$1,000.10	$1.54
Hypothetical 5% Return	0.31%	$1,000	$1,023.26	$1.56
Premier Sweep Shares
Actual Return	0.31%	$1,000	$1,000.10	$1.54
Hypothetical 5% Return	0.31%	$1,000	$1,023.26	$1.56

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

6 Schwab Advisor Cash Reserves

Schwab Advisor Cash Reserves®

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Sweep Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.05	0.04	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.05	0.04	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.13		2.36	4.78	4.47	2.63

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.31	[3]	0.53	[4]	0.65 [5]	0.66	0.68	0.69
Gross operating expenses	0.74	[3]	0.76		0.75	0.75	0.84	0.85
Net investment income (loss)	0.01	[3]	0.14		2.34	4.67	4.48	2.65
Net assets, end of period ($ x 1,000,000)	5,684		5,786		7,286	6,416	5,222	1,898

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Premier Sweep Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.05	0.04	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.05	0.04	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total Return (%)	0.01	[2]	0.16		2.43	4.86	4.57	2.73

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.31	[3]	0.50	[4]	0.58 [5]	0.59	0.59	0.59
Gross operating expenses	0.74	[3]	0.76		0.75	0.75	0.84	0.85
Net investment income (loss)	0.01	[3]	0.17		2.42	4.74	4.56	2.75
Net assets, end of period ($ x 1,000,000)	14,321		14,132		16,245	15,023	10,784	3,728

* Unaudited.

1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.51% for Sweep Shares and 0.47% for Premier Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.64% for Sweep Shares and 0.57% for Premier Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 7

 Schwab Advisor Cash Reserves

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($)	($)

78.5%	Fixed-Rate Obligations	15,708,145,808	15,708,145,808
10.0%	Variable-Rate Obligations	2,002,223,229	2,002,223,229
8.5%	Other Investments	1,699,681,546	1,699,681,546
2.9%	U.S. Government Securities	584,019,426	584,019,426

99.9%	Total Investments	19,994,070,009	19,994,070,009
0.1%	Other Assets and Liabilities, Net		10,131,431

100.0%	Net Assets		20,004,201,440

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Fixed-Rate Obligations 78.5% of net assets

Bank Notes 1.3%
Bank of America, N.A.
0.28%, 07/14/10	29,000,000	29,000,000
0.29%, 07/15/10	25,000,000	25,000,000
0.32%, 07/15/10	38,000,000	38,000,000
0.52%, 11/01/10	167,000,000	167,000,000

		259,000,000

Certificates of Deposit 35.3%
Abbey National Treasury Services PLC
0.24%, 07/02/10 (a)	28,000,000	28,000,000
0.25%, 07/06/10 (a)	70,000,000	70,000,000
Bank of Nova Scotia
0.13%, 07/06/10	25,000,000	25,000,000
0.21%, 07/28/10	161,000,000	161,000,000
0.30%, 08/11/10	25,000,000	25,000,000
Bank of Tokyo Mitsubishi UFJ Ltd.
0.46%, 08/10/10	20,000,000	20,000,000
0.60%, 08/31/10	150,000,000	150,000,000
0.53%, 09/07/10	67,000,000	67,000,000
0.55%, 09/08/10	10,000,000	10,000,000
0.80%, 10/22/10	25,000,000	25,000,000
0.60%, 10/25/10	48,000,000	48,000,000
Barclays Bank PLC
0.61%, 10/04/10	30,000,000	30,000,000
1.25%, 10/21/10	37,000,000	37,000,000
BNP Paribas
0.30%, 07/13/10	27,000,000	27,000,000
0.40%, 07/26/10	103,000,000	103,000,000
0.42%, 07/28/10	226,000,000	226,000,000
0.43%, 08/03/10	5,000,000	5,000,000
0.32%, 08/06/10	52,000,000	52,000,000
0.61%, 09/09/10	335,000,000	335,000,000
0.63%, 09/13/10	87,000,000	87,000,000
0.61%, 09/28/10	119,000,000	119,000,000
Canadian Imperial Bank of Commerce
0.13%, 07/06/10	38,000,000	38,000,000
Citibank, N.A.
0.30%, 07/01/10	107,000,000	107,000,000
0.32%, 07/02/10	146,000,000	146,000,000
0.36%, 07/07/10	81,000,000	81,000,000
0.32%, 07/09/10	17,000,000	17,000,000
0.43%, 07/28/10	50,000,000	50,000,000
0.44%, 08/02/10	80,000,000	80,000,000
0.42%, 08/06/10	131,000,000	131,000,000
Commerzbank AG
0.50%, 08/12/10	49,000,000	49,000,000
0.50%, 08/13/10	68,000,000	68,000,000
Commonwealth Bank of Australia
0.48%, 10/06/10	13,000,000	13,000,000
Credit Agricole S.A.
0.42%, 09/08/10	196,000,000	196,000,000
0.41%, 09/15/10	3,000,000	3,000,000
Credit Suisse
0.25%, 07/30/10	279,000,000	279,000,000
Deutsche Bank AG
0.30%, 07/19/10	18,000,000	18,000,000
0.46%, 07/26/10	152,000,000	152,000,000
0.45%, 08/06/10	134,000,000	134,000,000
0.45%, 08/09/10	184,000,000	184,000,000
0.45%, 09/22/10	47,000,000	47,000,000
0.45%, 09/24/10	100,000,000	100,000,000
DnB NOR Bank ASA
0.53%, 10/22/10	46,000,000	46,000,721
HSBC Bank PLC
0.30%, 08/16/10	142,000,000	142,000,000
0.32%, 08/31/10	63,000,000	63,000,000
Intesa Sanpaolo
0.32%, 07/01/10	226,000,000	226,000,000
0.30%, 07/08/10	155,000,000	155,000,000
Landesbank Hessen-Thuringen Girozentrale
0.50%, 08/06/10	76,000,000	76,000,000
Lloyds TSB Bank PLC
0.43%, 08/04/10	160,000,000	160,000,000
0.35%, 09/01/10	183,000,000	183,000,000
1.20%, 11/02/10	56,000,000	56,000,000
Mitsubishi UFJ Trust & Banking Corp.
0.46%, 08/03/10	52,000,000	52,000,000
Mizuho Corporate Bank Ltd.
0.40%, 07/08/10	79,000,000	79,000,000
Nordea Bank Finland PLC
0.42%, 08/10/10	80,000,000	80,000,000
Rabobank Nederland
0.55%, 09/10/10	100,000,000	100,000,000
0.55%, 09/13/10	29,000,000	29,000,000
0.52%, 09/15/10	109,000,000	109,000,000
Royal Bank of Scotland PLC
0.35%, 07/19/10	181,000,000	181,000,000
0.98%, 08/11/10	11,000,000	11,000,000
0.50%, 08/16/10	16,000,000	16,000,000

8 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
0.52%, 08/17/10	73,000,000	73,000,000
1.37%, 10/21/10	55,000,000	55,000,000
Societe Generale
0.38%, 07/08/10	94,000,000	94,000,000
0.60%, 09/02/10	61,000,000	61,000,000
0.60%, 09/03/10	133,000,000	133,000,000
0.62%, 09/16/10	61,000,000	61,000,000
0.63%, 09/17/10	52,000,000	52,000,000
Sumitomo Mitsui Banking Corp.
0.40%, 07/06/10	2,000,000	2,000,000
0.41%, 07/08/10	80,000,000	80,000,000
0.39%, 07/21/10	97,000,000	97,000,000
0.31%, 08/02/10	50,000,000	50,000,000
0.39%, 08/02/10	29,000,000	29,000,000
Sumitomo Trust & Banking Co.
0.47%, 07/26/10	43,000,000	43,000,149
0.35%, 09/07/10	102,000,000	102,000,000
0.60%, 10/22/10	60,000,000	60,000,000
Toronto Dominion Bank
0.68%, 08/16/10	108,000,000	108,000,000
0.50%, 10/06/10	100,000,000	100,000,000
UBS AG
0.35%, 07/29/10	168,000,000	168,000,000
0.50%, 08/16/10	26,000,000	26,000,000
0.60%, 09/10/10	70,000,000	70,000,000
1.28%, 10/25/10	37,000,000	37,000,000
UniCredit Bank AG
0.45%, 07/02/10	59,000,000	59,000,000
UniCredit S.p.A.
0.52%, 07/23/10	8,000,000	8,000,024
0.54%, 07/26/10	74,000,000	74,000,257
0.50%, 08/13/10	57,000,000	57,000,000
Union Bank, N.A.
0.43%, 07/16/10	50,000,000	50,000,000

		7,056,001,151

Commercial Paper & Other Corporate Obligations 28.1%
Alpine Securitization Corp.
0.26%, 07/01/10 (a)(b)(c)	68,797,000	68,797,000
0.26%, 07/06/10 (a)(b)(c)	48,000,000	47,998,267
0.33%, 07/19/10 (a)(b)(c)	20,741,000	20,737,578
0.32%, 07/20/10 (a)(b)(c)	7,000,000	6,998,818
Amsterdam Funding Corp.
0.46%, 08/18/10 (a)(b)(c)	64,000,000	63,960,747
0.63%, 09/13/10 (a)(b)(c)	98,000,000	97,873,090
ANZ National (Int’l) Ltd.
0.50%, 08/23/10 (a)	97,000,000	96,928,597
Argento Variable Funding Co., L.L.C.
0.40%, 07/07/10 (a)(b)(c)	51,000,000	50,996,600
Atlantis One Funding Corp.
0.33%, 07/02/10 (a)(b)(c)	60,000,000	59,999,450
0.41%, 07/28/10 (a)(b)(c)	43,000,000	42,986,777
0.43%, 08/11/10 (a)(b)(c)	261,000,000	260,872,182
0.43%, 08/12/10 (a)(b)(c)	47,924,000	47,899,958
0.39%, 09/02/10 (a)(b)(c)	5,000,000	4,996,588
Banco Bilbao Vicaya London
0.30%, 07/14/10 (c)	110,000,000	109,988,083
Bank of America Corp.
0.41%, 07/23/10	25,000,000	24,993,736
BNZ International Funding Ltd.
0.45%, 08/11/10 (a)	28,000,000	27,985,650
0.50%, 08/16/10 (a)	20,000,000	19,987,222
CAFCO, L.L.C.
0.29%, 07/13/10 (a)(b)(c)	40,000,000	39,996,133
0.40%, 07/29/10 (a)(b)(c)	45,000,000	44,986,000
0.33%, 08/03/10 (a)(b)(c)	90,000,000	89,972,775
0.50%, 09/07/10 (a)(b)(c)	7,000,000	6,993,389
Cancara Asset Securitization, L.L.C.
0.38%, 07/14/10 (a)(b)(c)	98,000,000	97,986,552
0.34%, 07/20/10 (a)(b)(c)	13,750,000	13,747,533
0.45%, 08/10/10 (a)(b)(c)	64,000,000	63,968,000
0.36%, 08/17/10 (a)(b)(c)	15,000,000	14,992,950
0.50%, 08/18/10 (a)(b)(c)	63,000,000	62,958,000
Chariot Funding, L.L.C.
0.09%, 07/01/10 (a)(b)(c)	50,000,000	50,000,000
0.39%, 07/26/10 (a)(b)(c)	10,000,000	9,997,292
0.40%, 08/02/10 (a)(b)(c)	80,000,000	79,971,556
Ciesco, L.L.C.
0.41%, 07/21/10 (a)(b)(c)	21,000,000	20,995,217
0.33%, 08/04/10 (a)(b)(c)	124,000,000	123,961,353
Citigroup Funding, Inc.
0.33% - 0.34%, 07/06/10 (a)	107,000,000	106,995,068
0.40%, 07/16/10 (a)	14,000,000	13,997,667
0.41%, 07/21/10 (a)	31,000,000	30,992,939
0.46%, 08/10/10 (a)	14,000,000	13,992,844
0.44%, 09/15/10 (a)	173,000,000	172,839,302
Commonwealth Bank of Australia
0.34%, 07/30/10 (c)	30,000,000	29,991,783
CRC Funding, L.L.C.
0.33%, 08/03/10 (a)(b)(c)	166,000,000	165,949,785
0.45%, 08/12/10 (a)(b)(c)	14,000,000	13,992,650
Dakota CP Notes of Citibank Credit Card Issuance Trust
0.39%, 07/01/10 (b)(c)	7,000,000	7,000,000
0.37%, 07/07/10 (b)(c)	83,000,000	82,994,882
0.40%, 08/03/10 (b)(c)	32,000,000	31,988,267
0.46%, 08/12/10 (b)(c)	22,000,000	21,988,193
Danske Corp. (Danish Government Guarantee)
0.43% - 0.45%, 07/27/10 (a)(c)	137,000,000	136,957,046
0.41%, 08/09/10 (a)(c)	120,000,000	119,946,700
0.39%, 08/23/10 (a)(c)	49,000,000	48,971,866
Enterprise Funding Co., L.L.C.
0.34%, 07/14/10 (a)(b)(c)	25,000,000	24,996,931
Falcon Asset Securitization Corp.
0.36%, 07/19/10 (a)(b)(c)	25,000,000	24,995,500
Gemini Securitization Corp., L.L.C.
0.45%, 08/02/10 (a)(b)(c)	48,000,000	47,980,800
General Electric Capital Corp.
0.17%, 07/30/10	174,000,000	173,976,172
0.52%, 10/18/10	85,000,000	84,866,172
0.52%, 10/19/10	93,000,000	92,852,233
0.50%, 10/26/10	35,000,000	34,943,125
0.50%, 10/27/10	40,000,000	39,934,444
Gotham Funding Corp.
0.40%, 07/09/10 (a)(b)(c)	54,000,000	53,995,200
Grampian Funding, L.L.C.
0.42%, 07/21/10 (a)(b)(c)	30,000,000	29,993,000
0.49%, 08/12/10 (a)(b)(c)	10,000,000	9,994,283
0.50%, 08/17/10 (a)(b)(c)	75,000,000	74,951,042
0.57%, 09/17/10 (a)(b)(c)	83,000,000	82,897,495
Jupiter Securitization Corp.
0.36%, 07/19/10 (a)(b)(c)	146,560,000	146,533,619
Manhattan Asset Funding Capital Co., L.L.C.
0.35%, 07/07/10 (a)(b)(c)	14,000,000	13,999,183
0.36%, 07/12/10 (a)(b)(c)	14,000,000	13,998,460
Nationwide Building Society
0.40%, 07/07/10	24,000,000	23,998,400
0.37%, 07/14/10	20,000,000	19,997,328
0.42%, 09/10/10	33,000,000	32,972,665
0.70%, 11/09/10	21,000,000	20,946,508

See financial notes 9

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Nieuw Amsterdam Receivables Corp.
0.23%, 07/02/10 (a)(b)(c)	20,000,000	19,999,872
0.46%, 08/10/10 (a)(b)(c)	111,000,000	110,943,267
0.50%, 09/01/10 (a)(b)(c)	25,532,000	25,510,014
Ranger Funding Co., L.L.C.
0.38%, 08/09/10 (a)(b)(c)	199,000,000	198,918,078
Royal Park Investment Funding Corp.
0.30%, 07/16/10 (a)(b)(c)	47,000,000	46,994,125
Santander Central Hispano Finance (Delaware), Inc.
0.41%, 08/13/10 (a)	100,000,000	99,951,028
0.41%, 09/03/10 (a)	100,000,000	99,927,111
Sheffield Receivables Corp.
0.30% - 0.34%, 07/07/10 (a)(b)(c)	11,000,000	10,999,383
0.30%, 07/12/10 (a)(b)(c)	20,000,000	19,998,167
0.33%, 07/19/10 (a)(b)(c)	65,000,000	64,989,275
0.50%, 09/10/10 (a)(b)(c)	80,000,000	79,921,111
Societe de Prise de Participation de I’Etat (French Government Guarantee)
0.36%, 07/07/10 (a)(c)	50,000,000	49,997,042
Societe Generale North America, Inc.
0.60%, 09/14/10 (a)	3,000,000	2,996,250
Solitaire Funding, L.L.C.
0.44% - 0.47%, 07/26/10 (a)(b)(c)	231,000,000	230,929,333
0.48%, 08/10/10 (a)(b)(c)	1,000,000	999,467
0.58%, 09/14/10 (a)(b)(c)	36,000,000	35,956,500
State Street Corp.
0.25%, 07/07/10	97,000,000	96,995,958
Thames Asset Global Securitization No. 1, Inc.
0.42%, 07/08/10 (a)(b)(c)	15,000,000	14,998,775
0.47%, 08/05/10 (a)(b)(c)	119,000,000	118,945,624
0.60%, 08/31/10 (a)(b)(c)	9,000,000	8,990,850
0.60%, 09/15/10 (a)(b)(c)	40,065,000	40,014,251
Ticonderoga Funding, L.L.C.
0.53%, 10/25/10 (a)(b)(c)	44,000,000	43,924,858
0.53%, 11/01/10 (a)(b)(c)	35,168,000	35,104,317
UniCredit Bank Ireland PLC
0.34%, 07/14/10 (a)(c)	72,000,000	71,991,290
UniCredit Delaware, Inc.
0.34%, 07/13/10 (a)(c)	17,000,000	16,998,102
Variable Funding Capital Corp.
0.33%, 07/02/10 (a)(b)(c)	15,000,000	14,999,862
0.32%, 07/20/10 (a)(b)(c)	11,117,000	11,115,122
0.30%, 07/30/10 (a)(b)(c)	21,304,000	21,298,852
Victory Receivables Corp.
0.40%, 07/09/10 (a)(b)(c)	24,000,000	23,997,867
Windmill Funding Corp.
0.32%, 07/19/10 (a)(b)(c)	92,000,000	91,985,280
Yorktown Capital, L.L.C.
0.30%, 07/16/10 (a)(b)(c)	87,019,000	87,008,123

		5,619,347,799

Fixed-Rate Coupon Notes 2.0%
Federal Home Loan Bank
0.55%, 07/16/10	54,155,000	54,220,397
0.57%, 07/22/10	52,000,000	51,999,224
0.58%, 08/05/10	150,000,000	149,994,706
0.51%, 10/25/10	145,000,000	144,987,864

		401,202,191

Fixed-Rate Discount Notes 3.5%
Fannie Mae
0.19%, 07/06/10	5,400,000	5,399,861
0.18% - 0.19%, 07/07/10	45,316,000	45,314,627
0.51%, 07/12/10	36,000,000	35,994,390
0.19% - 0.20%, 07/14/10	27,481,000	27,479,141
0.19%, 07/16/10	1,000,000	999,921
Federal Home Loan Bank
0.18%, 07/02/10	30,800,000	30,799,846
0.18% - 0.20%, 07/09/10	19,500,000	19,499,189
0.18% - 0.19%, 07/14/10	21,315,000	21,313,584
0.20%, 07/16/10	1,300,000	1,299,892
Freddie Mac
0.18% - 0.50%, 07/06/10	120,875,000	120,869,726
0.19%, 07/07/10	2,850,000	2,849,912
0.19%, 07/08/10	1,200,000	1,199,956
0.16% - 0.53%, 07/12/10	333,700,000	333,667,268
0.19%, 07/16/10	2,419,000	2,418,808
0.18% - 0.19%, 08/09/10	58,500,000	58,488,546

		707,594,667

Municipal Note 0.2%
Los Angeles Community College District, CA
Bond Anticipation Notes Series 2010A2
0.70%, 09/13/10	35,000,000	35,000,000

Promissory Note 0.4%
The Goldman Sachs Group, Inc.
0.70%, 08/04/10 (c)(d)	16,000,000	16,000,000
0.95%, 11/04/10 (c)(d)	75,000,000	75,000,000

		91,000,000

Time Deposits 7.7%
Australia & New Zealand Banking Group Ltd.
0.11%, 07/01/10	305,000,000	305,000,000
0.23%, 07/02/10	34,000,000	34,000,000
Bank of Ireland
0.35%, 07/01/10	90,000,000	90,000,000
Citibank, N.A.
0.10%, 07/01/10	100,000,000	100,000,000
Dexia Credit Local
0.44%, 07/02/10	99,000,000	99,000,000
National Australia Bank
0.02%, 07/01/10	250,000,000	250,000,000
Northern Trust Co.
0.16%, 07/01/10	151,000,000	151,000,000
Royal Bank of Canada
0.06%, 07/01/10	110,000,000	110,000,000
Svenska Handelsbanken AB
0.18%, 07/01/10	299,000,000	299,000,000
UniCredit Bank AG
0.37%, 07/06/10	101,000,000	101,000,000

		1,539,000,000

Total Fixed-Rate Obligations
(Cost $15,708,145,808)		15,708,145,808

Variable-Rate Obligations 10.0% of net assets

Australia & New Zealand Banking Group Ltd.
0.35%, 07/02/10	25,000,000	25,000,000
Banco Bilbao Vizcaya Argentaria S.A.
0.44%, 07/12/10	40,000,000	40,000,000
0.35%, 07/16/10	107,000,000	107,000,000

10 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Bank of America Corp.
0.59%, 08/13/10	100,000,000	100,006,310
Bank of America, N.A.
0.56%, 07/22/10	147,000,000	147,000,000
Bank of Nova Scotia
0.35%, 07/06/10	141,000,000	141,000,000
Barclays Bank PLC
0.72%, 07/13/10	100,000,000	100,000,000
Breckenridge Terrace, L.L.C.
0.35%, 07/01/10 (a)	1,000,000	1,000,000
Commonwealth Bank of Australia
0.40%, 07/12/10 (c)	26,000,000	26,000,000
Dexia Credit Local
0.45%, 07/29/10	107,000,000	107,000,000
Eagle County, Co
Housing Facilities Revenue Bonds (The Tarnes at BC) Series 1999B
0.35%, 07/01/10 (a)	2,000,000	2,000,000
Fannie Mae
0.19%, 07/13/10	470,000,000	469,994,048
0.30%, 08/05/10	120,000,000	119,995,816
Freddie Mac
0.09%, 07/12/10	100,000,000	100,000,000
JPMorgan Chase Bank, N.A.
0.35%, 07/21/10	47,000,000	47,000,000
Rabobank Nederland
0.35%, 07/06/10	70,000,000	70,000,000
Royal Bank of Canada
0.35%, 07/06/10	50,000,000	50,000,000
Tenderfoot Seasonal Housing, CO
Housing Facilities Revenue Notes Series 2000B
0.35%, 07/01/10 (a)	2,885,000	2,885,000
Texas
General Obligation Refunding Bonds (Vaterans) Series 2010B
0.34%, 07/07/10 (a)	13,320,000	13,320,000
General Obligation Bonds (Veterans Housing Assistance) Series 1994A2
0.40%, 07/07/10 (a)	6,900,000	6,900,000
General Obligation Refunding Bonds (Veterans Land) Series 2006A
0.52%, 07/07/10 (a)	1,125,000	1,125,000
Wells Fargo & Co.
0.68%, 08/20/10	50,000,000	50,009,740
Westpac Banking Corp.
0.39%, 07/15/10	175,000,000	174,987,315
0.32%, 07/28/10 (c)	100,000,000	100,000,000

Total Variable-Rate Obligations
(Cost $2,002,223,229)		2,002,223,229

	Face/
	Maturity
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Other Investments 8.5% of net assets

Whistlejacket Capital, L.L.C.

n/a, n/a (c)(d)(e)	2,739,131	2,739,131

Repurchase Agreements 8.5%
Banc of America Securities, L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $757,050,001
0.05%, issued 06/30/10, due 07/01/10	735,001,021	735,000,000
Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $234,000,000
0.02%, issued 06/30/10, due 07/01/10	225,000,125	225,000,000
Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $117,303,256
0.03%, issued 06/30/10, due 07/01/10	115,000,096	115,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $121,321,731
0.05%, issued 06/30/10, due 07/01/10	118,942,580	118,942,415
Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $83,200,000
0.04%, issued 06/30/10, due 07/01/10	80,000,089	80,000,000
Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $236,250,000
0.03%, issued 06/30/10, due 07/01/10	225,000,188	225,000,000
Tri-Party Repurchase Agreement collateralized by Equity Securities with a value of $29,400,003
0.50%, issued 04/22/10, due 07/22/10 (d)	28,035,389	28,000,000
Tri-Party Repurchase Agreement collateralized by Equity Securities with a value of $68,250,005
0.50%, issued 04/26/10, due 07/26/10 (d)	65,082,153	65,000,000
Tri-Party Repurchase Agreement collateralized by Equity Securities with a value of $110,250,007
0.63%, issued 05/10/10, due 08/23/10 (d)	105,192,938	105,000,000

		1,696,942,415

Total Other Investments
(Cost $1,699,681,546)		1,699,681,546

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Government Securities 2.9% of net assets

Other Government Related 1.4%
Straight A Funding, L.L.C.
0.30%, 07/02/10 (a)(b)(c)(f)	36,000,000	35,999,700
0.30%, 07/07/10 (a)(b)(c)(f)	66,000,000	65,996,700
0.35%, 07/14/10 (a)(b)(c)(f)	27,075,000	27,071,578
0.31%, 07/20/10 (a)(b)(c)(f)	50,000,000	49,991,819
0.31%, 08/13/10 (a)(b)(c)(f)	95,000,000	94,964,824

		274,024,621

U.S. Treasury Bills 1.5%
U.S. Treasury Bills
0.10% - 0.11%, 07/08/10	203,000,000	202,996,053

See financial notes 11

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
0.03%, 07/15/10	107,000,000	106,998,752

		309,994,805

Total U.S. Government Securities
(Cost $584,019,426)		584,019,426

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $19,994,070,009.

(a)	Credit-enhanced security.
(b)	Asset-backed security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,780,041,132 or 23.9% of net assets.
(d)	Illiquid security. At the period end, the value of these amounted to $291,739,131 or 1.5% of net assets.
(e)	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
(f)	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

12 See financial notes

 Schwab Advisor Cash Reserves

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$19,994,070,009
Cash		1
Receivables:
Interest		11,012,968
Prepaid expenses	+	93,006

Total assets		20,005,175,984

Liabilities

Payables:
Investment adviser and administrator fees		326,874
Shareholder services fees		242,349
Distributions to shareholders		83,426
Accrued expenses	+	321,895

Total liabilities		974,544

Net Assets

Total assets		20,005,175,984
Total liabilities	−	974,544

Net assets		$20,004,201,440

Net Assets by Source
Capital received from investors		20,032,286,189
Net realized capital losses		(28,084,749)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$5,683,681,504		5,691,131,584		$1.00
Premier Sweep Shares	$14,320,519,936		14,339,744,352		$1.00

See financial notes 13

 Schwab Advisor Cash Reserves

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$31,441,633

Expenses

Investment adviser and administrator fees		30,699,420
Shareholder service fees:
Sweep Shares		11,302,374
Premier Sweep Shares		28,129,470
Registration fees		1,066,991
Custodian fees		390,884
Shareholder reports		357,402
Portfolio accounting fees		227,780
Professional fees		45,660
Trustees’ fees		43,432
Transfer agent fees		10,486
Interest expense		11
Other expenses	+	185,635

Total expenses		72,459,545
Expense reduction by adviser and Schwab	−	42,005,053
Custody credits	−	1

Net expenses	−	30,454,491

Net investment income		987,142

Realized Gains (Losses)

Net realized gains on investments		113,485

Increase in net assets resulting from operations		$1,100,627

14 See financial notes

 Schwab Advisor Cash Reserves

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$987,142	$35,156,116
Net realized gains (losses)	+	113,485	(28,198,234)

Increase in net assets from operations		1,100,627	6,957,882

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		282,968	9,225,197
Premier Sweep Shares	+	704,174	25,930,919

Total distributions from net investment income		987,142	35,156,116

Transactions in Fund Shares*

Shares Sold
Sweep Shares		10,594,627,860	20,258,225,458
Premier Sweep Shares	+	32,692,756,389	62,255,381,381

Total shares sold		43,287,384,249	82,513,606,839

Shares Reinvested
Sweep Shares		212,519	9,093,911
Premier Sweep Shares	+	596,838	25,547,970

Total shares reinvested		809,357	34,641,881

Shares Redeemed
Sweep Shares		(10,698,186,706)	(21,758,188,413)
Premier Sweep Shares	+	(32,504,522,724)	(64,373,996,258)

Total shares redeemed		(43,202,709,430)	(86,132,184,671)

Net transactions in fund shares		85,484,176	(3,583,935,951)

Net Assets

Beginning of period		19,918,603,779	23,530,737,964
Total increase or decrease	+	85,597,661	(3,612,134,185)

End of period		$20,004,201,440	$19,918,603,779

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 15

 Schwab Advisor Cash Reserves

Financial Notes, unaudited

1. Business Structure of the Fund:

Schwab Advisor Cash Reserves is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves
 Schwab Cash Reserves
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab California Municipal Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund
Schwab California AMT Tax-Free Money Fund

Schwab Advisor Cash Reserves offers two share classes: Sweep Shares and Premier Sweep Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in the preparation of its financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The fund adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such instruments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by

16

 Schwab Advisor Cash Reserves

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require revised valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or nontransferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2010, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

(b) Portfolio Investments:

Repurchase Agreements: The fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements are fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase or sale price under the agreement.

Delayed-Delivery: The fund may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund sets aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

 17

 Schwab Advisor Cash Reserves

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to the funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to the fund’s net investment income for that day, are paid out to shareholders once a month. The fund makes distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in

18

 Schwab Advisor Cash Reserves

Financial Notes, unaudited (continued)

3. Risk factors (continued):

certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
$1 billion to $10 billion	0.32%
$10 billion to $20 billion	0.30%
$20 billion to $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables the fund to bear expenses relating to the provision by Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”) of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to Schwab is made pursuant to its written agreement with the fund and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Pursuant

 19

 Schwab Advisor Cash Reserves

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund to limit (“expense limitation”) the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s board of trustees, as follows:

Sweep Shares	0.66%
Premier Sweep Shares	0.59%

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreement noted above, Schwab and the investment adviser also may voluntarily waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each share class of the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any operating expense limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. As of June 30, 2010, the balance of recoupable expenses is as follows:

	Schwab Advisor Cash Reserves
Expiration Date	Sweep Shares	Premier Sweep Shares

December 31, 2012	$7,890,129	$13,137,784
December 31, 2013	8,896,574	17,270,785

	$16,786,703	$30,408,569

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of June 30, 2010 the fund had no aggregate security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

20

 Schwab Advisor Cash Reserves

Financial Notes, unaudited (continued)

6. Borrowings from Banks:

The fund may borrow money from banks and custodians. The fund has custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

7. Federal Income Taxes:

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2009, the fund had capital loss carry forwards of $28,198,234 available to offset net capital gains before the expiration date of December 31, 2017.

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, the fund had no capital losses and there were no capital losses utilized or capital losses deferred.

As of December 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2009, the fund did not incur any interest or penalties. The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

8. Subsequent Events:

Management has evaluated subsequent events and transactions through the date the financial statements were available to be issued and determined that there are no such events or transactions that would have materially impacted the financial statements as presented.

 21

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Advisor Cash Reserves, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the fund that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the fund at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the fund for an additional one year term at the meeting held on June 3, 2010. The Board’s approval of the Agreement with respect to the fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the fund;

2.	the fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the fund and the resources of CSIM and its affiliates dedicated to the fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the fund supported renewal of the Agreement with respect to the fund.

Fund Performance. The Board considered the fund’s performance in determining whether to renew the Agreement with respect to the fund. Specifically, the Trustees considered the fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the fund, the Trustees considered both risk and shareholder risk expectations for the fund and the appropriateness of the benchmark used to compare

22

the performance of the fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the fund.

Fund Expenses. With respect to the fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the fund are reasonable and supported renewal of the Agreement with respect to the fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the fund, such as whether, by virtue of its management of the fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the contractual investment advisory fee schedules with respect to the fund that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to the fund’s shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the fund that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the fund and concluded that the compensation under the Agreement with respect to the fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 23

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of The Charles Schwab Family of Funds since 1989.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

24

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

 25

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

26

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid to the bond holder. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature which reflects the security’s Effective Maturity Date. For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

 27

Temporary Liquidity Guarantee Program (TLGP) The Federal Deposit Insurance Corporation (FDIC) created the Temporary Liquidity Guarantee Program (TLGP) to strengthen investor confidence and encourage liquidity in the banking system. The TLGP-backed obligations, such as commercial paper or commercial notes, are issued by private issuers and are guaranteed as to principal and interest by the FDIC. These securities are considered U.S. government securities under the rules that govern money market funds and the FDIC has stated that they are backed by the full faith and credit of the United States.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average maturity For money market mutual funds as per rule 2a-7, the sooner of the maturity (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

28

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR32959-05

Semiannual report dated June 30, 2010 enclosed.

Schwab Municipal Money Funds

Schwab New York AMT
Tax-Free Money Fundtm

Schwab New Jersey AMT
Tax-Free Money Fundtm

Schwab Pennsylvania
Municipal Money Fundtm

Schwab Massachusetts AMT
Tax-Free Money Fundtm

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document faster via email.

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This wrapper is not part of the shareholder report.

Schwab Municipal Money Funds

Semiannual Report
June 30, 2010

Schwab New York AMT
Tax-Free Money Fundtm

Schwab New Jersey AMT
Tax-Free Money Fundtm

Schwab Pennsylvania
Municipal Money Fundtm

Schwab Massachusetts AMT
Tax-Free Money Fundtm

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

Even though U.S. and global economies have experienced modest improvements in the last six months, they remain in a state of uncertainty. The Federal Open Market Committee (FOMC) reflected this sentiment in its comments on June 23, 2010, when it reported that “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

In response to these conditions, the FOMC kept the federal funds rate in the historically low range of 0.00% to 0.25%. Low interest rates have, in turn, helped to drive down yields on investments associated with money market funds to near-zero levels. These low yields have been compressed further by a steady reduction in the supply of high-quality securities available for purchase by money market funds throughout the industry.

Also during the last six months, the money fund industry continued to evolve in response to new regulatory requirements from the U.S. Securities and Exchange Commission (SEC). On February 23, 2010, the SEC approved amendments to the section of the Investment Company Act of 1940 that governs money market funds. These changes are designed mainly to improve portfolio quality, shorten portfolio maturities, support liquidity, and protect shareholders in the event of a sudden large increase in fund redemption requests. We welcome these changes, and believe that they will support investors’ confidence in money market funds as well as support the way that Schwab manages its money market funds.

All of Schwab’s money market funds maintained a stable $1 Net Asset Value (NAV) and provided shareholders with safety and liquidity during the reporting period. The challenging investment environment resulted in lower yields for securities normally associated with money market funds, and this translated into lower yields for Schwab money market funds as well. For more information about the yields for each fund, please see the fund managers’ discussion and analysis found in the following pages of this report.

Recognizing the important role that money market funds play in an investor’s portfolio, Charles Schwab & Co., Inc. (Schwab), and the funds’ investment adviser, Charles Schwab Investment Management, Inc. (CSIM), continued to voluntarily waive certain fees or expenses to maintain a positive net yield for certain Schwab money market funds.

If you’d like to know more about Schwab’s money market funds or other Schwab funds, we are always available to talk with you at 1-800-435-4000, and additional resources may be found on schwab.com.

Sincerely,

2 Schwab Municipal Money Funds

The Investment Environment

The pace of the U.S. economy’s recovery remained uneven during the past six-month period. The Federal Reserve (Fed) recently reported that the “the economic recovery is proceeding” and that “the labor market is improving gradually,” but challenges remain. With the labor market improving gradually, spending by consumers and businesses also inched upward. However, these mild advances were constrained by a national unemployment rate that hovered around 10% and a housing market that continued to struggle. Real Gross Domestic Product (GDP) growth, another market indicator, increased by 2.7% for the first quarter of 2010, which contrasted with its increase of 5.6% for the fourth quarter of 2009. GDP is the output of goods and services produced by labor and property in the United States.

At the international level, financial markets fluctuated during the reporting period. In Europe, sovereign debt obligations reached unprecedented levels, and were followed by downgrades in the ratings of many foreign credit securities. The news caused temporary turmoil in the U.S. and global financial markets in early May. While the markets have seen some recovery to pre-May levels, central banks remain attentive to debt ratios, monetary exchange rates, interest rates, and inflation measurements.

The U.S. equity markets outperformed international equity markets during the six-month period, however both had negative returns. For example, the S&P 500® Index, which is usually seen as a bellwether for domestic financial markets, returned −6.65%. All sectors in the S&P 500 had negative returns. For the international equity markets, the MSCI EAFE Index (Gross) returned −12.93%.

In the U.S. fixed income markets, accommodative Federal Reserve policy in the form of a near-zero federal funds rate continued, and recent statements from the Fed affirmed that rates will remain low “for an extended period.” In addition, the euro-debt concerns that crystallized in May put downward pressure on U.S. Treasury rates for intermediate- and longer-term bonds. During this time, investors sought a safe haven in U.S. Treasuries, causing prices to increase and yields to decrease to a range of two-to-three percent for the intermediate- and longer-term bonds.

The low interest rate environment, combined with a limited supply of short-term, high-quality taxable and tax-free credit securities, also suppressed short-term yields in the fixed income markets, to nearly zero percent. Securities normally purchased by money market funds were in short supply and had low rates of return. This shortage, combined with the prevailing low interest rates, depressed yields throughout the money market industry, causing yields on most money market funds to stay below 0.10% for the six-month period. In response to these market conditions, many money market fund managers waived fees to maintain positive net yields and a stable $1 NAV (net asset value).

Similar to the intermediate returns seen in U.S. Treasuries, returns for intermediate-term taxable securities, as reflected in the Barclays Capital U.S. Aggregate Intermediate Bond Index, were positive and stood at 4.78% for the six-month period. On the tax-free side, returns were more modest. The Barclays Capital General Muni Bond Index returned 3.31% for the same time frame. Overall, the past six months were characterized by negative returns in the U.S. and international equity markets, with modest relief provided by the fixed income markets.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Municipal Money Funds 3

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

4 Schwab Municipal Money Funds

State Investment Environment

New York

New York State rolled the previous year’s $1.6 billion operating deficit into the fiscal 2011 budget, resulting in a $9.2 billion deficit for the two years.

Governor David Paterson’s proposed 2011 budget included $79.93 billion in state operating funds, a 0.9% increase from fiscal 2010. The budget included almost $6 billion in recurring spending cuts, $1 billion in new revenue measures and $800 million in non-recurring cuts and revenues. The State again ended the fiscal year without having passed a budget for the new fiscal year; however, prior to the end of the fiscal year, the Legislature approved sufficient funds for fiscal 2011 debt service payments. To allow the State government to continue operating without a budget, Governor Paterson submitted, and the Legislature approved, interim continuing appropriation bills. In June, the Governor began including budget cutting measures in the interim bills, which were all passed by the Legislature; however, the Legislature has not approved the Governor’s recommended revenue measures. In addition, Governor Paterson has recommended identifying funding for $1 billion in Medicaid spending which had been expected to be funded from an extension of the Federal Medical Assistance Percentage (FMAP) which has not yet been approved by the U.S. Congress.

To end the fiscal year with a positive general fund balance, the State deferred payments due to school districts ($2.1 billion) and for tax refunds ($500 million) that were budgeted in fiscal 2010 but were not legally due until June 1, 2010 (which occurs in fiscal 2011). This allowed the State to end the fiscal year with a $2.3 billion general fund balance.

In addition to the need to close a large deficit in the fiscal 2011 budget, the State is also faced with periodic cash shortfalls in certain months (September and December) due to its imbalance of collections and disbursements. The State may need to issue cash flow notes to address these shortfalls which would require statutory approval.

The State’s fiscal 2011 budget closing measures rely heavily on reductions in aid to local governments and for education. Coupled with lower local revenues and higher social service costs due to the national recession, New York local governments and school districts will continue to face financial challenges in fiscal 2011. School districts, in particular, due to their reliance on state funding and property taxes, may either be forced to cut staffing levels or request increases in local property tax levies to maintain existing staffing levels.

New York City ended fiscal 2010 on June 30 with a $3.6 billion surplus which it used to prepay expenses that will occur in fiscal 2011. The fiscal 2011 budget, totaling $63 billion, includes a 1% increase in spending from fiscal 2010 with no tax increases. Tax receipts (primarily from personal and corporate income tax and sales tax collections) are projected to increase 4% in fiscal 2011 from the previous year, primarily due to growth in the property tax base, although personal income and sales tax receipts are also projected to grow during the year. The mayor’s office is currently projecting a $3.7 billion budget gap for fiscal 2012. Employment in New York City, particularly in financial and professional services, has begun to increase in recent months, which is expected to bolster both personal income and sales tax receipts. Unemployment peaked at 10.5% in December 2009 and has since fallen to 9.6% in May 2010.

The NY State Department of Budget is projecting a 3.5% increase in wages in the State for the calendar year 2010 and 3.1% growth for 2011. Personal income is projected to increase 3.6% in 2010 and grow 4% in 2011. Employment is projected to decline 0.6% in 2010 before beginning to rebound slightly in 2011. Unemployment in the State peaked in late 2009 at 8.9%, before falling to 8.3% in May 2010.

New York State remains a strong investment-grade credit due to the State’s financial flexibility and the continued strength of the New York City metropolitan economy, which is now being strengthened by improvements in the financial markets. New York State’s general obligation credit ratings are Aa2/AA/AA from Moody’s Investors Service, Standard & Poor’s and Fitch, respectively. However, both the Moody’s and Fitch ratings reflect a global rating scale after their recalibration of state ratings in April 2010.

New Jersey

New Jersey experienced another very financially challenging year in fiscal 2010 (ended June 30) as state revenues continued to decline due to the impact of the national recession.

Fiscal 2010 total revenues were estimated at $27.4 billion, down 5% from budget estimates and down 16% from their peak two years ago. The decline in corporate taxes was particularly sharp, off 10% from budget estimates and down 24% year-over-year to $2.0 billion. Weakness in income taxes, sales taxes and other revenue sources also contributed to the State’s problems. Combined with additional spending needs and adjustments to the opening fund balance, the State faced a mid-year budget gap of $2.2 billion, with little remaining in reserves from prior years to help fill that gap. The gap was eventually closed through $1.5 billion of spending cuts, $550 million in fund sweeps, and $175 million of revenue enhancements. The State was able to report an estimated $505 million year end balance in its general state funds, equal to 1.7% of appropriations and down from a balance of $614 million at the start of the fiscal year.

Schwab Municipal Money Funds 5

State Investment Environment continued

The New Jersey Legislature adopted a $29.4 billion fiscal 2011 budget just prior to the start of the new fiscal year. The budget addressed a projected $11 billion budget gap, most of which was attributable to inflationary growth of existing programs and reduced federal stimulus funding. The budget was balanced primarily by deferring $3.1 billion of pension payments and reducing spending by $6.1 billion, including cuts to education, social services, property tax rebates, and municipal aid. The budget, however, also assumes the receipt of $490 million of enhanced federal Medicaid funding, which Congress has not approved as of this reporting date.

The State’s economy began to show signs of slow improvement during the second half of the fiscal year, although much of the improvement was related to temporary hiring for U.S. Census jobs and federal stimulus programs. Year-over-year job growth was down 1.7% as of May 2010, while the unemployment rate rose to 9.7% from 9.2%.

New Jersey remains a solid investment grade credit due to its diverse economy, high wealth levels and revenue-raising ability, although rapidly rising unfunded pension obligations and a high debt load present longer term issues that the state will need to address. New Jersey’s general obligation credit ratings are Aa2, AA and AA from Moody’s Investors Service, Standard & Poor’s, and Fitch Ratings, respectively. However, both the Moody’s and Fitch ratings reflect a global rating scale after their recalibration of state ratings in April 2010.

Pennsylvania

Fiscal year 2010 presented another difficult financial situation for Pennsylvania that required substantial budget cuts, as well as the use of federal stimulus funding and virtually its entire general fund and stabilization fund balances.

Pennsylvania experienced pressures on tax receipts throughout the fiscal year (which ended 6/30/10), with collections coming in about 4%, or $1.18 billion, below estimates, marking the second straight year that receipts were below expectations. The revenue shortfall was predominantly related to a larger than expected decline in corporation tax revenues which were $510.1 million, or 10%, below estimate, as well as sales taxes and personal income tax receipts which which were both well below estimates. The revenue shortfalls were addressed with budget cuts, depletion of the budget stabilization fund, and application of federal stimulus funds.

The Commonwealth’s $27.8 billion 2011 budget was passed in a fairly timely manner, following the nearly 3.5 month delay in passing the fiscal 2010 budget. The 2011 budget does not include any new taxes and, similar to recently passed budgets, focuses on preserving or increasing funding levels for education, corrections, and healthcare. The budget estimates a revenue increase of $200 million, or 0.7% from fiscal year 2010, and as a result of additional funding for Education and Corrections (two of the State’s larger expense items) most other agencies will experience budget cuts. As the Commonwealth’s general fund and budget stabilization funds have been virtually exhausted, the 2011 budget also provides for approximately $230 million in transfers from other funds into the general fund to balance the budget. The 2010-11 budget also assumes enhanced federal support for Medical Assistance programs will continue for two additional quarters. However, the U.S. Congress has not yet taken action on approving the funding, which has an $850 million impact on the State.

The Commonwealth has lost about 73,500 jobs over the last twelve months, a 1.3% decrease, while the unemployment rate increased to 9.2% as of May 2010 from 7.9% in May 2009. Per capita personal income is on par with the national average, but statewide personal income growth lags the nation due to slow population growth. Pennsylvania is the sixth most populous state in the nation.

Pennsylvania’s high credit quality is derived from its moderate debt levels and economic diversification. The state’s ratings are: Aa1/AA+/AA from Moody’s Investors Service, Fitch and, Standard & Poor’s respectively. However, both the Moody’s and Fitch ratings reflect a global rating scale after their recalibration of state ratings in April 2010. Moody’s and Fitch both maintain negative outlooks for the Commonwealth that reflect reduced financial flexibility stemming from recent revenue pressures.

Massachusetts

Massachusetts saw a modest positive impact from a return of slight job growth as the national recession began to release its hold during the first half of 2010.

However, Massachusetts continued to experience declining income tax revenue, as state fiscal performance generally lags economic changes. For fiscal year 2010, overall tax receipts increased a slight 0.7% from the prior year, predominantly due to an 18.4% increase in sales and use taxes resulting from an August 2009 hike in the tax rate. Corporate and business tax revenue showed slight gains as well; however, personal income tax revenue was 5.4% below fiscal 2009 due to the continued shortfall in capital gains-related receipts. Massachusetts projects ending fiscal 2010 with slim $725.6 million ending fund balance, which is equivalent to about 2% of general fund spending, down from a peak of $3.2 billion (12% of spending) at the end of fiscal 2006.

6 Schwab Municipal Money Funds

State Investment Environment continued

Governor Deval Patrick signed the $27.6 billion fiscal 2011 budget on June 30, 2010 which included a 2% increase in spending from the prior year. The budget is balanced mostly with service cuts and some one-time measures. Service cuts include a 4% reduction in local aid (about $160 million) and a decrease to higher education of about $100 million. One-time measures include using $100 million of reserves. The budget does not include any new taxes and revenue estimates are based on the assumption that the national and state economies will continue a moderate recovery during fiscal 2011. The budget anticipates ending fiscal 2011 with $559.2 million.

Following 17 consecutive months of job losses in Massachusetts, jobs stabilized at almost 3.14 million in January 2010. Since January, there has been an increase of 44,800 jobs (1.4%) to 3.18 million in May 2010. This positive trend is also reflected in Massachusetts’ monthly unemployment rate which peaked at 9.5% in February 2010, but was slightly better in May 2010 at 9.2%. This rate compares well to the national rate of 9.7%. Massachusetts continues to be a high income state, ranking third (behind Connecticut and New Jersey) by 2008 personal income per capita, and measuring at 127.5% of the nation.

Massachusetts remains a solid investment-grade credit because of its deep and diverse economy, its high personal income levels, and its demonstrated quick responses to declining revenues. The Commonwealth’s credit ratings were Aa1 from Moody’s, AA from Standard & Poor’s, and AA+ from Fitch. However, both the Moody’s and Fitch ratings reflect a global rating scale after their recalibration of state ratings in April 2010.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Municipal Money Funds 7

Schwab New York AMT Tax-Free Money Fund™

Schwab New York AMT Tax-Free Money Fund provided safety and liquidity to shareholders throughout the period, while emphasizing credit quality over yield. The highly accommodative monetary policy initiated by the Federal Reserve in late 2008 kept short-term municipal interest rates at or near historical lows for the first half of 2010. Given the continued low yield environment, and fund management’s expectation that it will persist throughout 2010, the Weighted Average Maturity (WAM) of the fund was kept long relative to its peer group. New regulatory requirements from the U.S. Securities and Exchange Commission require a money fund to hold a certain percentage of its assets in cash, or securities that can be readily converted into cash, and to have a WAM no longer than 60 days. However, these regulations did not impact the management of the fund during the reporting period because, historically, the fund has been predominantly invested in such highly liquid securities and has maintained a WAM of 60 days or less due to the nature of the municipal market.

The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), which is the base rate for most municipal floating-rate instruments, hit a historical low of 0.15% during the first quarter of 2010. This low yield coincided with cash inflows that outpaced the available supply of short-term securities. Some of the cash inflows seen early in the period came from non-traditional buyers of short-term municipal bonds. These buyers were typically taxable market participants, such as private money managers and corporate treasury departments, who sought the somewhat higher-yielding municipal securities over certain taxable money market securities with near-zero yields. Driven by declining supply, yet strong demand, of money fund-eligible investments, the SIFMA Index averaged 0.20% for the first quarter of 2010 and 0.25% for the six-month period, which was a little less than half the average for the same six-month period in 2009.

Credit positions of certain municipal governments weakened during the period in response to declining tax revenues, which in turn led to increased deficits and the need for deep budgetary reductions. Consequently, fund management’s sensitivity to credit risk grew during the six-month period.

As part of management’s response to the low interest rate environment and the general market decline in yields, Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	71.2%
16-30 Days	1.3%
31-60 Days	3.0%
61-90 Days	8.4%
91-120 Days	4.5%
More than 120 Days	11.6%

 Statistics

Weighted Average Maturity[2]	42 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	35%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bond	44.4%
Variable Rate Demand Note	24.0%
Commercial Paper	11.1%
Fixed Rate Note	20.5%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab New York AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab New York
	AMT Tax-Free
	Money Fund
		Value Advantage
	Sweep Shares	Shares®

Ticker Symbol	SWNXX	SWYXX
Minimum Initial Investment[1]	*	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.05%	-0.12%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit each share class’s total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.30% and 0.09% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income, New York state and New York City tax rate of 46.03%. Investment income may be subject to the Alternative Minimum Tax.

Schwab New York AMT Tax-Free Money Fundtm 9

Schwab New Jersey AMT Tax-Free Money Fund™

Schwab New Jersey AMT Tax-Free Money Fund provided safety and liquidity to shareholders throughout the period, while emphasizing credit quality over yield. The highly accommodative monetary policy initiated by the Federal Reserve in late 2008 kept short-term municipal interest rates at or near historical lows for the first half of 2010. Given the continued low yield environment, and fund management’s expectation that it will persist throughout 2010, the Weighted Average Maturity (WAM) of the fund was kept long relative to its peer group. New regulatory requirements from the U.S. Securities and Exchange Commission require a money fund to hold a certain percentage of its assets in cash, or securities that can be readily converted into cash, and to have a WAM no longer than 60 days. However, these regulations did not impact the management of the fund during the reporting period because, historically, the fund has been predominantly invested in such highly liquid securities and has maintained a WAM of 60 days or less due to the nature of the municipal market.

The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), which is the base rate for most municipal floating-rate instruments, hit a historical low of 0.15% during the first quarter of 2010. This low yield coincided with cash inflows that outpaced the available supply of short-term securities. Some of the cash inflows seen early in the period came from non-traditional buyers of short-term municipal bonds. These buyers were typically taxable market participants, such as private money managers and corporate treasury departments, who sought the somewhat higher-yielding municipal securities over certain taxable money market securities with near-zero yields. Driven by declining supply, yet strong demand, of money fund-eligible investments, the SIFMA Index averaged 0.20% for the first quarter of 2010 and 0.25% for the six-month period, which was a little less than half the average for the same six-month period in 2009.

Credit positions of certain municipal governments weakened during the period in response to declining tax revenues, which in turn led to increased deficits and the need for deep budgetary reductions. Consequently, fund management’s sensitivity to credit risk grew during the six-month period.

As part of management’s response to the low interest rate environment and the general market decline in yields, Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	71.9%
16-30 Days	0.0%
31-60 Days	5.1%
61-90 Days	5.6%
91-120 Days	1.3%
More than 120 Days	16.1%

 Statistics

Weighted Average Maturity[2]	54 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	61%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bond	30.4%
Variable Rate Demand Note	37.7%
Commercial Paper	9.9%
Fixed Rate Note	22.0%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

10 Schwab New Jersey AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab New Jersey
AMT Tax-Free
Money Fund
Sweep Shares

Ticker Symbol	SWJXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.08%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.29% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income and New Jersey state personal income tax rate of 44.90%. Investment income may be subject to the Alternative Minimum Tax.

Schwab New Jersey AMT Tax-Free Money Fundtm 11

Schwab Pennsylvania Municipal Money Fund™

Schwab Pennsylvania Municipal Money Fund provided safety and liquidity to shareholders throughout the period, while emphasizing credit quality over yield. The highly accommodative monetary policy initiated by the Federal Reserve in late 2008 kept short-term municipal interest rates at or near historical lows for the first half of 2010. Given the continued low yield environment, and fund management’s expectation that it will persist throughout 2010, the Weighted Average Maturity (WAM) of the fund was kept long relative to its peer group. New regulatory requirements from the U.S. Securities and Exchange Commission require a money fund to hold a certain percentage of its assets in cash, or securities that can be readily converted into cash, and to have a WAM no longer than 60 days. However, these regulations did not impact the management of the fund during the reporting period because, historically, the fund has been predominantly invested in such highly liquid securities and has maintained a WAM of 60 days or less due to the nature of the municipal market.

The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), which is the base rate for most municipal floating-rate instruments, hit a historical low of 0.15% during the first quarter of 2010. This low yield coincided with cash inflows that outpaced the available supply of short-term securities. Some of the cash inflows seen early in the period came from non-traditional buyers of short-term municipal bonds. These buyers were typically taxable market participants, such as private money managers and corporate treasury departments, who sought the somewhat higher-yielding municipal securities over certain taxable money market securities with near-zero yields. Driven by declining supply, yet strong demand, of money fund-eligible investments, the SIFMA Index averaged 0.20% for the first quarter of 2010 and 0.25% for the six-month period, which was a little less than half the average for the same six-month period in 2009.

Credit positions of certain municipal governments weakened during the period in response to declining tax revenues, which in turn led to increased deficits and the need for deep budgetary reductions. Consequently, fund management’s sensitivity to credit risk grew during the six-month period.

As part of management’s response to the low interest rate environment and the general market decline in yields, Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	77.8%
16-30 Days	0.0%
31-60 Days	0.7%
61-90 Days	7.9%
91-120 Days	0.2%
More than 120 Days	13.4%

 Statistics

Weighted Average Maturity[2]	35 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	70%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bond	29.7%
Variable Rate Demand Note	44.2%
Commercial Paper	10.5%
Fixed Rate Note	15.6%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

12 Schwab Pennsylvania Municipal Money Fundtm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab
Pennsylvania Municipal
Money Fund
Sweep Shares

Ticker Symbol	SWEXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.09%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.25% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income and Pennsylvania state personal income tax rate of 38.07%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Pennsylvania Municipal Money Fundtm 13

Schwab Massachusetts AMT Tax-Free Money Fund™

Schwab Massachusetts AMT Tax-Free Money Fund provided safety and liquidity to shareholders throughout the period, while emphasizing credit quality over yield. The highly accommodative monetary policy initiated by the Federal Reserve in late 2008 kept short-term municipal interest rates at or near historical lows for the first half of 2010. Given the continued low yield environment, and fund management’s expectation that it will persist throughout 2010, the Weighted Average Maturity (WAM) of the fund was kept long relative to its peer group. New regulatory requirements from the U.S. Securities and Exchange Commission require a money fund to hold a certain percentage of its assets in cash, or securities that can be readily converted into cash, and to have a WAM no longer than 60 days. However, these regulations did not impact the management of the fund during the reporting period because, historically, the fund has been predominantly invested in such highly liquid securities and has maintained a WAM of 60 days or less due to the nature of the municipal market.

The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), which is the base rate for most municipal floating-rate instruments, hit a historical low of 0.15% during the first quarter of 2010. This low yield coincided with cash inflows that outpaced the available supply of short-term securities. Some of the cash inflows seen early in the period came from non-traditional buyers of short-term municipal bonds. These buyers were typically taxable market participants, such as private money managers and corporate treasury departments, who sought the somewhat higher-yielding municipal securities over certain taxable money market securities with near-zero yields. Driven by declining supply, yet strong demand, of money fund-eligible investments, the SIFMA Index averaged 0.20% for the first quarter of 2010 and 0.25% for the six-month period, which was a little less than half the average for the same six-month period in 2009.

Credit positions of certain municipal governments weakened during the period in response to declining tax revenues, which in turn led to increased deficits and the need for deep budgetary reductions. Consequently, fund management’s sensitivity to credit risk grew during the six-month period.

As part of management’s response to the low interest rate environment and the general market decline in yields, Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	81.3%
16-30 Days	0.6%
31-60 Days	0.2%
61-90 Days	2.6%
91-120 Days	0.0%
More than 120 Days	15.3%

 Statistics

Weighted Average Maturity[2]	48 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	32%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bond	53.1%
Variable Rate Demand Note	21.2%
Commercial Paper	5.3%
Fixed Rate Note	19.1%
Other	1.3%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

14 Schwab Massachusetts AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Massachusetts
AMT Tax-Free
Money Fund
Sweep Shares

Ticker Symbol	SWDXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.09%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.28% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income and Massachusetts state personal income tax rate of 40.30%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Massachusetts AMT Tax-Free Money Fundtm 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2010 and held through June 30, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/10	at 6/30/10	1/1/10–6/30/10

Schwab New York AMT Tax-Free Money Fundtm
Sweep Shares
Actual Return	0.32%	$1,000	$1,000.10	$1.59
Hypothetical 5% Return	0.32%	$1,000	$1,023.21	$1.61
Value Advantage Shares®
Actual Return	0.32%	$1,000	$1,000.10	$1.59
Hypothetical 5% Return	0.32%	$1,000	$1,023.21	$1.61

Schwab New Jersey AMT Tax-Free Money Fundtm
Actual Return	0.32%	$1,000	$1,000.10	$1.59
Hypothetical 5% Return	0.32%	$1,000	$1,023.21	$1.61

Schwab Pennsylvania Municipal Money Fundtm
Actual Return	0.34%	$1,000	$1,000.10	$1.69
Hypothetical 5% Return	0.34%	$1,000	$1,023.11	$1.71

Schwab Massachusetts AMT Tax-Free Money Fundtm
Actual Return	0.31%	$1,000	$1,000.10	$1.54
Hypothetical 5% Return	0.31%	$1,000	$1,023.26	$1.56

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

16 Schwab Municipal Money Funds

Schwab New York AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Sweep Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.13		1.62	3.03	2.82	1.78

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.32	[3]	0.55	[4]	0.65	0.65	0.65	0.66
Gross operating expenses	0.70	[3]	0.73		0.71	0.70	0.84	0.84
Net investment income (loss)	0.01	[3]	0.11		1.60	2.98	2.80	1.75
Net assets, end of period ($ x 1,000,000)	1,507		1,622		1,786	1,561	1,217	1,031

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Value Advantage Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.23		1.82	3.24	3.03	2.00

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.32	[3]	0.45	[4]	0.45	0.45	0.45	0.45
Gross operating expenses	0.57	[3]	0.60		0.58	0.57	0.60	0.61
Net investment income (loss)	0.01	[3]	0.22		1.79	3.18	2.98	2.00
Net assets, end of period ($ x 1,000,000)	644		870		1,349	1,477	1,103	834

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.52% for Sweep Shares and 0.42% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 17

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($)	($)

100.4%		Municipal Securities	2,159,265,596	2,159,265,596

100.4%		Total Investments	2,159,265,596	2,159,265,596
(0	.4)%	Other Assets and Liabilities, Net		(9,034,199)

100.0%		Net Assets		2,150,231,397

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Municipal Securities 100.4% of net assets

New York 97.7%
Albany IDA
Refunding IDRB (United Cerebral Palsy Assoc-Capital District)
Series 1997B
0.40%, 07/01/10 (a)(b)	7,210,000	7,210,000
Albany SD
BAN 2010
0.73%, 06/24/11	14,000,000	14,104,909
RAN 2010
0.48%, 09/20/10	10,000,000	10,005,929
Amherst
BAN 2009
0.75%, 07/20/10	10,200,000	10,206,586
Amherst IDA
Civic Facility RB (Daemen College)
Series 2006B
0.32%, 07/01/10 (a)(b)	16,420,000	16,420,000
Broome Cnty IDA
Civic Facility RB (Methodist Homes for the Aging)
Series 2003
0.65%, 07/07/10 (a)(b)	2,235,000	2,235,000
Copiague Union Free SD
TAN 2010-2011
0.54%, 06/30/11	8,900,000	8,984,673
East Rochester Housing Auth
Housing RB (Park Ridge Nursing Home)
Series 2008
0.31%, 07/01/10 (a)(b)	9,375,000	9,375,000
Erie Cnty Tobacco Asset Securitization Corp
Tobacco Settlement Sr Asset- Backed Bonds
Series 2000A
0.60%, 07/15/10 (b)	5,635,000	5,704,383
Tobacco Settlement Sr Asset-Backed Bonds
Series 2000A
0.37%, 07/15/10 (b)	1,000,000	1,012,242
0.53%, 07/15/10 (b)	375,000	379,607
0.60%, 07/15/10 (b)	1,635,000	1,654,563
Tobacco Settlement Sub Asset-Backed Bonds
Series 2000A
0.40% - 0.54%, 07/15/10 (b)	1,250,000	1,265,411
Tobacco Settlement Sub Asset-Backed Bonds
Series 2000B
0.57%, 07/15/10 (b)	200,000	202,473
Greece
BAN 2009
0.85%, 10/01/10	6,398,500	6,416,886
Herkimer Cnty IDA
Civic Facility RB (Templeton Foundation)
Series 2000
0.48%, 07/01/10 (a)(b)	2,730,000	2,730,000
Ithaca SD
BAN 2010
0.56%, 07/08/11 (e)	11,240,000	11,344,982
Kings Park Central SD
BAN 2009
0.78%, 09/10/10	3,535,000	3,539,910
Lancaster IDA
Civic Facility RB (2000 GreenField Manor)
0.36%, 07/07/10 (a)(b)	10,230,000	10,230,000
Lindenhurst Union Free SD
TAN 2010-2011
0.53%, 06/23/11 (e)	29,200,000	29,475,356
Long Island Power Auth
CP Notes
Series CP-1
0.31%, 08/03/10 (b)	17,200,000	17,200,000
Electric System General RB
Series 2003J
0.32%, 07/05/10 (a)(b)(c)	16,005,000	16,005,000
Electric System General RB
Series 2004A
0.32%, 07/01/10 (a)(b)(c)(d)	22,275,000	22,275,000
Electric System General RB
Series 2006C
0.31%, 07/01/10 (a)(b)(c)(d)	6,500,000	6,500,000
Electric System Sub RB
Series 2001-3A
0.25%, 07/07/10 (a)(b)	12,980,000	12,980,000
Madison Cnty IDA
Civic Facility RB (Colgate Univ)
Series 2005A
0.31%, 07/01/10 (a)(b)(c)(d)	11,845,000	11,845,000
Mamaroneck
BAN
Series 2009J
0.52%, 08/18/10	2,475,000	2,477,366
BAN
Series 2009K
0.41%, 12/22/10	13,000,000	13,051,809
Metropolitan Transportation Auth
Dedicated Tax Fund Refunding Bonds
Series 2008A
0.31%, 07/01/10 (a)(b)(c)(f)	43,550,000	43,550,000
Transportation RB
Series 2002A
0.46%, 07/01/10 (a)(b)(c)(d)	7,250,000	7,250,000

18 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Transportation RB
Series 2003A
0.32%, 07/01/10 (a)(b)(c)(d)	10,195,000	10,195,000
Transportation RB
Series 2005B
0.31%, 07/01/10 (a)(b)(c)(d)	4,995,000	4,995,000
Transportation RB
Series 2005G1
0.14%, 07/01/10 (a)(b)	5,400,000	5,400,000
Transportation RB
Series 2007A
0.32%, 07/01/10 (a)(b)(c)(d)(f)	31,000,000	31,000,000
Monroe Cnty IDA
Civic Facility RB (Action for a Better Community)
Series 2004
0.41%, 07/02/10 (a)(b)	1,835,000	1,835,000
Nassau Cnty
GO Bonds
Series 2007A
0.20%, 07/07/10 (a)(b)	14,000,000	14,000,000
GO Bonds
Series 2007B
0.20%, 07/07/10 (a)(b)	26,000,000	26,000,000
GO RAN
Series 2010A
0.40% - 0.41%, 03/15/11	20,000,000	20,224,428
GO TAN
Series 2009A
0.34%, 09/15/10	20,000,000	20,048,087
Nassau Cnty IDA
RB (Amsterdam at Harborside)
Series 2007C
0.24%, 07/07/10 (a)(b)	22,065,000	22,065,000
Nassau Cnty Interim Finance Auth
Sales Tax Secured Bonds
Series 2008A
0.19%, 07/07/10 (a)(c)	2,800,000	2,800,000
Sales Tax Secured Bonds
Series 2008D1
0.24%, 07/07/10 (a)(c)	61,000,000	61,000,000
Nassau Health Care Corp
Bonds
Series 2009C2
0.35%, 07/07/10 (b)	11,930,000	11,930,000
New York City
GO Bonds Fiscal 2002
Series A6
0.16%, 07/01/10 (a)(b)(c)	1,200,000	1,200,000
GO Bonds Fiscal 2002
Series E
0.57%, 08/01/10	150,000	150,627
GO Bonds Fiscal 2002
Series G
0.43%, 08/01/10	985,000	989,237
GO Bonds Fiscal 2003
Series C
0.47% - 0.49%, 08/01/10	950,000	953,839
GO Bonds Fiscal 2004
Series A
0.48%, 08/01/10	1,530,000	1,535,862
GO Bonds Fiscal 2004
Series F
0.32%, 07/01/10 (a)(c)(d)(f)	105,000,000	105,000,000
GO Bonds Fiscal 2004
Series G
0.48% - 0.50%, 08/01/10	4,890,000	4,908,732
GO Bonds Fiscal 2004
Series I
0.44% - 0.47%, 08/01/10	515,000	516,985
GO Bonds Fiscal 2004
Series J
0.31%, 07/01/10 (a)(c)(d)	7,670,000	7,670,000
GO Bonds Fiscal 2005
Series B
0.43%, 08/01/10	420,000	421,629
GO Bonds Fiscal 2005
Series C3
0.31%, 07/01/10 (a)(c)(d)	12,700,000	12,700,000
GO Bonds Fiscal 2005
Series E
0.46%, 11/01/10	400,000	406,115
GO Bonds Fiscal 2005
Series G
0.31%, 07/01/10 (a)(c)(d)	7,555,000	7,555,000
GO Bonds Fiscal 2005
Series G&O
0.31%, 07/01/10 (a)(c)(d)	5,890,000	5,890,000
GO Bonds Fiscal 2005
Series H
0.73%, 08/01/10	175,000	175,632
GO Bonds Fiscal 2005
Series J
0.31%, 07/01/10 (a)(c)(d)	7,015,000	7,015,000
GO Bonds Fiscal 2005
Series O
0.32%, 07/01/10 (a)(c)(d)	7,000,000	7,000,000
GO Bonds Fiscal 2006
Series E2
0.16%, 07/01/10 (a)(b)	3,200,000	3,200,000
GO Bonds Fiscal 2006
Series G
0.47% - 0.53%, 08/01/10	500,000	501,906
GO Bonds Fiscal 2006
Series I7
0.24%, 07/07/10 (a)(b)	12,000,000	12,000,000
GO Bonds Fiscal 2007
Series D
0.56%, 02/01/11	760,000	779,647
GO Bonds Fiscal 2008
Series C1
0.47%, 10/01/10	1,000,000	1,008,859
GO Bonds Fiscal 2008
Series D4
0.25%, 07/01/10 (a)(c)	6,600,000	6,600,000
GO Bonds Fiscal 2008
Series E
0.32%, 07/01/10 (a)(c)(d)	18,695,000	18,695,000
GO Bonds Fiscal 2008
Series J6
0.15%, 07/01/10 (a)(b)	1,235,000	1,235,000
GO Bonds Fiscal 2009
Series A1
0.44%, 08/15/10	750,000	753,295
GO Bonds Fiscal 2009
Series D
0.55%, 08/01/10	200,000	200,412

See financial notes 19

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
GO Bonds Fiscal 2009
Series H1
0.32%, 07/01/10 (a)(c)(d)	8,250,000	8,250,000
0.75%, 03/01/11	200,000	205,626
GO Bonds Fiscal 2009
Series I1
0.31%, 07/01/10 (a)(c)(d)	14,740,000	14,740,000
GO Bonds Fiscal 2009
Series J1
0.31%, 07/01/10 (a)(c)(d)	4,250,000	4,250,000
GO Bonds Fiscal 2009
Series K
0.57%, 08/01/10	140,000	140,170
New York City Capital Resource Corp
RB (Loan Enhanced Assistance Program)
Series 2008B1
0.25%, 07/01/10 (a)(b)	1,090,000	1,090,000
New York City Health & Hospitals Corp
Health System Bonds
Series 2008E
0.19%, 07/07/10 (a)(b)(e)	14,105,000	14,105,000
New York City Housing Development Corp
M/F Housing RB
Series 2008M
0.55%, 10/01/10	9,000,000	9,000,000
M/F Housing RB
Series 2009C1
0.31%, 07/01/10 (a)(c)(d)	6,000,000	6,000,000
M/F Housing RB
Series 2009E2
0.33%, 09/15/10	13,000,000	13,000,000
M/F Housing RB
Series 2009H
0.55%, 11/01/10	18,600,000	18,600,000
M/F Housing RB
Series 2010B
0.34%, 07/01/10 (a)(c)(d)	35,750,000	35,750,000
New York City IDA
Civic Facility RB (New York Univ)
Series 2001
0.32%, 07/01/10 (a)(c)(d)	6,530,000	6,530,000
New York City Municipal Water Finance Auth
CP
Series 5
0.33%, 07/07/10	37,000,000	37,000,000
0.33%, 07/15/10	25,000,000	25,000,000
0.43%, 09/16/10	20,000,000	20,000,000
0.38%, 10/04/10	10,000,000	10,000,000
Crossover Refunding Bond
Series 2002E
0.31%, 07/01/10 (a)(c)(d)	8,590,000	8,590,000
Extendible CP Notes
Series 8
0.41%, 09/07/10	25,200,000	25,200,000
Water & Sewer System RB
Series 2003E
0.31%, 07/01/10 (a)(c)(d)	4,995,000	4,995,000
Water & Sewer System RB Fiscal 2004
Series C
0.31%, 07/01/10 (a)(b)(c)(d)	5,000,000	5,000,000
Water & Sewer System RB Fiscal 2005
Series D
0.31%, 07/01/10 (a)(c)(d)	10,845,000	10,845,000
0.31%, 07/01/10 (a)(c)(d)	5,420,000	5,420,000
0.31%, 07/01/10 (a)(c)(d)	705,000	705,000
0.32%, 07/01/10 (a)(c)(d)	5,800,000	5,800,000
Water & Sewer System RB Fiscal 2006
Series A
0.31%, 07/01/10 (a)(c)(d)	9,605,000	9,605,000
0.31%, 07/01/10 (a)(b)(c)(d)	10,000,000	10,000,000
Water & Sewer System RB Fiscal 2007
Series A
0.31%, 07/01/10 (a)(c)(d)	5,500,000	5,500,000
Water & Sewer System RB Fiscal 2008
Series BB5
0.10%, 07/01/10 (a)(c)	900,000	900,000
Water & Sewer System RB Fiscal 2009
Series BB2
0.13%, 07/01/10 (a)(c)	3,650,000	3,650,000
Water & Sewer System RB Fiscal 2009
Series DD
0.32%, 07/01/10 (a)(c)(d)	5,205,000	5,205,000
Water & Sewer System RB Fiscal 2009
Series FF2
0.31%, 07/01/10 (a)(c)(d)	8,000,000	8,000,000
0.31%, 07/01/10 (a)(c)(d)	24,000,000	24,000,000
New York City Transitional Finance Auth
Building Aid RB Fiscal 2007
Series S1
0.31%, 07/01/10 (a)(b)(c)(d)	9,950,000	9,950,000
Building Aid RB Fiscal 2007
Series S2
0.34%, 07/01/10 (a)(b)(c)(d)	14,590,000	14,590,000
Building Aid RB Fiscal 2009
Series S4
0.50%, 09/01/10 (b)(c)(d)	16,435,000	16,435,000
Building Aid RB Fiscal 2009
Series S5
0.50%, 09/01/10 (b)(c)(d)	18,080,000	18,080,000
Future Tax Secured Sr Refunding Bonds Fiscal 2005
Series A1
0.34% - 0.50%, 11/01/10	2,700,000	2,741,688
Future Tax Secured Bonds Fiscal 2010
Series A1
0.31%, 07/01/10 (a)(c)(d)	11,000,000	11,000,000
Future Tax Secured Sub Bonds Fiscal 2007
Series C1
0.32%, 07/01/10 (a)(c)(d)	6,000,000	6,000,000
New York City Trust for Cultural Resources
RB (Museum of Modern Art)
Series 2001-1D
0.32%, 07/01/10 (a)(c)(d)	4,015,000	4,015,000
Refunding RB (American Museum of Natural History)
Series 2004A
0.34%, 07/01/10 (a)(c)(d)	3,745,000	3,745,000
Refunding RB (American Museum of Natural History)
Series 2008A2
0.18%, 07/01/10 (a)(c)	1,100,000	1,100,000
Refunding RB (Museum of Modern Art)
Series 2008-1A
0.55%, 08/01/10 (d)	9,000,000	9,014,842
New York Liberty Development Corp
RB (World Trade Center)
Series 2009A
0.43% - 0.50%, 01/17/11 (b)	25,000,000	25,002,337

20 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
New York State Dormitory Auth
CP Notes (Cornell Univ)
0.40%, 10/08/10	6,155,000	6,155,000
Hospital RB (New York & Presbyterian Hospital)
Series 2007
0.32%, 07/01/10 (a)(b)(c)(d)	9,900,000	9,900,000
Insured RB (New York Univ)
Series 2001A
0.53% - 0.56%, 07/01/10	2,525,000	2,525,000
RB (Cornell Univ)
Series 2006A
0.31%, 07/01/10 (a)(c)(d)	9,865,000	9,865,000
RB (Cornell Univ)
Series 2010A
0.28%, 07/01/10 (a)(c)(d)	7,000,000	7,000,000
0.31%, 07/01/10 (a)(c)(d)	14,535,000	14,535,000
RB (D’Youville College)
Series 2008
0.38%, 07/01/10 (a)(b)	5,260,000	5,260,000
RB (Mental Health Service Facilities)
Series 2007D
0.43%, 08/15/10	455,000	457,567
RB (Mental Health Service Facilities)
Series 2009A1
0.55%, 02/15/11	350,000	357,527
RB (Mental Health Services Facilities)
Series 2008D
0.57%, 08/15/10	300,000	301,270
RB (New York Univ)
Series 2001-2
0.32%, 07/01/10 (a)(c)(d)	3,450,000	3,450,000
RB (New York Univ)
Series 2009A
0.30%, 07/01/10 (a)(b)(c)(d)	12,585,000	12,585,000
0.31%, 07/01/10 (a)(c)(d)	3,195,000	3,195,000
0.32%, 07/01/10 (a)(c)(d)	7,085,000	7,085,000
RB (Park Ridge Hospital)
Series 2005
0.31%, 07/01/10 (a)(b)	930,000	930,000
Refunding RB (Consolidated Service Contract)
Series 2009A
0.69%, 07/01/11	2,000,000	2,046,057
State Personal Income Tax RB
Series 2003A
0.36%, 12/15/10	1,540,000	1,572,600
State Personal Income Tax RB
Series 2005F
0.31%, 07/01/10 (a)(c)(d)	6,800,000	6,800,000
0.31%, 07/01/10 (a)(c)(d)	9,655,000	9,655,000
State Personal Income Tax RB
Series 2008B
0.31%, 07/01/10 (a)(c)(d)	1,245,000	1,245,000
State Personal Income Tax Refunding RB
Series 2005B
0.56%, 07/01/10 (a)(c)(d)	5,765,000	5,765,000
0.56%, 07/01/10 (a)(c)(d)	8,955,000	8,955,000
New York State Energy Research & Development Auth
Facilities RB (Consolidated Edison)
Series 2005A1
0.21%, 07/07/10 (a)(b)	22,800,000	22,800,000
New York State Environmental Facilities Corp
State Clean Water & Drinking Water Revolving Funds RB
Series 2002B
0.31%, 07/01/10 (a)(c)(d)	9,200,000	9,200,000
0.31%, 07/01/10 (a)(c)(d)	24,750,000	24,750,000
State Clean Water & Drinking Water Revolving Funds RB
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	10,070,000	10,070,000
0.31%, 07/01/10 (a)(c)(d)	1,995,000	1,995,000
State Revolving Funds RB (Master Financing Program)
Series 2010C
0.33%, 07/01/10 (a)(c)(d)	1,465,000	1,465,000
New York State GO
GO Bonds
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	3,560,000	3,560,000
New York State HFA
Housing RB (505 West 37th St)
Series 2009A
0.25%, 07/07/10 (a)(b)	23,295,000	23,295,000
Housing RB (600 West 42nd St)
Series 2009A
0.30%, 07/07/10 (a)(b)	79,400,000	79,400,000
Housing RB (Tribeca Green)
Series 2003A
0.17%, 07/07/10 (a)(b)	6,270,000	6,270,000
Service Contract Refunding RB
Series 2003I
0.25%, 07/07/10 (a)(b)	5,000,000	5,000,000
Service Contract Refunding RB
Series 2003K
0.48% - 0.49%, 09/15/10	850,000	857,998
New York State Mortgage Agency
Homeowner Mortgage RB
Series 162
0.27%, 07/07/10 (a)(c)	7,360,000	7,360,000
New York State Power Auth
CP
Series 1
0.41%, 09/03/10	2,050,000	2,050,000
0.35%, 09/16/10	11,600,000	11,600,000
0.41%, 10/07/10	16,200,000	16,200,000
CP
Series 2
0.35%, 09/09/10	5,765,000	5,765,000
0.35%, 10/05/10	14,410,000	14,410,000
0.38%, 10/07/10	26,000,000	26,000,000
New York State Thruway Auth
General RB
Series G
0.31%, 07/01/10 (a)(b)(c)(d)	10,000,000	10,000,000
0.34%, 07/01/10 (a)(b)(c)(d)	3,950,000	3,950,000
General RB
Series H
0.31%, 07/01/10 (a)(b)(c)(d)	17,605,000	17,605,000
0.41%, 07/01/10 (a)(b)(c)(d)	4,645,000	4,645,000
New York State Tobacco Settlement Financing Corp
Asset-Backed RB
Series 2003A1C
0.36%, 07/01/10 (a)(b)(c)(d)	4,795,000	4,795,000
New York State Urban Development Corp
Correctional & Youth Facilities RB
Series 2002A
0.68%, 01/01/11	4,450,000	4,551,465
RB (Correctional & Youth Facilities)
Series 2002A
0.58% - 0.80%, 01/01/11	34,990,000	35,825,863
0.72% - 0.86%, 01/01/11	6,210,000	6,342,289

See financial notes 21

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Service Contract Refunding RB
Series 2005A
0.47% - 0.65%, 01/01/11	1,140,000	1,165,812
Service Contract Refunding RB
Series 2005B
0.42%, 01/01/11	1,150,000	1,176,447
State Personal Income Tax RB
Series 2004A3C
0.32%, 07/01/10 (a)(c)	3,090,000	3,090,000
State Personal Income Tax RB
Series 2005B
0.31%, 07/01/10 (a)(c)(d)	9,195,000	9,195,000
State Personal Income Tax RB
Series 2009A1
0.31%, 07/01/10 (a)(c)(d)	4,995,000	4,995,000
0.32%, 07/01/10 (a)(c)(d)	2,540,000	2,540,000
State Personal Income Tax RB
Series 2009B1
0.31%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000
Otsego Cnty IDA
RB (Mary Imogene Bassett Hospital)
Series 2007A
0.38%, 07/01/10 (a)(b)	8,730,000	8,730,000
Oyster Bay
BAN
Series 2009B
0.44%, 09/17/10	10,030,800	10,058,737
Port Auth of New York & New Jersey
Consolidated Bonds 135th
Series
0.31%, 07/01/10 (a)(c)(d)	7,290,000	7,290,000
Consolidated Bonds 140th
Series
0.31%, 07/01/10 (a)(b)(c)(d)	10,975,000	10,975,000
Consolidated Bonds 144th
Series
0.31%, 07/01/10 (a)(c)(d)	1,695,000	1,695,000
Consolidated Bonds 148th
Series
0.31%, 07/01/10 (a)(c)(d)	25,320,000	25,320,000
0.32%, 07/01/10 (a)(c)(d)	8,230,000	8,230,000
0.32%, 07/01/10 (a)(c)(d)(f)	36,350,000	36,350,000
Consolidated Bonds 156th
Series
0.31%, 07/01/10 (a)(c)(d)	1,400,000	1,400,000
Consolidated Bonds 160th
Series
0.32%, 07/01/10 (a)(c)(d)	3,125,000	3,125,000
CP
Series B
0.32%, 07/08/10	13,870,000	13,870,000
0.43%, 09/09/10	4,805,000	4,805,000
0.43%, 09/16/10	5,420,000	5,420,000
Putnam Cnty
TAN 2009
0.46%, 11/04/10	17,000,000	17,060,710
Sales Tax Asset Receivable Corp
RB Fiscal 2005
Series A
0.34%, 07/01/10 (a)(c)(d)	8,815,000	8,815,000
Saratoga Cnty
BAN 2009
0.42%, 07/21/10	18,700,000	18,716,118
Schenectady IDA
RB (Sunnyview Hospital & Rehab Center)
Series 2003A
0.32%, 07/01/10 (a)(b)	7,010,000	7,010,000
RB (Sunnyview Hospital & Rehab Center)
Series 2003B
0.32%, 07/01/10 (a)(b)	4,295,000	4,295,000
St. Lawrence Cnty IDA
Civic Facility Refunding RB (Claxton-Hepburn Medical Center)
Series 2006
0.40%, 07/01/10 (a)(b)	3,560,000	3,560,000
Suffolk Cnty
Public Improvement Serial Bonds
Series 2009C
0.42%, 10/15/10	6,965,000	7,016,975
TAN
Series 2010
0.35% - 0.37%, 08/12/10	25,000,000	25,047,216
TAN 2009
(Series II)
0.40%, 09/09/10	15,000,000	15,031,433
Tarrytowns Union Free SD
BAN
Series 2010
0.42%, 02/18/11	19,630,000	19,701,993
Triborough Bridge & Tunnel Auth
Convention Center Bonds
Series E
0.57% - 0.60%, 01/01/11	560,000	575,250
General Purpose RB
Series 2001A
0.32%, 07/01/10 (a)(c)(d)	7,400,000	7,400,000
General RB
Series 2005A
0.28%, 07/07/10 (a)(c)	15,400,000	15,400,000
General RB
Series 2008C
0.31%, 07/01/10 (a)(c)(d)	3,730,000	3,730,000
General RB
Series 2009A2
0.32%, 07/01/10 (a)(c)(d)	6,500,000	6,500,000
General Refunding RB
Series 2002B
0.44%, 11/15/10	1,000,000	1,016,957
General Revenue BAN
Series 2009
0.44%, 11/15/10	10,000,000	10,058,272
Sub Refunding RB
Series 2002E
0.32%, 07/01/10 (a)(c)(d)	10,660,000	10,660,000
0.34%, 07/01/10 (a)(c)(d)	34,425,000	34,425,000
0.23%, 07/07/10 (a)(c)(d)	16,200,000	16,200,000

		2,100,990,596

Puerto Rico 2.7%
Puerto Rico
GO Refunding Bonds
Series 2004B4
0.33%, 07/01/10 (a)(b)(c)	11,330,000	11,330,000
GO Refunding Bonds
Series 2007A9
0.25%, 07/01/10 (a)(b)	5,150,000	5,150,000

22 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Puerto Rico Electric Power Auth
Power Refunding RB
Series UU
0.31%, 07/01/10 (a)(b)(c)(d)	7,345,000	7,345,000
Puerto Rico Highway & Transportation Auth
Transportation RB
Series A
0.23%, 07/07/10 (a)(b)	9,550,000	9,550,000
Puerto Rico Sales Tax Financing Corp
Sales Tax RB
Series 2007A
0.31%, 07/01/10 (a)(b)(c)(d)	24,900,000	24,900,000

		58,275,000

Total Municipal Securities
(Cost $2,159,265,596)		2,159,265,596

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $2,159,265,596.

(a)	Variable-rate security.
(b)	Credit-enhanced security.
(c)	Liquidity-enhanced security.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $965,759,842 or 44.9% of net assets.
(e)	Delayed-delivery security.
(f)	All or a portion of this security is held as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
CP —	Commercial paper
GO —	General obligation
HFA —	Housing finance agency/authority
IDA —	Industrial development agency/authority
IDRB —	Industrial development revenue bond
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
TAN —	Tax anticipation note

See financial notes 23

 Schwab New York AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$2,159,265,596
Cash		45,395
Receivables:
Investments sold		46,421,816
Interest		5,147,313
Fund shares sold		167,563
Prepaid expenses	+	11,735

Total assets		2,211,059,418

Liabilities

Payables:
Investments bought		58,275,338
Investment adviser and administrator fees		49,165
Shareholder services fees		9,085
Fund shares redeemed		2,438,646
Distributions to shareholders		8,962
Accrued expenses	+	46,825

Total liabilities		60,828,021

Net Assets

Total assets		2,211,059,418
Total liabilities	−	60,828,021

Net assets		$2,150,231,397

Net Assets by Source
Capital received from investors		2,149,928,106
Net realized capital gains		303,291

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$1,506,663,249		1,505,542,488		$1.00
Value Advantage Shares	$643,568,148		643,568,051		$1.00

24 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$3,818,566

Expenses

Investment adviser and administrator fees		3,854,422
Shareholder service fees:
Sweep Shares		2,742,775
Value Advantage Shares		823,608
Portfolio accounting fees		44,780
Registration fees		34,366
Custodian fees		28,282
Shareholder reports		23,360
Professional fees		18,728
Trustees’ fees		18,507
Transfer agent fees		9,225
Interest expense		422
Tax expenses		70
Other expenses	+	32,858

Total expenses		7,631,403
Expense reduction by adviser and Schwab	−	3,928,423
Custody credits	−	142

Net expenses	−	3,702,838

Net investment income		115,728

Realized Gains (Losses)

Net realized gains on investments		303,291

Increase in net assets resulting from operations		$419,019

See financial notes 25

 Schwab New York AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$115,728	$4,557,636
Net realized gains	+	303,291	559,429

Increase in net assets from operations		419,019	5,117,065

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		78,326	1,990,711
Value Advantage Shares	+	37,402	2,601,878

Total distributions from net investment income		115,728	4,592,589

Distributions from net realized gains
Sweep Shares		—	372,934
Value Advantage Shares	+	—	200,343

Total distributions from net realized gains		—	573,277

Total distributions		115,728	5,165,866

Transactions in Fund Shares*

Shares Sold
Sweep Shares		2,444,309,751	6,192,682,117
Value Advantage Shares	+	57,314,139	484,980,928

Total shares sold		2,501,623,890	6,677,663,045

Shares Reinvested
Sweep Shares		64,876	2,333,895
Value Advantage Shares	+	30,571	2,458,669

Total shares reinvested		95,447	4,792,564

Shares Redeemed
Sweep Shares		(2,560,679,394)	(6,358,981,341)
Value Advantage Shares	+	(283,779,500)	(965,927,052)

Total shares redeemed		(2,844,458,894)	(7,324,908,393)

Net transactions in fund shares		(342,739,557)	(642,452,784)

Net Assets

Beginning of period		2,492,667,663	3,135,169,248
Total decrease	+	(342,436,266)	(642,501,585)

End of period		$2,150,231,397	$2,492,667,663

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

26 See financial notes

Schwab New Jersey AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.09		1.66	3.02	2.82	1.80

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.32	[3]	0.56	[4]	0.64	0.66 [5]	0.65	0.65
Gross operating expenses	0.73	[3]	0.76		0.74	0.76	0.88	0.86
Net investment income (loss)	0.01	[3]	0.08		1.63	2.96	2.78	1.78
Net assets, end of period ($ x 1,000,000)	669		721		835	726	513	472

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.53% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.65% if tax expenses had not been incurred.

See financial notes 27

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($)	($)

102.9%		Municipal Securities	688,007,888	688,007,888

102.9%		Total Investments	688,007,888	688,007,888
(2	.9)%	Other Assets and Liabilities, Net		(19,379,364)

100.0%		Net Assets		668,628,524

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Municipal Securities 102.9% of net assets

New Jersey 92.4%
Cliffside Park Borough
BAN
Series 2009C
0.61%, 11/18/10	6,200,000	6,221,022
Cranbury Township
BAN 2010
0.44%, 01/14/11	3,317,500	3,334,600
Delaware River Jt Toll Bridge Commission
Bridge System RB
Series 2007B1
0.30%, 07/01/10 (a)(b)	905,000	905,000
Delaware River Port Auth
Refunding RB
Series 2008A
0.26%, 07/01/10 (a)(b)(f)	23,335,000	23,335,000
Refunding RB
Series 2008B
0.25%, 07/01/10 (a)(b)	2,300,000	2,300,000
East Brunswick Township
BAN
0.43%, 01/07/11	4,438,000	4,460,308
0.57%, 04/27/11	7,000,000	7,110,408
Fairfield Township
BAN
0.55%, 02/24/11	4,385,385	4,412,396
Garden State Preservation Trust
Open Space & Farmland Preservation Bonds
Series 2003B
0.31%, 07/01/10 (a)(c)(d)	6,000,000	6,000,000
Open Space & Farmland Preservation Bonds
Series 2005A
0.31%, 07/01/10 (a)(c)(d)	4,190,000	4,190,000
Hudson Cnty Improvement Auth
Guaranteed Pool Notes
Series 2009B1
1.05%, 09/22/10	12,855,000	12,875,225
Jefferson Township
BAN
0.64%, 06/29/11	6,498,370	6,553,562
Livingston Township Board of Education
GO BAN
0.38%, 09/30/10	9,000,000	9,002,647
Mendham Township
BAN
0.60%, 05/26/11	1,973,000	1,988,899
Monroe Township
BAN
0.42%, 02/09/11	6,000,000	6,021,136
New Jersey
GO Bonds
0.42% - 0.48%, 08/01/10	4,820,000	4,840,470
GO Refunding Bonds
Series D
0.49% - 0.70%, 02/15/11	2,075,000	2,145,765
GO Refunding Bonds
Series N
0.56%, 07/01/10 (a)(c)(d)	3,270,000	3,270,000
New Jersey Economic Development Auth
Economic Development Bonds (Ranney School)
Series 2007
0.35%, 07/01/10 (a)(b)	12,800,000	12,800,000
Motor Vehicle Surcharge RB
Series 2004A
0.31%, 07/01/10 (a)(b)(c)(d)	5,715,000	5,715,000
RB (Blair Academy)
Series 2007
0.25%, 07/01/10 (a)(b)	11,000,000	11,000,000
RB (Catholic Community Service)
Series 1993
0.35%, 07/01/10 (a)(b)	3,280,000	3,280,000
RB (Cooper Health System)
Series 2008A
0.25%, 07/01/10 (a)(b)	800,000	800,000
RB (Crane’s Mill)
Series 2008B
0.27%, 07/01/10 (a)(b)	4,760,000	4,760,000
RB (Princeton Day School)
Series 2005
0.23%, 07/07/10 (a)(b)	10,000,000	10,000,000
RB (Seabrook Village Facility)
Series 2000A
0.43%, 11/15/10 (b)	2,120,000	2,203,166
0.47%, 11/15/10 (b)	5,000,000	5,192,354
School Facilities Construction Bonds
Series 2008X
0.21%, 07/07/10 (a)(b)	22,400,000	22,400,000
School Facilities Construction Refunding Bonds
Series 2008V2
0.28%, 07/07/10 (a)(b)	42,030,000	42,030,000
School Facilities Construction Refunding Bonds
Series 2008V4
0.22%, 07/07/10 (a)(b)	15,755,000	15,755,000
New Jersey Educational Facilities Auth
RB (Princeton Univ)
Series 2007E
0.31%, 07/01/10 (a)(c)(d)	2,053,000	2,053,000

28 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (Princeton Univ)
Series 2007F
0.31%, 07/01/10 (a)(c)(d)	5,835,000	5,835,000
New Jersey Health Care Facilities Financing Auth
RB (AHS Hospital Corp)
Series 2008B
0.26%, 07/01/10 (a)(b)	2,000,000	2,000,000
RB (AHS Hospital Corp)
Series 2008C
0.26%, 07/01/10 (a)(b)	2,000,000	2,000,000
RB (Composite Program)
Series 2003A2
0.40%, 07/01/10 (a)(b)	2,400,000	2,400,000
RB (Hackensack Univ Medical Center)
Series 2008
0.36%, 07/01/10 (a)(b)(c)(d)	4,400,000	4,400,000
RB (Hospital Capital Asset Financing Program)
Series 1985A
0.27%, 07/01/10 (a)(b)	3,800,000	3,800,000
RB (Meridian Health Care System)
Series 2007
0.35%, 07/07/10 (a)(b)(c)	9,130,000	9,130,000
RB (Somerset Medical Center)
Series 2008
0.25%, 07/01/10 (a)(b)	1,455,000	1,455,000
Refunding RB (Underwood-Memorial Hospital)
Series 2008
0.24%, 07/07/10 (a)(b)	14,340,000	14,340,000
New Jersey Housing & Mortgage Finance Agency
M/F RB
Series 2008B
0.26%, 07/01/10 (a)(b)	8,900,000	8,900,000
0.29%, 07/01/10 (a)(b)	1,720,000	1,720,000
New Jersey Transportation Trust Fund Auth
Transportation System Bonds
Series 2001C
0.42% - 0.75%, 12/15/10	4,935,000	5,049,186
Transportation System Bonds
Series 2006C
0.31%, 07/01/10 (a)(b)(c)(d)(f)	11,065,000	11,065,000
0.31%, 07/01/10 (a)(b)(c)(d)	4,835,000	4,835,000
0.31%, 07/01/10 (a)(b)(c)(d)	15,725,000	15,725,000
0.31%, 07/01/10 (a)(b)(c)(d)	2,265,000	2,265,000
0.31%, 07/01/10 (a)(b)(c)(d)	16,760,000	16,760,000
0.43%, 11/04/10 (b)(c)(d)(f)	13,310,000	13,310,000
Transportation System Bonds
Series 2007A
0.32%, 07/01/10 (a)(b)(c)(d)	10,225,000	10,225,000
Transportation System Bonds
Series 2009A
0.36%, 08/19/10 (b)(c)(d)	15,600,000	15,600,000
Transportation System Bonds
Series 2009D
0.21%, 07/07/10 (a)(b)	8,800,000	8,800,000
New Jersey Turnpike Auth
RB
Series 2003A
0.32%, 07/01/10 (a)(b)(c)(d)	12,260,000	12,260,000
RB
Series 2003C3
0.28%, 07/07/10 (a)(b)(c)	7,600,000	7,600,000
RB
Series 2009A
0.28%, 07/01/10 (a)(b)	7,225,000	7,225,000
Refunding RB
Series 2005A
0.33%, 07/01/10 (a)(b)(c)(d)	6,500,000	6,500,000
Turnpike RB
Series 2009C
0.28%, 07/01/10 (a)(b)	1,000,000	1,000,000
Newark Housing Auth
Port Auth-Port Newark Marine Terminal Refunding Bonds
Series 2007
0.31%, 07/01/10 (a)(b)(c)(d)	3,410,000	3,410,000
North Bergen Township
BAN
Series 2010
0.65%, 06/02/11	5,595,500	5,638,974
North Brunswick Township
BAN
Series 2009A
0.57%, 08/13/10	14,457,000	14,476,982
Plainsboro
BAN
0.39%, 12/09/10	7,300,000	7,327,574
Port Auth of New York & New Jersey
Consolidated Bonds 140th
Series
0.31%, 07/01/10 (a)(b)(c)(d)(f)	2,955,000	2,955,000
Consolidated Bonds 144th
Series
0.32%, 07/01/10 (a)(c)(d)	15,900,000	15,900,000
Consolidated Bonds 148th
Series
0.31%, 07/01/10 (a)(c)(d)	4,680,000	4,680,000
0.32%, 07/01/10 (a)(c)(d)(f)	16,000,000	16,000,000
0.32%, 07/01/10 (a)(c)(d)	1,000,000	1,000,000
CP
Series B
0.32%, 07/06/10	15,000,000	15,000,000
0.32%, 07/08/10	8,595,000	8,595,000
0.39%, 07/13/10	7,410,000	7,410,000
0.39%, 07/15/10	11,415,000	11,415,000
0.43%, 09/09/10	15,015,000	15,015,000
0.43%, 09/16/10	7,965,000	7,965,000
Rutgers State Univ
CP
Series A & B
0.35%, 09/14/10 (c)	2,360,000	2,360,000
GO Bonds
Series 2009F
0.31%, 07/01/10 (a)(c)(d)	2,815,000	2,815,000
South Orange Village Township
BAN
Series 2010A
0.48% - 0.50%, 02/01/11	10,000,000	10,044,386
Union Cnty
BAN
0.48%, 07/01/11 (e)	19,965,000	20,266,871
West Milford Township
BAN
0.53%, 04/15/11	4,658,523	4,693,957

		618,122,888

See financial notes 29

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Puerto Rico 10.5%
Puerto Rico
GO Refunding Bonds
Series 2004B1
0.30%, 07/01/10 (a)(b)(c)	1,830,000	1,830,000
GO Refunding Bonds
Series 2007A2
0.31%, 07/01/10 (a)(b)(c)(e)	12,000,000	12,000,000
0.31%, 07/01/10 (a)(b)(c)	11,785,000	11,785,000
Puerto Rico Aquaduct & Sewer Auth
Sr Lien RB
Series A
0.31%, 07/01/10 (a)(b)(c)(d)	7,000,000	7,000,000
0.36%, 07/01/10 (a)(b)(c)(d)	900,000	900,000
Puerto Rico Children’s Trust Fund
Tobacco Settlement Asset-Backed Bonds
Series 2000
0.43%, 07/01/10 (b)	420,000	420,000
0.45% - 0.60%, 07/01/10 (b)	6,300,000	6,300,000
0.50%, 07/01/10 (b)	1,500,000	1,500,000
Puerto Rico Electric Power Auth
Power Refunding RB
Series UU
0.31%, 07/01/10 (a)(b)(c)(d)	12,815,000	12,815,000
Puerto Rico Highway & Transportation Auth
Transportation RB
Series A
0.23%, 07/07/10 (a)(b)	13,830,000	13,830,000
Puerto Rico Sales Tax Financing Corp
Sales Tax RB
Series 2007A
0.31%, 07/01/10 (a)(b)(c)(d)	1,505,000	1,505,000

		69,885,000

Total Municipal Securities
(Cost $688,007,888)		688,007,888

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $688,007,888.

(a)	Variable-rate security.
(b)	Credit-enhanced security.
(c)	Liquidity-enhanced security.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $208,988,000 or 31.3% of net assets.
(e)	Delayed-delivery security.
(f)	All or a portion of this security is held as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
CP —	Commercial paper
GO —	General obligation
M/F —	Multi-family
RB —	Revenue bond

30 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$688,007,888
Cash		53,013
Receivables:
Investments sold		11,435,000
Interest		1,437,707
Prepaid expenses	+	3,422

Total assets		700,937,030

Liabilities

Payables:
Investments bought		32,267,371
Shareholder services fees		17,645
Distributions to shareholders		2,755
Accrued expenses	+	20,735

Total liabilities		32,308,506

Net Assets

Total assets		700,937,030
Total liabilities	−	32,308,506

Net assets		$668,628,524

Net Assets by Source
Capital received from investors		668,595,056
Net realized capital gains		33,468

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$668,628,524		668,010,008		$1.00

See financial notes 31

 Schwab New Jersey AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$1,162,997

Expenses

Investment adviser and administrator fees		1,225,809
Shareholder service fees		1,225,809
Portfolio accounting fees		26,526
Registration fees		21,091
Trustees’ fees		16,064
Professional fees		13,342
Shareholder reports		8,132
Custodian fees		7,905
Transfer agent fees		4,040
Interest expense		1,389
Tax expenses		132
Other expenses	+	9,548

Total expenses		2,559,787
Expense reduction by adviser and Schwab	−	1,431,619
Custody credits	−	165

Net expenses	−	1,128,003

Net investment income		34,994

Realized Gains (Losses)

Net realized gains on investments		33,468

Increase in net assets resulting from operations		$68,462

32 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$34,994	$630,606
Net realized gains	+	33,468	65,878

Increase in net assets from operations		68,462	696,484

Distributions to Shareholders

Distributions from net investment income		34,994	650,177
Distributions from net realized gains	+	—	71,987

Total distributions		34,994	722,164

Transactions in Fund Shares*

Shares sold		897,763,835	1,740,725,558
Shares reinvested		31,006	713,827
Shares redeemed	+	(949,739,820)	(1,856,122,473)

Net transactions in fund shares		(51,944,979)	(114,683,088)

Net Assets

Beginning of period		720,540,035	835,248,803
Total decrease	+	(51,911,511)	(114,708,768)

End of period		$668,628,524	$720,540,035

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 33

Schwab Pennsylvania Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.19		1.74	3.06	2.85	1.82

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34	[3]	0.59	[4]	0.65	0.65	0.65	0.65
Gross operating expenses	0.74	[3]	0.76		0.75	0.77	0.89	0.88
Net investment income (loss)	0.01	[3]	0.20		1.71	3.00	2.81	1.82
Net assets, end of period ($ x 1,000,000)	454		529		631	525	412	378

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

34 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($)	($)

100.8%		Municipal Securities	457,653,057	457,653,057

100.8%		Total Investments	457,653,057	457,653,057
(0	.8)%	Other Assets and Liabilities, Net		(3,463,825)

100.0%		Net Assets		454,189,232

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Municipal Securities 100.8% of net assets

Pennsylvania 99.5%
Adams Cnty IDA
RB (Brethren Home Community)
Series 2007
0.38%, 07/01/10 (a)(b)	7,180,000	7,180,000
Allegheny Cnty Hospital Development Auth
RB (Univ of Pittsburgh Medical Center)
Series 2008A
0.43%, 09/01/10	1,000,000	1,007,606
RB (West Penn Allegheny Health System)
Series 2000A
0.34%, 11/15/10 (b)	2,000,000	2,086,104
RB (West Penn Allegheny Health System)
Series 2000B
0.47%, 11/15/10 (b)	7,095,000	7,469,192
Allegheny Cnty IDA
RB (St. Joseph High School)
Series 2009
0.98%, 12/01/10 (b)	1,750,000	1,750,000
Butler Cnty General Auth
School RB (Butler Area SD)
Series 2007
0.31%, 07/01/10 (a)(b)(c)(d)	1,650,000	1,650,000
Butler Cnty IDA
RB (Armco)
Series 1996A
0.35%, 07/01/10 (a)(b)	6,650,000	6,650,000
RB (Butler Cnty Family YMCA)
Series 2005
0.31%, 07/01/10 (a)(b)	4,440,000	4,440,000
Commonwealth Financing Auth
RB
Series 2006A
0.34%, 07/01/10 (a)(c)(d)	9,850,000	9,850,000
Cumberland Cnty Municipal Auth
RB (Presbyterian Homes)
Series 2008C
0.33%, 07/01/10 (a)(b)	7,840,000	7,840,000
Delaware Cnty IDA
Water Facilities RB (Aqua Pennsylvania)
Series 2005A
0.37%, 07/01/10 (a)(b)(c)(d)	5,915,000	5,915,000
Delaware River Jt Toll Bridge Commission
Bridge System RB
Series 2007B1
0.30%, 07/01/10 (a)(b)	5,730,000	5,730,000
Delaware River Port Auth
Refunding RB
Series 2008B
0.25%, 07/01/10 (a)(b)	1,300,000	1,300,000
Emmaus General Auth
Bonds (Pennsylvania Loan Program)
Series 1996
0.27%, 07/07/10 (a)(b)(c)	3,455,000	3,455,000
RB (Bond Pool Program-Pocono Mountain SD)
Series 1989G21
0.23%, 07/07/10 (a)(b)	1,000,000	1,000,000
Erie City Water Auth
Water RB
Series 2006C
0.85%, 06/01/11 (b)	5,000,000	5,075,214
Water RB
Series 2006D
0.85%, 06/01/11 (b)	4,675,000	4,745,326
Lackawanna Cnty
GO Notes
Series 2008A
0.70%, 07/01/10 (a)(b)(c)	2,500,000	2,500,000
GO Notes
Series 2008B
0.65%, 07/01/10 (a)(b)(c)	8,235,000	8,235,000
Lancaster Cnty Hospital Auth
Health System Refunding RB (Lancaster General Hospital)
Series 2008
0.23%, 07/01/10 (a)(b)	3,750,000	3,750,000
RB (Landis Homes Retirement Community)
Series 2002
0.36%, 07/02/10 (a)(b)	4,695,000	4,695,000
RB (Landis Homes Retirement Community)
Series 2009
0.32%, 07/02/10 (a)(b)	4,075,000	4,075,000
Lehigh Cnty General Purpose Auth
College RB (Muhlenberg College)
Series 2008
0.26%, 07/01/10 (a)(b)	17,860,000	17,860,000
Luzerne Cnty IDA
Water Facility Refunding RB (American Water Co)
Series 2004A
0.37%, 07/01/10 (a)(b)(c)(d)	5,000,000	5,000,000
Water Facility Refunding RB (American Water Co)
Series 2009
0.50%, 09/01/10 (b)(c)(d)	5,000,000	5,000,000
Montgomery Cnty IDA
Environmental Facilities RB (Lonza)
Series 2000
0.42%, 07/01/10 (a)(b)	7,000,000	7,000,000

See financial notes 35

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (Waverly Heights)
Series 2009
0.32%, 07/01/10 (a)(b)	5,350,000	5,350,000
Montgomery Cnty Redevelopment Auth
M/F Housing RB (Kingswood Apts)
Series 2001A
0.31%, 07/01/10 (a)(b)	810,000	810,000
North Hampton Cnty
RB (Binney & Smith)
Series 1997A
0.39%, 07/07/10 (a)(b)	7,500,000	7,500,000
Owen J. Roberts SD
GO Notes
Series 2006
0.34%, 07/01/10 (a)(b)(c)(d)	1,375,000	1,375,000
Pennsylvania Economic Development Financing Auth
Exempt Facilities RB (Shippingport)
Series 2005A
0.26%, 07/07/10 (a)(b)(f)	8,400,000	8,400,000
RB (Lithographers Real Estate)
Series 2008B1
0.35%, 07/01/10 (a)(b)	4,200,000	4,200,000
Refunding RB (PPL Energy Supply)
Series 2009A
0.62%, 09/01/10 (b)	15,350,000	15,350,000
Refunding RB (PPL Energy Supply)
Series 2009B
0.45%, 09/01/10 (b)	10,000,000	10,000,000
Pennsylvania Energy Development Auth
RB (B&W Ebensburg)
Series 1986
0.27%, 07/07/10 (a)(b)	10,545,000	10,545,000
Pennsylvania HFA
Rental Housing Refunding Bonds
Series 2008A
0.20%, 07/07/10 (a)(c)	4,890,000	4,890,000
Rental Housing Refunding Bonds
Series 2008B
0.20%, 07/07/10 (a)(c)	5,860,000	5,860,000
S/F Mortgage RB
Series 1996-47
0.70%, 10/01/10	1,055,000	1,070,976
S/F Mortgage RB
Series 1997-61A
0.37%, 07/01/10 (a)(c)(d)	6,530,000	6,530,000
S/F Mortgage RB
Series 2003-97A
0.42%, 07/01/10 (a)(c)(d)	565,000	565,000
S/F Mortgage RB
Series 2004-77B
0.23%, 07/07/10 (a)(c)	9,000,000	9,000,000
S/F Mortgage RB
Series 2004-82B
0.25%, 07/07/10 (a)(c)	4,130,000	4,130,000
S/F Mortgage RB
Series 2005-88B
0.38%, 07/07/10 (a)(c)	10,965,000	10,965,000
S/F Mortgage RB
Series 2005-88C
0.38%, 07/07/10 (a)(c)(f)	15,080,000	15,080,000
S/F Mortgage RB
Series 2006-95A
0.37%, 07/01/10 (a)(c)(d)	2,500,000	2,500,000
S/F Mortgage RB
Series 2006-96A
0.37%, 07/01/10 (a)(c)(d)	2,960,000	2,960,000
S/F Mortgage RB
Series 2006-99A, 2007-99A&100A
0.37%, 07/01/10 (a)(c)(d)	3,230,000	3,230,000
S/F Mortgage RB
Series 2007-100A
0.38%, 07/01/10 (a)(c)(d)	7,685,000	7,685,000
S/F Mortgage RB
Series 2007-99A
0.35%, 07/01/10 (a)(c)(d)	4,680,000	4,680,000
S/F Mortgage RB
Series 2009-105C
0.31%, 07/01/10 (a)(c)(d)	9,180,000	9,180,000
Pennsylvania Higher Educational Facilities Auth
RB (Assoc of Independent Colleges & Univs)
Series 2001-I1
0.32%, 07/01/10 (a)(b)	5,500,000	5,500,000
RB (Assoc of Independent Colleges & Univs)
Series 2004M3
0.31%, 07/01/10 (a)(b)	3,855,000	3,855,000
RB (Bryn Mawr College)
Series 2009
0.38%, 02/02/11	9,600,000	9,600,000
RB (Holy Family Univ)
Series 2008
0.29%, 07/01/10 (a)(b)	1,200,000	1,200,000
RB (Robert Morris College)
Series 2000F2
0.70%, 05/01/11 (b)	2,900,000	2,900,000
RB (Waynesburg College)
Series 2002J4
0.70%, 05/01/11 (b)	2,100,000	2,100,000
Pennsylvania State Turnpike Commission
Registration Fee Refunding RB
Series 2005C
0.30%, 07/01/10 (a)(b)(c)	1,200,000	1,200,000
Turnpike RB
Series 2004A
0.32%, 07/01/10 (a)(b)(c)(d)	12,150,000	12,150,000
Turnpike Sub RB
Series 2008A1
0.41%, 07/01/10 (a)(b)(c)(d)(f)	2,650,000	2,650,000
Philadelphia
Airport RB
Series 2007A
0.34%, 07/01/10 (a)(b)(c)(d)	14,700,000	14,700,000
Airport Refunding RB
Series 2007B
0.34%, 07/01/10 (a)(b)(c)(d)	2,850,000	2,850,000
Philadelphia Auth for Industrial Development
RB (Fox Chase Cancer Center)
Series 2007B
0.31%, 07/01/10 (a)(b)(c)(d)(f)	27,215,000	27,215,000
RB (Philadelphia Protestant Home)
Series 2008
0.35%, 07/01/10 (a)(b)	760,000	760,000
Philadelphia Municipal Auth
Lease RB
Series 2009
0.30%, 07/01/10 (a)(b)(c)(d)(e)	5,525,000	5,525,000

36 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Pittsburgh Water & Sewer Auth
Sub Refunding RB
Series 2008C1B
0.65%, 09/01/10 (b)	5,000,000	5,011,412
Ridley SD
GO Bonds
Series 2009
0.29%, 07/01/10 (a)(b)	2,920,000	2,920,000
Somerset Cnty
Bonds
Series 2007
0.31%, 07/01/10 (a)(b)(c)	1,840,000	1,840,000
Temple Univ
Funding Obligations
Series 2010
0.52%, 04/06/11	5,000,000	5,037,227
Univ of Pittsburgh
Univ Capital Project & Refunding Bonds
Series 2005C
0.32%, 07/08/10	20,000,000	20,000,000
Univ Capital Project & Refunding Bonds
Series 2007B
0.30%, 08/11/10	3,000,000	3,000,000
Washington Cnty Auth
RB (Girard Estate Refunding)
Series 1999
0.27%, 07/01/10 (a)(b)	3,900,000	3,900,000
Washington Cnty Hospital Auth
RB (Washington Hospital)
Series 2001B
0.70%, 07/01/11 (b)	6,335,000	6,335,000
RB (Washington Hospital)
Series 2007A
0.70%, 07/01/11 (b)	7,295,000	7,295,000
Washington Cnty IDA
Health Care Facilities RB (Presbyterian Seniorcare-Southminster Place)
Series 2000
0.37%, 07/01/10 (a)(b)	10,075,000	10,075,000
Westmoreland Cnty IDA
IDRB (White Consolidated Industries)
Series 1982
0.60%, 12/01/10 (b)	6,940,000	6,940,000

		451,673,057

Puerto Rico 1.3%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB
Series 2007A
0.31%, 07/01/10 (a)(b)(c)(d)	5,980,000	5,980,000

Total Municipal Securities
(Cost $457,653,057)		457,653,057

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $457,653,057.

(a)	Variable-rate security.
(b)	Credit-enhanced security.
(c)	Liquidity-enhanced security.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $137,190,000 or 30.2% of net assets.
(e)	Delayed-delivery security.
(f)	All or a portion of this security is held as collateral for delayed-delivery securities.

GO —	General obligation
HFA —	Housing finance agency/authority
IDA —	Industrial development agency/authority
IDRB —	Industrial development revenue bond
M/F —	Multi-family
RB —	Revenue bond
SD —	School district
S/F —	Single-family

See financial notes 37

 Schwab Pennsylvania Municipal Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$457,653,057
Receivables:
Investments sold		11,135,188
Interest		498,256
Prepaid expenses	+	1,799

Total assets		469,288,300

Liabilities

Payables:
Investments bought		15,055,000
Shareholder services fees		12,617
Payable to custodian		3,317
Distributions to shareholders		1,889
Accrued expenses	+	26,245

Total liabilities		15,099,068

Net Assets

Total assets		469,288,300
Total liabilities	−	15,099,068

Net assets		$454,189,232

Net Assets by Source
Capital received from investors		454,072,485
Net realized capital gains		116,747

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$454,189,232		453,821,781		$1.00

38 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$834,406

Expenses

Investment adviser and administrator fees		833,026
Shareholder service fees		833,026
Portfolio accounting fees		24,546
Registration fees		23,922
Trustees’ fees		15,715
Professional fees		13,007
Shareholder reports		7,568
Custodian fees		6,452
Transfer agent fees		4,798
Interest expense		495
Tax expenses		108
Other expenses	+	6,606

Total expenses		1,769,269
Expense reduction by adviser and Schwab	−	958,570
Custody credits	−	78

Net expenses	−	810,621

Net investment income		23,785

Realized Gains (Losses)

Net realized gains on investments		116,747

Increase in net assets resulting from operations		$140,532

See financial notes 39

 Schwab Pennsylvania Municipal Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$23,785	$1,131,991
Net realized gains	+	116,747	9,381

Increase in net assets from operations		140,532	1,141,372

Distributions to Shareholders

Distributions from net investment income		23,786	1,141,650
Distributions from net realized gains	+	—	10,583

Total distributions		23,786	1,152,233

Transactions in Fund Shares*

Shares sold		735,153,195	1,527,366,024
Shares reinvested		20,681	1,137,652
Shares redeemed	+	(810,531,985)	(1,630,081,221)

Net transactions in fund shares		(75,358,109)	(101,577,545)

Net Assets

Beginning of period		529,430,595	631,019,001
Total decrease	+	(75,241,363)	(101,588,406)

End of period		$454,189,232	$529,430,595

Net investment income not yet distributed		$—	$1

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

40 See financial notes

Schwab Massachusetts AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.22		1.62	3.04	2.81	1.78

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.31	[3]	0.57	[4]	0.64	0.65	0.65	0.63
Gross operating expenses	0.74	[3]	0.77		0.75	0.78	0.90	0.87
Net investment income (loss)	0.01	[3]	0.18		1.59	2.99	2.77	1.76
Net assets, end of period ($ x 1,000,000)	444		481		523	543	399	351

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.54% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 41

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($)	($)

96.6%	Municipal Securities	428,428,671	428,428,671

96.6%	Total Investments	428,428,671	428,428,671
3.4%	Other Assets and Liabilities, Net		15,234,796

100.0%	Net Assets		443,663,467

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Municipal Securities 96.6% of net assets

Massachusetts 96.6%
Boston Industrial Development Financing Auth
IDRB (Fenway Community Health Center)
Series 2006B
0.54%, 07/07/10 (a)(b)	8,570,000	8,570,000
Brockton
GO BAN
0.51%, 05/13/11	6,000,000	6,051,150
Danvers
GO BAN
Series 2009
0.48%, 07/09/10	6,000,000	6,001,989
East Longmeadow
GO BAN
0.52%, 06/29/11	3,539,168	3,573,451
Haverhill
GO BAN
1.00%, 11/05/10	1,582,198	1,587,647
GO BAN
Series A
0.80%, 06/01/11	817,500	822,707
Marion
GO BAN 2009
0.45%, 12/10/10	4,786,785	4,808,984
Marlborough
GO BAN
0.44%, 06/22/11	5,000,000	5,051,679
Massachusetts
GO Bonds Consolidated Loan of 2002
Series C
0.31%, 07/01/10 (a)(c)(d)	5,120,000	5,120,000
GO Bonds Consolidated Loan of 2004
Series D
0.56%, 07/01/10 (a)(c)(d)	6,645,000	6,645,000
GO Bonds Consolidated Loan of 2007
Series C
0.31%, 07/01/10 (a)(c)(d)	7,800,000	7,800,000
0.32%, 07/01/10 (a)(c)(d)	4,700,000	4,700,000
0.36%, 07/01/10 (a)(c)(d)	3,900,000	3,900,000
GO Refunding Bonds
Series 1996A
0.48%, 11/01/10	825,000	840,280
GO Refunding Bonds
Series 1997A
0.39%, 08/01/10	700,000	703,206
GO Refunding Bonds
Series 2001B
0.30%, 07/01/10 (a)(c)	210,000	210,000
GO Refunding Bonds
Series 2004A
0.49%, 07/01/10 (a)(c)(d)	1,295,000	1,295,000
0.49%, 07/01/10 (a)(c)(d)	2,230,000	2,230,000
0.56%, 07/01/10 (a)(c)(d)	5,385,000	5,385,000
GO Refunding Bonds
Series 2004B
0.56%, 07/01/10 (a)(c)(d)	5,160,000	5,160,000
Special Obligation RB
Series 2005A
0.56%, 07/01/10 (a)(c)(d)	5,925,000	5,925,000
Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds
Series 2004C
0.56%, 07/01/10 (a)(c)(d)	2,160,000	2,160,000
Sr Sales Tax Bonds
Series 2008A1
0.20%, 07/07/10 (a)(c)	1,200,000	1,200,000
Sr Sales Tax Bonds
Series 2010A
0.40%, 07/01/10 (a)(e)	5,815,000	5,815,000
Massachusetts Department of Transportation
Sr RB
Series 2010A2
0.22%, 07/07/10 (a)(b)	1,615,000	1,615,000
Sub RB (Contract Assistance Secured)
Series 2010A3
0.21%, 07/07/10 (a)(b)	17,200,000	17,200,000
Massachusetts Development Finance Agency
First Mortgage RB (Brookhaven at Lexington)
Series 2005B
0.38%, 07/01/10 (a)(b)	3,690,000	3,690,000
RB (Abby Kelley Foster Charter Public School)
Series 2008
0.29%, 07/01/10 (a)(b)	2,700,000	2,700,000
RB (Boston College)
Series P
0.31%, 07/01/10 (a)(c)(d)	7,500,000	7,500,000
RB (Boston Univ)
Series U6A
0.16%, 07/01/10 (a)(b)	3,600,000	3,600,000
RB (Fay School)
Series 2008
0.31%, 07/01/10 (a)(b)	5,400,000	5,400,000
RB (Greater Boston Food Bank)
Series 2008A
0.18%, 07/07/10 (a)(b)	3,040,000	3,040,000
RB (Masonic Nursing Home)
Series 2002A
0.26%, 07/07/10 (a)(b)	14,200,000	14,200,000

42 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (Tabor Academy)
Series 2007B
0.24%, 07/07/10 (a)(b)	3,210,000	3,210,000
RB (Thayer Academy)
Series 2007
0.29%, 07/01/10 (a)(b)(c)	11,000,000	11,000,000
RB (WGBH Educational Foundation)
Series 2008B
0.31%, 07/01/10 (a)(b)(c)(d)	4,402,000	4,402,000
RB (YMCA of Greater Worcester)
Series 2006
0.24%, 07/07/10 (a)(b)	900,000	900,000
Massachusetts Health & Educational Facilities Auth
RB (Amherst College)
Series H
0.48%, 07/08/10	4,928,000	4,928,000
RB (Boston College)
Series N
0.22%, 07/01/10 (a)(c)(d)	3,390,000	3,390,000
RB (Capital Asset Program)
Series M2
0.26%, 07/01/10 (a)(b)	3,700,000	3,700,000
RB (Children’s Hospital)
Series 2010 N2
0.18%, 07/07/10 (a)(b)	5,000,000	5,000,000
RB (Harvard Univ)
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	21,250,000	21,250,000
RB (Hebrew Rehabilitation Center)
Series 2007D
0.26%, 07/01/10 (a)(b)	2,100,000	2,100,000
RB (Hillcrest Extended Care Services)
Series A
0.18%, 07/07/10 (a)(b)	3,160,000	3,160,000
RB (MIT)
Series 2008N
0.31%, 07/01/10 (a)(c)(d)	2,000,000	2,000,000
RB (MIT)
Series 2008O
0.34%, 07/01/10 (a)(c)(d)	7,870,000	7,870,000
RB (Northeastern Univ)
Series 2008T3
0.58% - 0.60%, 02/17/11	6,625,000	6,625,193
RB (Partners HealthCare System)
Series 2008H1
0.28%, 07/12/10	17,000,000	17,000,000
0.32%, 09/15/10	6,200,000	6,200,000
RB (South Shore Hospital)
Series 2008G
0.34%, 07/01/10 (a)(b)(c)	3,085,000	3,085,000
RB (Tufts Univ)
Series 2009M
0.31%, 07/01/10 (a)(c)(d)	11,125,000	11,125,000
RB (Worcester City Campus - Univ of Massachusetts)
Series 2005D
0.31%, 07/01/10 (a)(b)(c)(d)	1,950,000	1,950,000
RB (Worcester City Campus - Univ of Massachusetts)
Series 2007E&F
0.31%, 07/01/10 (a)(b)(c)(d)	29,780,000	29,780,000
Massachusetts HFA
Housing Bonds
Series 2003H
0.32%, 07/01/10 (a)(c)(d)	2,495,000	2,495,000
Housing Bonds
Series 2010A
0.57%, 06/01/11	5,720,000	5,720,000
Massachusetts Port Auth
RB
Series 2005A
0.31%, 07/01/10 (a)(b)(c)(d)	6,765,000	6,765,000
Massachusetts School Building Auth
Dedicated Sales Tax Bonds
Series 2005A
0.31%, 07/01/10 (a)(c)(d)	7,275,000	7,275,000
0.32%, 07/01/10 (a)(c)(d)	15,900,000	15,900,000
0.32%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000
Dedicated Sales Tax Bonds
Series 2007A
0.32%, 07/01/10 (a)(c)(d)	2,685,000	2,685,000
0.32%, 07/01/10 (a)(c)(d)	12,600,000	12,600,000
Massachusetts Water Pollution Abatement Trust
Pool Program Refunding Bonds
Series 2006
0.32%, 07/01/10 (a)(c)(d)	7,600,000	7,600,000
State Revolving Fund Bonds
Series 14
0.32%, 07/01/10 (a)(c)(d)	2,300,000	2,300,000
Massachusetts Water Resources Auth
General RB
Series 2002B
0.32%, 07/01/10 (a)(c)(d)	3,900,000	3,900,000
General RB
Series 2002J
0.32%, 07/01/10 (a)(c)(d)	1,400,000	1,400,000
General RB
Series 2010A
0.31%, 07/01/10 (a)(c)(d)	1,200,000	1,200,000
General Refunding RB
Series 2007B
0.35%, 07/01/10 (a)(c)(d)	5,340,000	5,340,000
0.56%, 07/01/10 (a)(c)(d)	7,170,000	7,170,000
Middleton
GO BAN
0.36%, 12/09/10	5,000,000	5,036,037
New Bedford
GO BAN
Series A
0.65%, 02/11/11	5,000,000	5,033,657
Northampton
GO BAN
0.33%, 07/30/10	2,440,000	2,441,706
Quincy
GO BAN
0.42%, 01/28/11	5,000,000	5,031,215
Stoughton
GO BAN
0.63%, 05/13/11	1,048,000	1,055,838
Wayland
BAN
0.38%, 02/10/11	4,500,000	4,530,794
West Springfield
GO BAN
0.57%, 06/29/11	3,696,557	3,730,526
Weymouth
GO BAN
0.66%, 09/16/10	5,000,000	5,008,792

See financial notes 43

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Whitman
GO BAN
0.58%, 05/06/11	6,000,000	6,033,820

Total Municipal Securities
(Cost $428,428,671)		428,428,671

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $428,428,671.

(a)	Variable-rate security.
(b)	Credit-enhanced security.
(c)	Liquidity-enhanced security.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $221,217,000 or 49.9% of net assets.
(e)	Illiquid security. At the period end, the value of these amounted to $5,815,000 or 1.3% of net assets.

BAN —	Bond anticipation note
GO —	General obligation
HFA —	Housing finance agency/authority
IDRB —	Industrial development revenue bond
RB —	Revenue bond

44 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$428,428,671
Cash		11,467
Receivables:
Investments sold		14,460,000
Interest		788,965
Prepaid expenses	+	2,586

Total assets		443,691,689

Liabilities

Payables:
Shareholder services fees		11,432
Distributions to shareholders		1,829
Accrued expenses	+	14,961

Total liabilities		28,222

Net Assets

Total assets		443,691,689
Total liabilities	−	28,222

Net assets		$443,663,467

Net Assets by Source
Capital received from investors		443,476,667
Net realized capital gains		186,800

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$443,663,467		443,057,124		$1.00

See financial notes 45

 Schwab Massachusetts AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$743,881

Expenses

Investment adviser and administrator fees		813,613
Shareholder service fees		813,613
Portfolio accounting fees		24,521
Registration fees		22,882
Trustees’ fees		15,707
Professional fees		13,033
Custodian fees		6,035
Shareholder reports		5,463
Transfer agent fees		4,023
Tax expenses		853
Interest expense		428
Other expenses	+	6,542

Total expenses		1,726,713
Expense reduction by adviser and Schwab	−	1,006,003
Custody credits	−	47

Net expenses	−	720,663

Net investment income		23,218

Realized Gains (Losses)

Net realized gains on investments		186,800

Increase in net assets resulting from operations		$210,018

46 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$23,218	$882,464
Net realized gains	+	186,800	205,954

Increase in net assets from operations		210,018	1,088,418

Distributions to Shareholders

Distributions from net investment income		23,218	901,842
Distributions from net realized gains	+	—	206,656

Total distributions		23,218	1,108,498

Transactions in Fund Shares*

Shares sold		769,107,367	1,525,120,918
Shares reinvested		20,309	1,100,590
Shares redeemed	+	(806,877,930)	(1,567,847,835)

Net transactions in fund shares		(37,750,254)	(41,626,327)

Net Assets

Beginning of period		481,226,921	522,873,328
Total decrease	+	(37,563,454)	(41,646,407)

End of period		$443,663,467	$481,226,921

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 47

 Schwab Municipal Money Funds

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves
Schwab Cash Reserves
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

Schwab New York AMT Tax-Free Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab New Jersey AMT Tax-Free Money, Schwab Pennsylvania Municipal Money Fund, and Schwab Massachusetts AMT Tax-Free Money Fund each offer one share class.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such instruments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

48

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or nontransferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2010, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

(b) Portfolio Investments:

Delayed-Delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, the funds agree to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the funds could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

 49

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

50

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

State and regional factors could affect the fund’s performance. To the extent that a fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain state constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the state and/or its municipalities. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee payable monthly based on the funds’ average daily net assets described as follows:

Average daily net assets

First $1 billion	0.35%
$1 billion to $10 billion	0.32%
$10 billion to $20 billion	0.30%
$20 billion to $40 billion	0.27%
Over $40 billion	0.25%

 51

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enable the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee and an annual sweep administration fee of up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares	0.25%	0.10%
Value Advantage Shares*	0.22%	n/a

*	Value Advantage Shares are only offered by Schwab New York AMT Tax-Free Money Fund.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit (“expense limitation”) total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees, as follows:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Sweep Shares	0.65%	0.65%	0.65%	0.65%
Value Advantage Shares*	0.45%	n/a	n/a	n/a

*	Value Advantage Shares are only offered by Schwab New York AMT Tax-Free Money Fund.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to voluntarily waive an additional 0.005% of the funds’ expenses.

Voluntary Expense Waiver Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund, as applicable. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-

52

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

routine expenses” and are not subject to any operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. As of June 30, 2010 the balance of recoupable expenses is as follows:

	Schwab
	New York
	AMT Tax-Free		Schwab	Schwab	Schwab
	Money Fund		New Jersey	Pennsylvania	Massachusetts
		Value Advantage	AMT Tax-Free	Municipal	AMT Tax-Free
Expire	Sweep Shares	Shares	Money Fund	Money Fund	Money Fund

December 31, 2012	$2,246,758	$272,392	$922,552	$500,907	$564,970
December 31, 2013	2,544,322	472,280	1,131,797	724,597	779,635

Total	$4,791,080	$744,672	$2,054,349	$1,225,504	$1,344,605

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of June 30, 2010, each fund’s aggregate security transactions with other Schwab Funds were as follows:

Schwab New York AMT Tax-Free Money Fund	$549,005,000
Schwab New Jersey AMT Tax-Free Money Fund	188,530,000
Schwab Pennsylvania Municipal Money Fund	380,130,000
Schwab Massachusetts AMT Tax-Free Money Fund	298,495,000

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There was no borrowing from the lines of credit during the period. However, the funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

7. Federal Income Taxes:

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2009, the funds had no capital loss carry forwards available to offset net capital gains before the expiration dates.

For tax purposes, realized capital losses, occurring after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2009, the funds had no capital losses utilized or capital losses deferred.

 53

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

7. Federal Income Taxes (continued):

As of December 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2009, the funds did not incur any interest or penalties. The funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

8. Subsequent Events:

Management has evaluated subsequent events and transactions through the date the financial statements were available to be issued and determined that there are no such events or transactions that would have materially impacted the financial statements as presented.

54

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab New York AMT Tax-Free Money Fund, Schwab New Jersey AMT Tax-Free Money Fund, Schwab Pennsylvania AMT Tax-Free Money Fund, and Schwab Massachusetts AMT Tax-Free Money Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the funds at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the funds for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreement with respect to the funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the funds.

Fund Performance. The Board considered the funds’ performance in determining whether to renew the Agreement with respect to the funds. Specifically, the Trustees considered each fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark used to

 55

compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the funds.

Fund Expenses. With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement with respect to the funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered contractual investment advisory fee schedules with respect to the funds that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the funds that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the funds and concluded that the compensation under the Agreement with respect to the funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of The Charles Schwab Family of Funds since 1989.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

 57

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

58

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 59

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid to the bond holder. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature which reflects the security’s Effective Maturity Date. For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

Portfolio terms

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

BAN	Bond anticipation note
COP	Certificate of participation
CP	Commercial paper
GAN	Grant anticipation note
GO	General obligation
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
M/F	Multi-family
RAN	Revenue anticipation note
RB	Revenue bond
S/F	Single-family
TAN	Tax anticipation note
TOB	Tender option bond
TRAN	Tax and revenue anticipation note
VRDO	Variable-rate demand obligation

60

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average maturity For money market mutual funds as per rule 2a-7, the sooner of the maturity (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 61

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13603-14

Semiannual report dated June 30, 2010 enclosed.

Schwab Municipal Money Fundtm
Schwab AMT Tax-Free Money Fundtm

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Schwab Municipal Money Fundtm
Schwab AMT Tax-Free Money Fundtm

Semiannual Report
June 30, 2010

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

Even though U.S. and global economies have experienced modest improvements in the last six months, they remain in a state of uncertainty. The Federal Open Market Committee (FOMC) reflected this sentiment in its comments on June 23, 2010, when it reported that “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

In response to these conditions, the FOMC kept the federal funds rate in the historically low range of 0.00% to 0.25%. Low interest rates have, in turn, helped to drive down yields on investments associated with money market funds to near-zero levels. These low yields have been compressed further by a steady reduction in the supply of high-quality securities available for purchase by money market funds throughout the industry.

Also during the last six months, the money fund industry continued to evolve in response to new regulatory requirements from the U.S. Securities and Exchange Commission (SEC). On February 23, 2010, the SEC approved amendments to the section of the Investment Company Act of 1940 that governs money market funds. These changes are designed mainly to improve portfolio quality, shorten portfolio maturities, support liquidity, and protect shareholders in the event of a sudden large increase in fund redemption requests. We welcome these changes, and believe that they will support investors’ confidence in money market funds as well as support the way that Schwab manages its money market funds.

All of Schwab’s money market funds maintained a stable $1 Net Asset Value (NAV) and provided shareholders with safety and liquidity during the reporting period. The challenging investment environment resulted in lower yields for securities normally associated with money market funds, and this translated into lower yields for Schwab money market funds as well. For more information about the yields for each fund, please see the fund managers’ discussion and analysis found in the following pages of this report.

Recognizing the important role that money market funds play in an investor’s portfolio, Charles Schwab & Co., Inc. (Schwab), and the funds’ investment adviser, Charles Schwab Investment Management, Inc. (CSIM), continued to voluntarily waive certain fees or expenses to maintain a positive net yield for certain Schwab money market funds.

If you’d like to know more about Schwab’s money market funds or other Schwab funds, we are always available to talk with you at 1-800-435-4000, and additional resources may be found on schwab.com.

Sincerely,

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund 1

The Investment Environment

The pace of the U.S. economy’s recovery remained uneven during the past six-month period. The Federal Reserve (Fed) recently reported that the “the economic recovery is proceeding” and that “the labor market is improving gradually,” but challenges remain. With the labor market improving gradually, spending by consumers and businesses also inched upward. However, these mild advances were constrained by a national unemployment rate that hovered around 10% and a housing market that continued to struggle. Real Gross Domestic Product (GDP) growth, another market indicator, increased by 2.7% for the first quarter of 2010, which contrasted with its increase of 5.6% for the fourth quarter of 2009. GDP is the output of goods and services produced by labor and property in the United States.

At the international level, financial markets fluctuated during the reporting period. In Europe, sovereign debt obligations reached unprecedented levels, and were followed by downgrades in the ratings of many foreign credit securities. The news caused temporary turmoil in the U.S. and global financial markets in early May. While the markets have seen some recovery to pre-May levels, central banks remain attentive to debt ratios, monetary exchange rates, interest rates, and inflation measurements.

The U.S. equity markets outperformed international equity markets during the six-month period, however both had negative returns. For example, the S&P 500® Index, which is usually seen as a bellwether for domestic financial markets, returned −6.65%. All sectors in the S&P 500 had negative returns. For the international equity markets, the MSCI EAFE Index (Gross) returned −12.93%.

In the U.S. fixed income markets, accommodative Federal Reserve policy in the form of a near-zero federal funds rate continued, and recent statements from the Fed affirmed that rates will remain low “for an extended period.” In addition, the euro-debt concerns that crystallized in May put downward pressure on U.S. Treasury rates for intermediate- and longer-term bonds. During this time, investors sought a safe haven in U.S. Treasuries, causing prices to increase and yields to decrease to a range of two-to-three percent for the intermediate- and longer-term bonds.

The low interest rate environment, combined with a limited supply of short-term, high-quality taxable and tax-free credit securities, also suppressed short-term yields in the fixed income markets, to nearly zero percent. Securities normally purchased by money market funds were in short supply and had low rates of return. This shortage, combined with the prevailing low interest rates, depressed yields throughout the money market industry, causing yields on most money market funds to stay below 0.10% for the six-month period. In response to these market conditions, many money market fund managers waived fees to maintain positive net yields and a stable $1 NAV (net asset value).

Similar to the intermediate returns seen in U.S. Treasuries, returns for intermediate-term taxable securities, as reflected in the Barclays Capital U.S. Aggregate Intermediate Bond Index, were positive and stood at 4.78% for the six-month period. On the tax-free side, returns were more modest. The Barclays Capital General Muni Bond Index returned 3.31% for the same time frame. Overall, the past six months were characterized by negative returns in the U.S. and international equity markets, with modest relief provided by the fixed income markets.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

2 Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund 3

Schwab Municipal Money Fund™

Schwab Municipal Money Fund provided safety and liquidity to shareholders throughout the period, while emphasizing credit quality over yield. The highly accommodative monetary policy initiated by the Federal Reserve in late 2008 kept short-term municipal interest rates at or near historical lows for the first half of 2010. Given the continued low yield environment, and fund management’s expectation that it will persist throughout 2010, the Weighted Average Maturity (WAM) of the fund was kept long relative to its peer group. New regulatory requirements from the U.S. Securities and Exchange Commission require a money fund to hold a certain percentage of its assets in cash, or securities that can be readily converted into cash, and to have a WAM no longer than 60 days. However, these regulations did not impact the management of the fund during the reporting period because, historically, the fund has been predominantly invested in such highly liquid securities and has maintained a WAM of 60 days or less due to the nature of the municipal market.

The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), which is the base rate for most municipal floating-rate instruments, hit a historical low of 0.15% during the first quarter of 2010. This low yield coincided with cash inflows that outpaced the available supply of short-term securities. Some of the cash inflows seen early in the period came from non-traditional buyers of short-term municipal bonds. These buyers were typically taxable market participants, such as private money managers and corporate treasury departments, who sought the somewhat higher-yielding municipal securities over certain taxable money market securities with near-zero yields. Driven by declining supply, yet strong demand, of money fund-eligible investments, the SIFMA Index averaged 0.20% for the first quarter of 2010 and 0.25% for the six-month period, which was a little less than half the average for the same six-month period in 2009.

Credit positions of certain municipal governments weakened during the period in response to declining tax revenues, which in turn led to increased deficits and the need for deep budgetary reductions. Consequently, fund management’s sensitivity to credit risk grew during the six-month period.

As part of management’s response to the low interest rate environment and the general market decline in yields, Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	71.0%
16-30 Days	0.1%
31-60 Days	7.2%
61-90 Days	3.0%
91-120 Days	4.4%
More than 120 Days	14.3%

 Statistics

Weighted Average Maturity[2]	45 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	56%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bond	37.0%
Variable Rate Demand Note	37.6%
Commercial Paper	10.9%
Fixed Rate Note	14.1%
Other	0.4%
Total	100.0%

 Largest Holdings by State

% of Net Assets

Texas	12.6%
New York	10.3%
California	7.8%
Florida	7.4%
Tennessee	4.3%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

4 Schwab Municipal Money Fundtm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Municipal Money Fund
		Value
	Sweep	Advantage	Select	Institutional
	Shares	Shares®	Shares®	Shares

Ticker Symbol	SWXXX	SWTXX	SWLXX	SWOXX
Minimum Initial Investment[1]	*	$25,000[2]	$1,000,000	$3,000,000

Seven-Day Yield[3]	0.01%	0.01%	0.01%	0.15%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.08%	-0.10%	-0.20%	-0.16%

Seven-Day Effective Yield[3]	0.01%	0.01%	0.01%	0.15%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%	0.02%	0.23%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit each share class’s total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit/recapture of the voluntary expense waiver, if any. The voluntary expense waiver added 0.21% and 0.07% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively. The voluntary expense waiver recapture reduced the seven-day yield of the Select Shares by 0.03%.
[5]	Taxable-equivalent effective yield assumes a 2010 maximum federal regular income tax rate of 35.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Municipal Money Fundtm 5

Schwab AMT Tax-Free Money Fund™

Schwab AMT Tax-Free Money Fund provided safety and liquidity to shareholders throughout the period, while emphasizing credit quality over yield. The highly accommodative monetary policy initiated by the Federal Reserve in late 2008 kept short-term municipal interest rates at or near historical lows for the first half of 2010. Given the continued low yield environment, and fund management’s expectation that it will persist throughout 2010, the Weighted Average Maturity (WAM) of the fund was kept long relative to its peer group. New regulatory requirements from the U.S. Securities and Exchange Commission require a money fund to hold a certain percentage of its assets in cash, or securities that can be readily converted into cash, and to have a WAM no longer than 60 days. However, these regulations did not impact the management of the fund during the reporting period because, historically, the fund has been predominantly invested in such highly liquid securities and has maintained a WAM of 60 days or less due to the nature of the municipal market.

The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), which is the base rate for most municipal floating-rate instruments, hit a historical low of 0.15% during the first quarter of 2010. This low yield coincided with cash inflows that outpaced the available supply of short-term securities. Some of the cash inflows seen early in the period came from non-traditional buyers of short-term municipal bonds. These buyers were typically taxable market participants, such as private money managers and corporate treasury departments, who sought the somewhat higher-yielding municipal securities over certain taxable money market securities with near-zero yields. Driven by declining supply, yet strong demand, of money fund-eligible investments, the SIFMA Index averaged 0.20% for the first quarter of 2010 and 0.25% for the six-month period, which was a little less than half the average for the same six-month period in 2009.

Credit positions of certain municipal governments weakened during the period in response to declining tax revenues, which in turn led to increased deficits and the need for deep budgetary reductions. Consequently, fund management’s sensitivity to credit risk grew during the six-month period.

As part of management’s response to the low interest rate environment and the general market decline in yields, Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	70.1%
16-30 Days	0.2%
31-60 Days	6.2%
61-90 Days	3.9%
91-120 Days	3.4%
More than 120 Days	16.2%

 Statistics

Weighted Average Maturity[2]	51 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	53%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bond	40.9%
Variable Rate Demand Note	29.9%
Commercial Paper	9.1%
Fixed Rate Note	19.1%
Other	1.0%
Total	100.0%

 Largest Holdings by State

% of Net Assets

Illinois	14.4%
Texas	10.9%
New York	9.4%
California	6.9%
Florida	6.3%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

6 Schwab AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab AMT Tax-Free
	Money Fund
		Value
	Sweep	Advantage
	Shares	Shares®

Ticker Symbol	SWFXX	SWWXX
Minimum Initial Investment[1]	*	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.09%	-0.13%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit each share class’s total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.22% and 0.05% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2010 maximum federal regular income tax rate of 35.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab AMT Tax-Free Money Fundtm 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning January 1, 2010 and held through June 30, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/10	at 6/30/10	1/1/10–6/30/10

Schwab Municipal Money Fundtm
Sweep Shares
Actual Return	0.34%	$1,000	$1,000.10	$1.69
Hypothetical 5% Return	0.34%	$1,000	$1,023.11	$1.71
Value Advantage Shares®
Actual Return	0.33%	$1,000	$1,000.10	$1.64
Hypothetical 5% Return	0.33%	$1,000	$1,023.16	$1.66
Select Shares®
Actual Return	0.33%	$1,000	$1,000.10	$1.64
Hypothetical 5% Return	0.33%	$1,000	$1,023.16	$1.66
Institutional Shares
Actual Return	0.24%	$1,000	$1,000.50	$1.19
Hypothetical 5% Return	0.24%	$1,000	$1,023.60	$1.20

Schwab AMT Tax-Free Money Fundtm
Sweep Shares
Actual Return	0.35%	$1,000	$1,000.10	$1.74
Hypothetical 5% Return	0.35%	$1,000	$1,023.06	$1.76
Value Advantage Shares®
Actual Return	0.35%	$1,000	$1,000.10	$1.74
Hypothetical 5% Return	0.35%	$1,000	$1,023.06	$1.76

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
[2]	Expenses for share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund

Schwab Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Sweep Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.19		1.85	3.12	2.83	1.79

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34	[3]	0.54	[4]	0.60	0.59	0.64	0.65
Gross operating expenses	0.68	[3]	0.70		0.69	0.68	0.81	0.82
Net investment income (loss)	0.01	[3]	0.18		1.81	3.07	2.79	1.77
Net assets, end of period ($ x 1,000,000)	9,645		10,303		10,856	8,491	7,230	7,467

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Value Advantage Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.01	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.27		2.00	3.27	3.03	2.00

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.33	[3]	0.46	[4]	0.45	0.45	0.45	0.45
Gross operating expenses	0.55	[3]	0.57		0.56	0.55	0.58	0.59
Net investment income (loss)	0.01	[3]	0.29		1.96	3.22	2.98	1.97
Net assets, end of period ($ x 1,000,000)	1,485		1,954		3,219	2,786	2,798	3,007

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.52% for Sweep Shares and 0.43% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Municipal Money Fund

Financial Highlights continued

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Select Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.36		2.10	3.37	3.13	2.10

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.33	[3]	0.37	[4]	0.35	0.35	0.35	0.35
Gross operating expenses	0.55	[3]	0.57		0.56	0.55	0.58	0.59
Net investment income (loss)	0.01	[3]	0.35		2.05	3.31	3.10	2.11
Net asset, end of period ($ x 1,000,000)	915		1,389		1,700	1,428	1,244	966

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Institutional Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.05	[2]	0.46		2.21	3.48	3.25	2.21

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.24	[3]	0.27	[4]	0.25 [5]	0.24	0.24	0.24
Gross operating expenses	0.55	[3]	0.57		0.56	0.55	0.58	0.59
Net investment income (loss)	0.10	[3]	0.47		2.15	3.41	3.21	2.20
Net assets, end of period ($ x 1,000,000)	3,067		3,750		4,811	3,840	2,494	1,783

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.35% for Select Shares and 0.24% for Institutional Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.24%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

10 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($)	($)

99.2%		Municipal Securities	14,988,404,047	14,988,404,047
3.3%		Other Investments	507,500,000	507,500,000

102.5%		Total Investments	15,495,904,047	15,495,904,047
(2	.5)%	Other Assets and Liabilities, Net		(384,460,886)

100.0%		Net Assets		15,111,443,161

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Municipal Securities 99.2% of net assets

Alabama 1.1%
Alabama
GO Bonds
Series 2007A
0.35%, 07/01/10 (a)(b)(c)(d)	12,652,000	12,652,000
Alabama HFA
M/F Housing RB (Chapel Ridge Apts)
Series 2005E
0.39%, 07/01/10 (a)(b)	11,000,000	11,000,000
M/F Housing Refunding RB (Hunter Ridge Apts)
Series 2005F
0.39%, 07/01/10 (a)(b)	10,550,000	10,550,000
Alabama Municipal Funding Corp
Municipal Funding Notes
Series 2006A
0.32%, 07/01/10 (a)(b)	22,525,000	22,525,000
Municipal Funding Notes
Series 2008A
0.32%, 07/01/10 (a)(b)	4,205,000	4,205,000
Decatur IDB
Exempt Facilities Refunding RB (Nucor Steel Decatur)
Series 2003A
0.33%, 07/07/10 (a)	15,790,000	15,790,000
Hoover
GO Sewer Warrants
Series 2007
0.31%, 07/01/10 (a)(b)(c)(d)	11,925,000	11,925,000
Jackson IDB
IDRB (Specialty Minerals)
Series 1999
0.33%, 07/01/10 (a)(b)	8,200,000	8,200,000
Millport IDA
RB (Steel Dust Recycling)
Series 2007
0.36%, 07/01/10 (a)(b)	6,080,000	6,080,000
Mobile IDB
Pollution Control RB (Alabama Power)
First Series 2009
1.40%, 07/16/10	6,000,000	6,000,000
Mobile Special Care Facilities Financing Auth
RB (Ascension Health)
Series 2006D
0.31%, 07/01/10 (a)(c)(d)	27,000,000	27,000,000
Montgomery Cnty Public Building Auth
Revenue Warrants
Series 2006
0.31%, 07/01/10 (a)(b)(c)(d)	10,695,000	10,695,000
Montgomery Downtown Redevelopment Auth
Bonds (Southern Poverty Law Center)
Series 2000
0.46%, 07/01/10 (a)	15,000,000	15,000,000
Tuscaloosa Cnty IDA
Gulf Opportunity Zone Bonds (Hunt Refining)
Series 2008C
0.39%, 07/07/10 (a)(b)	10,000,000	10,000,000

		171,622,000

Alaska 0.7%
Alaska Housing Finance Corp
Collateralized Bonds (Veteran Mortgage Program)
First Series 2006A2
0.38%, 07/01/10 (a)(c)(d)	5,480,000	5,480,000
General Housing Purpose Bonds
Series 2005A
0.33%, 07/01/10 (a)(c)(d)	8,460,000	8,460,000
General Mortgage RB
Series 2002A
0.31%, 07/01/10 (a)(c)(d)	5,995,000	5,995,000
State Capital Bonds
Series 2006A
0.42%, 10/07/10 (b)(c)(d)	27,460,000	27,460,000
0.50%, 02/10/11 (c)(d)	10,345,000	10,345,000
Alaska Student Loan Corp
Student Loan RB
Series 2000A
0.85%, 07/01/10 (b)	3,250,000	3,250,000
Anchorage
Sub Lien Port RB CP
Series A&B
0.40%, 07/02/10 (b)	40,000,000	40,000,000

		100,990,000

Arizona 1.6%
Ak-Chin Indian Community
Bonds
Series 2008
0.30%, 07/01/10 (a)(b)	14,400,000	14,400,000
Arizona Board of Regents
RB (Arizona State Univ)
Series 2007A
0.40%, 10/21/10 (b)(c)(d)	10,260,000	10,260,000

See financial notes 11

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Refunding RB (Northern Arizona Univ)
Series 2007
0.31%, 07/01/10 (a)(b)(c)(d)	21,055,000	21,055,000
Chandler IDA
RB (Intel Corp)
Series 2007
0.35%, 07/01/10 (a)(b)(c)(d)	60,000,000	60,000,000
Maricopa Cnty IDA
M/F Mortgage Refunding RB (San Fernando Apts)
Series 2004
0.32%, 07/01/10 (a)(b)	7,750,000	7,750,000
Solid Waste Disposal RB (Michael Pylman Dairy)
Series 2005
0.61%, 07/01/10 (a)(b)	6,750,000	6,750,000
Phoenix Civic Improvement Corp
Airport Revenue BAN
Series 2008A & 2008B
0.40%, 08/05/10 (b)	50,000,000	50,000,000
Wastewater System Jr Lien RB
Series 2007
0.30%, 07/01/10 (a)(b)(c)(d)	1,365,000	1,365,000
Wastewater System Revenue BAN
Series 2009
0.40%, 08/06/10 (b)	40,000,000	40,000,000
Pima Cnty
GO Bonds
Series 2007
0.50%, 02/10/11 (c)(d)	10,920,000	10,920,000
Pima Cnty IDA
Pollution Control RB (Tucson Electric)
Series 2009A
0.44%, 12/30/10 (b)(c)(d)	9,995,000	9,995,000
Yavapai Cnty IDA
Solid Waste RB (Allied Waste North America)
Series 2007A
0.32%, 07/01/10 (a)(b)	10,000,000	10,000,000

		242,495,000

Arkansas 0.1%
Univ of Arkansas
Various Facilities RB (UAMS Campus)
Series 2006
0.43%, 12/09/10 (b)(c)(d)	14,415,000	14,415,000

California 7.8%
Alameda Cnty IDA
RB (Golden West Paper Converting Corp)
Series 2008A
0.45%, 07/01/10 (a)(b)	3,315,000	3,315,000
RB (Heat & Control)
Series 1995A
0.37%, 07/07/10 (a)(b)	4,100,000	4,100,000
Assoc of Bay Area Governments
RB (Acacia Creek at Union City)
Series 2008A
0.21%, 07/01/10 (a)(c)	5,900,000	5,900,000
California
GO Bonds
0.31%, 07/01/10 (a)(b)(c)(d)	7,000,000	7,000,000
GO Bonds
Series 2005A2
0.28%, 07/07/10 (a)(b)	7,550,000	7,550,000
California Educational Facilities Auth
RB (Univ of Southern California)
Series 2009B
0.31%, 07/01/10 (a)(c)(d)	9,410,000	9,410,000
California Health Facilities Financing Auth
RB (Kaiser Permanente)
Series 2006E
0.30%, 08/05/10	5,000,000	5,000,000
California Infrastructure & Economic Development Bank
IDRB (Murrietta Circuits)
Series 2000A
0.37%, 07/07/10 (a)(b)	3,200,000	3,200,000
California Pollution Control Financing Auth
RB (Garden City Sanitation)
Series 2009A
0.31%, 07/07/10 (a)(b)	10,600,000	10,600,000
RB (Garden City Sanitation)
Series 2009B
0.38%, 07/07/10 (a)(b)	5,000,000	5,000,000
Solid Waste Disposal RB (Blue Line Transfer)
Series 1999A
0.36%, 07/07/10 (a)(b)	6,000,000	6,000,000
Solid Waste Disposal RB (Blue Line Transfer)
Series 2001A
0.36%, 07/07/10 (a)(b)	2,450,000	2,450,000
Solid Waste Disposal RB (GreenWaste of Palo Alto)
Series 2008B
0.43%, 07/07/10 (a)(b)	11,120,000	11,120,000
Solid Waste Disposal RB (GreenWaste Recovery)
Series 2006A
0.43%, 07/07/10 (a)(b)	1,640,000	1,640,000
Solid Waste Disposal RB (GreenWaste Recovery)
Series 2007A
0.43%, 07/07/10 (a)(b)	15,375,000	15,375,000
Solid Waste Disposal RB (GreenWaste Recovery)
Series 2008A
0.43%, 07/07/10 (a)(b)	14,200,000	14,200,000
Solid Waste Disposal RB (MarBorg Industries)
Series 2000A
0.36%, 07/07/10 (a)(b)	2,380,000	2,380,000
Solid Waste Disposal RB (MarBorg Industries)
Series 2002
0.36%, 07/07/10 (a)(b)	3,075,000	3,075,000
Solid Waste Disposal RB (Napa Recycling & Waste Services)
Series 2005A
0.36%, 07/07/10 (a)(b)	3,215,000	3,215,000
Solid Waste Disposal RB (Ratto Group)
Series 2007A
0.43%, 07/07/10 (a)(b)	9,790,000	9,790,000
Solid Waste Disposal RB (Santa Clara Valley Industries)
Series 1998A
0.43%, 07/07/10 (a)(b)	350,000	350,000
Solid Waste Disposal Refunding RB (MarBorg Industries)
Series 2009A
0.31%, 07/07/10 (a)(b)	3,630,000	3,630,000
California Statewide Communities Development Auth
RB (Kaiser Permanente)
Series 2004E
0.34%, 07/29/10	10,000,000	10,000,000
0.41%, 11/08/10	27,955,000	27,955,000
RB (Kaiser Permanente)
Series 2004K
0.30%, 08/05/10	3,000,000	3,000,000

12 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (Kaiser Permanente)
Series 2006D
0.33%, 08/19/10	10,000,000	10,000,000
RB (Kaiser Permanente)
Series 2008B
0.33%, 08/19/10	17,000,000	17,000,000
0.42%, 02/14/11	33,000,000	33,000,000
RB (Kaiser Permanente)
Series 2008C
0.37%, 10/28/10	30,000,000	30,000,000
RB (Kaiser Permanente)
Series 2009B2
0.31%, 08/05/10 (g)	35,000,000	35,000,000
RB (Kaiser Permanente)
Series 2009B5
0.31%, 08/12/10	27,000,000	27,000,000
RB (Kaiser Permanente)
Series 2009B6
0.30%, 07/15/10	27,000,000	27,000,000
RB (Kaiser Permanente)
Series 2009E2
0.55%, 05/02/11	38,050,000	39,142,828
California Transit Finance Auth
Bonds (California Finance Program)
Series 1997
0.25%, 07/07/10 (a)(b)(c)	3,150,000	3,150,000
Contra Costa Transportation Auth
Limited Tax Sales Tax Revenue Notes
Series 2009
0.50%, 10/01/10	30,000,000	30,150,505
Delano
COP (Delano Regional Medical Center)
0.44%, 07/01/10 (a)(b)	14,215,000	14,215,000
East Bay Municipal Utility District
Extendible CP (Water Series)
Notes
0.40%, 09/09/10	22,500,000	22,500,000
Water System Sub Refunding RB
Series 2008A2
0.37%, 07/07/10 (a)(c)	10,400,000	10,400,000
Emeryville Redevelopment Agency
M/F Housing RB (Bay St Apts)
Series 2002A
0.32%, 07/01/10 (a)(b)	5,200,000	5,200,000
Hartnell Community College District
GO Bonds
Series D
0.39%, 09/16/10 (b)(c)(d)	8,880,000	8,880,000
Long Beach
Harbor Refunding RB
Series 1998A
0.63%, 07/01/10 (a)(c)(d)	5,495,000	5,495,000
Harbor Refunding RB
Series 2005A
0.63%, 07/01/10 (a)(c)(d)	12,530,000	12,530,000
TRAN 2009-2010
0.48%, 09/30/10	12,000,000	12,060,120
Long Beach Community College District
GO Bonds
Series 2007D
0.43%, 12/08/10 (b)(c)(d)	25,235,000	25,235,000
Los Angeles Cnty
TRAN 2010-2011
Series A
0.85%, 06/30/11 (f)	40,000,000	40,454,800
Los Angeles Cnty Metropolitan Transportation Auth
Second Sub Sales Tax Revenue CP
Series A-TE-BB
0.34%, 10/07/10 (b)	32,652,000	32,652,000
Los Angeles Dept of Airports
Airport Sr RB
Series 2010A
0.31%, 07/01/10 (a)(c)(d)	6,635,000	6,635,000
Los Angeles Municipal Improvement Corp
Lease RB
Series 2006A
0.41%, 11/18/10 (b)(c)(d)	19,375,000	19,375,000
Los Angeles USD
GO Bonds
Series 2009I
0.31%, 07/01/10 (a)(c)(d)	2,800,000	2,800,000
GO Refunding Bonds
Series 2007A2
0.31%, 07/01/10 (a)(c)(d)	23,625,000	23,625,000
TRAN 2009-2010
Series A
0.62%, 08/12/10	60,000,000	60,094,638
TRAN 2010-2011
Series A
0.67%, 06/30/11 (f)	50,000,000	50,658,500
Oakland
TRAN 2010-2011
0.62%, 06/15/11 (f)	27,000,000	27,346,680
Placer Cnty Water Agency
Second Sr Water Revenue COP
Series 2007
0.31%, 07/01/10 (a)(b)(c)(d)	15,555,000	15,555,000
Poway USD Public Financing Auth
Lease RB
Series 2007
0.46%, 07/01/10 (a)(b)(c)	9,000,000	9,000,000
Sacramento Transportation Auth
Sales Tax RB (Limited Tax)
Series 2009C
0.28%, 07/01/10 (a)(c)	8,600,000	8,600,000
San Diego
TRAN 2010-2011
Series A
0.40%, 01/31/11	10,000,000	10,093,100
TRAN 2010-2011
Series B
0.46%, 04/29/11	10,000,000	10,126,900
TRAN 2010-2011
Series C
0.50%, 05/31/11	30,000,000	30,410,400
San Diego Cnty Regional Transportation Commission
Sub Sales Tax Revenue CP Notes (Limited Tax Bonds)
Series B
0.34%, 07/07/10 (c)	11,500,000	11,500,000
San Diego Cnty Water Auth
CP
Series 2006-2
0.34%, 08/12/10 (c)	7,500,000	7,500,000
CP
Series 2006-3
0.35%, 07/08/10 (c)	13,750,000	13,750,000
San Diego USD
TRAN 2009-2010
Series A
0.52%, 07/08/10	35,000,000	35,009,881

See financial notes 13

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
TRAN 2010-2011
Series A
0.57%, 06/03/11 (f)	41,000,000	41,560,060
San Francisco Airport Commission
Refunding RB Second
Series 36C
0.30%, 07/07/10 (a)(b)(c)	4,840,000	4,840,000
San Ramon Valley USD
TRAN 2009
0.40%, 11/16/10	30,000,000	30,180,727
Santa Cruz Cnty
TRAN 2009-2010
0.50%, 07/08/10	15,000,000	15,004,292
Southern California Public Power Auth
RB (Tieton Hydropower)
Series 2009A
0.41%, 08/16/10	11,180,000	11,202,376
Revenue Notes (Canyon Power)
Series 2009A
0.41%, 08/03/10	16,135,000	16,158,156
Revenue Notes (Linden Wind Energy)
Series 2009A
0.43%, 10/01/10	80,000,000	80,315,687
Univ of California
Medical Center Pooled RB
Series 2007B2
0.15%, 07/01/10 (a)(c)	3,695,000	3,695,000
Victor Valley Community College District
GO Bonds
Series 2009C
0.41%, 11/04/10 (c)(d)	19,195,000	19,195,000

		1,180,551,650

Colorado 2.4%
Arapahoe Cnty
Refunding IDRB (Denver Jetcenter)
Series 1997
0.80%, 07/01/10 (a)(b)	3,500,000	3,500,000
Colorado
TRAN
Series 2009A
0.55%, 08/12/10	40,000,000	40,066,286
Colorado Educational & Cultural Facilities Auth
RB (Lutheran Church Extension Fund)
Series 2008
0.34%, 07/01/10 (a)(b)	9,625,000	9,625,000
Colorado Health Facilities Auth
RB (Catholic Health Initiatives)
Series 2006A
0.31%, 07/01/10 (a)(c)(d)	14,705,000	14,705,000
0.31%, 07/01/10 (a)(c)(d)	14,025,000	14,025,000
RB (Sisters of Charity of Leavenworth Health System)
Series 2010B
0.31%, 07/01/10 (a)(c)(d)	4,500,000	4,500,000
Colorado Housing & Finance Auth
S/F Mortgage Class I Bonds
Series 2002C3
0.29%, 07/07/10 (a)(c)	4,000,000	4,000,000
S/F Mortgage Class I Bonds
Series 2006B3
0.25%, 07/07/10 (a)(c)	12,500,000	12,500,000
S/F Mortgage Class I Bonds
Series 2007A2
0.25%, 07/07/10 (a)(c)	47,000,000	47,000,000
Colorado Regional Transportation District
Sales Tax Refunding RB (FasTracks)
Series 2007A
0.32%, 07/01/10 (a)(c)(d)	16,830,000	16,830,000
0.32%, 07/01/10 (a)(c)(d)	18,085,000	18,085,000
0.32%, 07/01/10 (a)(c)(d)	29,700,000	29,700,000
Colorado Springs
Refunding RB
Series 2009
0.50%, 09/01/10 (b)(c)(d)	6,859,000	6,859,000
Commerce
GO Bonds
Series 2006
0.31%, 07/01/10 (a)(b)	9,825,000	9,825,000
Dawson Ridge Metropolitan District No.1
Limited Tax Refunding Bonds
Series 1992A
0.43%, 11/04/10 (b)(c)(d)	8,325,000	8,325,000
Denver
Airport System RB
Series 1992G
0.28%, 07/07/10 (a)(b)	1,900,000	1,900,000
Airport System RB
Series 2007A
0.35%, 07/01/10 (a)(b)(c)(d)	85,800,000	85,800,000
Airport System RB
Series 2007D
0.35%, 07/01/10 (a)(b)(c)(d)	12,385,000	12,385,000
Airport System RB
Series 2007E
0.33%, 07/01/10 (a)(b)(c)(d)	17,045,000	17,045,000

		356,675,286

Connecticut 0.1%
Connecticut Health & Educational Facilities Auth
RB (Ascension Health)
Series 2010A
0.31%, 07/01/10 (a)(c)(d)	6,000,000	6,000,000
Connecticut HFA
Housing Mortgage Finance Bonds
Series 2002B3
0.32%, 07/01/10 (a)(c)	7,900,000	7,900,000

		13,900,000

Delaware 0.0%
Delaware Economic Development Auth
IDRB (Delaware Clean Power)
Series 1997D
0.18%, 07/01/10 (a)	4,000,000	4,000,000

District of Columbia 4.1%
District of Columbia
GO Bonds
Series 2007C
0.33%, 07/01/10 (a)(b)(c)(d)	16,812,000	16,812,000
GO Bonds
Series 2008E
0.31%, 07/01/10 (a)(b)(c)(d)	6,030,000	6,030,000
GO TRAN 2010
0.43% - 0.45%, 09/30/10 (g)	95,000,000	95,486,804

14 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (American National Red Cross)
Series 2000
0.34%, 09/10/10 (b)	61,500,000	61,500,000
RB (American Psychological Assoc)
Series 2003
0.32%, 07/01/10 (a)(b)	2,410,000	2,410,000
RB (National Academy of Sciences)
Series 2008A
0.37%, 08/09/10 (b)	10,000,000	10,000,000
RB (National Public Radio)
Series 2010
0.32%, 07/01/10 (a)(c)(d)	17,240,000	17,240,000
RB (St Coletta Special Education Public Charter School)
Series 2005
0.30%, 07/01/10 (a)(b)	3,825,000	3,825,000
Refunding RB (Howard Univ)
Series 2006A
0.32%, 07/01/10 (a)(b)(c)(d)	11,940,000	11,940,000
District of Columbia Water & Sewer Auth
Public Utility RB
Series 1998
0.56%, 07/01/10 (a)(c)(d)	4,595,000	4,595,000
Metropolitan Washington Airports Auth
Airport System RB
Series 2003D1
0.37%, 07/01/10 (a)(b)	28,945,000	28,945,000
Airport System RB
Series 2003D2
0.37%, 07/01/10 (a)(b)	22,500,000	22,500,000
Airport System RB
Series 2004B
0.46%, 07/01/10 (a)(c)(d)	4,060,000	4,060,000
Airport System RB
Series 2005A
0.63%, 07/01/10 (a)(c)(d)	5,155,000	5,155,000
0.30%, 07/07/10 (a)(c)(d)	12,470,000	12,470,000
Airport System RB
Series 2006B
0.46%, 07/01/10 (a)(c)(d)	11,695,000	11,695,000
Airport System RB
Series 2007B
0.35%, 07/01/10 (a)(b)(c)(d)	8,995,000	8,995,000
0.35%, 07/01/10 (a)(c)(d)	15,010,000	15,010,000
Airport System RB
Series 2008A
0.35%, 07/01/10 (a)(c)(d)	7,793,000	7,793,000
0.35%, 07/01/10 (a)(c)(d)	19,135,000	19,135,000
0.38%, 07/01/10 (a)(c)(d)	8,020,000	8,020,000
Airport System Refunding RB
Series 2002C
0.40%, 07/07/10 (a)(b)(c)(g)	160,450,000	160,450,000
Airport System Refunding RB
Series 2003A
0.35%, 07/01/10 (a)(b)(c)(d)	9,335,000	9,335,000
Airport System Refunding RB
Series 2004D
0.70% - 0.78%, 10/01/10	8,850,000	8,944,638
Airport System Refunding RB
Series 2007A
0.63%, 07/01/10 (a)(c)(d)	30,395,000	30,395,000
Airport System Revenue CP
Series One A1, A2 & B
0.38%, 08/12/10 (b)	23,500,000	23,500,000
0.39%, 08/12/10 (b)	20,000,000	20,000,000

		626,241,442

Florida 7.4%
Alachua Cnty Health Facilities Auth
Health Facilities RB (Shands HealthCare)
Series 2008A
0.38%, 08/09/10 (b)	25,000,000	25,000,000
Brevard Cnty HFA
M/F Housing Refunding RB (Shore View Apts)
Series 1995
0.33%, 07/01/10 (a)(b)	1,900,000	1,900,000
Brevard County School Board
RAN
Series 2010
0.53%, 04/22/11	24,000,000	24,283,588
Broward Cnty HFA
M/F Housing RB (Sawgrass Pines Apts)
Series 1993A
0.38%, 07/01/10 (a)(b)	11,000,000	11,000,000
Broward Cnty SD
COP
Series 2005A
0.33%, 07/01/10 (a)(b)(c)(d)	5,510,000	5,510,000
Cape Coral
CP Notes
0.35%, 08/03/10 (b)	41,000,000	41,000,000
0.39%, 10/05/10 (b)	31,788,000	31,788,000
Capital Trust Agency
Housing RB (Atlantic Housing Foundation Properties)
Series 2008A
0.31%, 07/01/10 (a)(b)	10,000,000	10,000,000
Charlotte Cnty HFA
M/F Housing RB (Murdock Circle Apts)
Series 2000
0.27%, 07/07/10 (a)(b)	2,800,000	2,800,000
Collier Cnty HFA
M/F Housing RB (Brittany Bay Apts)
Series 2001A
0.27%, 07/07/10 (a)(b)	3,800,000	3,800,000
Duval Cnty School Board
COP (Master Lease Program)
Series 2007
0.33%, 07/01/10 (a)(b)(c)(d)	16,171,000	16,171,000
Florida
Housing Facility RB (Florida State Univ)
Series 2005A
0.31%, 07/01/10 (a)(b)(c)(d)	11,960,000	11,960,000
Florida Dept of Transportation
Turnpike RB
Series 2006A
0.40%, 10/07/10 (c)(d)	7,110,000	7,110,000
Florida Housing Finance Corp
Housing RB (Caribbean Key Apts)
Series 1996F
0.28%, 07/07/10 (a)(b)	290,000	290,000
Housing RB (Heritage Pointe Apts)
Series 1999I-1
0.28%, 07/07/10 (a)(b)	6,960,000	6,960,000

See financial notes 15

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Housing RB (Tiffany Club Apts)
Series 1996P
0.28%, 07/07/10 (a)(b)	5,550,000	5,550,000
Housing RB (Timberline Apts)
Series 1999P
0.28%, 07/07/10 (a)(b)	6,635,000	6,635,000
M/F Mortgage RB (Clear Harbor Apts)
Series 2007H
0.35%, 07/01/10 (a)(b)	3,295,000	3,295,000
M/F Mortgage RB (Lakeshore Apts)
Series 2004H
0.35%, 07/01/10 (a)(b)	7,800,000	7,800,000
M/F Mortgage RB (Lynn Lake Apts)
Series 2005B1
0.35%, 07/01/10 (a)(b)	20,315,000	20,315,000
M/F Mortgage RB (Spring Haven Apts)
Series 2004F
0.35%, 07/01/10 (a)(b)	6,200,000	6,200,000
M/F Mortgage RB (Spring Haven Apts)
Series 2006G
0.35%, 07/01/10 (a)(b)	3,965,000	3,965,000
M/F Mortgage RB (Wellesley Apts)
Series 2003O
0.28%, 07/07/10 (a)(b)	4,345,000	4,345,000
M/F Mortgage Refunding RB (Grand Reserve at Lee Vista)
Series 2004L
0.31%, 07/01/10 (a)(b)	17,210,000	17,210,000
Florida Local Government Finance Commission
Pooled TECP
Series 1994A
0.33%, 07/13/10 (b)	25,922,000	25,922,000
Florida State Board of Education
Public Education Capital Outlay Bonds
Series 2003B
0.31%, 07/01/10 (a)(c)(d)	8,000,000	8,000,000
Public Education Capital Outlay Bonds
Series 2006D
0.32%, 07/01/10 (a)(c)(d)	5,615,000	5,615,000
Public Education Capital Outlay Bonds
Series 2006E
0.31%, 07/01/10 (a)(c)(d)	9,965,000	9,965,000
Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health System/Sunbelt)
Series 2006C
0.33%, 07/01/10 (a)(c)(d)	2,500,000	2,500,000
Hillsborough Cnty
CP
Series A
0.40%, 10/14/10 (b)	19,700,000	19,700,000
Solid Waste & Resource Recovery RB
Series 2006A
0.35%, 07/01/10 (a)(b)(c)(d)	9,565,000	9,565,000
Hillsborough Cnty Aviation Auth
RB (Tampa International Airport)
Series 2008A
0.35%, 07/01/10 (a)(b)(c)(d)	49,970,000	49,970,000
Hillsborough Cnty Educational Facilities Auth
RB (Univ of Tampa)
Series 2000
0.45%, 07/01/10 (a)(b)	4,500,000	4,500,000
Hillsborough Cnty HFA
M/F Housing RB (Hunt Club Apts)
Series 2008
0.30%, 07/01/10 (a)(b)	5,445,000	5,445,000
M/F Housing RB (Lake Kathy Apts)
Series 2005
0.35%, 07/01/10 (a)(b)	20,670,000	20,670,000
Hillsborough Cnty IDA
RB (Independent Day School)
Series 2000
0.45%, 07/01/10 (a)(b)	600,000	600,000
Hillsborough County School Board
Sales Tax Refunding RB
Series 2007
0.43%, 11/04/10 (b)(c)(d)	10,960,000	10,960,000
Jacksonville Port Auth
RB
Series 2008
0.35%, 07/01/10 (a)(b)(c)(d)	28,615,000	28,615,000
Jacksonville
Excise Taxes RB
Series 2009C
0.80%, 10/01/10	3,075,000	3,088,096
Jacksonville Economic Development Commission
Educational Facilities RB (Episcopal High School)
Series 2002
0.35%, 07/07/10 (a)(b)	3,000,000	3,000,000
RB (Bolles School)
Series 1999A
0.40%, 07/01/10 (a)(b)	800,000	800,000
Special Facility Airport RB (Holland Sheltair Aviation Group)
Series 2004A1
0.40%, 07/01/10 (a)(b)	3,310,000	3,310,000
Jacksonville Health Facilities Auth
RB (River Garden/The Coves)
Series 1994
0.40%, 07/01/10 (a)(b)	2,490,000	2,490,000
JEA
RB
Series 2005B
0.32%, 07/01/10 (a)(c)(d)	12,645,000	12,645,000
Manatee Cnty HFA
M/F Housing RB (Sabal Palm Harbor Apts)
Series 2000A
0.27%, 07/07/10 (a)(b)	4,200,000	4,200,000
Miami-Dade Cnty
Aviation RB
Series 2008A
0.46%, 07/01/10 (a)(b)(c)(d)	8,250,000	8,250,000
Aviation RB (Miami International Airport)
Series 2007A
0.35%, 07/01/10 (a)(b)(c)(d)	59,490,000	59,490,000
0.35%, 07/01/10 (a)(b)(c)(d)	38,145,000	38,145,000
Sub Special Obligation Bonds
Series 2009
0.35%, 08/19/10 (b)(c)(d)	20,975,000	20,975,000
Water & Sewer System RB
Series 2010
0.33%, 07/01/10 (a)(b)(c)(d)	8,185,000	8,185,000
0.41%, 07/01/10 (a)(b)(c)(d)	2,735,000	2,735,000
Miami-Dade Cnty Expressway Auth
Toll System RB
Series 2006
0.32%, 07/01/10 (a)(b)(c)(d)	35,000,000	35,000,000
Miami-Dade Cnty IDA
Airport Facility RB (FlightSafety)
Series 1999A
0.59%, 07/07/10 (a)(b)	11,750,000	11,750,000
0.59%, 07/07/10 (a)(b)	8,460,000	8,460,000

16 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Airport Facility RB (FlightSafety)
Series 1999B
0.59%, 07/07/10 (a)(b)	11,750,000	11,750,000
0.59%, 07/07/10 (a)(b)	8,480,000	8,480,000
IDRB (Tarmac America)
Series 2004
0.35%, 07/01/10 (a)(b)	2,600,000	2,600,000
RB (Gulliver Schools)
Series 2000
0.32%, 07/01/10 (a)(b)	9,200,000	9,200,000
Miami-Dade Cnty School Board
COP
Series 2006A&B
0.42%, 10/07/10 (b)(c)(d)	27,990,000	27,990,000
COP
Series 2007A
0.30%, 07/01/10 (a)(b)(c)(d)	13,605,000	13,605,000
Ocean Highway & Port Auth
RB
Series 1990
0.35%, 07/07/10 (a)(b)	8,700,000	8,700,000
Okeechobee Cnty
IDRB (Okeechobee Landfill)
Series 1999
0.37%, 07/01/10 (a)(b)	15,000,000	15,000,000
Orange Cnty Health Facilities Auth
Hospital RB (Orlando Regional Healthcare System)
Series 2008E
0.27%, 07/07/10 (a)(b)	4,500,000	4,500,000
Orange Cnty Hsg Finance Auth
M/F Housing RB (Charleston Club Apts)
Series 2001A
0.27%, 07/07/10 (a)(b)	12,730,000	12,730,000
M/F Housing RB (Windsor Pines)
Series 2000E
0.27%, 07/07/10 (a)(b)	4,795,000	4,795,000
Orange Cnty IDA
IDRB (Central Florida YMCA)
Series 2002A
0.32%, 07/01/10 (a)(b)	3,655,000	3,655,000
IDRB (Central Florida YMCA)
Series 2005
0.30%, 07/01/10 (a)(b)	435,000	435,000
Orlando Utilities Commission
Water & Electric Sub RB
Series 1989D
0.41%, 07/01/10 (a)(b)(c)(d)	5,580,000	5,580,000
Orlando-Orange Cnty Expressway Auth
RB
Series 2007A
0.32%, 07/01/10 (a)(b)(c)(d)	25,000,000	25,000,000
0.43%, 12/09/10 (b)(c)(d)	28,555,000	28,555,000
Palm Beach Cnty
Airport RB (Galaxy Aviation)
Series 2000A
0.43%, 07/07/10 (a)(b)	5,975,000	5,975,000
RB (Norton Gallery & School of Art)
Series 1995
0.30%, 07/07/10 (a)(b)	2,500,000	2,500,000
Palm Beach Cnty HFA
M/F Housing Refunding RB (Emerald Bay Club Apts)
Series 2004
0.30%, 07/01/10 (a)(b)	7,000,000	7,000,000
M/F Housing Refunding RB (Spinnaker Landing Apts)
Series 1998
0.34%, 07/01/10 (a)(b)	2,345,000	2,345,000
Palm Beach Cnty School Board
COP
Series 2000A
0.60%, 08/01/10 (b)	7,495,000	7,604,057
Pinellas Cnty Educational Facility Auth
Refunding RB (Shorecrest Preparatory School)
Series 2007
0.31%, 07/01/10 (a)(b)	9,260,000	9,260,000
Pinellas Cnty HFA
M/F Housing RB (Greenwood Apts)
Series 2002A
0.45%, 07/01/10 (a)(b)	3,440,000	3,440,000
Pinellas Cnty Industry Council
RB (Operation Par)
Series 1999
0.45%, 07/01/10 (a)(b)	2,275,000	2,275,000
Polk Cnty
Utility System RB
Series 2004A
0.32%, 07/01/10 (a)(b)(c)(d)	5,000,000	5,000,000
South Florida Water Management District
COP
Series 2006
0.36%, 07/01/10 (a)(c)(d)	9,760,000	9,760,000
South Miami Health Facilities Auth
Hospital RB (Baptist Health South Florida)
Series 2007
0.31%, 07/01/10 (a)(c)(d)	18,145,000	18,145,000
St. Johns Cnty
Transportation Improvement RB
Series 2006
0.33%, 07/01/10 (a)(b)(c)(d)	8,913,000	8,913,000
Water & Sewer Refunding RB
Series 2006
0.31%, 07/01/10 (a)(b)(c)(d)	10,885,000	10,885,000
Sunshine State Government Financing Commission
CP Revenue Notes (Miami-Dade Cnty Program)
Series L
0.36%, 07/07/10 (b)	17,986,000	17,986,000
Tampa Bay Water
Utility System Refunding & RB
Series 2005
0.31%, 07/01/10 (a)(b)(c)(d)	23,235,000	23,235,000
Tohopekaliga Water Auth
Utility System RB
Series 2007
0.31%, 07/01/10 (a)(b)	7,465,000	7,465,000
Univ of South Florida Research Foundation
RB (Interdisciplinary Research Building)
Series 2004A
0.28%, 07/07/10 (a)(b)	17,455,000	17,455,000
Volusia Cnty School Board
COP
Series 2007
0.31%, 07/01/10 (a)(b)(c)(d)	9,290,000	9,290,000
West Palm Beach
Utility System RB
Series 2008C
0.33%, 07/07/10 (a)(b)(c)	52,800,000	52,800,000

See financial notes 17

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Winter Haven
Utility System Refunding RB
Series 2005
0.31%, 07/01/10 (a)(b)(c)(d)	8,055,000	8,055,000

		1,111,400,741

Georgia 2.1%
Atlanta Development Auth
Student Housing Facilities RB (Piedmont/Ellis)
Series 2005A
0.31%, 07/01/10 (a)(b)(c)(d)	24,085,000	24,085,000
Atlanta Urban Residential Finance Auth
M/F Housing RB (Alta Coventry Station Apts)
Series 2007
0.35%, 07/01/10 (a)(b)	16,000,000	16,000,000
M/F Housing RB (Capitol Gateway Apts)
Series 2005
0.35%, 07/01/10 (a)(b)	2,825,000	2,825,000
M/F Housing RB (M St Apts)
Series 2003
0.36%, 07/01/10 (a)(b)	21,000,000	21,000,000
Clayton Cnty & Clayton Cnty Water Auth
Water & Sewerage RB
Series 2001
0.52%, 05/01/11 (b)	5,000,000	5,240,896
Clayton Cnty Housing Auth
M/F Housing RB (Hyde Park Club Apts)
Series 1997
0.29%, 07/07/10 (a)(b)	10,995,000	10,995,000
Cobb Cnty Housing Auth
M/F Housing RB (Walton Green Apts)
Series 1995
0.37%, 07/01/10 (a)(b)	13,500,000	13,500,000
DeKalb Cnty Housing Auth
M/F Housing RB (Brittany Apts)
Series 2001
0.47%, 07/01/10 (a)(b)	7,200,000	7,200,000
DeKalb Private Hospital Auth
Revenue Anticipation Certificates (Children’s Healthcare of Atlanta)
Series 2008
0.23%, 07/07/10 (a)(c)	27,425,000	27,425,000
Revenue Anticipation Certificates (Children’s Healthcare of Atlanta)
Series 2009
0.50%, 09/01/10 (c)(d)	12,395,000	12,395,000
East Point Housing Auth
M/F Housing RB (Eagles Creste Apts)
Series 2003
0.39%, 07/01/10 (a)(b)	12,525,000	12,525,000
Fulton Cnty
Water & Sewerage RB
Series 2004
0.31%, 07/01/10 (a)(b)(c)(d)	12,910,000	12,910,000
Fulton Cnty Housing Auth
M/F Housing RB (Walton Lakes Apts)
Series 2008A
0.26%, 07/07/10 (a)(b)	6,400,000	6,400,000
Gainesville & Hall Cnty Development Auth
RB (Economic Development Corp)
Series 2007
0.45%, 07/01/10 (a)(b)	6,165,000	6,165,000
Georgia
GO Bonds
Series 2007E
0.35%, 07/01/10 (a)(c)(d)	2,860,000	2,860,000
Kennesaw Development Auth
M/F Housing RB (Walton Ridenour Apts)
Series 2004
0.26%, 07/07/10 (a)(b)	7,500,000	7,500,000
Lawrenceville Housing Auth
M/F Housing RB (Chatham Club Apts)
Series 2002
0.32%, 07/01/10 (a)(b)	7,400,000	7,400,000
Marietta Housing Auth
M/F Housing RB (Walton Village Apts)
Series 2005
0.38%, 07/01/10 (a)(b)	14,300,000	14,300,000
M/F Housing Refunding RB (Ashton Place Apts)
Series 1990
0.31%, 07/01/10 (a)(b)	2,500,000	2,500,000
McDonough Housing Auth
M/F Housing RB (Ashley Woods Apts)
Series 2008
0.47%, 07/01/10 (a)(b)	6,300,000	6,300,000
Metropolitan Atlanta Rapid Transit Auth
Sales Tax Refunding RB
Series 2007B
0.31%, 07/01/10 (a)(b)(c)(d)	10,290,000	10,290,000
0.31%, 07/01/10 (a)(c)(d)	3,766,000	3,766,000
Sales Tax Revenue CP Notes
Series 2007D
0.38%, 07/06/10 (c)	10,000,000	10,000,000
Monroe Cnty Development Auth
Pollution Control RB (Georgia Power Plant Scherer)
First Series 2008
0.80%, 01/07/11	9,000,000	9,000,000
Pooler Development Auth
M/F Housing RB (Alta Towne Lake Apts)
Series 2005
0.35%, 07/01/10 (a)(b)	19,500,000	19,500,000
Private Colleges & Universities Auth
RB (Emory Univ)
Series 2008C
0.32%, 07/01/10 (a)(c)(d)	7,470,000	7,470,000
Savannah Economic Development Auth
Exempt Facility RB (Georgia Kaolin Terminal)
Series 1997
0.35%, 07/01/10 (a)(b)	6,000,000	6,000,000
Summerville Development Auth
Exempt Facility RB (Image Industries)
Series 1997
0.44%, 07/01/10 (a)(b)	11,000,000	11,000,000
Webster Cnty IDA
IDRB (Tolleson Lumber)
Series 1999
0.40%, 07/01/10 (a)(b)	4,000,000	4,000,000
Winder-Barrow Cnty Jt Development Auth
IDRB (Price Companies)
Series 2007
0.40%, 07/01/10 (a)(b)	8,890,000	8,890,000
Worth Cnty IDA
Refunding IDRB (Seabrook Peanut)
Series 1996B
0.26%, 07/07/10 (a)(b)	3,700,000	3,700,000

		313,141,896

18 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Hawaii 0.3%
Honolulu
GO Bonds
Series 2005A,C&D
0.32%, 07/01/10 (a)(c)(d)	8,400,000	8,400,000
Wastewater System RB Sr
Series 2006A
0.31%, 07/01/10 (a)(b)(c)(d)	16,360,000	16,360,000
Univ of Hawaii
RB
Series 2006A
0.50%, 02/10/11 (b)(c)(d)	14,380,000	14,380,000

		39,140,000

Idaho 0.3%
Idaho
TAN
Series 2010
0.41%, 06/30/11 (f)	40,000,000	40,631,600

Illinois 4.1%
Aurora
Collateralized S/F Mortgage RB
Series 2007D1
0.35%, 07/01/10 (a)(b)(c)(d)	7,700,000	7,700,000
Carol Stream
M/F Housing Refunding RB (St. Charles Square)
Series 1997
0.28%, 07/07/10 (a)(b)	4,415,000	4,415,000
Chicago
General Airport Second Lien RB
Series 1994B
0.31%, 07/07/10 (a)(b)	14,560,000	14,560,000
General Airport Third Lien RB
Series 2010E
1.08%, 01/01/11	7,820,000	7,846,040
GO Project & Refunding Bonds
Series 2004A
0.56%, 07/01/10 (a)(c)(d)	5,555,000	5,555,000
GO Project & Refunding Bonds
Series 2007A
0.32%, 07/01/10 (a)(c)(d)	7,990,000	7,990,000
GO Refunding Bonds
Series 2008A
0.32%, 07/01/10 (a)(c)(d)	15,980,000	15,980,000
Second Lien RB (Chicago Midway Airport)
Series 2004C
0.34%, 07/01/10 (a)(b)	61,060,000	61,060,000
Wastewater Transmission Refunding Second Lien RB
Series 2006A&B
0.31%, 07/01/10 (a)(b)(c)(d)	11,305,000	11,305,000
Community Unit SD No. 365U
GO Bonds (Valley View)
Series 2005
0.43%, 11/04/10 (b)(c)(d)	15,315,000	15,315,000
Cook Cnty
RB (Catholic Theological Union)
Series 2005
0.26%, 07/07/10 (a)(b)	2,500,000	2,500,000
East Dundee
IDRB (Otto Engineering)
Series 1998
0.45%, 07/01/10 (a)(b)	1,065,000	1,065,000
Illinois
GO Bonds FIRST
Series March 2002
0.34%, 07/01/10 (a)(b)(c)(d)	5,000,000	5,000,000
Illinois Educational Facilities Auth
RB (Northwestern Univ)
Series 2003
0.31%, 07/01/10 (a)(c)(d)	9,900,000	9,900,000
Illinois Finance Auth
IDRB (Camcraft)
Series 1993
1.96%, 07/07/10 (a)(b)	900,000	900,000
Qualified Residential Rental Bonds (River Oaks)
Series 1989
0.29%, 07/07/10 (a)(b)	32,000,000	32,000,000
RB (Advocate Health Care Network)
Series 2003C
0.40%, 03/25/11	10,000,000	10,000,000
RB (Advocate Health Care Network)
Series 2008A1
0.37%, 02/11/11	10,000,000	10,000,000
RB (Aurora Central Catholic High School)
Series 1994
0.26%, 07/07/10 (a)(b)	5,000,000	5,000,000
RB (Catholic Charities Housing Development)
Series 1993A
0.26%, 07/07/10 (a)(b)	9,160,000	9,160,000
RB (Catholic Charities Housing Development)
Series 1993B
0.26%, 07/07/10 (a)(b)	910,000	910,000
RB (Central DuPage Health)
Series 2009B
0.50%, 01/27/11 (c)(d)	19,340,000	19,340,000
RB (Chicagoland Laborers’ District Council Training & Apprentice Fund)
Series 2008
0.41%, 07/07/10 (a)(b)	22,500,000	22,500,000
RB (Erikson Institute)
Series 2007
0.30%, 07/01/10 (a)(b)	6,000,000	6,000,000
RB (FC Harris Pavilion)
Series 1994
0.31%, 07/07/10 (a)(b)	14,960,000	14,960,000
RB (Ingalls Memorial Hospital)
Series 1985C
0.19%, 07/07/10 (a)(b)	11,900,000	11,900,000
RB (Korex)
Series 1990
0.61%, 07/01/10 (a)(b)	4,000,000	4,000,000
RB (Lake Forest Academy)
Series 1994
0.26%, 07/07/10 (a)(b)	4,000,000	4,000,000
RB (Lake Forest College)
Series 2008
0.26%, 07/07/10 (a)(b)	2,500,000	2,500,000
RB (Northwestern Memorial Hospital)
Series 2009
0.31%, 07/01/10 (a)(c)(d)	6,285,000	6,285,000
RB (Northwestern Memorial Hospital)
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	6,000,000	6,000,000

See financial notes 19

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (Regency Park at Lincolnwood)
Series 1991B
0.31%, 07/01/10 (a)(b)(c)(d)	15,925,000	15,925,000
RB (Resurrection Health Care)
Series 1999A
0.36%, 07/01/10 (a)(b)(c)(d)	11,250,000	11,250,000
RB (Richard H. Driehaus Museum)
Series 2005
0.26%, 07/07/10 (a)(b)	3,800,000	3,800,000
RB (St. Ignatius College Prep)
Series 2002
0.26%, 07/07/10 (a)(b)	2,800,000	2,800,000
RB (The Clare at Water Tower)
Series 2005D
0.33%, 07/01/10 (a)(b)	3,700,000	3,700,000
Illinois Health Facilities Auth
RB (Centegra Health System)
Series 2002
0.27%, 07/07/10 (a)(b)(c)	10,000,000	10,000,000
Refunding RB (Lutheran Home & Services)
Series 2003
0.44%, 07/01/10 (a)(b)	12,255,000	12,255,000
Illinois Housing Development Auth
M/F Mortgage Refunding RB (Hyde Park Tower Apts)
Series 2000A
0.33%, 07/07/10 (a)(b)	11,215,000	11,215,000
Illinois Regional Transportation Auth
GO Bonds
Series 2000A
0.56%, 07/01/10 (a)(c)(d)	4,995,000	4,995,000
GO Bonds
Series 2002A
0.56%, 07/01/10 (a)(c)(d)	5,805,000	5,805,000
GO Bonds
Series 2005A
0.31%, 07/01/10 (a)(c)(d)	28,710,000	28,710,000
Lake Cnty
M/F Housing RB (Whispering Oaks Apts)
Series 2008
0.30%, 07/01/10 (a)(b)	3,250,000	3,250,000
Lombard
Refunding IDRB (B&H Partnership)
Series 1995
0.44%, 07/01/10 (a)(b)	1,850,000	1,850,000
Metropolitan Pier & Exposition Auth
Hospitality Facility RB (McCormick Place)
Series 1996A
0.56%, 07/01/10 (a)(b)(c)(d)	26,270,000	26,270,000
McCormick Place Expansion Project Bonds
Series 2002A
0.33%, 07/01/10 (a)(b)(c)(d)	6,210,000	6,210,000
0.33%, 07/01/10 (a)(b)(c)(d)	11,855,000	11,855,000
Metropolitan Water Reclamation District of Greater Chicago
Unlimited Tax GO Refunding Bonds
Series 2007B
0.56%, 07/01/10 (a)(c)(d)	7,020,000	7,020,000
Unlimited Tax GO Refunding Bonds
Series 2007B&C
0.41%, 07/01/10 (a)(c)(d)	43,920,000	43,920,000
Northern Illinois Municipal Power Agency
Power Project RB (Prairie State)
Series 2007A
0.33%, 07/01/10 (a)(b)(c)(d)	13,095,000	13,095,000
Palatine Village
Special Facility RB (Little City for Community Development)
Series 1998
0.36%, 07/07/10 (a)(b)	5,000,000	5,000,000
Rockford
IDRB (Rockford Industrial Welding Supply)
Series 1996
0.85%, 07/01/10 (a)(b)	2,000,000	2,000,000
Southwestern Illinois Development Auth
Refunding IDRB (Holten Meat)
Series 2004
0.38%, 07/01/10 (a)(b)	6,860,000	6,860,000
Univ of Illinois
Auxiliary Facilities System RB
Series 2006
0.32%, 07/01/10 (a)(c)(d)	24,660,000	24,660,000
Refunding RB
Series 2008
0.25%, 07/07/10 (a)(b)	9,500,000	9,500,000
Upper Illinois River Valley Development Auth
M/F Housing RB (Morris Supportive Living)
Series 2007
1.25%, 01/01/11 (b)	4,000,000	4,000,000
Yorkville
IDRB (FE Wheaton & Co)
Series 1996
0.85%, 07/01/10 (a)(b)	700,000	700,000

		612,291,040

Indiana 1.0%
Columbia City
RB (Precision Plastics)
Series 1997
0.53%, 07/07/10 (a)(b)	1,700,000	1,700,000
Elkhart Cnty
RB (West Plains Apts)
Series 1998A
1.96%, 07/07/10 (a)(b)	1,540,000	1,540,000
Goshen
Economic Development RB (Goshen College)
Series 2007
0.30%, 07/01/10 (a)(b)	10,000,000	10,000,000
Indiana Finance Auth
Environmental Refunding RB (Duke Energy Indiana)
Series 2009A1
0.29%, 07/07/10 (a)(b)	6,000,000	6,000,000
Health System Refunding RB (Sisters of St. Francis Health Services)
Series 2008C
0.43%, 11/04/10 (c)(d)	14,705,000	14,705,000
IDRB (Big Sky Park)
Series 1999
0.40%, 07/01/10 (a)(b)	2,940,000	2,940,000
Refunding & RB (Trinity Health)
Series 2009A
0.50%, 01/27/11 (c)(d)	24,090,000	24,090,000
Indiana Housing & Community Development Agency
S/F Mortgage RB
Series 2007A
0.44%, 07/01/10 (a)(c)(d)	4,475,000	4,475,000
Indiana Municipal Power Agency
Power Supply System RB
Series 2006A
0.32%, 07/01/10 (a)(b)(c)(d)	25,250,000	25,250,000

20 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Indianapolis
M/F Housing RB (Nora Pines Apts)
Series 2001
0.34%, 07/01/10 (a)(b)	9,275,000	9,275,000
Indianapolis Local Public Improvement Bond Bank
Waterworks Project Bonds
Series 2009A
0.35%, 08/19/10 (b)(c)(d)	14,545,000	14,545,000
Lawrenceburg
Pollution Control Refunding RB (Indiana Michigan Power)
Series H
0.37%, 07/01/10 (a)(b)	15,900,000	15,900,000
Middlebury Schools Building Corp
First Mortgage Bonds
Series 2006A
0.40%, 10/21/10 (b)(c)(d)	10,092,000	10,092,000
St. Joseph Cnty
RB (Corby Apts)
Series 1997B
1.96%, 07/07/10 (a)(b)	3,090,000	3,090,000
RB (Pin Oaks Apts)
Series 1997A
1.96%, 07/07/10 (a)(b)	1,000,000	1,000,000
RB (Western Manor Apts)
Series 1997C
1.96%, 07/07/10 (a)(b)	2,130,000	2,130,000

		146,732,000

Iowa 0.5%
Iowa Finance Auth
M/F Housing RB (Country Club Village)
Series 2006
0.33%, 07/01/10 (a)(b)	11,370,000	11,370,000
Midwestern Disaster Area RB (Cargill)
Series 2009A
0.38%, 07/01/10 (a)	30,000,000	30,000,000
Midwestern Disaster Area RB (Cargill)
Series 2009B
0.38%, 07/01/10 (a)	25,000,000	25,000,000
Solid Waste Disposal RB (MidAmerican Energy)
Series 2008A
0.41%, 07/07/10 (a)	11,000,000	11,000,000
Iowa Higher Education Loan Auth
Private College Facility RB (Graceland Univ)
Series 2003
0.30%, 07/01/10 (a)(b)	1,965,000	1,965,000

		79,335,000

Kansas 0.1%
Unified Government of Wyandotte Cnty & Kansas City
Utility System Refunding RB
Series 2004
0.32%, 07/01/10 (a)(b)(c)(d)	20,730,000	20,730,000

Kentucky 0.9%
Carroll Cnty
Solid Waste Disposal Revenue & Refunding RB (Celotex Corp)
Series 2000
0.33%, 07/01/10 (a)(b)	12,790,000	12,790,000
Danville
Lease RB
Series 1989
0.50%, 07/08/10 (b)	22,800,000	22,800,000
Kentucky Economic Development Finance Auth
Health Care Refunding RB (Christian Care Communities)
Series 2007A
0.34%, 07/01/10 (a)(b)	13,925,000	13,925,000
RB (Catholic Health Initiatives)
Series 2009B
0.31%, 07/01/10 (a)(c)(d)	11,250,000	11,250,000
Kentucky Housing Corp
Housing RB
Series 2002A
0.30%, 07/07/10 (a)(c)(d)	620,000	620,000
Kentucky State Property & Buildings Commission
Refunding RB Project No. 84
0.49%, 07/01/10 (a)(c)(d)	34,235,000	34,235,000
Lexington-Fayette Urban Cnty Government
Residential Facilities Refunding RB (Richmond Place Assoc)
Series 1987
0.70%, 04/01/11 (b)	8,010,000	8,010,000
Louisville & Jefferson Cnty Metro Sewer District
Sewer & Drainage System RB
Series 2001A
0.32%, 07/01/10 (a)(b)(c)(d)	8,000,000	8,000,000
Mason Cnty
Pollution Control RB (East Kentucky Power Coop) Pooled
Series 1984B2
0.99%, 07/07/10 (a)(b)	9,580,000	9,580,000
Pollution Control RB (East Kentucky Power Coop) Pooled
Series 1984B3
0.99%, 07/07/10 (a)(b)	8,700,000	8,700,000
Richmond
IDRB (Mikron)
Series 1995
0.40%, 07/07/10 (a)(b)	1,000,000	1,000,000

		130,910,000

Louisiana 1.3%
Ascension Parish IDB
RB (BASF Corp)
Series 2009
0.34%, 07/07/10 (a)	15,000,000	15,000,000
East Baton Rouge Parish
Sales Tax Refunding RB
Series 2008A
0.36%, 07/07/10 (a)(b)	8,100,000	8,100,000
Louisiana HFA
M/F Housing RB (Belmont Village Apts)
Series 2009
0.31%, 07/01/10 (a)(b)	8,950,000	8,950,000
M/F Housing RB (Jefferson Lakes Apts)
Series 2007
0.39%, 07/01/10 (a)(b)	14,900,000	14,900,000
M/F Housing RB (Lapalco Court Apts)
Series 2007
0.39%, 07/01/10 (a)(b)	6,400,000	6,400,000
Louisiana Municipal Natural Gas Purchasing & Distribution Auth
RB (Gas Project No. 1)
Series 2006
0.33%, 07/01/10 (a)(b)(c)(d)	63,919,000	63,919,000

See financial notes 21

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Louisiana Public Facilities Auth
RB (C-Port)
Series 2008
0.32%, 07/01/10 (a)(b)	6,000,000	6,000,000
Louisiana State Univ & Agricultural and Mechanical College
Auxiliary RB
Series 2006
0.40%, 10/21/10 (b)(c)(d)	27,440,000	27,440,000
New Orleans IDB
M/F Housing RB (3700 Orleans)
Series 2000
0.35%, 07/01/10 (a)(b)	29,000,000	29,000,000
Plaquemines Port, Harbor & Terminal District
Port Facilities Refunding RB
Series 1984B
1.20%, 03/15/11 (b)	16,400,000	16,400,000

		196,109,000

Maine 0.0%
Maine Finance Auth
RB (Jackson Laboratory)
Series 2002
0.35%, 07/01/10 (a)(b)	4,840,000	4,840,000

Maryland 1.0%
Maryland Community Development Administration
Housing RB
Series 2006D & 2007B
0.45%, 10/21/10 (c)(d)	9,255,000	9,255,000
Residential RB
Series 2007A
0.37%, 07/01/10 (a)(c)(d)	14,115,000	14,115,000
Residential RB
Series 2007D
0.30%, 07/07/10 (a)(c)(d)	5,635,000	5,635,000
Maryland Health & Higher Educational Facilities Auth
CP Revenue Notes (John Hopkins Health System)
Series E
0.37%, 08/04/10 (b)	20,000,000	20,000,000
0.40%, 08/06/10 (b)	21,500,000	21,500,000
CP Revenue Notes (John Hopkins Health System)
Series F
0.38%, 08/09/10 (b)	11,500,000	11,500,000
0.42%, 10/05/10 (b)	11,500,000	11,500,000
Mortgage RB (Western Maryland Health System)
Series 2006A
0.43%, 12/09/10 (b)(c)(d)	14,125,000	14,125,000
RB (Goucher College)
Series 2007
0.30%, 07/01/10 (a)(b)	11,110,000	11,110,000
RB (LifeBridge Health)
Series 2008
0.33%, 07/01/10 (a)(b)(c)(d)	9,000,000	9,000,000
RB (MedStar Health)
Series 2007
0.32%, 07/01/10 (a)(b)(c)(d)	13,000,000	13,000,000
RB (Pooled Loan Program)
Series 1994D
0.30%, 07/01/10 (a)(b)	602,000	602,000
Montgomery Cnty Housing Opportunities Commission
Housing RB (Oakfield Apts)
Series 2005I
0.27%, 07/07/10 (a)(b)	8,800,000	8,800,000

		150,142,000

Massachusetts 3.1%
Marlborough
GO BAN
0.44%, 06/22/11	2,874,958	2,904,673
Massachusetts
GO Bonds Consolidated Loan of 2007
Series C
0.32%, 07/01/10 (a)(c)(d)	2,800,000	2,800,000
GO Refunding Bonds
Series 2004A
0.49%, 07/01/10 (a)(c)(d)	20,545,000	20,545,000
0.49%, 07/01/10 (a)(c)(d)	27,625,000	27,625,000
GO Refunding Bonds
Series 2004B
0.56%, 07/01/10 (a)(c)(d)	7,570,000	7,570,000
Massachusetts Bay Transportation Auth
Assessment Bonds
Series 2006A
0.56%, 07/01/10 (a)(c)(d)	7,930,000	7,930,000
Sr Sales Tax Bonds
Series 2005A
0.56%, 07/01/10 (a)(c)(d)	5,470,000	5,470,000
Sr Sales Tax Bonds
Series 2008A1
0.20%, 07/07/10 (a)(c)	2,400,000	2,400,000
Sr Sales Tax Bonds
Series 2010A
0.40%, 07/01/10 (a)(e)	6,000,000	6,000,000
Massachusetts Department of Transportation
Sub RB (Contract Assistance Secured)
Series 2010A3
0.21%, 07/07/10 (a)(b)	2,800,000	2,800,000
Massachusetts Development Finance Agency
First Mortgage RB (Brookhaven at Lexington)
Series 2005B
0.38%, 07/01/10 (a)(b)	1,740,000	1,740,000
M/F Housing RB (Archstone Reading Apts)
Series 2004A
0.35%, 07/01/10 (a)(b)	12,560,000	12,560,000
M/F Housing Refunding RB (Kensington at Chelmsford)
Series 2002
0.29%, 07/01/10 (a)(b)	15,450,000	15,450,000
RB (Abby Kelley Foster Charter Public School)
Series 2008
0.29%, 07/01/10 (a)(b)	2,300,000	2,300,000
RB (Boston Univ)
Series U6A
0.16%, 07/01/10 (a)(b)	14,400,000	14,400,000
RB (Marine Biological Laboratory)
Series 2006
0.32%, 07/01/10 (a)(b)	7,970,000	7,970,000
RB (Masonic Nursing Home)
Series 2002A
0.26%, 07/07/10 (a)(b)	4,030,000	4,030,000
RB (Tabor Academy)
Series 2007B
0.24%, 07/07/10 (a)(b)	900,000	900,000

22 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (WGBH Educational Foundation)
Series 2008B
0.31%, 07/01/10 (a)(b)(c)(d)	9,600,000	9,600,000
RB (YMCA of Greater Worcester)
Series 2006
0.24%, 07/07/10 (a)(b)	6,900,000	6,900,000
Resource Recovery RB (Waste Management)
Series 1999
0.29%, 07/07/10 (a)(b)	7,000,000	7,000,000
Massachusetts Health & Educational Facilities Auth
RB (Amherst College)
Series H
0.48%, 07/08/10	5,797,000	5,797,000
RB (Boston College)
Series N
0.22%, 07/01/10 (a)(c)(d)	1,000,000	1,000,000
RB (Partners HealthCare System)
Series 2005F4
0.26%, 07/01/10 (a)(c)	50,000,000	50,000,000
RB (Partners HealthCare System)
Series 2007G6
0.32%, 07/01/10 (a)(c)(d)	50,250,000	50,250,000
RB (Partners HealthCare System)
Series 2008H1
0.28%, 07/12/10	3,000,000	3,000,000
0.32%, 09/15/10	6,300,000	6,300,000
RB (Partners HealthCare System)
Series 2010J1
0.31%, 07/01/10 (a)(c)(d)	13,675,000	13,675,000
RB (South Shore Hospital)
Series 2008G
0.34%, 07/01/10 (a)(b)(c)	54,125,000	54,125,000
RB (Stonehill College)
Series 2008K
0.16%, 07/01/10 (a)(b)	660,000	660,000
RB (Worcester City Campus - Univ of Massachusetts)
Series 2005D
0.31%, 07/01/10 (a)(b)(c)(d)	11,175,000	11,175,000
Massachusetts HFA
Housing Bonds
Series 2005D
0.35%, 07/01/10 (a)(c)(d)	7,830,000	7,830,000
Housing Bonds
Series 2010B
0.37%, 07/02/10 (a)(c)(d)	3,750,000	3,750,000
S/F Housing RB
Series 122
0.42%, 07/01/10 (a)(c)(d)	20,415,000	20,415,000
Massachusetts School Building Auth
Dedicated Sales Tax Bonds
Series 2005A
0.31%, 07/01/10 (a)(c)(d)	3,100,000	3,100,000
0.32%, 07/01/10 (a)(c)(d)	10,840,000	10,840,000
0.32%, 07/01/10 (a)(c)(d)	9,900,000	9,900,000
Dedicated Sales Tax Bonds
Series 2007A
0.32%, 07/01/10 (a)(c)(d)	5,400,000	5,400,000
0.36%, 07/01/10 (a)(c)(d)	3,690,000	3,690,000
Massachusetts Water Pollution Abatement Trust
Pool Program Refunding Bonds
Series 2006
0.32%, 07/01/10 (a)(c)(d)	595,000	595,000
State Revolving Fund Bonds
Series 14
0.32%, 07/01/10 (a)(c)(d)	4,365,000	4,365,000
Massachusetts Water Resources Auth
General RB
Series 2002J
0.32%, 07/01/10 (a)(c)(d)	7,500,000	7,500,000
0.32%, 07/01/10 (a)(c)(d)	3,500,000	3,500,000
General RB
Series 2007A
0.50%, 09/01/10 (c)(d)	19,075,000	19,075,000
General Refunding RB
Series 2007B
0.35%, 07/01/10 (a)(c)(d)	2,530,000	2,530,000
Middleton
GO BAN
0.36%, 12/09/10	5,000,000	5,036,038

		472,402,711

Michigan 2.4%
Detroit
Sewage Disposal System Second Lien RB
Series 2001B
0.41%, 07/01/10 (a)(b)(c)(d)	12,110,000	12,110,000
Sewage Disposal System Sr Lien Refunding RB
Series 2006D
0.59%, 07/01/10 (a)(b)(c)(d)	4,990,000	4,990,000
Hennepin Cnty Housing & Redevelopment Auth
M/F Housing RB (City Apts at Loring Park)
Series 2001
0.36%, 07/01/10 (a)(b)	17,250,000	17,250,000
Michigan Housing Development Auth
Rental Housing RB
Series 2000A
0.27%, 07/07/10 (a)(c)	19,945,000	19,945,000
Rental Housing RB
Series 2006D
0.38%, 07/01/10 (a)(c)(d)	7,850,000	7,850,000
S/F Mortgage RB
Series 2003C
0.43%, 07/07/10 (a)(b)(c)	6,410,000	6,410,000
S/F Mortgage RB
Series 2007D
0.35%, 07/01/10 (a)(c)	14,160,000	14,160,000
S/F Mortgage RB
Series 2007F
0.29%, 07/07/10 (a)(c)	30,000,000	30,000,000
Michigan Job Development Auth
Limited Obligation RB (Frankenmuth Bavarian Inn Motor Lodge)
Series 1985
0.45%, 07/01/10 (a)(b)	7,100,000	7,100,000
Michigan Municipal Bond Auth
RAN
Series 2009C2
0.65% - 0.85%, 08/20/10 (b)	34,800,000	34,878,073
Michigan State Hospital Finance Auth
RB (Ascension Health)
Series 1999B3
0.69%, 08/15/10	13,000,000	13,032,769
RB (Ascension Health)
Series 2010
0.40%, 07/01/10 (a)(e)	17,220,000	17,220,000
Michigan State Strategic Fund
Limited Obligation RB (American Cancer Society)
Series 2000
0.33%, 07/01/10 (a)(b)	2,465,000	2,465,000

See financial notes 23

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Limited Obligation RB (Consumers Energy)
Series 2005
0.25%, 07/07/10 (a)(b)	7,000,000	7,000,000
Limited Obligation RB (Metaltec Steel Abrasive)
Series 2006
0.40%, 07/01/10 (a)(b)	1,980,000	1,980,000
Limited Obligation RB (United Machining)
Series 1998
0.48%, 07/01/10 (a)(b)	1,300,000	1,300,000
Limited Obligation Refunding RB (Van Andel Research Institute)
Series 2008
0.21%, 07/07/10 (a)(b)	56,880,000	56,880,000
Oakland Cnty
Limited Obligation RB (Husky Envelope Products)
Series 1999
0.48%, 07/01/10 (a)(b)	540,000	540,000
Wayne Cnty Airport Auth
Airport RB (Detroit Metropolitan Airport)
Series 2005
0.34%, 07/01/10 (a)(b)(c)(d)	41,945,000	41,945,000
Airport RB (Detroit Metropolitan Airport)
Series 2008A
0.35%, 07/01/10 (a)(b)(c)(d)	47,715,000	47,715,000
Airport Refunding RB (Detroit Metropolitan Airport)
Series 2008C
0.32%, 07/01/10 (a)(b)	14,000,000	14,000,000
0.32%, 07/01/10 (a)(b)	9,525,000	9,525,000

		368,295,842

Minnesota 1.5%
East Grand Forks
Solid Waste Disposal Refunding RB (American Crystal Sugar)
Series 2009
0.32%, 07/01/10 (a)(b)	19,350,000	19,350,000
Eden Prairie
M/F Housing RB
Series 2003A
0.38%, 07/02/10 (a)(b)	17,500,000	17,500,000
Hennepin Cnty Housing & Redevelopment Auth
M/F Housing Refunding RB (Stone Arch Apts)
Series 2002
0.33%, 07/01/10 (a)(b)	2,800,000	2,800,000
Mendota Heights
Refunding IDRB (Dakota Business Plaza)
Series 2000
0.52%, 07/01/10 (a)(b)	2,300,000	2,300,000
Minnesota HFA
Rental Housing Bonds
Series 2006B, 2006C1 & 2007A1
0.53%, 02/10/11 (c)(d)	10,775,000	10,775,000
Residential Housing Finance Bonds
Series 2005M
0.32%, 07/01/10 (a)(c)	8,355,000	8,355,000
Residential Housing Finance Bonds
Series 2006G
0.37%, 07/01/10 (a)(c)(d)	4,970,000	4,970,000
Residential Housing Finance Bonds
Series 2009F
0.31%, 07/01/10 (a)(c)	6,515,000	6,515,000
Minnesota Higher Education Facilities Auth
RB (Hamline Univ)
Series Six-E1
0.29%, 07/01/10 (a)(b)	1,935,000	1,935,000
RB (Hamline Univ)
Series Six-E2
0.29%, 07/01/10 (a)(b)	3,565,000	3,565,000
Rochester
Health Care Facilities RB (Mayo Foundation)
Series 1992B
0.32%, 08/11/10	3,600,000	3,600,000
Health Care Facilities RB (Mayo Foundation)
Series 2000A
0.32%, 07/14/10	74,000,000	74,000,000
Health Care Facilities RB (Mayo Foundation)
Series 2001D
0.32%, 08/11/10 (c)	35,500,000	35,500,000
St. Louis Park
M/F Housing RB (At The Park)
Series 2002A
0.43%, 07/02/10 (a)(b)	3,135,000	3,135,000
Western Minnesota Municipal Power Agency
Power Supply RB
Series 2006A
0.42%, 10/07/10 (b)(c)(d)	27,490,000	27,490,000

		221,790,000

Mississippi 0.6%
Mississippi Business Finance Corp
IDRB (Electric Mills Wood Preserving)
Series 1999
0.45%, 07/01/10 (a)(b)	5,000,000	5,000,000
RB (Jackson Medical Mall Foundation)
Series 2008A
0.30%, 07/01/10 (a)(b)	4,685,000	4,685,000
RB (PSL North America)
Series 2007A
0.31%, 07/01/10 (a)(b)	58,000,000	58,000,000
Mississippi Home Corp
M/F Housing RB (Edgewood Manor Apts)
Series 2008-2
0.39%, 07/01/10 (a)(b)	6,750,000	6,750,000
Mississippi Hospital Equipment & Facilities Auth
RB (Baptist Memorial Health Care)
Series 2004B1
0.31%, 07/01/10 (a)(c)(d)	18,635,000	18,635,000

		93,070,000

Missouri 1.9%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District
Mass Transit Sales Tax Appropriation Refunding Bonds
Series 2009
0.33%, 07/01/10 (a)(b)(c)(d)	5,500,000	5,500,000
Blue Springs IDA
M/F Housing RB (Autumn Place Apts)
Series 2004
0.35%, 07/01/10 (a)(b)	8,400,000	8,400,000
Kansas City IDA
M/F Housing RB (Clay Terrace Apts)
Series 2006
0.35%, 07/01/10 (a)(b)	10,440,000	10,440,000
M/F Housing RB (Timberlane Village Apts)
Series 1986
0.36%, 07/01/10 (a)(b)	18,400,000	18,400,000

24 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (Kansas City Downtown Redevelopment District)
Series 2006B
0.25%, 07/07/10 (a)(b)	5,350,000	5,350,000
Missouri Development Finance Board
Air Cargo Facility Refunding RB (St. Louis Air Cargo Services)
Series 2000
0.37%, 07/01/10 (a)(b)	12,000,000	12,000,000
CP Lease Revenue Notes
Series 2006A
0.30%, 07/14/10 (b)	5,055,000	5,054,950
Lease Revenue Notes
Series 2005A
0.32%, 07/14/10 (b)	12,669,000	12,668,873
Missouri Health & Educational Facilities Auth
Educational Facilities RB (Washington Univ)
Series 2003A
0.31%, 07/01/10 (a)(c)(d)	5,325,000	5,325,000
Health Facilities RB (SSM Health Care)
Series 2005B
0.64%, 08/05/10	41,000,000	41,000,000
Health Facilities RB (SSM Health Care)
Series 2010D
0.23%, 07/07/10 (a)(b)	25,000,000	25,000,000
Missouri Higher Education Loan Auth
Student Loan RB Sr
Series 2008A2
0.35%, 07/01/10 (a)(b)	56,250,000	56,250,000
Missouri Housing Development Commission
S/F Mortgage RB (Homeownership Loan Program)
Series 2004A1
0.46%, 07/01/10 (a)(c)(d)	2,435,000	2,435,000
Missouri Jt Municipal Electric Utility Commission
Power Project RB (Prairie State)
Series 2007A
0.31%, 07/01/10 (a)(b)(c)(d)	12,105,000	12,105,000
St. Charles Cnty IDA
M/F Housing Refunding RB (Time Centre Apts Phase I)
Series 2004A
0.38%, 07/01/10 (a)(b)	15,600,000	15,600,000
M/F Housing Refunding RB (Time Centre Apts Phase II)
Series 2004B
0.38%, 07/01/10 (a)(b)	4,500,000	4,500,000
St. Louis IDA
IDRB (Kessler Container)
Series 1997A
0.45%, 07/01/10 (a)(b)	1,200,000	1,200,000
M/F Housing RB (Black Forest Apts)
Series 1997
0.35%, 07/01/10 (a)(b)	4,000,000	4,000,000
M/F Housing RB (Southwest Crossing)
Series 2001
0.35%, 07/01/10 (a)(b)	9,500,000	9,500,000
M/F Housing RB (Whispering Lakes Apts)
Series 1995
0.35%, 07/01/10 (a)(b)	7,435,000	7,435,000
M/F Housing Refunding RB (Merchandise Mart Apts)
Series 2005A
0.35%, 07/01/10 (a)(b)	20,475,000	20,475,000
Washington IDA
IDRB (Clemco Industries)
Series 1997
0.60%, 07/01/10 (a)(b)	2,450,000	2,450,000
IDRB (Pauwels Transformers)
Series 1995
0.55%, 07/01/10 (a)(b)	1,500,000	1,500,000

		286,588,823

Nebraska 0.6%
Nebraska Investment Finance Auth
S/F Housing RB
Series 2006F
0.38%, 07/01/10 (a)(c)(d)	6,750,000	6,750,000
S/F Housing RB
Series 2007D
0.25%, 07/07/10 (a)(c)	11,090,000	11,090,000
Nebraska Public Power District
General RB
Series 2006A
0.32%, 07/01/10 (a)(b)(c)(d)	17,995,000	17,995,000
Omaha Public Power District
Electric System RB
Series 2005A
0.32%, 07/01/10 (a)(b)(c)(d)	22,135,000	22,135,000
Electric System RB
Series 2006A
0.50%, 01/20/11 (c)(d)	10,055,000	10,055,000
Electric System Sub RB
Series 2006B
0.32%, 07/01/10 (a)(c)(d)	3,570,000	3,570,000
Stanton Cnty
IDRB (Nucor Corp)
Series 1996
0.33%, 07/07/10 (a)	19,300,000	19,300,000

		90,895,000

Nevada 1.9%
Clark Cnty
Airport System Jr Sub Lien Revenue Notes
Series 2009A
0.78%, 07/15/10	40,000,000	40,000,000
Airport System Sub Lien RB
Series 2007A1
0.35%, 07/01/10 (a)(b)(c)(d)	7,160,000	7,160,000
Limited Tax GO Bond Bank Bonds
Series 2006
0.50%, 02/10/11 (c)(d)	17,125,000	17,125,000
Limited Tax GO Bond Bank Bonds
Series 2008
0.31%, 07/01/10 (a)(c)(d)	18,170,000	18,170,000
Passenger Facility Charge RB (Las Vegas-McCarran International Airport)
Series 2007A2
0.50%, 01/27/11 (b)(c)(d)	45,780,000	45,780,000
Sales & Excise Tax Revenue CP Notes
Series 2008A&B
0.40%, 07/08/10 (b)	14,800,000	14,800,000
Clark Cnty SD
Limited Tax GO Bonds
Series 2006B
0.33%, 07/01/10 (a)(b)(c)(d)	7,125,000	7,125,000
0.33%, 07/01/10 (a)(c)(d)	15,660,000	15,660,000

See financial notes 25

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Las Vegas Valley Water District
GO Limited Tax Water CP
Series 2004B
0.35%, 08/04/10 (c)	22,000,000	22,000,000
0.38%, 08/09/10 (c)	15,400,000	15,400,000
GO Limited Tax Water Refunding Bonds
Series 2003A
0.31%, 07/01/10 (a)(b)(c)(d)	10,360,000	10,360,000
Nevada Dept of Business & Industry
RB (LVE Energy Partners)
Series 2007
0.40%, 07/01/10 (a)(b)	13,100,000	13,100,000
Nevada Housing Division
M/F Housing RB (Apache Pines Apts)
Series 1999A
0.32%, 07/01/10 (a)(b)	7,415,000	7,415,000
M/F Housing RB (Banbridge Apts)
Series 2000A
0.40%, 07/01/10 (a)(b)	3,960,000	3,960,000
M/F Housing RB (Sierra Pointe Apts)
Series 2005
0.32%, 07/01/10 (a)(b)	6,065,000	6,065,000
M/F Housing RB (Silver Pines Apts)
Series 2002A
0.32%, 07/01/10 (a)(b)	8,600,000	8,600,000
M/F Housing RB (St. Rose Seniors Apts)
Series 2002A
0.32%, 07/01/10 (a)(b)	14,770,000	14,770,000
M/F Housing Refunding RB (Oakmont)
Series 2002
0.40%, 07/01/10 (a)(b)	4,350,000	4,350,000
Truckee Meadows Water Auth
Water Refunding RB
Series 2006
0.42%, 11/04/10 (b)(c)(d)	10,260,000	10,260,000
Water Refunding RB
Series 2007
0.30%, 07/01/10 (a)(b)(c)(d)	9,990,000	9,990,000

		292,090,000

New Hampshire 0.2%
New Hampshire Business Finance Auth
Solid Waste Disposal RB (Lonza Biologics)
Series 2003
0.42%, 07/01/10 (a)(b)	30,000,000	30,000,000
New Hampshire HFA
S/F Mortgage Acquisition RB
Series 2005E
0.37%, 07/01/10 (a)(c)(d)	3,120,000	3,120,000
S/F Mortgage Acquisition RB
Series 2006B
0.37%, 07/01/10 (a)(c)(d)	3,810,000	3,810,000

		36,930,000

New Jersey 1.5%
Burlington Cnty
BAN
Series 2009B
0.52%, 09/10/10	23,000,000	23,043,547
East Brunswick Township
BAN
0.57%, 04/27/11	10,000,000	10,157,726
Monroe Township
BAN
0.42%, 02/09/11	14,000,000	14,049,317
New Jersey Economic Development Auth
IDRB (Advanced Drainage Systems)
Series 2007
0.35%, 07/01/10 (a)(b)	7,085,000	7,085,000
RB (Chambers Co-Generation)
0.38%, 07/06/10 (b)	30,000,000	30,000,000
RB (Hamilton Industrial Development)
Series 1998
0.39%, 07/07/10 (a)(b)	4,060,000	4,060,000
RB (Research & Manufacturing Corp of America)
Series 2006
0.47%, 07/01/10 (a)(b)	3,415,000	3,415,000
RB (Thermal Energy Limited Partnership I)
Series 1997
0.25%, 07/07/10 (a)(b)	17,400,000	17,400,000
New Jersey Health Care Facilities Financing Auth
RB (Princeton HealthCare System)
Series 2010A
0.26%, 07/01/10 (a)(b)	7,000,000	7,000,000
New Jersey State Higher Education Assistance Auth
Student Loan RB
Series 2008A
0.37%, 07/01/10 (a)(b)(c)(d)	18,245,000	18,245,000
0.38%, 07/01/10 (a)(b)(c)(d)	7,640,000	7,640,000
Student Loan RB
Series 2010 Class A2
0.38%, 07/01/10 (a)(c)(d)	16,000,000	16,000,000
New Jersey Transportation Trust Fund Auth
Transportation System Bonds
Series 2001C
0.42%, 12/15/10	7,500,000	7,673,880
Transportation System Bonds
Series 2006C
0.31%, 07/01/10 (a)(b)(c)(d)	12,540,000	12,540,000
0.43%, 11/04/10 (b)(c)(d)	330,000	330,000
Transportation System Bonds
Series 2009A
0.36%, 08/19/10 (b)(c)(d)	740,000	740,000
New Jersey Turnpike Auth
RB
Series 2003A
0.32%, 07/01/10 (a)(b)(c)(d)	17,540,000	17,540,000
RB
Series 2003A & Refunding RB Series 2005A
0.46%, 07/01/10 (a)(b)(c)(d)	5,335,000	5,335,000
Union Cnty
BAN
0.48%, 07/01/11 (f)	30,000,000	30,453,600

		232,708,070

New Mexico 0.5%
Bernalillo Cnty
M/F Housing Refunding RB (Desert Willow Apts)
Series 2008
0.41%, 07/01/10 (a)(b)	7,500,000	7,500,000
New Mexico Educational Assistance Foundation
Education Loan Bonds Sr
Series 2003A1
0.28%, 07/07/10 (a)(b)	8,000,000	8,000,000

26 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Education Loan Bonds Sr
Series 2003A2
0.28%, 07/07/10 (a)(b)	7,000,000	7,000,000
Education Loan Bonds Sr
Series 2009A
0.28%, 07/07/10 (a)(b)	3,000,000	3,000,000
Student Loan Bonds Sr
Series 2007A1
0.38%, 07/01/10 (a)(c)(d)	21,420,000	21,420,000
New Mexico Finance Auth
Sub Lien Public Project Revolving Fund RB
Series 2006A
0.31%, 07/01/10 (a)(b)(c)(d)	10,310,000	10,310,000
New Mexico Hospital Equipment Loan Council
Hospital System RB (Presbyterian Healthcare Services)
Series 2009A
0.40%, 09/23/10 (b)(c)(d)	10,615,000	10,615,000
Santa Fe New Mexico
Wastewater System Sub Lien RB (Gross Receipts Tax)
Series 1997B
0.25%, 07/07/10 (a)(b)	14,300,000	14,300,000

		82,145,000

New York 10.3%
Albany Cnty Airport Auth
Airport Refunding RB
Series 2008A
0.33%, 07/01/10 (a)(b)	7,785,000	7,785,000
Bethlehem IDA
RB (467 Delaware Ave)
Series 2003A
0.42%, 07/01/10 (a)(b)	6,200,000	6,200,000
Long Island Power Auth
CP Notes
Series CP-1
0.31%, 08/03/10 (b)	28,000,000	28,000,000
Electric System General RB
Series 2006A
0.32%, 07/01/10 (a)(b)(c)(d)	5,000,000	5,000,000
Nassau Cnty
GO Bonds
Series 2007A
0.20%, 07/07/10 (a)(b)	6,105,000	6,105,000
GO Bonds
Series 2007B
0.20%, 07/07/10 (a)(b)	10,750,000	10,750,000
GO RAN
Series 2010A
0.42%, 03/15/11	45,000,000	45,500,303
Nassau Health Care Corp
Bonds
Series 2009D2
0.30%, 07/27/10 (b)	9,000,000	9,000,000
New Rochelle IDA
IDRB (West End Phase I Facility)
Series 2006
0.64%, 07/01/10 (a)(b)	4,265,000	4,265,000
New York City
GO Bonds Fiscal 1995
Series B7
0.17%, 07/01/10 (a)(c)	7,000,000	7,000,000
GO Bonds Fiscal 2002
Series A1
0.32%, 07/01/10 (a)(c)(d)	10,610,000	10,610,000
GO Bonds Fiscal 2004
Series F
0.32%, 07/01/10 (a)(c)(d)(g)	113,965,000	113,965,000
GO Bonds Fiscal 2006
Series E2
0.16%, 07/01/10 (a)(b)	24,300,000	24,300,000
GO Bonds Fiscal 2008
Series J4
0.16%, 07/01/10 (a)(c)	23,815,000	23,815,000
GO Bonds Fiscal 2008
Series J6
0.15%, 07/01/10 (a)(b)	3,500,000	3,500,000
GO Bonds Fiscal 2009
Series H1
0.32%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000
New York City Housing Development Corp
M/F Housing RB
Series 2008A1B
0.30%, 07/01/10 (a)(c)	9,250,000	9,250,000
M/F Housing RB
Series 2008I2
0.53%, 05/13/11	24,000,000	24,000,000
M/F Housing RB
Series 2009H
0.55%, 11/01/10	27,905,000	27,905,000
M/F Mortgage RB (Boricua Village Apts)
Series 2007A
0.27%, 07/07/10 (a)(b)	11,000,000	11,000,000
M/F Mortgage RB (Queens Family Courthouse Apts)
Series 2007A
0.27%, 07/07/10 (a)(b)	54,000,000	54,000,000
New York City IDA
Empowerment Zone RB (Tiago Holdings)
Series 2007
0.31%, 07/01/10 (a)(b)	36,000,000	36,000,000
Refunding IDRB (Allway Tools)
Series 1997
0.64%, 07/01/10 (a)(b)	1,020,000	1,020,000
New York City Municipal Water Finance Auth
Extendible CP Notes
Series 7
0.49%, 08/11/10	40,000,000	40,000,000
Extendible CP Notes
Series 8
0.49%, 08/11/10	34,800,000	34,800,000
Water & Sewer System RB (Fiscal 2008)
Series B3
0.16%, 07/01/10 (a)(c)	4,175,000	4,175,000
Water & Sewer System RB Fiscal 2003
Series E
0.31%, 07/01/10 (a)(c)(d)	14,655,000	14,655,000
Water & Sewer System RB Fiscal 2005
Series D
0.31%, 07/01/10 (a)(c)(d)	4,435,000	4,435,000
Water & Sewer System RB Fiscal 2009
Series A
0.34%, 07/01/10 (a)(c)(d)	15,300,000	15,300,000
Water & Sewer System RB Fiscal 2009
Series FF2
0.31%, 07/01/10 (a)(c)(d)	6,000,000	6,000,000
New York City Trust for Cultural Resources
Refunding RB (Museum of Modern Art)
Series 2008-1A
0.55%, 08/01/10 (d)	10,000,000	10,016,491

See financial notes 27

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
New York Liberty Development Corp
RB (World Trade Center)
Series 2009A
0.50%, 01/17/11 (b)(g)	185,975,000	185,984,313
New York State Dormitory Auth
State Personal Income Tax RB
Series 2005B
0.56%, 07/01/10 (a)(c)(d)	7,780,000	7,780,000
State Personal Income Tax RB
Series 2006D
0.32%, 07/01/10 (a)(c)(d)	35,000,000	35,000,000
New York State Energy Research & Development Auth
Facilities RB (Consolidated Edison)
Series 2005A3
0.22%, 07/07/10 (a)(b)	16,050,000	16,050,000
New York State Environmental Facilities Corp
State Clean Water & Drinking Water Revolving Funds RB
Series 2002B
0.31%, 07/01/10 (a)(c)(d)	7,300,000	7,300,000
State Revolving Funds RB (Master Financing Program)
Series 2010C
0.33%, 07/01/10 (a)(c)(d)	6,035,000	6,035,000
New York State HFA
Housing RB (900 Eighth Ave)
Series 2002A
0.25%, 07/07/10 (a)(b)	29,400,000	29,400,000
Housing RB (Archstone Westbury)
Series 2004A
0.25%, 07/07/10 (a)(b)	22,400,000	22,400,000
Housing RB (Avalon Bowery Place II)
Series 2006A
0.27%, 07/07/10 (a)(b)	10,000,000	10,000,000
Housing RB (Avalon Chrystie Place I)
Series 2004A
0.25%, 07/07/10 (a)(b)	18,500,000	18,500,000
Housing RB (Ocean Park Apts)
Series 2005A
0.23%, 07/07/10 (a)(b)	6,100,000	6,100,000
RB (250 W 93rd St)
Series 2005A
0.25%, 07/07/10 (a)(b)	23,400,000	23,400,000
RB (Tribeca Park)
Series 1997A
0.25%, 07/07/10 (a)(b)	17,400,000	17,400,000
RB (W 20th St)
Series 2001A
0.25%, 07/07/10 (a)(b)	48,800,000	48,800,000
New York State Mortgage Agency
Homeowner Mortgage RB
Series 101
0.38%, 07/01/10 (a)(c)(d)	4,640,000	4,640,000
Homeowner Mortgage RB
Series 106
0.37%, 07/01/10 (a)(c)(d)	4,500,000	4,500,000
Homeowner Mortgage RB
Series 109
0.40%, 07/01/10 (a)(c)(d)	9,925,000	9,925,000
Homeowner Mortgage RB
Series 115
0.37%, 07/07/10 (a)(c)	32,800,000	32,800,000
Homeowner Mortgage RB
Series 137
0.37%, 07/01/10 (a)(c)(d)	2,695,000	2,695,000
Homeowner Mortgage RB
Series 145&148
0.42%, 07/01/10 (a)(c)(d)	3,545,000	3,545,000
Homeowner Mortgage RB
Series 153
0.37%, 07/07/10 (a)(c)	32,850,000	32,850,000
Homeowner Mortgage RB
Series 162
0.27%, 07/07/10 (a)(c)	2,800,000	2,800,000
Homeowner Mortgage RB 29th
Series
0.40%, 07/01/10 (a)(c)(d)	19,410,000	19,410,000
New York State Power Auth
CP
Series 1
0.44%, 08/13/10	18,212,000	18,212,000
0.41%, 09/07/10	20,000,000	20,000,000
0.35%, 09/16/10	18,917,000	18,917,000
CP
Series 2
0.35%, 09/09/10	15,135,000	15,135,000
Oyster Bay
BAN
Series 2009B
0.44%, 09/17/10	15,000,000	15,041,776
Port Auth of New York & New Jersey
Consolidated Bonds 136th
Series
0.46%, 07/01/10 (a)(c)(d)	7,320,000	7,320,000
Consolidated Bonds 137th
Series
0.44%, 07/01/10 (a)(c)(d)	4,050,000	4,050,000
Consolidated Bonds 141st
Series
0.37%, 07/01/10 (a)(c)(d)	18,165,000	18,165,000
0.37%, 07/01/10 (a)(c)(d)	4,085,000	4,085,000
Consolidated Bonds 143rd
Series
0.40%, 07/01/10 (a)(c)(d)	5,245,000	5,245,000
Consolidated Bonds 146th
Series
0.63%, 07/01/10 (a)(c)(d)	75,895,000	75,895,000
Consolidated Bonds 147th
Series
0.37%, 07/01/10 (a)(c)(d)	36,820,000	36,820,000
Consolidated Bonds 148th
Series
0.32%, 07/01/10 (a)(c)(d)	5,800,000	5,800,000
Consolidated Bonds 152nd
Series
0.40%, 07/01/10 (a)(c)(d)	28,540,000	28,540,000
CP
Series A
0.43%, 08/09/10	34,895,000	34,895,000
CP
Series B
0.40%, 08/19/10	11,000,000	11,000,000
Suffolk Cnty
TAN
Series 2010
0.35% - 0.37%, 08/12/10	50,000,000	50,094,432
Triborough Bridge & Tunnel Auth
General Revenue BAN
Series 2009
0.44% - 0.47%, 11/15/10	40,000,000	40,230,258

28 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Yonkers IDA
IDRB (Greyston Bakery)
Series 2001
2.00%, 07/01/10 (a)(b)	2,305,000	2,305,000

		1,562,416,573

North Carolina 1.6%
Hertford Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Nucor)
Series 2000A
0.45%, 07/07/10 (a)	26,500,000	26,500,000
Johnston Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Flanders Corp)
Series 1998
0.40%, 07/07/10 (a)(b)	4,500,000	4,500,000
Mecklenburg Cnty
GO Refunding Bonds
Series 2009D
0.41%, 07/01/10 (a)(e)	19,660,000	19,660,000
M/F Housing RB (Sycamore Green Apts)
Series 2001
0.35%, 07/01/10 (a)(b)	5,835,000	5,835,000
North Carolina Medical Care Commission
Health Care Facilities RB (Novant Health)
Series 2006
0.32%, 07/01/10 (a)(b)(c)(d)	17,335,000	17,335,000
0.32%, 07/01/10 (a)(b)(c)(d)	11,420,000	11,420,000
Health Care Facilities Refunding RB (Univ Health Systems of Eastern Carolina)
Series 2008A2
0.20%, 07/07/10 (a)(b)	6,545,000	6,545,000
Health Care Facilities Refunding RB (Wake Forest Univ Health Sciences)
Series 2008D
0.19%, 07/01/10 (a)(b)	10,180,000	10,180,000
North Carolina State Education Assistance Auth
Student Loan Refunding RB
Series 2008-2A1
0.33%, 07/01/10 (a)(b)	22,400,000	22,400,000
Student Loan Refunding RB
Series 2008-2A2
0.33%, 07/01/10 (a)(b)	10,000,000	10,000,000
Student Loan Refunding RB
Series 2008-3A1
0.35%, 07/01/10 (a)(b)	27,900,000	27,900,000
Student Loan Refunding RB
Series 2008-3A2
0.35%, 07/01/10 (a)(b)	22,945,000	22,945,000
Student Loan Refunding RB
Series 2008-5
0.36%, 07/01/10 (a)(b)	29,305,000	29,305,000
Piedmont Triad Airport Auth
Airport RB
Series 2008A
0.30%, 07/01/10 (a)(b)	3,455,000	3,455,000
Airport RB
Series 2008B
0.35%, 07/01/10 (a)(b)	3,720,000	3,720,000
Rowan Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Taylor Clay Products)
Series 2007A
0.47%, 07/01/10 (a)(b)	7,835,000	7,835,000
Surry Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Ottenweller)
Series 2007A
0.36%, 07/01/10 (a)(b)	4,130,000	4,130,000
Union Cnty
COP
Series 2006
0.40%, 10/21/10 (b)(c)(d)	10,335,000	10,335,000

		244,000,000

North Dakota 0.4%
Cass Cnty
Health Care Facilities RB (Essentia Health)
Series 2008A
0.33%, 07/01/10 (a)(b)(c)(d)	10,000,000	10,000,000
North Dakota HFA
Home Mortgage Finance Program
Series 2005A
0.27%, 07/07/10 (a)(c)	22,100,000	22,100,000
Home Mortgage Finance Program
Series 2005C
0.27%, 07/07/10 (a)(c)	12,000,000	12,000,000
Home Mortgage Finance Program
Series 2009B
0.26%, 07/07/10 (a)(c)	8,705,000	8,705,000

		52,805,000

Ohio 1.5%
Buckeye Tobacco Settlement Financing Auth
Tobacco Settlement Asset-Backed Bonds
Series 2007A2
0.33%, 07/01/10 (a)(b)(c)(d)	55,910,000	55,910,000
Butler Cnty
Hospital Facilities RB (Cincinnati Children’s Hospital Medical Center)
Series 2008O
0.55%, 07/02/10 (a)(b)	7,760,000	7,760,000
Cincinnati SD
Unlimited Tax GO Refunding Bonds
Series 2006
0.56%, 07/01/10 (a)(c)(d)	26,375,000	26,375,000
Cleveland
Airport System RB
Series 2000C
0.42%, 10/07/10 (b)(c)(d)	31,400,000	31,400,000
Water RB
Series 2007O
0.32%, 07/01/10 (a)(c)(d)	14,850,000	14,850,000
Cleveland-Cuyahoga Cnty Port Auth
Development Refunding RB Converted
Series 2005B
0.34%, 07/01/10 (a)(b)	7,910,000	7,910,000
Refunding RB (Judson)
Series 2005A
0.34%, 07/01/10 (a)(b)	21,430,000	21,430,000
Columbus Regional Airport Auth
Airport Refunding RB
Series 2007
0.33%, 07/01/10 (a)(b)(c)(d)	5,000,000	5,000,000
Darke Cnty
Health Care Facilities RB (Wayne Hospital)
Series 2007
0.37%, 07/01/10 (a)(b)	26,865,000	26,865,000

See financial notes 29

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Lorain Cnty
Hospital Facilities RB (EMH Regional Medical Center)
Series 2001
0.30%, 07/01/10 (a)(b)	10,345,000	10,345,000
Ohio
Hospital Refunding RB (Cleveland Clinic Health System)
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	7,000,000	7,000,000
Ohio Higher Educational Facility Commission
Higher Educational Facility RB (Lake Erie College)
Series 2003
0.57%, 07/01/10 (a)(b)	10,945,000	10,945,000
Hospital RB (Cleveland Clinic Health System)
Series 2008A
0.31%, 07/01/10 (a)(c)(d)	5,175,000	5,175,000

		230,965,000

Oklahoma 0.2%
Oklahoma Development Finance Auth
RB (Shawnee Funding)
Series 1996
0.39%, 07/07/10 (a)(b)	3,100,000	3,100,000
Oklahoma State Student Loan Auth
Student Loan Bonds & Notes
Series 2008IIA1
0.30%, 07/07/10 (a)(b)	20,000,000	20,000,000

		23,100,000

Oregon 1.4%
Multnomah Cnty Hospital Facilities Auth
RB (Providence Health System)
Series 2004
0.31%, 07/01/10 (a)(c)(d)	5,895,000	5,895,000
Oregon
TAN
Series 2010A
0.39%, 06/30/11	160,000,000	162,558,400
Oregon Housing & Community Services Dept
S/F Mortgage RB
Series 2004L
0.25%, 07/07/10 (a)(c)	5,000,000	5,000,000
S/F Mortgage RB
Series 2005F
0.25%, 07/07/10 (a)(c)	13,685,000	13,685,000
S/F Mortgage RB
Series 2008I
0.35%, 07/01/10 (a)(c)	3,600,000	3,600,000
Oregon State Facilities Auth
RB (Lewis & Clark College)
Series 2008A
0.32%, 07/01/10 (a)(b)	23,835,000	23,835,000

		214,573,400

Pennsylvania 2.7%
Butler Cnty General Auth
School RB (Butler Area SD)
Series 2007
0.31%, 07/01/10 (a)(b)(c)(d)	8,000,000	8,000,000
Butler Cnty IDA
RB (Butler Cnty Family YMCA)
Series 2005
0.31%, 07/01/10 (a)(b)	5,920,000	5,920,000
Crawford Cnty IDA
RB (Greenleaf Corp)
Series 2007
0.37%, 07/01/10 (a)(b)	7,705,000	7,705,000
Erie Cnty Hospital Auth
RB (St. Vincent Health Center)
Series 2010B
0.32%, 07/01/10 (a)(b)	7,025,000	7,025,000
Lackawanna Cnty
GO Notes
Series 2008A
0.70%, 07/01/10 (a)(b)(c)	14,540,000	14,540,000
GO Notes
Series 2008B
0.65%, 07/01/10 (a)(b)(c)	5,000,000	5,000,000
Lancaster Cnty Hospital Auth
Health System Refunding RB (Lancaster General Hospital)
Series 2008
0.23%, 07/01/10 (a)(b)	840,000	840,000
Luzerne Cnty IDA
Water Facility Refunding RB (American Water Co)
Series 2009
0.50%, 09/01/10 (b)(c)(d)	6,995,000	6,995,000
Montgomery Cnty IDA
RB (Waverly Heights)
Series 2009
0.32%, 07/01/10 (a)(b)	7,000,000	7,000,000
Montgomery Cnty Redevelopment Auth
M/F Housing RB (Kingswood Apts)
Series 2001A
0.31%, 07/01/10 (a)(b)	5,590,000	5,590,000
North Hampton Cnty
RB (Binney & Smith)
Series 1997B
0.52%, 07/07/10 (a)(b)	640,000	640,000
Pennsylvania Economic Development Financing Auth
Exempt Facilities RB (Amtrak)
Series 2001B
0.30%, 07/01/10 (a)(b)	14,000,000	14,000,000
Exempt Facilities RB (Shippingport)
Series 2005A
0.26%, 07/07/10 (a)(b)	2,600,000	2,600,000
Pennsylvania Energy Development Auth
RB (B&W Ebensburg)
Series 1986
0.27%, 07/07/10 (a)(b)(f)	1,120,000	1,120,000
Pennsylvania HFA
Rental Housing Refunding Bonds
Series 2008A
0.23%, 07/07/10 (a)(c)(f)	3,000,000	3,000,000
Rental Housing Refunding Bonds
Series 2008C
0.23%, 07/07/10 (a)(c)(f)	14,410,000	14,410,000
S/F Mortgage RB
Series 2001-72A
0.38%, 07/01/10 (a)(c)(d)	2,250,000	2,250,000
S/F Mortgage RB
Series 2002-73A&74B
0.42%, 07/01/10 (a)(c)(d)	2,140,000	2,140,000

30 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
S/F Mortgage RB
Series 2004-77B
0.23%, 07/07/10 (a)(c)	5,975,000	5,975,000
S/F Mortgage RB
Series 2004-82B
0.25%, 07/07/10 (a)(c)	12,500,000	12,500,000
S/F Mortgage RB
Series 2004-82C
0.25%, 07/07/10 (a)(c)	15,000,000	15,000,000
S/F Mortgage RB
Series 2004-83C
0.23%, 07/07/10 (a)(c)	21,800,000	21,800,000
S/F Mortgage RB
Series 2004-85B
0.23%, 07/07/10 (a)(c)	15,000,000	15,000,000
S/F Mortgage RB
Series 2005-88C
0.38%, 07/07/10 (a)(c)	15,900,000	15,900,000
S/F Mortgage RB
Series 2005-90C
0.23%, 07/07/10 (a)(c)	27,425,000	27,425,000
S/F Mortgage RB
Series 2006-96A
0.37%, 07/01/10 (a)(c)(d)	9,730,000	9,730,000
S/F Mortgage RB
Series 2006-99A, 2007-99A&100A
0.37%, 07/01/10 (a)(c)(d)	29,130,000	29,130,000
Pennsylvania Higher Educational Facilities Auth
RB (Assoc of Independent Colleges & Univs)
Series 2004M3
0.31%, 07/01/10 (a)(b)	2,945,000	2,945,000
RB (Univ of Pennsylvania Health System)
Series 2008A
0.21%, 07/07/10 (a)(b)	18,700,000	18,700,000
Pennsylvania State Turnpike Commission
Turnpike RB
Series 2004A
0.32%, 07/01/10 (a)(b)(c)(d)	28,215,000	28,215,000
Turnpike RB
Series 2008B4
0.30%, 07/01/10 (a)(b)	3,935,000	3,935,000
Turnpike Sub RB
Series 2008A1
0.41%, 07/01/10 (a)(b)(c)(d)	1,680,000	1,680,000
Pennsylvania State Univ
Bonds
Series 2007A
0.30%, 07/01/10 (a)(b)(c)(d)	3,570,000	3,570,000
Philadelphia
Airport RB
Series 2007A
0.34%, 07/01/10 (a)(b)(c)(d)	20,060,000	20,060,000
Airport Refunding RB
Series 2007B
0.34%, 07/01/10 (a)(b)(c)(d)	2,850,000	2,850,000
Philadelphia Auth for Industrial Development
RB (Fox Chase Cancer Center)
Series 2007B
0.31%, 07/01/10 (a)(b)(c)(d)	5,000,000	5,000,000
RB (Philadelphia Protestant Home)
Series 2008
0.35%, 07/01/10 (a)(b)	4,040,000	4,040,000
Philadelphia Redevelopment Auth
Qualified Redevelopment RB
Series 2005B
0.34%, 07/01/10 (a)(b)(c)(d)	30,320,000	30,320,000
Temple Univ
Funding Obligations
Series 2010
0.52%, 04/06/11	22,000,000	22,163,797
Univ of Pittsburgh
Pitt Asset Notes
Series 2007
0.35%, 08/01/10	10,000,000	10,039,209

		414,753,006

Rhode Island 0.2%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity Bonds
Series 56A
0.37%, 07/01/10 (a)(c)(d)	9,570,000	9,570,000
Homeownership Opportunity Bonds
Series 58A
0.35%, 07/01/10 (a)(c)(d)	7,895,000	7,895,000
Rhode Island Student Loan Auth
Student Loan Program RB
Series 2008B3
0.25%, 07/07/10 (a)(b)	4,000,000	4,000,000
Student Loan Program RB
Series 2008B4
0.25%, 07/07/10 (a)(b)	13,000,000	13,000,000

		34,465,000

South Carolina 1.2%
Building Equity Sooner For Tomorrow
Refunding RB (Greenville Cnty SD)
Series 2006
0.33%, 07/01/10 (a)(c)(d)	9,615,000	9,615,000
0.56%, 07/01/10 (a)(c)(d)	4,980,000	4,980,000
Greenville
IDRB (Stevens Aviation Technical Services)
Series 1997
0.52%, 07/01/10 (a)(b)	8,300,000	8,300,000
Greenwood Cnty
Hospital Facilities RB (Self Regional Healthcare)
Series 2009
0.50%, 09/01/10 (b)(c)(d)	7,410,000	7,410,000
South Carolina Housing Finance & Development Auth
M/F Rental Housing Refunding RB (Fairway Apts)
Series 2001A
0.29%, 07/07/10 (a)(b)	7,735,000	7,735,000
Mortgage RB
Series 2006A2
0.37%, 07/01/10 (a)(c)(d)	15,560,000	15,560,000
South Carolina Jobs Economic Development Auth
Industrial RB (South Carolina Electric & Gas)
Series 2008
0.41%, 07/01/10 (a)(b)	7,000,000	7,000,000
IRB (South Carolina Generating)
Series 2008
0.41%, 07/01/10 (a)(b)	5,000,000	5,000,000
RB (Holcim)
Series 2003
0.48%, 07/01/10 (a)(b)	25,000,000	25,000,000

See financial notes 31

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (Innovative Fibers)
Series 2007
0.40%, 07/01/10 (a)(b)	6,500,000	6,500,000
South Carolina Public Service Auth
CP
0.37%, 08/06/10	17,952,000	17,952,000
Revenue Obligations
Series 2004A
0.32%, 07/01/10 (a)(c)(d)	23,760,000	23,760,000
South Carolina State Housing Finance & Development Auth
M/F Rental Housing RB (Franklin Square Apts)
Series 2008
0.31%, 07/01/10 (a)(b)	9,800,000	9,800,000
M/F Rental Housing RB (Various Rural Housing Apts)
Series 2009B
0.31%, 07/01/10 (a)(b)	19,998,000	19,998,000
Spartanburg Regional Health Services District
Hospital Refunding RB
Series 2008B
0.25%, 07/07/10 (a)(b)(c)	17,370,000	17,370,000

		185,980,000

South Dakota 0.9%
South Dakota Health & Educational Facilities Auth
RB (Avera Health)
Series 2008A1
0.31%, 07/02/10 (a)(b)	5,155,000	5,155,000
South Dakota Housing Development Auth
Homeownership Mortgage Bonds
Series 1997J, 2006E & 2008B
0.37%, 07/01/10 (a)(c)(d)	10,550,000	10,550,000
Homeownership Mortgage Bonds
Series 2003B
0.37%, 07/01/10 (a)(c)(d)	10,245,000	10,245,000
Homeownership Mortgage Bonds
Series 2003B, 2003H, 2004B, 2005B
0.43%, 07/01/10 (a)(c)(d)	4,660,000	4,660,000
Homeownership Mortgage Bonds
Series 2003E, 2005B, 2007B & 2007E
0.37%, 07/01/10 (a)(c)(d)	53,650,000	53,650,000
Homeownership Mortgage Bonds
Series 2003I
0.30%, 07/07/10 (a)(c)	7,720,000	7,720,000
Homeownership Mortgage Bonds
Series 2004G
0.26%, 07/07/10 (a)(c)	11,000,000	11,000,000
Homeownership Mortgage Bonds
Series 2005C
0.30%, 07/07/10 (a)(c)	10,000,000	10,000,000
Homeownership Mortgage Bonds
Series 2005K
0.37%, 07/01/10 (a)(c)(d)	5,970,000	5,970,000
Homeownership Mortgage Bonds
Series 2008C
0.27%, 07/07/10 (a)(c)	5,000,000	5,000,000
M/F Housing RB (Harmony Heights)
Series 2001
0.36%, 07/01/10 (a)(b)	6,500,000	6,500,000

		130,450,000

Tennessee 4.3%
Clarksville Public Building Auth
Pooled Financing RB
Series 2003
0.20%, 07/01/10 (a)(b)	6,955,000	6,955,000
Pooled Financing RB (Tennessee Municipal Bond Fund)
Series 1997
0.42%, 07/01/10 (a)(b)	1,800,000	1,800,000
Grundy Cnty IDB
Limited Obligation RB (Toyo Seat USA)
Series 2001
0.48%, 07/01/10 (a)(b)	1,110,000	1,110,000
Jackson Energy Auth
Wastewater System Refunding RB
Series 2009
0.37%, 07/07/10 (a)(b)	9,000,000	9,000,000
Water System Refunding RB
Series 2008
0.55%, 07/02/10 (a)(b)	9,080,000	9,080,000
Jackson Health, Educational & Housing Facility Board
M/F Housing RB (Patrician Terrace Apts)
Series 2005
0.35%, 07/01/10 (a)(b)	2,300,000	2,300,000
Jackson IDB
Solid Waste Facility Bonds (Ameristeel)
Series 1997
0.45%, 07/01/10 (a)(b)	3,800,000	3,800,000
Lewisburg IDB
Solid Waste Disposal RB (Waste Management)
Series 2003
0.32%, 07/01/10 (a)(b)	15,000,000	15,000,000
McMinn Cnty
Solid Waste Disposal Facilities RB (Bowater)
Series 1999
0.37%, 07/01/10 (a)(b)	33,500,000	33,500,000
Memphis & Shelby Cnty IDB
Exempt Facilities RB (Nucor)
Series 2007
0.33%, 07/07/10 (a)	28,000,000	28,000,000
Metro Government Nashville & Davidson Cnty Health & Educational Facilities Board
M/F Housing RB (Burning Tree Apts)
Series 2005
0.35%, 07/01/10 (a)(b)	8,260,000	8,260,000
M/F Housing RB (Chippington Tower Apts I & II)
Series 2005
0.45%, 07/01/10 (a)(b)	13,325,000	13,325,000
M/F Housing RB (Jackson Grove Apts)
Series 2006A
0.36%, 07/01/10 (a)(b)	10,000,000	10,000,000
Metro Government of Nashville & Davidson Cnty IDB
M/F Housing RB (Arbor Crest)
Series 1985B
0.31%, 07/01/10 (a)(b)	12,750,000	12,750,000
M/F Housing RB (Arbor Knoll)
Series 1985A
0.31%, 07/01/10 (a)(b)	13,400,000	13,400,000
RB (Nashville Symphony Hall)
Series 2004
0.42%, 07/01/10 (a)(b)	15,900,000	15,900,000
Metropolitan Government of Nashville & Davidson Cnty
Water & Sewer Revenue CP
Series A
0.31%, 07/13/10 (c)	3,000,000	3,000,000

32 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Water & Sewer Revenue CP
Series B
0.31%, 07/13/10 (c)	5,000,000	5,000,000
Montgomery Cnty Public Building Auth
Pooled Financing RB (Tennessee Cnty Loan Pool)
Series 1997
0.42%, 07/01/10 (a)(b)	13,585,000	13,585,000
Municipal Energy Acquisition Corp
Gas RB
Series 2006A
0.33%, 07/01/10 (a)(b)(c)(d)	114,925,000	114,925,000
Gas RB
Series 2006B
0.33%, 07/01/10 (a)(b)(c)(d)	118,480,000	118,480,000
Rutherford Cnty Health & Educational Facilities Board
RB (Ascension Health)
Series 2010C
0.32%, 07/01/10 (a)(c)(d)	3,750,000	3,750,000
Sevier Cnty Public Building Auth
Public Improvement Bonds
Series VA1
0.35%, 07/07/10 (a)(b)	13,150,000	13,150,000
Shelby Cnty Health, Educational & Housing Facilities Board
RB (Hutchison School)
Series 2005
0.31%, 07/01/10 (a)(b)	9,320,000	9,320,000
RB (Methodist Healthcare)
Series 2004B
0.39%, 07/01/10 (a)(b)(c)(d)	7,495,000	7,495,000
RB (Rhodes College)
Series 2000
0.31%, 07/01/10 (a)(b)	9,020,000	9,020,000
Tennergy Corp
Gas RB
Series 2006A
0.33%, 07/01/10 (a)(b)(c)(d)	166,595,000	166,595,000

		648,500,000

Texas 12.6%
Austin
Water & Wastewater System Refunding RB
Series 2006A
0.50%, 02/10/11 (c)(d)	16,999,000	16,999,000
Caddo Mills ISD
Unlimited Tax Bonds
Series 2007
0.33%, 07/01/10 (a)(b)(c)(d)	5,233,000	5,233,000
Calhoun Port Auth
Environmental Facilities RB (Formosa Plastics)
Series 2008
0.35%, 07/01/10 (a)(b)	10,000,000	10,000,000
Clear Creek ISD
Unlimited Tax Refunding Bonds
Series 2008
0.31%, 07/01/10 (a)(b)(c)(d)	16,685,000	16,685,000
Unlimited Tax Refunding Bonds
Series 2008A
0.31%, 07/01/10 (a)(b)(c)(d)	5,000,000	5,000,000
Collin Cnty HFA
M/F Housing RB (Huntington Apts)
Series 1996
0.31%, 07/01/10 (a)(b)	6,150,000	6,150,000
Cypress-Fairbanks ISD
Unlimited Tax GO Bonds
Series 2005A
0.50%, 02/10/11 (b)(c)(d)	14,565,000	14,565,000
Unlimited Tax Refunding Bonds
Series 2001
0.32%, 07/01/10 (a)(b)(c)(d)	4,600,000	4,600,000
Dallas
Refunding & RB
Series 2006
0.32%, 07/01/10 (a)(c)(d)	13,930,000	13,930,000
Waterworks & Sewer System CP
Series B
0.33%, 07/13/10 (c)	10,000,000	10,000,000
0.32%, 07/14/10 (c)	12,388,000	12,388,000
0.33%, 07/14/10 (c)	10,500,000	10,500,000
0.35%, 07/14/10 (c)	31,556,000	31,556,000
Dallas Area Rapid Transit
Sr Lien Sales Tax RB
Series 2008
0.32%, 07/01/10 (a)(c)(d)	22,100,000	22,100,000
Sr Lien Sales Tax Refunding RB
Series 2007
0.30%, 07/01/10 (a)(b)(c)(d)	9,805,000	9,805,000
0.56%, 07/01/10 (a)(c)(d)	18,445,000	18,445,000
Denton ISD
Unlimited Tax Refunding Bonds
Series 2006
0.60%, 07/01/10 (a)(b)(c)(d)	6,005,000	6,005,000
El Paso
GO Bonds
Series 2006
0.31%, 07/01/10 (a)(b)(c)(d)	10,755,000	10,755,000
El Paso Cnty Hospital District
GO Bonds
Series 2008A
0.36%, 07/01/10 (a)(b)(c)(d)	8,930,000	8,930,000
Galveston Cnty
GO Refunding Bonds
Series 2007
0.31%, 07/01/10 (a)(b)(c)(d)	9,380,000	9,380,000
Garland ISD
Unlimited Tax Bonds
Series 2004B
0.38%, 08/12/10 (b)(c)	24,300,000	24,300,000
Grand Prairie IDA
IDRB (NTA Leasing)
Series 1994
0.29%, 07/07/10 (a)(b)	595,000	595,000
Grapevine Industrial Development Corp
Airport RB (Singer Co)
Series 1983A
0.55%, 04/01/11 (b)	19,000,000	19,000,000
Greater Texas Student Loan Corp
RB
Series 1992B
0.32%, 07/01/10 (a)(b)	14,000,000	14,000,000
RB
Series 1995B
0.32%, 07/01/10 (a)(b)	10,000,000	10,000,000
RB
Series 1998A
0.32%, 07/01/10 (a)(b)	10,250,000	10,250,000

See financial notes 33

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Hale Cnty Industrial Development Corp
RB (Silverado Developments)
Series 2008
0.61%, 07/01/10 (a)(b)	5,400,000	5,400,000
Harris Cnty
TAN
Series 2010
0.32%, 02/28/11	80,000,000	80,883,549
Toll Road Sr Lien RB
Series 2009C
0.31%, 07/01/10 (a)(c)(d)	10,175,000	10,175,000
Toll Road Sr Lien Refunding RB
Series 2004A
0.42%, 11/04/10 (c)(d)	23,600,000	23,600,000
Unlimited Tax Road & Refunding Bonds
Series 2006B
0.50%, 10/14/10 (c)(d)	13,665,000	13,665,000
Harris Cnty Cultural Education Facilities Finance Corp
Refunding RB (Methodist Hospital System)
Series 2009C1
0.30%, 08/03/10	10,000,000	10,000,000
0.34%, 09/08/10	30,000,000	30,000,000
0.37%, 11/04/10	10,000,000	10,000,000
0.45%, 01/11/11	10,000,000	10,000,000
Harris Cnty Health Facilities Development Corp
RB (Sisters of Charity of the Incarnate Word)
Series 1997B
0.56%, 07/01/10 (a)(b)(c)(d)	9,425,000	9,425,000
Harris Cnty Housing Finance Corp
M/F Housing RB (Dominion Square Apts)
Series 2000
0.57%, 07/01/10 (a)(b)	2,825,000	2,825,000
M/F Housing RB (Lafayette Village Apts)
Series 2006
0.33%, 07/01/10 (a)(b)	6,900,000	6,900,000
M/F Housing RB (Village At Cornerstone Apts)
Series 2004
0.33%, 07/01/10 (a)(b)	8,055,000	8,055,000
Houston
Airport System Sub Lien Refunding RB
Series 2005A
0.30%, 07/07/10 (a)(b)(c)	4,600,000	4,600,000
Airport System Sub Lien Refunding RB
Series 2007B
0.33%, 07/01/10 (a)(b)(c)(d)	28,145,000	28,145,000
0.33%, 07/01/10 (a)(b)(c)(d)	23,000,000	23,000,000
Combined Utility System CP
Series B3
0.26%, 08/05/10 (b)	5,000,000	5,000,000
Combined Utility System First Lien Refunding RB
Series 2004A
0.32%, 07/01/10 (a)(b)(c)(d)	13,895,000	13,895,000
0.32%, 07/01/10 (a)(b)(c)(d)	9,900,000	9,900,000
Combined Utility System First Lien Refunding RB
Series 2007B
0.32%, 07/01/10 (a)(b)(c)(d)	11,135,000	11,135,000
TRAN
Series 2010
0.41%, 06/30/11 (f)	100,000,000	101,579,000
Houston ISD
Limited Tax Bonds
Series 2008
0.32%, 07/01/10 (a)(b)(c)(d)	9,900,000	9,900,000
Houston Port Auth
Unlimited Tax CP Notes
Series A1
0.35%, 08/06/10 (c)	7,600,000	7,600,000
0.35%, 08/11/10 (c)	9,483,000	9,483,000
0.33%, 08/12/10 (c)	2,166,000	2,166,000
0.37%, 08/12/10 (c)	29,902,000	29,902,000
Unlimited Tax Refunding Bonds
Series 2008A
0.41%, 07/01/10 (a)(c)(d)	12,610,000	12,610,000
Hunt Memorial Hospital District
RB
Series 1998
0.34%, 07/01/10 (a)(b)(c)	7,755,000	7,755,000
Jewett Economic Development Corp
IDRB (Nucor Corp)
Series 2003
0.33%, 07/07/10 (a)	6,200,000	6,200,000
Lavaca-Navidad River Auth
Water Contract RB (Formosa Plastics)
Series 1990
0.30%, 07/07/10 (a)(b)	13,600,000	13,600,000
Lower Colorado River Auth
CP Notes
Series A
0.30%, 07/09/10 (c)	10,000,000	10,000,000
0.33%, 08/04/10 (c)	20,800,000	20,800,000
0.35%, 08/04/10 (c)	20,000,000	20,000,000
Refunding RB
Series 1999A
0.32%, 07/01/10 (a)(b)(c)(d)	4,340,000	4,340,000
Transmission Contract Refunding RB
Series 2009
0.50%, 01/27/11 (b)(c)(d)	14,620,000	14,620,000
Matagorda Cnty Navigation District No. 1
Pollution Control Refunding RB (Central Power & Light)
Series 2001A
0.50%, 01/27/11 (b)(c)(d)	7,495,000	7,495,000
New Caney ISD
Unlimited Tax Bonds
Series 2006
0.31%, 07/01/10 (a)(b)(c)(d)	6,595,000	6,595,000
North Central Texas Health Facilities Development Corp
Hospital RB (Children’s Medical Center of Dallas)
Series 2009
0.31%, 07/01/10 (a)(c)(d)	8,495,000	8,495,000
North East ISD
Unlimited Tax Bonds
Series 2004
0.31%, 07/01/10 (a)(b)(c)(d)	5,750,000	5,750,000
Unlimited Tax Bonds
Series 2007A
0.31%, 07/01/10 (a)(b)(c)(d)	14,550,000	14,550,000
Unlimited Tax Refunding Bonds
Series 2007
0.31%, 07/01/10 (a)(b)(c)(d)	13,300,000	13,300,000
0.56%, 07/01/10 (a)(b)(c)(d)	4,155,000	4,155,000
North Texas Higher Education Auth
Student Loan RB
Series 1998
0.27%, 07/07/10 (a)(b)	35,000,000	35,000,000

34 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
North Texas Tollway Auth
System Refunding RB
Series 2008D
0.33%, 07/01/10 (a)(b)(c)(d)	37,830,000	37,830,000
0.33%, 07/01/10 (a)(b)(c)(d)	12,099,000	12,099,000
Parmer Cnty Industrial Development Corp
RB (Visser Family Trust)
Series 2008
0.56%, 07/01/10 (a)(b)	1,600,000	1,600,000
Port of Port Arthur Navigation District
Environmental Facilities RB (Motiva Enterprises) Refunding
Series 2010C
0.15%, 07/01/10 (a)	2,000,000	2,000,000
Exempt Facilities RB (TOTAL Petrochemicals USA)
Series 2009
0.23%, 07/07/10 (a)	8,000,000	8,000,000
Red River Education Finance Corp
Higher Education RB (Texas Christian Univ)
Series 2007
0.33%, 07/01/10 (a)(b)(c)(d)	8,630,000	8,630,000
Round Rock ISD
Unlimited Tax Bonds
Series 2007
0.35%, 07/01/10 (a)(b)(c)(d)	10,755,000	10,755,000
San Antonio
Electric & Gas Systems CP
Series A
0.34%, 08/11/10 (c)	17,700,000	17,700,000
Electric & Gas Systems Refunding RB New
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	9,260,000	9,260,000
Water System CP Notes
Series A
0.33%, 07/06/10 (c)	17,900,000	17,900,000
Water System Refunding RB
Series 2005
0.32%, 07/01/10 (a)(c)(d)	46,055,000	46,055,000
San Antonio Housing Finance Corp
M/F Housing RB (Artisan At San Pedro Creek Apts)
Series 2008
0.31%, 07/01/10 (a)(b)	15,000,000	15,000,000
San Antonio ISD
Unlimited Tax Refunding Bonds
Series 2001B
0.32%, 07/01/10 (a)(b)(c)(d)	4,900,000	4,900,000
San Jacinto Community College District
Limited Tax GO Bonds
Series 2008
0.31%, 07/01/10 (a)(c)(d)	5,600,000	5,600,000
Southeast Housing Finance Corp
M/F Housing RB (Piedmont Apts)
Series 2006
0.32%, 07/01/10 (a)(b)	13,800,000	13,800,000
Spring Branch ISD
Limited Tax Bonds
Series 2008
0.31%, 07/01/10 (a)(b)(c)(d)	2,250,000	2,250,000
Tarrant Cnty Cultural Education Facilities Finance Corp
Refunding RB (Texas Health Resources)
Series 2007A
0.31%, 07/01/10 (a)(c)(d)	14,420,000	14,420,000
Tarrant Cnty Housing Finance Corp
M/F Housing Refunding RB (SF Apts)
Series 1993
0.24%, 07/07/10 (a)(b)	7,050,000	7,050,000
Texas
GO Bonds (Veterans Housing Assistance Fund II)
Series 2002A2
0.25%, 07/07/10 (a)	6,000,000	6,000,000
GO Bonds (Veterans Housing Assistance Fund II)
Series 2004B
0.25%, 07/07/10 (a)(c)	10,175,000	10,175,000
GO Bonds (Veterans Housing Assistance Fund II)
Series 2006D
0.25%, 07/07/10 (a)(c)	10,090,000	10,090,000
GO Refunding Bonds (College Student Loan)
Series 2008C
0.54%, 08/01/10	4,295,000	4,312,131
TRAN
Series 2009
0.45% - 0.46%, 08/31/10	175,000,000	175,599,809
Texas A&M Univ
Permanent Univ Fund Bonds
Series 1998
0.56%, 07/01/10 (a)(c)(d)	31,435,000	31,435,000
Revenue Financing System Bonds
Series 2010A
0.32%, 07/01/10 (a)(c)(d)	2,285,000	2,285,000
Texas Dept of Housing & Community Affairs
M/F Housing RB (Atascocita Pines Apts)
Series 2005
0.33%, 07/01/10 (a)(b)	11,600,000	11,600,000
M/F Housing RB (Bristol Apts)
Series 2004
0.33%, 07/01/10 (a)(b)	8,300,000	8,300,000
M/F Housing RB (Creek Point Apts)
Series 2000
0.28%, 07/07/10 (a)(b)	6,260,000	6,260,000
M/F Housing RB (Montgomery Pines Apts)
Series 2004
0.33%, 07/01/10 (a)(b)	12,100,000	12,100,000
M/F Housing RB (Pinnacle Apts)
Series 2004
0.32%, 07/01/10 (a)(b)	6,900,000	6,900,000
M/F Housing RB (Tower Ridge Apts)
Series 2005
0.39%, 07/01/10 (a)(b)	15,000,000	15,000,000
M/F Housing Refunding RB (Alta Cullen Apts)
Series 2008
0.35%, 07/01/10 (a)(b)	14,000,000	14,000,000
RB (Addison Park Apts)
Series 2008
0.39%, 07/01/10 (a)(b)	13,800,000	13,800,000
S/F Mortgage RB
Series 2007A
0.30%, 07/01/10 (a)(c)	68,320,000	68,320,000
Texas Municipal Gas Acquisition & Supply Corp II
Gas Supply RB
Series 2007B
0.44%, 07/01/10 (a)(b)(c)(d)	111,525,000	111,525,000
Texas Transportation Commission
GO Mobility Fund Bonds
Series 2006
0.31%, 07/01/10 (a)(c)(d)	8,750,000	8,750,000
GO Mobility Fund Bonds
Series 2006A
0.32%, 07/01/10 (a)(c)(d)	6,425,000	6,425,000

See financial notes 35

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
GO Mobility Fund Bonds
Series 2007
0.31%, 07/01/10 (a)(c)(d)	65,700,000	65,700,000
0.31%, 07/01/10 (a)(c)(d)	25,925,000	25,925,000
0.32%, 07/01/10 (a)(c)(d)	4,205,000	4,205,000
Texas Water Development Board
Water Financial Assistance GO Bonds
Series 2007D
0.35%, 07/01/10 (a)(c)(d)	5,800,000	5,800,000
Trinity River Auth
Solid Waste Disposal RB (Community Waste Disposal)
Series 1999
0.37%, 07/07/10 (a)(b)	1,700,000	1,700,000
Univ of North Texas
Revenue Financing System Bonds
Series 2007
0.33%, 07/01/10 (a)(b)(c)(d)	12,845,000	12,845,000
Waco Health Facilities Development Corp
Mortgage RB (Hillcrest Health System)
Series 2006A
0.31%, 07/01/10 (a)(b)(c)(d)	21,285,000	21,285,000

		1,898,855,489

Utah 1.1%
Clearfield
M/F Housing Refunding RB (Oakstone Apts)
Series 2008
0.36%, 07/01/10 (a)(b)	12,100,000	12,100,000
Nephi City
IDRB (Fibertek Insulation West)
Series 2008
0.51%, 07/01/10 (a)(b)	3,755,000	3,755,000
Riverton
Hospital RB (IHC Health Services)
Series 2009
0.50%, 01/27/11 (c)(d)	18,695,000	18,695,000
Salt Lake Cnty Housing Auth
M/F Housing Refunding RB (Bridgeside Landing Apts)
Series 2008
0.36%, 07/01/10 (a)(b)	14,225,000	14,225,000
Utah State Board of Regents
Hospital Refunding RB (Univ of Utah)
Series 2006A
0.42%, 11/04/10 (b)(c)(d)(g)	49,005,000	49,005,000
Utah Transit Auth
Sales Tax RB
Series 2008A
0.31%, 07/01/10 (a)(c)(d)	3,160,000	3,160,000
0.40%, 11/04/10 (c)(d)	39,310,000	39,310,000
Sub Sales Tax Refunding RB
Series 2007A
0.49%, 07/01/10 (a)(c)(d)	18,530,000	18,530,000

		158,780,000

Vermont 0.2%
Vermont Economic Development Auth
IDRB (Agri-Mark)
Series 1999A
0.56%, 07/01/10 (a)(b)	17,000,000	17,000,000
IDRB (Agri-Mark)
Series 1999B
0.56%, 07/01/10 (a)(b)	1,000,000	1,000,000
Vermont HFA
Multiple Purpose Bonds
Series 2007C
0.39%, 07/07/10 (a)(b)(c)	16,500,000	16,500,000

		34,500,000

Virginia 2.0%
Fairfax Cnty Economic Development Auth
Student Housing RB (George Mason Univ Foundation)
Series 2003
0.25%, 07/07/10 (a)(b)	14,520,000	14,520,000
Fairfax Cnty IDA
Health Care RB (Inova Health System)
Series 2010A1
0.43%, 07/01/10 (a)(e)	6,000,000	6,000,000
Health Care RB (Inova Health)
Series 2005C2
0.35%, 07/07/10 (a)	27,405,000	27,405,000
Hospital Refunding RB (Inova Health System)
Series 1993A
0.45%, 08/15/10	3,450,000	3,469,307
Harrisonburg Redevelopment & Housing Auth
M/F Housing RB (Woodman West Apts)
Series 2008
0.34%, 07/01/10 (a)(b)	9,950,000	9,950,000
Henrico Economic Development Auth
RB (Bon Secours Health System)
Series 2008B2
0.33%, 07/07/10 (a)(b)(c)	11,650,000	11,650,000
King George Cnty
Solid Waste Disposal Facility RB (Garnet)
Series 1996
0.35%, 07/01/10 (a)(b)	3,700,000	3,700,000
Newport News IDA
RB (CNU Warwick Student Apts)
Series 2004
0.30%, 07/01/10 (a)(b)	3,900,000	3,900,000
Norfolk Economic Development Auth
CP Revenue Notes (Sentara Healthcare)
0.37%, 10/06/10	50,000,000	50,000,000
Hospital Facilities RB (Sentara Healthcare)
Series 2010B
0.43%, 07/01/10 (a)(e)	10,905,000	10,905,000
Richmond
Public Utility RB
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	7,500,000	7,500,000
Southeastern Public Service Auth
Sr RB (Regional Solid Waste System)
Series 2007A
0.37%, 07/01/10 (a)(b)	18,790,000	18,790,000
Suffolk Economic Development Auth
Hospital Facilities Refunding RB (Sentara Healthcare)
Series 2008
0.34%, 07/01/10 (a)(c)(d)	93,545,000	93,545,000
Virginia Housing Development Auth
Commonwealth Mortgage Bonds
Series 2001H1
0.36%, 07/01/10 (a)(c)(d)	6,600,000	6,600,000
Commonwealth Mortgage Bonds
Series 2005C1
0.37%, 07/01/10 (a)(c)(d)	5,100,000	5,100,000

36 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Commonwealth Mortgage Bonds
Series 2006D
0.53%, 01/01/11	7,000,000	7,125,228
Commonwealth Mortgage Bonds
Series 2006D3
0.95%, 10/01/10	1,000,000	1,007,750
Commonwealth Mortgage Bonds
Series 2007A4
1.05%, 10/01/10	1,515,000	1,522,212
Commonwealth Mortgage Bonds
Series 2007A5
0.53%, 01/01/11	6,040,000	6,129,898
Rental Housing Bonds
Series 2009E
0.32%, 07/01/10 (a)(c)(d)	6,555,000	6,555,000
Virginia Port Auth
Port Facilities RB
Series 2006
0.39%, 07/01/10 (a)(b)(c)(d)	3,285,000	3,285,000

		298,659,395

Washington 4.1%
Central Puget Sound Regional Transit Auth
Sales Tax Bonds
Series 2007A
0.31%, 07/01/10 (a)(c)(d)	8,285,000	8,285,000
Chelan Cnty Public Utility District No.1
RB (Chelan Hydro Consolidated System)
Series 2001A
0.41%, 07/01/10 (a)(c)(d)	1,500,000	1,500,000
RB (Chelan Hydro Consolidated System)
Series 2001A&B & Refunding RB Series 2001C
0.46%, 07/01/10 (a)(c)(d)	9,970,000	9,970,000
Douglas Cnty Development Corp
RB (Executive Flight)
Series 1998
0.40%, 07/01/10 (a)(b)	5,300,000	5,300,000
King Cnty
Sewer RB
Series 2002A
0.32%, 07/01/10 (a)(c)(d)	10,000,000	10,000,000
Sewer RB
Series 2007
0.32%, 07/01/10 (a)(c)(d)	31,250,000	31,250,000
Sewer RB Second
Series 2006
0.31%, 07/01/10 (a)(c)(d)	10,000,000	10,000,000
Sewer Refunding RB
Second Series 2006
0.32%, 07/01/10 (a)(c)(d)	25,490,000	25,490,000
King Cnty Public Hospital District No.1
Limited Tax GO Refunding Bonds
Series 2008A
0.33%, 07/01/10 (a)(b)(c)(d)	7,850,000	7,850,000
Olympia
Solid Waste RB (LeMay Enterprises)
Series 1999
0.33%, 07/07/10 (a)(b)	2,120,000	2,120,000
Pierce Cnty Economic Development Corp
IDRB (McFarland Cascade)
Series 1996
0.38%, 07/01/10 (a)(b)	3,945,000	3,945,000
RB (Flex-A-Lite Consolidated)
Series 1996
0.40%, 07/07/10 (a)(b)	1,500,000	1,500,000
Port of Seattle
Limited Tax GO Refunding Bonds
Series 2004C
0.45%, 11/01/10	11,525,000	11,701,624
RB
Series 2003B
0.46%, 07/01/10 (a)(c)(d)	5,140,000	5,140,000
RB
Series 2007B
0.30%, 07/07/10 (a)(c)(d)	5,815,000	5,815,000
Sub Lien Refunding RB
Series 2008
0.31%, 07/07/10 (a)(b)	10,000,000	10,000,000
Port of Tacoma
Sub Lien Revenue Notes CP
Series 2002A&B
0.45%, 10/08/10 (b)	27,000,000	27,000,000
Seattle
Drainage & Wastewater RB
Series 2008
0.32%, 07/01/10 (a)(c)(d)	8,090,000	8,090,000
Seattle Housing Auth
RB (CHHIP & HRG Projects)
Series 1996
0.40%, 07/07/10 (a)(b)	2,960,000	2,960,000
Snohomish Cnty Public Utility District No.1
Electric System Revenue Notes Second
Series 2009B
0.46%, 08/05/10	11,000,000	11,016,123
Tacoma Housing Auth
RB (Crown Assisted Living)
Series 1998
0.42%, 07/07/10 (a)(b)	2,530,000	2,530,000
Univ of Washington
RB
Series 2007
0.30%, 07/01/10 (a)(b)(c)(d)	38,315,000	38,315,000
Washington
GO Bonds
Series 2003C
0.32%, 07/01/10 (a)(c)(d)	6,410,000	6,410,000
GO Bonds
Series 2007C
0.32%, 07/01/10 (a)(c)(d)	11,690,000	11,690,000
Motor Vehicle Fuel Tax GO Bonds
Series 2006E
0.33%, 07/01/10 (a)(c)(d)	6,100,000	6,100,000
Motor Vehicle Fuel Tax GO Bonds
Series 2008B
0.31%, 07/01/10 (a)(c)(d)	12,505,000	12,505,000
Various Purpose GO Bonds
Series 2002B
0.34%, 07/01/10 (a)(c)(d)	31,145,000	31,145,000
Various Purpose GO Bonds
Series 2007A
0.32%, 07/01/10 (a)(c)(d)	5,445,000	5,445,000
Various Purpose GO Bonds
Series 2008C
0.33%, 07/01/10 (a)(c)(d)	4,935,000	4,935,000
Various Purpose GO Bonds
Series 2009E
0.31%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000

See financial notes 37

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Washington Economic Development Finance Auth
Solid Waste Disposal RB (Heirborne Investments)
Series 2006K
0.35%, 07/07/10 (a)(b)	5,505,000	5,505,000
Solid Waste Disposal RB (Lemay Enterprises)
Series 2005B
0.33%, 07/07/10 (a)(b)	10,585,000	10,585,000
Solid Waste Disposal RB (Specialty Chemical Products)
Series 2007
0.35%, 07/01/10 (a)(b)	20,800,000	20,800,000
Solid Waste Disposal RB (Waste Management)
Series 2000C
0.25%, 07/07/10 (a)(b)	17,900,000	17,900,000
Solid Waste Disposal RB (Waste Management)
Series 2000H
0.25%, 07/07/10 (a)(b)	10,625,000	10,625,000
Solid Waste Disposal RB (Waste Management)
Series 2000I
0.25%, 07/07/10 (a)(b)	7,235,000	7,235,000
Washington Health Care Facilities Auth
RB (Catholic Health Initiatives)
Series 2008D
0.31%, 07/01/10 (a)(c)(d)	7,505,000	7,505,000
RB (Children’s Hospital & Regional Medical Center)
Series 2008A
0.26%, 07/07/10 (a)(b)	8,785,000	8,785,000
RB (Children’s Hospital & Regional Medical Center)
Series 2008B
0.25%, 07/07/10 (a)(b)	2,470,000	2,470,000
RB (Kadlec Medical Center)
Series 2006B
0.35%, 07/07/10 (a)(b)(c)	9,900,000	9,900,000
RB (Yakima Valley Farm Workers Clinic)
Series 1997
0.40%, 07/07/10 (a)(b)	1,300,000	1,300,000
Washington Higher Education Facilities Auth
Refunding & RB (St. Martin’s Univ)
Series 2007
0.32%, 07/01/10 (a)(b)	8,705,000	8,705,000
Washington State Housing Finance Commission
M/F Housing RB (Anchor Village Apts)
Series 1997
0.33%, 07/01/10 (a)(b)	10,750,000	10,750,000
M/F Housing RB (Brittany Park Phase II)
Series 1998A
0.35%, 07/01/10 (a)(b)	3,480,000	3,480,000
M/F Housing RB (Brittany Park)
Series 1996A
0.34%, 07/01/10 (a)(b)	8,930,000	8,930,000
M/F Housing RB (Fairwinds Redmond)
Series 2005A
0.34%, 07/01/10 (a)(b)	7,500,000	7,500,000
M/F Housing RB (Forest Creek Apts)
Series 2006
0.33%, 07/01/10 (a)(b)	13,680,000	13,680,000
M/F Housing RB (Highlander Apts)
Series 2004A
0.35%, 07/01/10 (a)(b)	7,000,000	7,000,000
M/F Housing RB (Lakewood Meadows Apts)
Series 2000A
0.33%, 07/01/10 (a)(b)	6,280,000	6,280,000
M/F Housing RB (Merrill Gardens at Queen Anne)
Series 2004A
0.31%, 07/01/10 (a)(b)	25,180,000	25,180,000
M/F Housing RB (Merrill Gardens)
Series 1997A
0.34%, 07/01/10 (a)(b)	6,125,000	6,125,000
M/F Housing RB (Parkview Apts)
Series 2008
0.36%, 07/01/10 (a)(b)	3,060,000	3,060,000
M/F Housing RB (Rainier Court Apts)
Series 2003A
0.33%, 07/01/10 (a)(b)	12,750,000	12,750,000
M/F Housing RB (Seasons Apts)
Series 2006
0.33%, 07/01/10 (a)(b)	20,000,000	20,000,000
M/F Housing RB (Silver Creek Apts)
Series 2004
0.33%, 07/01/10 (a)(b)	4,100,000	4,100,000
M/F Housing RB (Vintage at Burien)
Series 2004A
0.34%, 07/01/10 (a)(b)	6,570,000	6,570,000
M/F Housing RB (Vintage at Chehalis Sr Living)
Series 2006
0.34%, 07/01/10 (a)(b)	8,190,000	8,190,000
M/F Housing RB (Woodrose Apts)
Series 1999A
0.34%, 07/01/10 (a)(b)	6,750,000	6,750,000
M/F Mortgage RB (Canyon Lakes)
Series 1993
0.33%, 07/01/10 (a)(b)	3,700,000	3,700,000
M/F Mortgage RB (Meridian Court Apts)
Series 1996
0.29%, 07/07/10 (a)(b)	6,700,000	6,700,000
M/F RB (Cedar Ridge Retirement)
Series 2005A
0.32%, 07/01/10 (a)(b)	5,030,000	5,030,000
Non-Profit Refunding RB (Horizon House)
Series 2005
0.31%, 07/01/10 (a)(b)	5,000,000	5,000,000
Washington State Univ
Student Fee RB
Series 2006A
0.30%, 07/01/10 (a)(b)(c)(d)	16,796,000	16,796,000
Yakima Cnty
IDRB (Cowiche Growers)
Series 1998
0.45%, 07/01/10 (a)(b)	1,000,000	1,000,000

		622,893,747

West Virginia 0.8%
Marion Cnty
Solid Waste Disposal Facility RB (Grant Town Cogeneration)
Series 1990B
0.25%, 07/07/10 (a)(b)	8,485,000	8,485,000
Solid Waste Disposal Facility RB (Grant Town Cogeneration)
Series 1990C
0.25%, 07/07/10 (a)(b)	11,200,000	11,200,000
Solid Waste Disposal Facility RB (Grant Town Cogeneration)
Series 1990D
0.25%, 07/07/10 (a)(b)	2,200,000	2,200,000
West Virginia Economic Development Auth
Refunding RB (Appalachian Power-Mountaineer)
Series 2008B
0.38%, 07/01/10 (a)(b)	21,275,000	21,275,000
Solid Waste Disposal Facilities RB (Appalachian Power-Amos)
Series 2009
0.30%, 07/01/10 (a)(b)	6,050,000	6,050,000

38 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
West Virginia Hospital Finance Auth
RB (Pallotine Health Services)
Series 2006
1.00%, 07/01/10 (a)(b)	31,140,000	31,140,000
Refunding & RB (Charleston Area Medical Center)
Series 2009A
0.44%, 12/08/10 (b)(c)(d)	15,530,000	15,530,000
West Virginia Housing Development Fund
HFA Bonds
Series 2008B
0.35%, 07/01/10 (a)(c)	10,000,000	10,000,000
West Virginia Water Development Auth
Water Development RB (Loan Program IV)
Series 2005A
0.31%, 07/01/10 (a)(b)(c)(d)	9,195,000	9,195,000

		115,075,000

Wisconsin 1.7%
Brokaw
Sewage & Solid Waste RB (Wausau Paper Mills)
Series 1995
0.56%, 07/01/10 (a)(b)	9,500,000	9,500,000
Marshfield
Electric System Revenue BAN
Series 2008C
0.48%, 12/01/10	12,000,000	12,176,086
Oostburg
IDRB (Dutchland Plastics)
Series 2007
0.33%, 07/02/10 (a)(b)	6,650,000	6,650,000
Red Cedar
IDRB (Fairmount Minerals)
Series 2007
0.35%, 07/01/10 (a)(b)	10,000,000	10,000,000
Village of Combined Locks
IDRB (Appleton Papers)
Series 1997
0.63%, 07/01/10 (a)(b)	6,000,000	6,000,000
Pollution Control Refunding RB (Appleton Papers)
Series 1997
0.58%, 07/01/10 (a)(b)	2,650,000	2,650,000
WI Health & Educational Facilities Auth
RB (Gundersen Lutheran)
Series 2000B
0.46%, 07/01/10 (a)(b)(c)	8,950,000	8,950,000
Wisconsin
GO Bonds
Series 2006C
0.37%, 07/01/10 (a)(c)(d)	5,525,000	5,525,000
GO CP Notes 2005A
0.37%, 10/06/10 (c)	22,715,000	22,715,000
GO CP Notes 2006A
0.37%, 08/06/10 (c)	20,000,000	20,000,000
0.37%, 10/06/10 (c)	16,462,000	16,462,000
Operating Notes 2010
0.48%, 06/15/11 (f)	45,000,000	45,650,250
Transportation RB
Series 2007A
0.44%, 12/22/10 (b)(c)(d)	8,070,000	8,070,000
Wisconsin Health & Educational Facilities Auth
RB (Aurora Health Care)
Series 2008B
0.75%, 11/12/10 (b)	22,000,000	22,000,000
Wisconsin Housing & Economic Development Auth
Homeownership RB
Series 2003C
0.30%, 07/07/10 (a)(c)	12,930,000	12,930,000
0.30%, 07/07/10 (a)(c)	11,185,000	11,185,000
Homeownership RB
Series 2005C
0.30%, 07/07/10 (a)(c)	11,000,000	11,000,000
Homeownership RB
Series 2006E
0.37%, 07/01/10 (a)(c)(d)	2,100,000	2,100,000
Housing RB
Series 2007C
0.45%, 07/01/10 (a)(c)	3,775,000	3,775,000
Housing RB
Series 2008A
0.45%, 07/01/10 (a)(c)	6,420,000	6,420,000
Housing RB
Series 2008D
0.45%, 07/01/10 (a)(c)	4,400,000	4,400,000
Housing RB
Series 2008E
0.45%, 07/01/10 (a)(c)	3,130,000	3,130,000

		251,288,336

Wyoming 0.9%
Green River
RB (Rhone-Poulenc)
Series 1994
0.48%, 07/01/10 (a)(b)	11,400,000	11,400,000
Wyoming Community Development Auth
Housing RB
Series 2007-2010
0.41%, 07/01/10 (a)(c)(d)	11,835,000	11,835,000
Housing RB 2004
Series 11
0.35%, 07/01/10 (a)(c)	5,000,000	5,000,000
Housing RB 2004
Series 6
0.35%, 07/01/10 (a)(c)	5,000,000	5,000,000
Housing RB 2004
Series 9
0.35%, 07/01/10 (a)(c)	5,000,000	5,000,000
Housing RB 2005
Series 2
0.35%, 07/01/10 (a)(c)	8,000,000	8,000,000
Housing RB 2005
Series 7
0.35%, 07/01/10 (a)(c)	8,000,000	8,000,000
Housing RB 2007
Series 2
0.35%, 07/01/10 (a)(c)	6,000,000	6,000,000
S/F Mortgage Bonds
Series 2002A
0.25%, 07/01/10 (a)(c)	10,000,000	10,000,000
Wyoming Student Loan Corp
Refunding RB Sr
Series 2008A1
0.33%, 07/01/10 (a)(b)	7,900,000	7,900,000
Refunding RB Sr
Series 2008A2
0.33%, 07/01/10 (a)(b)	35,000,000	35,000,000

See financial notes 39

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Refunding RB Sr
Series 2008A3
0.33%, 07/01/10 (a)(b)	20,000,000	20,000,000

		133,135,000

Total Municipal Securities
(Cost $14,988,404,047)		14,988,404,047

Other Investments 3.3% of net assets

Nuveen Dividend Advantage Municipal Fund 2
Variable Rate Demand Preferred Shares
0.44%, 07/01/10 (a)(b)(d)	98,000,000	98,000,000
Nuveen Insured New York Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares
0.41%, 07/01/10 (a)(b)(d)	25,000,000	25,000,000
Nuveen Insured Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares
0.44%, 07/01/10 (a)(b)(d)	109,500,000	109,500,000
Nuveen Municipal Advantage Fund
Variable Rate Demand Preferred Shares
0.46%, 07/01/10 (a)(b)(d)	175,000,000	175,000,000
Nuveen Municipal Market Opportunity Fund
Variable Rate Demand Preferred Shares
0.46%, 07/01/10 (a)(b)(d)	80,000,000	80,000,000
Nuveen New York Performance Plus Municipal Fund
Variable Rate Demand Preferred Shares
0.43%, 07/01/10 (a)(b)(d)	20,000,000	20,000,000

Total Other Investments
(Cost $507,500,000)		507,500,000

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $15,495,904,047

(a)	Variable-rate security.
(b)	Credit-enhanced security.
(c)	Liquidity-enhanced security.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $6,244,225,491 or 41.3% of net assets.
(e)	Illiquid security. At the period end, the value of these amounted to $59,785,000 or 0.4% of net assets.
(f)	Delayed-delivery security.
(g)	All or a portion of this security is held as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
GO —	General obligation
HFA —	Housing finance agency/authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
USD —	Unified school district

40 See financial notes

 Schwab Municipal Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$15,495,904,047
Cash		5,300
Receivables:
Investments sold		211,148,161
Interest		24,000,147
Fund shares sold		16,114,594
Prepaid expenses	+	1,192,024

Total assets		15,748,364,273

Liabilities

Payables:
Investments bought		597,243,478
Investment adviser and administrator fees		279,683
Shareholder services fees		1,379,041
Fund shares redeemed		37,774,042
Distributions to shareholders		244,868

Total liabilities		636,921,112

Net Assets

Total assets		15,748,364,273
Total liabilities	−	636,921,112

Net assets		$15,111,443,161

Net Assets by Source
Capital received from investors		15,110,555,219
Net realized capital gains		887,942

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$9,644,763,039		9,644,565,667		$1.00
Value Advantage Shares	$1,484,653,901		1,484,622,762		$1.00
Select Shares	$914,892,812		914,873,357		$1.00
Institutional Shares	$3,067,133,409		3,067,070,187		$1.00

See financial notes 41

 Schwab Municipal Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$27,848,100

Expenses

Investment adviser and administrator fees		25,343,380
Shareholder service fees:
Sweep Shares		17,461,148
Value Advantage Shares		1,855,811
Select Shares		1,219,618
Institutional Shares		3,697,735
Portfolio accounting fees		251,679
Registration fees		245,312
Shareholder reports		185,458
Custodian fees		169,355
Professional fees		40,718
Trustees’ fees		39,298
Transfer agent fees		21,676
Interest expense		7,500
Other expenses	+	218,850

Total expenses		50,757,538
Expense reduction by adviser and Schwab	−	25,304,989
Custody credits	−	504

Net expenses	−	25,452,045

Net investment income		2,396,055

Realized Gains (Losses)

Net realized gains on investments		890,942

Increase in net assets resulting from operations		$3,286,997

42 See financial notes

 Schwab Municipal Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$2,396,055	$54,957,667
Net realized gains	+	890,942	1,879,364

Increase in net assets from operations		3,286,997	56,837,031

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		498,954	19,667,470
Value Advantage Shares		84,341	8,164,059
Select Shares		56,453	6,111,386
Institutional Shares	+	1,756,307	21,109,060

Total distributions from net investment income		2,396,055	55,051,975

Distributions from net realized gains
Sweep Shares		—	1,133,454
Value Advantage Shares		—	215,615
Select Shares		—	153,415
Institutional Shares	+	—	411,437

Total distributions from net realized gains		—	1,913,921

Total distributions		2,396,055	56,965,896

Transactions in Fund Shares*

Shares Sold
Sweep Shares		19,640,435,201	41,810,432,538
Value Advantage Shares		261,767,803	2,218,848,123
Select Shares		160,215,573	2,026,246,466
Institutional Shares	+	1,052,156,957	4,802,986,868

Total shares sold		21,114,575,534	50,858,513,995

Shares Reinvested
Sweep Shares		428,376	20,506,376
Value Advantage Shares		67,290	6,987,131
Select Shares		44,893	5,244,173
Institutional Shares	+	1,356,507	18,373,587

Total shares reinvested		1,897,066	51,111,267

Shares Redeemed
Sweep Shares		(20,301,685,574)	(42,382,809,601)
Value Advantage Shares		(731,269,756)	(3,490,115,606)
Select Shares		(634,319,909)	(2,342,047,531)
Institutional Shares	+	(1,736,161,829)	(5,881,776,523)

Total shares redeemed		(23,403,437,068)	(54,096,749,261)

Net transactions in fund shares		(2,286,964,468)	(3,187,123,999)

Net Assets

Beginning of period		17,397,516,687	20,584,769,551
Total decrease	+	(2,286,073,526)	(3,187,252,864)

End of period		$15,111,443,161	$17,397,516,687

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 43

Schwab AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	11/6/06–	1/1/05–
Sweep Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.23		1.78	3.07	2.83	1.81

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	[3]	0.55	[4]	0.63 [4]	0.63	0.65	0.65
Gross operating expenses	0.72	[3]	0.73		0.74	0.75	0.86	0.85
Net investment income (loss)	0.01	[3]	0.20		1.74	3.02	2.77	1.78
Net assets, end of period ($ x 1,000,000)	2,734		2,899		2,446	1,680	1,045	1,973

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	11/6/06[5]–
Value Advantage Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.00	[1]
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.00	[1]
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.00)[1]
Distributions from net realized gains	—		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.00)[1]

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.33		1.95	3.26	0.49	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	[3]	0.45	[6]	0.46 [6]	0.45	0.44	[3,7]
Gross operating expenses	0.59	[3]	0.60		0.61	0.63	0.68	[3]
Net investment income (loss)	0.01	[3]	0.30		1.88	3.19	3.22	[3]
Net assets, end of period ($ x 1,000,000)	1,364		1,950		1,901	1,224	85

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.54% for 2009 and 0.62% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 Commencement of operations.
6 The ratio of net operating expenses would have been 0.43% for 2009 and 0.45% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
7 The ratio of net operating expenses would have been 0.45% if custody credits had not been incurred.

44 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($)	($)

102.7%		Municipal Securities	4,210,109,981	4,210,109,981

102.7%		Total Investments	4,210,109,981	4,210,109,981
(2	.7)%	Other Assets and Liabilities, Net		(111,333,208)

100.0%		Net Assets		4,098,776,773

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Municipal Securities 102.7% of net assets

Alabama 2.6%
Alabama
GO Bonds
Series 2007A
0.35%, 07/01/10 (a)(b)(c)(d)	6,445,000	6,445,000
Alabama Municipal Funding Corp
Municipal Funding Notes
Series 2006A
0.32%, 07/01/10 (a)(b)	13,355,000	13,355,000
Municipal Funding Notes
Series 2008A
0.32%, 07/01/10 (a)(b)	41,030,000	41,030,000
Alabama Public School & College Auth
Capital Improvement Bonds
Series 2007
0.34%, 07/01/10 (a)(b)(c)(d)	28,655,000	28,655,000
Alabama Special Care Facility Financing Auth
RB (Ascension Health)
Series 2006C2
0.31%, 07/01/10 (a)(c)(d)	6,180,000	6,180,000
Bessemer Government Utility Services Corp
Water Supply Refunding RB
Series 2008
0.41%, 07/01/10 (a)(b)(c)(d)	5,085,000	5,085,000
Jefferson Cnty
Sewer Revenue Warrants
Series 2001A
0.80%, 02/01/11 (b)	1,795,000	1,856,883
Mobile IDB
Pollution Control RB (Alabama Power)
First Series 2009
1.40%, 07/16/10	6,000,000	6,000,000

		108,606,883

Arizona 0.8%
Chandler IDA
RB (Tri-City Baptist Church)
Series 2010
0.41%, 07/01/10 (a)(b)	4,915,000	4,915,000
Salt River Project Agricultural Improvement & Power District
Electric System RB
Series 2005A
0.32%, 07/01/10 (a)(c)(d)	6,035,000	6,035,000
Electric System RB
Series 2006A
0.31%, 07/01/10 (a)(c)(d)	3,020,000	3,020,000
Yavapai Cnty IDA
Hospital RB (Northern Arizona Healthcare System)
Series 2008B
0.45%, 07/01/10 (a)(b)	18,010,000	18,010,000

		31,980,000

California 6.9%
Anaheim Public Financing Auth
RB (Anaheim Electric System Distribution Facilities)
Series 2009A
0.32%, 07/01/10 (a)(c)(d)	5,870,000	5,870,000
Calaveras Cnty
TRAN 2010-2011
0.94%, 06/30/11 (f)	6,000,000	6,032,640
California
GO Bonds
0.32%, 07/01/10 (a)(b)(c)(d)	15,035,000	15,035,000
GO CP Notes
0.35%, 07/02/10 (b)	11,000,000	11,000,000
California Health Facilities Financing Auth
RB (Providence Health Services)
Series 2009B
0.41%, 11/03/10 (c)(d)	14,500,000	14,500,000
California Infrastructure & Economic Development Bank
RB (California Independent System Operator Corp)
Series 2009A
0.41%, 11/04/10 (b)(c)(d)	10,150,000	10,150,000
RB (Casa Loma College)
Series 2009
0.41%, 07/01/10 (a)(b)	3,760,000	3,760,000
California Pollution Control Financing Auth
Solid Waste Disposal RB (BLT Enterprises of Fremont)
Series 2010
0.31%, 07/07/10 (a)(b)	12,600,000	12,600,000
California School Cash Reserve Program Auth
Bonds 2010-2011
Series F
0.65%, 06/01/11 (f)	8,000,000	8,098,400
California Statewide Communities Development Auth
RB (Kaiser Permanente)
Series 2004I
0.55% - 0.78%, 05/01/11	3,110,000	3,184,608
RB (Kaiser Permanente)
Series 2004K
0.32%, 07/15/10	10,000,000	10,000,000
RB (Kaiser Permanente)
Series 2008B
0.40%, 12/08/10	17,000,000	17,000,000

See financial notes 45

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (Kaiser Permanente)
Series 2009B2
0.31%, 08/05/10	40,000,000	40,000,000
RB (Sea Crest School)
Series 2008
0.40%, 07/01/10 (a)(b)	4,500,000	4,500,000
Foothill-DeAnza Community College District
GO Bonds
Series C
0.35%, 07/01/10 (a)(c)(d)	3,505,000	3,505,000
Los Angeles Cnty
TRAN 2010-2011
Series A
0.85%, 06/30/11 (f)	8,000,000	8,090,960
Los Angeles Dept of Airports
Airport Sr RB
Series 2010A
0.31%, 07/01/10 (a)(c)(d)	4,495,000	4,495,000
Los Angeles USD
TRAN 2009-2010
Series A
0.62%, 08/12/10	15,000,000	15,023,660
TRAN 2010-2011
Series A
0.67%, 06/30/11 (f)	10,000,000	10,131,700
Oakland
TRAN 2010-2011
0.62%, 06/15/11 (f)	8,000,000	8,102,720
Riverside Cnty
TRAN
Series B
0.55%, 06/30/11 (f)	39,800,000	40,372,324
San Diego
TRAN 2010-2011
Series A
0.40%, 01/31/11	2,830,000	2,856,347
TRAN 2010-2011
Series B
0.46%, 04/29/11	6,295,000	6,374,883
TRAN 2010-2011
Series C
0.50%, 05/31/11	3,445,000	3,492,128
San Diego Cnty & SDs Pool Program
TRAN
Series 2010B1
0.74%, 01/31/11 (f)	1,500,000	1,511,055
San Diego USD
TRAN 2009-2010
Series A
0.52%, 07/08/10	7,000,000	7,001,976
TRAN 2010-2011
Series A
0.57%, 06/03/11 (f)	5,000,000	5,068,300
William S. Hart UHSD
GO Bonds
Series A
0.35%, 08/19/10 (b)(c)(d)	5,000,000	5,000,000

		282,756,701

Colorado 1.8%
Buffalo Ridge Metropolitan District
GO Refunding Bonds
Series 2009
0.31%, 07/01/10 (a)(b)	9,410,000	9,410,000
Colorado
TRAN
Series 2009A
0.55%, 08/12/10	10,000,000	10,016,571
Colorado Health Facilities Auth
RB (Catholic Health Initiatives)
Series 2006A
0.31%, 07/01/10 (a)(c)(d)	2,800,000	2,800,000
RB (Catholic Health Initiatives)
Series 2009A
0.32%, 07/01/10 (a)(c)(d)	9,415,000	9,415,000
Colorado Springs
Refunding RB
Series 2009
0.50%, 09/01/10 (b)(c)(d)	5,361,000	5,361,000
Commerce
GO Bonds
Series 2006
0.31%, 07/01/10 (a)(b)	1,250,000	1,250,000
GO Bonds
Series 2008
0.31%, 07/01/10 (a)(b)	8,625,000	8,625,000
Concord Metropolitan District
GO Refunding Bonds
Series 2004
1.75%, 12/01/10 (b)	3,725,000	3,725,000
Erie
COP
Series 2005
1.10%, 07/07/10 (a)(b)	3,990,000	3,990,000
Meridian Ranch Metropolitan District
GO Limited Tax Refunding Bonds
Series 2009
0.31%, 07/01/10 (a)(b)	3,135,000	3,135,000
NBC Metropolitan District
GO Bonds
Series 2004
1.00%, 12/01/10 (b)	3,570,000	3,570,000
Parker Automotive Metropolitan District
GO Bonds
Series 2005
0.31%, 07/01/10 (a)(b)	3,250,000	3,250,000
Southglenn Metropolitan District
Special RB
Series 2007
0.31%, 07/01/10 (a)(b)	10,150,000	10,150,000

		74,697,571

Connecticut 0.1%
Connecticut
GO Bonds
Series 2005D
0.41%, 07/01/10 (a)(c)(d)	3,630,000	3,630,000

District of Columbia 2.3%
District of Columbia
GO Bonds
Series 2008E
0.31%, 07/01/10 (a)(b)(c)(d)	3,305,000	3,305,000
GO TRAN 2010
0.43% - 0.45%, 09/30/10	30,000,000	30,153,728

46 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Income Tax Secured Refunding RB
Series 2010A
0.31%, 07/01/10 (a)(c)(d)	5,500,000	5,500,000
Income Tax Secured Refunding RB
Series 2010C
0.31%, 12/01/10	12,500,000	12,500,000
RB (Catholic Univ of America)
Series 2007
0.32%, 07/01/10 (a)(b)(c)(d)	8,335,000	8,335,000
RB (Georgetown Univ)
Series 2001A
0.60%, 04/01/11 (b)	12,000,000	2,418,263
RB (National Public Radio)
Series 2010
0.34%, 07/01/10 (a)(c)(d)	23,260,000	23,260,000
District of Columbia Water & Sewer Auth
Public Utility Sr Lien RB
Series 2009A
0.32%, 07/01/10 (a)(c)(d)	9,330,000	9,330,000

		94,801,991

Florida 6.3%
Brevard County School Board
RAN
Series 2010
0.53%, 04/22/11	5,000,000	5,059,081
Broward Cnty
Professional Sports Facilities Tax & Refunding RB
Series 2006A
0.33%, 07/01/10 (a)(b)(c)(d)	7,100,000	7,100,000
Broward Cnty SD
COP
Series 2005A
0.33%, 07/01/10 (a)(b)(c)(d)	5,815,000	5,815,000
Cape Coral
CP Notes
0.35%, 08/03/10 (b)	10,000,000	10,000,000
0.39%, 10/05/10 (b)	10,056,000	10,056,000
Collier Cnty Educational Facilities Auth
Limited Obligation RB (Ave Maria Univ)
Series 2006
0.28%, 07/01/10 (a)(b)	12,000,000	12,000,000
Duval Cnty School Board
COP (Master Lease Program)
Series 2007
0.33%, 07/01/10 (a)(b)(c)(d)	16,169,000	16,169,000
Escambia Cnty Health Facilities Auth
RB (Ascension Health)
Series 2003A
0.50% - 0.65%, 11/15/10	5,090,000	5,174,659
Florida Dept of Transportation
Bonds (Right-of-Way Acquisition & Bridge Construction)
Series 2003A
0.48%, 07/01/10	500,000	500,000
Bonds (Right-of-Way Acquisition & Bridge Construction)
Series 2008A
0.50%, 07/01/10	1,450,000	1,450,000
Turnpike RB
Series 2006A
0.40%, 10/07/10 (c)(d)	11,785,000	11,785,000
Florida Housing Finance Corp
RB (Autumn Place Apts)
Series 2008K1
0.33%, 07/01/10 (a)(b)	6,400,000	6,400,000
Florida State Board of Education
Public Education Capital Outlay Bonds
Series 2006E
0.31%, 07/01/10 (a)(c)(d)	5,170,000	5,170,000
Public Education Capital Outlay Bonds
Series 2007E
0.31%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000
Highlands Cnty Health Facilities Auth
Hospital Refunding RB (Adventist Health System/Sunbelt)
Series 2006G
0.32%, 07/01/10 (a)(c)(d)	9,375,000	9,375,000
Hospital Refunding RB (Adventist Health System/Sunbelt)
Series 2009E
0.50%, 11/15/10	4,000,000	4,037,125
Hillsborough Cnty
CP
Series A
0.40%, 10/14/10 (b)	5,000,000	5,000,000
Jacksonville
Excise Taxes RB
Series 2009A
0.53%, 10/01/10	1,000,000	1,004,944
Excise Taxes RB
Series 2009B
0.53%, 10/01/10	2,860,000	2,874,139
Transportation RB
Series 2007
0.33%, 07/01/10 (a)(c)(d)	28,875,000	28,875,000
Jacksonville Economic Development Commission
Educational Facilities RB (Episcopal High School)
Series 2002
0.35%, 07/07/10 (a)(b)	5,590,000	5,590,000
Miami-Dade Cnty
GO Bonds (Building Better Communities)
Series 2008A
0.31%, 07/01/10 (a)(b)(c)(d)	5,070,000	5,070,000
Water & Sewer System RB
Series 2010
0.33%, 07/01/10 (a)(b)(c)(d)	13,000,000	13,000,000
Miami-Dade Cnty School Board
COP
Series 2008B
0.34%, 07/01/10 (a)(b)(c)(d)	5,675,000	5,675,000
Orange Cnty Hsg Finance Auth
Refunding RB (Highland Pointe Apts)
Series 1998J
0.31%, 07/01/10 (a)(b)	7,455,000	7,455,000
Orlando Utilities Commission
Utility System Refunding RB
Series 2009B
0.50%, 01/27/11 (c)(d)	10,140,000	10,140,000
Water & Electric Refunding RB
Series 1992
0.48%, 10/01/10	1,425,000	1,444,737
Orlando-Orange Cnty Expressway Auth
RB
Series 2007A
0.32%, 07/01/10 (a)(b)(c)(d)	5,000,000	5,000,000
0.43%, 12/09/10 (b)(c)(d)	14,900,000	14,900,000
Palm Beach Cnty Solid Waste Auth
Improvement RB
Series 2009A
0.31%, 07/01/10 (a)(b)(c)(d)	4,545,000	4,545,000

See financial notes 47

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Palm Coast
Utility System RB
Series 2007
0.33%, 07/01/10 (a)(b)(c)(d)	4,275,000	4,275,000
Polk Cnty
Utility System RB
Series 2004A
0.32%, 07/01/10 (a)(b)(c)(d)	14,305,000	14,305,000
South Florida Water Management District
COP
Series 2006
0.36%, 07/01/10 (a)(c)(d)	4,000,000	4,000,000
Tallahassee
Energy System RB
Series 2007
0.32%, 07/01/10 (a)(c)(d)	11,250,000	11,250,000

		259,494,685

Georgia 1.8%
Clayton Cnty Housing Auth
M/F Refunding RB (Chateau Forest Apts)
Series 1990E
1.09%, 07/07/10 (a)(b)	7,160,000	7,160,000
DeKalb Cnty Housing Auth
M/F Housing RB (Highland Place Apts)
Series 2008
0.31%, 07/01/10 (a)(b)	27,000,000	27,000,000
Fulton Cnty Development Auth
RB (Georgia Tech Athletic Assoc)
Series 2008A
0.50%, 12/01/10 (b)	8,575,000	8,575,000
Georgia
GO Bonds
Series 2007E
0.35%, 07/01/10 (a)(c)(d)	4,364,000	4,364,000
GO Bonds 1993C
0.48%, 07/01/10	1,000,000	1,000,000
Griffin-Spalding Cnty Development Auth
IDRB (Woodland Industries)
Series 2007
0.36%, 07/01/10 (a)(b)	3,970,000	3,970,000
Metropolitan Atlanta Rapid Transit Auth
Sales Tax RB
Series 2009A
0.32%, 07/01/10 (a)(c)(d)	2,250,000	2,250,000
Sales Tax Refunding RB
Series 2007B
0.31%, 07/01/10 (a)(c)(d)	1,880,000	1,880,000
Sales Tax Revenue CP Notes
Series 2007D
0.38%, 07/06/10 (c)	10,000,000	10,000,000
Monroe Cnty Development Auth
Pollution Control RB (Georgia Power Plant Scherer)
First Series 2008
0.80%, 01/07/11	3,000,000	3,000,000
Private Colleges & Universities Auth
RB (Emory Univ)
Series 2009C
0.31%, 07/01/10 (a)(c)(d)	3,845,000	3,845,000

		73,044,000

Hawaii 0.3%
Hawaii
GO Refunding Bonds
Series 2005DG
0.58%, 07/01/10	1,000,000	1,000,000
Hawaii State Dept of Budget & Finance
RB (Hawaiian Electric)
Series 2009
0.41%, 11/04/10 (b)(c)(d)	9,995,000	9,995,000
Honolulu
GO Bonds
Series 2005A,C&D
0.32%, 07/01/10 (a)(c)(d)	2,320,000	2,320,000

		13,315,000

Idaho 0.3%
Idaho
TAN
Series 2010
0.41%, 06/30/11 (f)	12,000,000	12,189,480

Illinois 14.4%
Bloomington
GO Bonds
Series 2004
0.29%, 07/07/10 (a)(c)	11,050,000	11,050,000
Bolingbrook
GO Bonds
Series 2007
0.33%, 07/01/10 (a)(b)(c)(d)	9,310,000	9,310,000
Tax Increment Jr Lien RB
Series 2005
0.51%, 07/07/10 (a)(b)	8,880,000	8,880,000
Chicago
General Airport Third Lien RB
Series 2005A
0.33%, 07/01/10 (a)(b)(c)(d)	14,950,000	14,950,000
GO Project & Refunding Bonds
Series 2006A
0.31%, 07/01/10 (a)(c)(d)	4,915,000	4,915,000
GO Project & Refunding Bonds
Series 2007A
0.32%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000
0.32%, 07/01/10 (a)(c)(d)	10,300,000	10,300,000
0.33%, 07/01/10 (a)(c)(d)	26,065,000	26,065,000
GO Refunding Bonds
Series 1993B
0.23%, 07/07/10 (a)(b)(c)(d)	4,000,000	4,000,000
GO Refunding Bonds
Series 2008A
0.31%, 07/01/10 (a)(c)(d)	10,830,000	10,830,000
GO Refunding Bonds
Series 2009A
0.36%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000
Chicago Board of Education
Unlimited Tax GO Bonds
Series 1999A
0.31%, 07/01/10 (a)(b)(c)(d)	15,865,000	15,865,000
Community Unit SD No. 308
GO Bonds
Series 2008
0.33%, 07/01/10 (a)(b)(c)(d)	7,049,000	7,049,000

48 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Community Unit SD No. 365U
GO Bonds (Valley View)
Series 2005
0.43%, 11/04/10 (b)(c)(d)	10,400,000	10,400,000
Cook Cnty
RB (Catholic Theological Union)
Series 2005
0.26%, 07/07/10 (a)(b)	1,500,000	1,500,000
DuQuoin
Industrial Refunding & RB (Marshall Browning Hospital)
Series 2006
0.39%, 07/01/10 (a)(b)	9,750,000	9,750,000
Hopedale
RB (Hopedale Medical Foundation)
Series 2009
0.38%, 07/01/10 (a)(b)	4,900,000	4,900,000
Illinois
Jr Obligation Bonds (Sales Tax)
Series June 2010
0.64%, 06/15/11	5,000,000	5,112,221
Illinois Finance Auth
RB (Advocate Health Care Network)
Series 2008A1
0.37%, 02/11/11 (g)	20,000,000	20,000,000
RB (Kohl Children’s Museum of Greater Chicago)
Series 2004
0.26%, 07/07/10 (a)(b)	1,700,000	1,700,000
RB (Lake Forest College)
Series 2008
0.26%, 07/07/10 (a)(b)	2,500,000	2,500,000
RB (Northwestern Memorial Hospital)
Series 2009A
0.44%, 08/15/10	1,000,000	1,003,110
RB (Northwestern Memorial Hospital)
Series 2009B
0.44%, 08/15/10	1,000,000	1,003,110
RB (Perspectives Charter School)
Series 2003
0.38%, 07/01/10 (a)(b)	5,100,000	5,100,000
RB (Planned Parenthood)
Series 2007A
0.33%, 07/01/10 (a)(b)	7,350,000	7,350,000
RB (Resurrection Health Care)
Series 2005C
0.32%, 07/01/10 (a)(b)	41,915,000	41,915,000
RB (The Clare at Water Tower)
Series 2005D
0.33%, 07/01/10 (a)(b)(g)	30,000,000	30,000,000
Refunding RB (Swedish Covenant Hospital)
Series 2008A
0.26%, 07/07/10 (a)(b)	6,000,000	6,000,000
Illinois Health Facilities Auth
RB (Centegra Health System)
Series 2002
0.27%, 07/07/10 (a)(b)(c)(g)	36,460,000	36,460,000
Illinois Housing Development Auth
M/F Housing RB (Brookhaven Apts)
Series 2008
0.38%, 07/01/10 (a)(b)	8,605,000	8,605,000
Illinois Regional Transportation Auth
GO Bonds
Series 2001A
0.56%, 07/01/10 (a)(c)(d)	36,055,000	36,055,000
0.56%, 07/01/10 (a)(c)(d)	5,870,000	5,870,000
Jacksonville
Industrial Improvement RB (Passavant Memorial Area Hospital Assoc)
Series 2006B
0.39%, 07/01/10 (a)(b)	11,430,000	11,430,000
Industrial Refunding RB (Passavant Memorial Area Hospital Assoc)
Series 2006A
0.39%, 07/01/10 (a)(b)	18,450,000	18,450,000
Metropolitan Pier & Exposition Auth
McCormick Place Expansion Project Bonds
Series 2002A
0.31%, 07/01/10 (a)(b)(c)(d)	22,070,000	22,070,000
0.33%, 07/01/10 (a)(b)(c)(d)	10,814,000	10,814,000
0.33%, 07/01/10 (a)(b)(c)(d)	11,810,000	11,810,000
0.33%, 07/01/10 (a)(b)(c)(d)	90,410,000	90,410,000
0.33%, 07/01/10 (a)(b)(c)(d)	11,980,000	11,980,000
0.33%, 07/01/10 (a)(b)(c)(d)	17,120,000	17,120,000
0.33%, 07/01/10 (a)(b)(c)(d)	2,500,000	2,500,000
St. Clair Cnty
Industrial Building Refunding RB (Winchester Apts)
Series 1994
0.32%, 07/01/10 (a)(b)	15,550,000	15,550,000
Univ of Illinois
Auxiliary Facilities System RB
Series 2006
0.32%, 07/01/10 (a)(c)(d)	2,595,000	2,595,000
0.32%, 07/01/10 (a)(c)(d)	8,600,000	8,600,000

		591,766,441

Indiana 1.3%
Boone Cnty Hospital Assoc
Lease Refunding RB
Series 2005
0.33%, 07/01/10 (a)(b)(c)(d)	5,800,000	5,800,000
Decatur Township Multi-School Building Corp
First Mortgage Refunding Bonds
Series 2006B
0.33%, 07/01/10 (a)(b)(c)(d)	4,115,000	4,115,000
Indiana Finance Auth
Refunding & RB (Trinity Health)
Series 2009A
0.49%, 12/01/10	2,100,000	2,117,546
Indiana Health & Educational Facility Financing Auth
Hospital RB (Howard Regional Health System)
Series 2005A
0.51%, 07/01/10 (a)(b)	19,030,000	19,030,000
Indiana Health Facility Financing Auth
RB (Memorial Hospital)
Series 2004A
0.34%, 07/01/10 (a)(b)	17,075,000	17,075,000
Sub RB (Ascension Health)
Series 2005A3
0.54%, 07/01/11	1,555,000	1,624,085
Sub RB (Ascension Health)
Series 2005A8
0.52%, 11/01/10	2,750,000	2,791,248

		52,552,879

Iowa 0.8%
Iowa Finance Auth
Midwestern Disaster Area RB (Cargill)
Series 2009B
0.38%, 07/01/10 (a)	15,000,000	15,000,000

See financial notes 49

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Pollution Control Facility Refunding RB (MidAmerican Energy)
Series 2008B
0.32%, 07/07/10 (a)	14,000,000	14,000,000
Iowa Higher Education Loan Auth
RAN (Morningside College)
Series 2010F
0.70%, 05/20/11 (b)	1,750,000	1,766,137

		30,766,137

Kentucky 1.5%
Kentucky Economic Development Finance Auth
RB (Catholic Health Initiatives)
Series 2004D
0.46%, 11/10/10	8,800,000	8,897,084
RB (Louisville Arena Auth)
Series 2008A1
0.36%, 07/01/10 (a)(b)(c)(d)	8,500,000	8,500,000
Kentucky State Property & Buildings Commission
Refunding RB Project No. 84
0.49%, 07/01/10 (a)(c)(d)	14,900,000	14,900,000
Madisonville
Hospital RB (Trover Clinic Foundation)
Series 2006
0.34%, 07/01/10 (a)(b)(c)	13,335,000	13,335,000
Mason Cnty
Pollution Control RB (East Kentucky Power Coop) Pooled
Series 1984B1
0.99%, 07/07/10 (a)(b)	14,905,000	14,905,000

		60,537,084

Louisiana 1.2%
Ascension Parish IDB
RB (BASF Corp)
Series 2009
0.34%, 07/07/10 (a)	15,000,000	15,000,000
Jefferson
Special Sales Tax RB
Series 2005
0.33%, 07/01/10 (a)(b)(c)(d)	3,445,000	3,445,000
Louisiana Local Government Environmental Facilities & Community Development Auth
Healthcare Facilities Refunding RB
Series 2007A
0.34%, 07/01/10 (a)(b)	11,520,000	11,520,000
RB (Louise S. McGehee School)
Series 2010
0.41%, 07/01/10 (a)(b)	7,000,000	7,000,000
Louisiana Municipal Natural Gas Purchasing & Distribution Auth
RB (Gas Project No. 1)
Series 2006
0.33%, 07/01/10 (a)(b)(c)(d)	10,865,000	10,865,000

		47,830,000

Maine 0.4%
Maine State Housing Auth
Mortgage Purchase Bonds
Series 2008E1
0.42%, 07/01/10 (a)(c)	15,000,000	15,000,000

Maryland 0.3%
Maryland Health & Higher Educational Facilities Auth
Mortgage RB (Western Maryland Health System)
Series 2006A
0.43%, 12/09/10 (b)(c)(d)	14,125,000	14,125,000

Massachusetts 2.9%
Brockton
GO BAN
0.51%, 05/13/11	3,000,000	3,025,575
Danvers
GO BAN
Series 2009
0.48%, 07/09/10	8,205,000	8,207,719
Massachusetts
GO Refunding Bonds
Series 1996A
0.48%, 11/01/10	245,000	249,542
0.51%, 11/01/10	250,000	254,619
GO Refunding Bonds
Series 2004A
0.34%, 07/01/10 (a)(c)(d)	4,600,000	4,600,000
0.49%, 07/01/10 (a)(c)(d)	15,790,000	15,790,000
Special Obligation RB
Series 2005A
0.56%, 07/01/10 (a)(c)(d)	9,655,000	9,655,000
Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds
Series 2010A
0.40%, 07/01/10 (a)(e)	4,235,000	4,235,000
Massachusetts Health & Educational Facilities Auth
RB (Northeastern Univ)
Series 2008T3
0.58% - 0.60%, 02/17/11	10,375,000	10,375,639
Massachusetts HFA
Housing Bonds
Series 2010A
0.57%, 06/01/11	7,000,000	7,000,000
Massachusetts School Building Auth
Dedicated Sales Tax Bonds
Series 2005A
0.32%, 07/01/10 (a)(c)(d)	4,900,000	4,900,000
Dedicated Sales Tax Bonds
Series 2007A
0.34%, 07/01/10 (a)(c)(d)	2,100,000	2,100,000
0.36%, 07/01/10 (a)(c)(d)	1,310,000	1,310,000
Massachusetts Water Resources Auth
General RB
Series 2002B
0.32%, 07/01/10 (a)(c)(d)	15,900,000	15,900,000
General Refunding RB
Series 2007B
0.56%, 07/01/10 (a)(c)(d)	10,690,000	10,690,000
Quincy
GO BAN
0.42%, 01/28/11	15,000,000	15,093,646
Whitman
GO BAN
0.58%, 05/06/11	4,000,000	4,022,547

		117,409,287

50 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Michigan 2.5%
Detroit
Sewage Disposal System Sr Lien Refunding RB
Series 2006D
0.59%, 07/01/10 (a)(b)(c)(d)	8,665,000	8,665,000
Michigan Municipal Bond Auth
RAN
Series 2009C2
0.45%, 08/20/10 (b)	195,000	195,549
RAN
Series 2009C3
0.85%, 08/20/10 (b)	22,500,000	22,550,425
Revenue Notes
Series 2010C1
0.40%, 08/20/10 (b)	4,435,000	4,441,652
Michigan State Hospital Finance Auth
RB (Ascension Health)
Series 1999B3
0.46% - 0.69%, 08/15/10	16,925,000	16,970,535
RB (Ascension Health)
Series 2010
0.40%, 07/01/10 (a)(e)	11,200,000	11,200,000
Refunding RB (Crittenton Hospital Medical Center)
Series 2003A
0.28%, 07/01/10 (a)(b)	15,435,000	15,435,000
Michigan State Strategic Fund
Limited Obligation RB (Legal Aid & Defender Assoc)
Series 2007
0.33%, 07/01/10 (a)(b)	12,165,000	12,165,000
Sanilac Cnty Economic Development Corp
Limited Obligation RB (Marlette Community Hospital)
Series 2001
0.39%, 07/01/10 (a)(b)	10,385,000	10,385,000

		102,008,161

Minnesota 0.2%
Minnesota HFA
Residential Housing Finance Bonds
Series 2009E
0.32%, 07/01/10 (a)(c)(d)	8,895,000	8,895,000

Mississippi 0.9%
Mississippi Business Finance Corp
Gulf Opportunity Zone RB (King Edward Hotel)
Series 2009
0.31%, 07/01/10 (a)(b)	5,900,000	5,900,000
RB (Mississippi Methodist Sr Services)
Series 2008A
0.74%, 07/07/10 (a)(b)(g)	21,450,000	21,450,000
Mississippi Development Bank
Revenue Notes (Mississippi Department of Transportation CP Program)
Series A
0.65%, 12/16/10 (b)	10,000,000	10,000,000

		37,350,000

Missouri 1.6%
Kansas City IDA
M/F Housing Refunding RB (Ethans Apts)
Series 2004
0.35%, 07/01/10 (a)(b)	29,560,000	29,560,000
RB (Kansas City Downtown Redevelopment District)
Series 2006B
0.25%, 07/07/10 (a)(b)	7,085,000	7,085,000
Refunding IDRB (Plaza Manor Nursing Home)
Series 2004
0.41%, 07/01/10 (a)(b)	2,090,000	2,090,000
Missouri Health & Educational Facilities Auth
Health Facilities RB (SSM Health Care)
Series 2005B
0.64%, 08/05/10	20,650,000	20,650,000
RB (Ascension Health)
Series 2003C1
0.48%, 05/04/11	4,505,000	4,505,169

		63,890,169

Nebraska 0.6%
Douglas Cnty Hospital Auth No.3
Health Facilities Refunding RB (Nebraska Methodist Health System)
Series 2008
0.32%, 07/01/10 (a)(b)(c)(d)	5,030,000	5,030,000
Omaha Public Power District
Electric System RB
Series 2006A
0.50%, 01/20/11 (c)(d)	10,065,000	10,065,000
Univ of Nebraska
RB (Omaha Student Facilities)
Series 2007
0.33%, 07/01/10 (a)(c)(d)	7,625,000	7,625,000

		22,720,000

Nevada 1.9%
Clark Cnty
Airport System Jr Sub Lien Revenue Notes
Series 2009A
0.78%, 07/15/10	10,000,000	10,000,000
Highway Refunding & RB (Motor Vehicle Fuel Tax)
Series 2007
0.33%, 07/01/10 (a)(b)(c)(d)	3,555,000	3,555,000
Passenger Facility Charge RB (Las Vegas-McCarran International Airport)
Series 2007A2
0.50%, 01/27/11 (b)(c)(d)	4,855,000	4,855,000
Passenger Facility Charge RB (Las Vegas-McCarran International Airport)
Series 2010A
0.33%, 07/01/10 (a)(b)(c)(d)	6,000,000	6,000,000
Sales & Excise Tax Revenue CP Notes
Series 2008A&B
0.32%, 07/22/10 (b)	2,700,000	2,700,000
Clark Cnty SD
Limited Tax GO Bonds
Series 2002C
0.50%, 06/15/11	4,000,000	4,171,454
Limited Tax GO Bonds
Series 2006B
0.33%, 07/01/10 (a)(c)(d)	7,160,000	7,160,000
0.33%, 07/01/10 (a)(b)(c)(d)	7,125,000	7,125,000
0.33%, 07/01/10 (a)(b)(c)(d)	4,875,000	4,875,000
Limited Tax GO Bonds
Series 2006C
0.65%, 06/15/11	3,700,000	3,852,815

See financial notes 51

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Las Vegas Valley Water District
GO Limited Tax Water CP
Series 2004B
0.35%, 08/04/10 (c)	8,000,000	8,000,000
0.38%, 08/09/10 (c)	7,000,000	7,000,000
Nevada
Limited Tax GO Bonds
Series 2008C
0.31%, 07/01/10 (a)(c)(d)	9,400,000	9,400,000

		78,694,269

New Hampshire 0.5%
New Hampshire Health & Education Facilities Auth
RB (Androscoggin Valley Hospital)
Series 2007
0.34%, 07/01/10 (a)(b)	13,955,000	13,955,000
RB (Rivier College)
Series 2008
0.34%, 07/01/10 (a)(b)	6,610,000	6,610,000

		20,565,000

New Jersey 2.1%
Burlington Cnty
BAN
Series 2009B
0.52%, 09/10/10	15,880,000	15,910,066
East Brunswick Township
BAN
0.57%, 04/27/11	8,000,000	8,126,181
Hudson Cnty Improvement Auth
Guaranteed Pool Notes
Series 2009A1
0.84%, 09/03/10	8,875,000	8,889,011
Montclair Township
BAN
0.48%, 03/10/11	5,582,000	5,611,524
New Jersey Health Care Facilities Financing Auth
RB (Hackensack Univ Medical Center)
Series 2008
0.36%, 07/01/10 (a)(b)(c)(d)	3,420,000	3,420,000
New Jersey Transportation Trust Fund Auth
Transportation System Bonds
Series 2001C
0.42% - 0.52%, 12/15/10	8,485,000	8,681,310
Transportation System Bonds
Series 2005A
0.42%, 12/15/10	2,500,000	2,554,884
Transportation System Bonds
Series 2006C
0.31%, 07/01/10 (a)(b)(c)(d)	1,295,000	1,295,000
Transportation System Bonds
Series 2009A
0.36%, 08/19/10 (b)(c)(d)	6,160,000	6,160,000
Rockaway Township
General Improvement BAN
Series 2009
0.62%, 09/30/10	9,192,000	9,223,419
Union Cnty
BAN
0.48%, 07/01/11 (f)	10,035,000	10,186,729
West Milford Township
BAN
0.53%, 04/15/11	5,000,000	5,038,032

		85,096,156

New Mexico 0.1%
Santa Fe New Mexico
Wastewater System Sub Lien RB (Gross Receipts Tax)
Series 1997B
0.25%, 07/07/10 (a)(b)	2,400,000	2,400,000

New York 9.4%
Erie Cnty Tobacco Asset Securitization Corp
Tobacco Settlement Sub Asset-Backed Bonds
Series 2000A
0.50%, 07/15/10 (b)	500,000	506,150
Long Island Power Auth
CP Notes
Series CP-1
0.31%, 08/03/10 (b)	4,000,000	4,000,000
New York City
GO Bonds Fiscal 2003
Series B
0.75%, 08/01/10	150,000	150,602
GO Bonds Fiscal 2003
Series C
0.52%, 08/01/10	650,000	652,602
GO Bonds Fiscal 2004
Series A
0.55%, 08/01/10	250,000	250,941
GO Bonds Fiscal 2004
Series E
0.48%, 08/01/10	500,000	502,018
GO Bonds Fiscal 2004
Series G
0.42%, 08/01/10	500,000	501,740
GO Bonds Fiscal 2006
Series I7
0.24%, 07/07/10 (a)(b)(f)	4,000,000	4,000,000
GO Bonds Fiscal 2007
Series C1
0.40%, 01/01/11	1,500,000	1,534,500
GO Bonds Fiscal 2008
Series C1
0.61%, 10/01/10	200,000	201,688
GO Bonds Fiscal 2008
Series J1
0.62%, 08/01/10	2,000,000	2,007,401
GO Bonds Fiscal 2008
Series L5
0.16%, 07/01/10 (a)(c)	2,400,000	2,400,000
GO Bonds Fiscal 2009
Series I1
0.36%, 08/19/10 (b)(c)(d)(g)	24,385,000	24,385,000
New York City Housing Development Corp
M/F Housing RB
Series 2009B3
0.35%, 12/01/10	12,000,000	12,000,000
M/F Housing RB
Series 2009E2
0.33%, 09/15/10	3,200,000	3,200,000

52 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
New York City Municipal Water Finance Auth
CP
Series 5
0.38%, 10/04/10	8,000,000	8,000,000
Extendible CP Notes
Series 7
0.49%, 08/11/10	24,000,000	24,000,000
Water & Sewer System RB Fiscal 2002
Series G
0.32%, 07/01/10 (a)(c)(d)	5,465,000	5,465,000
Water & Sewer System RB Fiscal 2003
Series A
0.31%, 07/01/10 (a)(c)(d)	9,900,000	9,900,000
Water & Sewer System RB Fiscal 2006
Series D
0.31%, 07/01/10 (a)(c)(d)	32,670,000	32,670,000
Water & Sewer System RB Fiscal 2007
Series A
0.31%, 07/01/10 (a)(c)(d)	12,750,000	12,750,000
Water & Sewer System RB Fiscal 2009
Series AA
0.31%, 07/01/10 (a)(c)(d)	7,295,000	7,295,000
New York City Transitional Finance Auth
Future Tax Secured Refunding Bonds Fiscal 2004
Series D1
0.54%, 11/01/10	300,000	304,481
Future Tax Secured Sub Bonds Fiscal 2007
Series A1
0.45% - 0.48%, 08/01/10	800,000	803,051
New York Liberty Development Corp
RB (World Trade Center)
Series 2009A
0.50%, 01/17/11 (b)	35,000,000	35,000,000
New York State Dormitory Auth
Court Facilities Lease RB
Series 2003A
0.74%, 05/15/11	760,000	789,681
RB (New York Univ)
Series 2001-2
0.32%, 07/01/10 (a)(c)(d)	1,695,000	1,695,000
State Personal Income Tax RB
Series 2005B
0.56%, 07/01/10 (a)(c)(d)	1,975,000	1,975,000
State Personal Income Tax RB
Series 2005F
0.31%, 07/01/10 (a)(c)(d)	7,500,000	7,500,000
State Personal Income Tax RB
Series 2006D
0.32%, 07/01/10 (a)(c)(d)	23,800,000	23,800,000
0.32%, 07/01/10 (a)(c)(d)	12,840,000	12,840,000
State Personal Income Tax Refunding RB
Series 2005B
0.56%, 07/01/10 (a)(c)(d)	13,405,000	13,405,000
0.56%, 07/01/10 (a)(c)(d)	5,670,000	5,670,000
New York State Environmental Facilities Corp
State Clean Water & Drinking Water Revolving Funds RB
Series 2008B
0.32%, 07/01/10 (a)(c)(d)	3,790,000	3,790,000
New York State HFA
Housing RB (505 West 37th St)
Series 2009A
0.25%, 07/07/10 (a)(b)	15,435,000	15,435,000
New York State Mortgage Agency
Homeowner Mortgage RB
Series 162
0.27%, 07/07/10 (a)(c)	13,005,000	13,005,000
New York State Power Auth
RB
Series 2007A
0.32%, 07/01/10 (a)(c)(d)	6,835,000	6,835,000
New York State Thruway Auth
Service Contract Bonds
Series 2007
0.58%, 04/01/11	1,000,000	1,023,637
New York State Urban Development Corp
RB (Correctional & Youth Facilities)
Series 2002A
0.65%, 01/01/11	5,450,000	5,581,468
Oyster Bay
BAN
Series 2009B
0.44%, 09/17/10	9,000,000	9,025,066
Port Auth of New York & New Jersey
Consolidated Bonds 148th
Series
0.32%, 07/01/10 (a)(c)(d)	4,900,000	4,900,000
CP
Series B
0.32%, 07/08/10	560,000	560,000
0.39%, 07/15/10	3,595,000	3,595,000
0.40%, 08/19/10	2,500,000	2,500,000
0.43%, 09/16/10	11,985,000	11,985,000
0.40%, 10/19/10	10,530,000	10,530,000
Ramapo Housing Auth
RB (Fountainview at College Road)
Series 1998
0.41%, 07/01/10 (a)(b)	6,610,000	6,610,000
Suffolk Cnty
TAN
Series 2010
0.35% - 0.37%, 08/12/10	25,000,000	25,047,216
Triborough Bridge & Tunnel Auth
Convention Center Bonds
Series E
0.57%, 01/01/11	450,000	462,165
General Purpose RB
Series 2001A
0.32%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000

		386,039,407

North Carolina 0.8%
Mecklenburg Cnty
GO Refunding Bonds
Series 2009D
0.41%, 07/01/10 (a)(e)	9,830,000	9,830,000
North Carolina Infrastructure Finance Corp
Lease Purchase RB (Correctional Facilities)
Series 2003
0.43%, 10/01/10	775,000	783,854
North Carolina Medical Care Commission
Health Care Facilities RB (Novant Health)
Series 2006
0.32%, 07/01/10 (a)(b)(c)(d)	4,000,000	4,000,000
0.32%, 07/01/10 (a)(b)(c)(d)	19,100,000	19,100,000

		33,713,854

See financial notes 53

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

North Dakota 0.2%
North Dakota HFA
Home Mortgage Finance Program Bonds
Series 2009A
0.95%, 07/01/10	2,180,000	2,180,000
Richland Cnty
Recovery Zone Facility RB (Minn-Dak Farmers Coop)
Series 2010B
0.32%, 07/01/10 (a)(b)	7,000,000	7,000,000

		9,180,000

Ohio 4.1%
Bellefontaine
Refunding RB (Mary Rutan Hospital)
Series 2005
0.36%, 07/01/10 (a)(b)	11,210,000	11,210,000
Buckeye Tobacco Settlement Financing Auth
Tobacco Settlement Asset-Backed Bonds
Series 2007A2
0.33%, 07/01/10 (a)(b)(c)(d)	13,835,000	13,835,000
Butler Cnty
Hospital Facilities RB (Cincinnati Children’s Hospital Medical Center)
Series 2008O
0.55%, 07/02/10 (a)(b)	5,040,000	5,040,000
Cincinnati SD
Unlimited Tax GO Refunding Bonds
Series 2006
0.56%, 07/01/10 (a)(c)(d)	4,990,000	4,990,000
0.56%, 07/01/10 (a)(c)(d)	14,700,000	14,700,000
Columbus SD
BAN
Series 2009C
0.45%, 12/02/10	7,000,000	7,030,863
Darke Cnty
Health Care Facilities RB (Wayne Hospital)
Series 2007
0.37%, 07/01/10 (a)(b)(g)	20,000,000	20,000,000
Franklin Cnty
RB (Children’s Hospital)
Series 1992B
0.38%, 07/01/10 (a)(c)	4,100,000	4,100,000
Geauga Cnty
RB (South Franklin Circle)
Series 2007A
0.29%, 07/01/10 (a)(b)	5,465,000	5,465,000
RB (South Franklin Circle)
Series 2007B
0.29%, 07/01/10 (a)(b)	9,300,000	9,300,000
Ohio Higher Educational Facility Commission
Higher Educational Facility RB (Pooled Financing)
Series 2006A
0.55%, 07/01/10 (a)(b)	27,045,000	27,045,000
Hospital RB (Univ Hospitals Health System)
Series 2007A
0.32%, 07/01/10 (a)(b)(c)(d)	3,800,000	3,800,000
RB (Cleveland Clinic Health System)
Series 2009B
0.49%, 01/01/11	700,000	712,264
Port of Greater Cincinnati Development Auth
Special Obligation RB (Springdale Public Infrastructure)
Series 2006
0.65%, 02/01/11 (b)	9,175,000	9,175,000
Rickenbacker Port Auth
Economic Development RB (Young Men’s Christian Assoc of Central Ohio)
Series 2002
0.34%, 07/01/10 (a)(b)	11,035,000	11,035,000
Summit County Port Auth
RB (Lawrence School)
Series 2005
0.58%, 07/01/10 (a)(b)	10,025,000	10,025,000
Univ of Toledo
BAN
Series 2010
0.72%, 06/01/11	5,300,000	5,337,620
Wadsworth SD
Unlimited Tax GO Bonds
Series 2009
0.65%, 09/22/10	4,750,000	4,767,163

		167,567,910

Oklahoma 0.2%
Tulsa Cnty Industrial Auth
RB (Saint Francis Health System)
Series 2006
0.31%, 07/01/10 (a)(c)(d)	8,770,000	8,770,000

Oregon 1.5%
Astoria Hospital Facilities Auth
Hospital RB (Columbia Memorial)
Series 2007
0.35%, 07/01/10 (a)(b)	17,980,000	17,980,000
Oregon
RB (Sage Hollow Ranch)
Series 223
0.36%, 07/01/10 (a)(b)	3,000,000	3,000,000
TAN
Series 2010A
0.39%, 06/30/11	40,000,000	40,639,600

		61,619,600

Pennsylvania 3.1%
Allegheny Cnty Hospital Development Auth
RB (West Penn Allegheny Health System)
Series 2000B
0.47%, 11/15/10 (b)	7,000,000	7,369,181
Erie Cnty Hospital Auth
RB (St. Vincent Health Center)
Series 2010B
0.32%, 07/01/10 (a)(b)	20,965,000	20,965,000
Lackawanna Cnty
GO Notes
Series 2008A
0.70%, 07/01/10 (a)(b)(c)	7,500,000	7,500,000
GO Notes
Series 2008B
0.65%, 07/01/10 (a)(b)(c)	26,505,000	26,505,000
Lancaster Cnty Hospital Auth
RB (Landis Homes Retirement Community)
Series 2009
0.32%, 07/02/10 (a)(b)	15,575,000	15,575,000

54 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Lehigh Cnty General Purpose Auth
Hospital RB (Lehigh Valley Health Network)
Series 2005B
0.46%, 07/01/10 (a)(b)(c)(d)	4,990,000	4,990,000
Owen J. Roberts SD
GO Notes
Series 2006
0.34%, 07/01/10 (a)(b)(c)(d)	1,625,000	1,625,000
Pennsylvania Economic Development Financing Auth
Refunding RB (PPL Energy Supply)
Series 2009C
0.62%, 09/01/10 (b)	9,700,000	9,700,000
Pennsylvania HFA
S/F Mortgage RB
Series 2009-105C
0.31%, 07/01/10 (a)(c)(d)	5,820,000	5,820,000
Pennsylvania State Turnpike Commission
Registration Fee Refunding RB
Series 2005A
0.32%, 07/01/10 (a)(b)(c)(d)	6,905,000	6,905,000
Turnpike RB
Series 2004A
0.32%, 07/01/10 (a)(b)(c)(d)	2,700,000	2,700,000
Philadelphia Auth for Industrial Development
RB (Fox Chase Cancer Center)
Series 2007B
0.31%, 07/01/10 (a)(b)(c)(d)	12,795,000	12,795,000
Washington Cnty Hospital Auth
RB (Washington Hospital)
Series 2007A
0.70%, 07/01/11 (b)	4,000,000	4,000,000

		126,449,181

Puerto Rico 0.2%
Puerto Rico Highway & Transportation Auth
Transportation RB
Series A
0.23%, 07/07/10 (a)(b)	6,620,000	6,620,000

South Carolina 2.0%
Building Equity Sooner For Tomorrow
Refunding RB (Greenville Cnty SD)
Series 2006
0.56%, 07/01/10 (a)(c)(d)	10,550,000	10,550,000
South Carolina Public Service Auth
CP
0.33%, 07/09/10	2,761,000	2,761,000
0.37%, 08/06/10	20,000,000	20,000,000
Refunding Revenue Obligations
Series 2009D
0.75%, 01/01/11	600,000	608,249
Revenue Obligations
Series 2009E
0.32%, 07/01/10 (a)(c)(d)	3,495,000	3,495,000
Spartanburg Regional Health Services District
Hospital Refunding RB
Series 2008B
0.25%, 07/07/10 (a)(b)(c)(g)	45,155,000	45,155,000

		82,569,249

South Dakota 0.7%
South Dakota Health & Educational Facilities Auth
RB (Avera Health)
Series 2008A1
0.31%, 07/02/10 (a)(b)	30,645,000	30,645,000

Tennessee 5.5%
Chattanooga
Electric System RB
Series 2008A
0.30%, 07/01/10 (a)(c)(d)(f)	15,600,000	15,600,000
Chattanooga IDB
Lease Rental Refunding RB
Series 2007
0.36%, 07/01/10 (a)(b)(c)(d)	11,325,000	11,325,000
Clarksville Public Building Auth
Pooled Financing RB (Tennessee Municipal Bond Fund)
Series 1997
0.42%, 07/01/10 (a)(b)	8,020,000	8,020,000
Pooled Financing RB (Tennessee Municipal Bond Fund)
Series 1999
0.42%, 07/01/10 (a)(b)	8,330,000	8,330,000
Metro Government Nashville & Davidson Cnty Health & Educational Facilities Board
M/F Housing Refunding RB (Brentwood Oaks Apts)
Series 1991
0.31%, 07/01/10 (a)(b)	11,320,000	11,320,000
Metropolitan Government of Nashville & Davidson Cnty
Water & Sewer Revenue CP
Series A
0.31%, 07/13/10 (c)	4,000,000	4,000,000
Montgomery Cnty Public Building Auth
Pooled Financing RB (Tennessee Cnty Loan Pool)
Series 1995
0.42%, 07/01/10 (a)(b)(d)	5,965,000	5,965,000
Pooled Financing RB (Tennessee Cnty Loan Pool)
Series 1997
0.42%, 07/01/10 (a)(b)	16,075,000	16,075,000
Municipal Energy Acquisition Corp
Gas RB
Series 2006A
0.33%, 07/01/10 (a)(b)(c)(d)	42,690,000	42,690,000
Gas RB
Series 2006B
0.33%, 07/01/10 (a)(b)(c)(d)	31,210,000	31,210,000
Shelby Cnty Health, Educational & Housing Facilities Board
RB (Baptist Memorial Health Care)
Series 2004A
0.62%, 09/01/10	13,640,000	13,671,826
Signal Mountain Health, Educational, & Housing Facility Board
Refunding RB (Alexian Village of Tennessee)
Series 1999
0.42%, 07/07/10 (a)(b)(c)	12,535,000	12,535,000
Tennergy Corp
Gas RB
Series 2006A
0.33%, 07/01/10 (a)(b)(c)(d)	44,260,000	44,260,000

		225,001,826

See financial notes 55

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Texas 10.9%
Austin
Water & Wastewater System Refunding RB
Series 2009A
0.50%, 09/01/10 (b)(c)(d)	20,140,000	20,140,000
Brownsville
Refunding & RB
Series 2005A
0.33%, 07/01/10 (a)(b)(c)(d)	1,765,000	1,765,000
Cypress-Fairbanks ISD
Unlimited Tax Refunding Bonds
Series 2001
0.32%, 07/01/10 (a)(b)(c)(d)	2,050,000	2,050,000
Unlimited Tax Refunding GO Bonds
Series 2001
0.53%, 02/15/11 (b)	250,000	257,325
Dallas
Refunding & RB
Series 2006
0.32%, 07/01/10 (a)(c)(d)	1,675,000	1,675,000
Waterworks & Sewer System CP
Series B
0.33%, 07/13/10 (c)	30,000,000	30,000,000
Waterworks & Sewer System CP
Series D
0.35%, 07/13/10 (c)	10,000,000	10,000,000
Dallas Area Rapid Transit
Sr Lien Sales Tax RB
Series 2008
0.32%, 07/01/10 (a)(c)(d)	7,600,000	7,600,000
Sr Lien Sales Tax Refunding RB
Series 2007
0.36%, 07/01/10 (a)(c)(d)	1,765,000	1,765,000
Dickinson ISD
Unlimited Tax GO Bonds
Series 2008A
0.32%, 07/01/10 (a)(b)(c)(f)	30,000,000	30,000,000
Frisco ISD
Unlimited Tax Bonds
Series 2008A
0.34%, 07/01/10 (a)(b)(c)(d)	1,745,000	1,745,000
Gregg Cnty Health Facilities Development Corp
Hospital RB (Good Shepherd Medical Center)
Series 2000
1.00%, 10/01/10 (b)	3,000,000	3,073,971
1.00%, 10/01/10 (b)	2,000,000	2,046,812
Hallsville ISD
Unlimited Tax GO Bonds
Series 2010A
0.47%, 02/15/11 (b)	1,455,000	1,477,859
Harris Cnty
TAN
Series 2010
0.32%, 02/28/11	20,000,000	20,220,887
Toll Road Sub Lien Unlimited Tax Refunding RB
Series 2007C
0.40%, 10/07/10 (c)(d)	12,940,000	12,940,000
Harris Cnty Cultural Education Facilities Finance Corp
Refunding RB (Methodist Hospital System)
Series 2009C1
0.30%, 08/03/10	10,000,000	10,000,000
0.34%, 09/08/10	10,000,000	10,000,000
0.36%, 10/20/10	8,000,000	8,000,000
0.45%, 01/11/11	10,000,000	10,000,000
Houston
Airport System Sub Lien RB
Series 2002B
0.32%, 07/01/10 (a)(b)(c)(d)	5,990,000	5,990,000
0.33%, 07/01/10 (a)(b)(c)(d)	13,200,000	13,200,000
Combined Utility System First Lien Refunding RB
Series 2004A
0.32%, 07/01/10 (a)(b)(c)(d)	7,000,000	7,000,000
Combined Utility System First Lien Refunding RB
Series 2007B
0.32%, 07/01/10 (a)(b)(c)(d)	9,000,000	9,000,000
TRAN
Series 2010
0.41%, 06/30/11 (f)	15,000,000	15,236,850
Water & Sewer System Jr Lien Refunding RB
Series 1998A
0.33%, 07/01/10 (a)(c)(d)	6,480,000	6,480,000
Houston Community College
Maintenance Tax Notes
Series 2008
0.33%, 07/01/10 (a)(b)(c)(d)	4,130,000	4,130,000
Houston ISD
Limited Tax Bonds
Series 2008
0.31%, 07/01/10 (a)(b)(c)(d)	4,995,000	4,995,000
0.32%, 07/01/10 (a)(b)(c)(d)	4,950,000	4,950,000
Houston Port Auth
Unlimited Tax CP Notes
Series A1
0.30%, 07/09/10 (c)	19,401,000	19,401,000
Hunt Memorial Hospital District
RB
Series 1998
0.34%, 07/01/10 (a)(b)(c)	3,250,000	3,250,000
Lamar Consolidated ISD
Unlimited Tax GO Bonds
Series 2007
0.32%, 07/01/10 (a)(b)(c)(d)	15,365,000	15,365,000
Unlimited Tax Refunding Bonds
Series 2008
0.33%, 07/01/10 (a)(b)(c)(d)	3,230,000	3,230,000
Lower Colorado River Auth
CP Notes
Series A
0.30%, 07/09/10 (c)	6,500,000	6,500,000
Matagorda Cnty Navigation District No. 1
Pollution Control Refunding RB (Central Power & Light)
Series 2001A
0.50%, 01/27/11 (b)(c)(d)	7,500,000	7,500,000
North East ISD
Unlimited Tax Refunding Bonds
Series 2007
0.56%, 07/01/10 (a)(b)(c)(d)	17,105,000	17,105,000
0.56%, 07/01/10 (a)(b)(c)(d)	5,710,000	5,710,000
0.56%, 07/01/10 (a)(b)(c)(d)	1,590,000	1,590,000
Port Arthur ISD
Unlimited Tax Bonds
Series 2008
0.33%, 07/01/10 (a)(b)(c)(d)	3,100,000	3,100,000
Port of Port Arthur Navigation District
Exempt Facilities RB (TOTAL Petrochemicals USA)
Series 2009
0.23%, 07/07/10 (a)	21,000,000	21,000,000

56 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Red River Education Finance Corp
Higher Education RB (Texas Christian Univ)
Series 2007
0.33%, 07/01/10 (a)(b)(c)(d)	5,160,000	5,160,000
San Antonio
Tax & Revenue Certificates of Obligation
Series 2006
0.40%, 10/07/10 (c)(d)	8,994,000	8,994,000
San Jacinto Community College District
Limited Tax GO Bonds
Series 2008
0.31%, 07/01/10 (a)(c)(d)	7,000,000	7,000,000
Tarrant Cnty Cultural Education Facilities Finance Corp
RB (Texas Health Resources)
Series 2007B
0.31%, 07/01/10 (a)(c)(d)	7,875,000	7,875,000
Texas
TRAN
Series 2009
0.46% - 0.51%, 08/31/10	24,000,000	24,081,367
Texas A&M Univ
Revenue Financing System Bonds
Series 2009D
0.32%, 07/01/10 (a)(c)(d)	3,990,000	3,990,000
Revenue Financing System Bonds
Series 2010B
0.32%, 07/01/10 (a)(c)(d)	1,500,000	1,500,000
Texas Transportation Commission
GO Mobility Fund Bonds
Series 2007
0.31%, 07/01/10 (a)(c)(d)	15,000,000	15,000,000
Travis Cnty
COP (Limited Tax)
Series 2010
0.32%, 07/01/10 (a)(c)(d)	2,940,000	2,940,000
Trinity Higher Educational Facilities Corp
RB (Huston-Tillotson Univ)
Series 2008A
0.31%, 07/01/10 (a)(b)	4,800,000	4,800,000
Univ of Houston
Consolidated Refunding RB
Series 2008
0.31%, 07/01/10 (a)(c)(d)	5,540,000	5,540,000

		446,370,071

Utah 0.6%
Intermountain Power Agency
Power Supply Refunding RB
Series 2003A
0.34%, 07/01/10 (a)(c)(d)	6,450,000	6,450,000
Utah Housing Corp
M/F Housing RB (Timbergate Apts)
Series 2009A
0.32%, 07/01/10 (a)(b)	6,250,000	6,250,000
Utah Transit Auth
Sales Tax RB
Series 2008A
0.31%, 07/01/10 (a)(c)(d)	6,560,000	6,560,000
0.32%, 07/01/10 (a)(c)(d)	7,230,000	7,230,000

		26,490,000

Vermont 0.2%
Vermont Educational & Health Buildings Financing Agency
RB (Middlebury College)
Series 2002
0.50%, 11/01/10	8,000,000	8,000,000

Virginia 1.9%
Caroline Cnty IDA
Development RB (Meadow Event Park)
Series 2007G
0.33%, 07/01/10 (a)(b)	11,000,000	11,000,000
Fairfax Cnty IDA
Health Care RB (Inova Health System)
Series 2010A1
0.43%, 07/01/10 (a)(e)	6,000,000	6,000,000
Health Care RB (Inova Health)
Series 2005C2
0.35%, 07/07/10 (a)	11,000,000	11,000,000
Norfolk Economic Development Auth
CP Revenue Notes (Sentara Healthcare)
0.36%, 09/09/10	12,500,000	12,500,000
0.37%, 10/07/10	15,000,000	15,000,000
Hospital Facilities RB (Sentara Healthcare)
Series 2010C
0.43%, 07/01/10 (a)(e)	9,250,000	9,250,000
Virginia College Building Auth
Educational Facilities RB
Series 2006A
0.35%, 07/01/10 (a)(c)(d)	4,125,000	4,125,000
Virginia Housing Development Auth
Commonwealth Mortgage Bonds
Series 2001H1
0.36%, 07/01/10 (a)(c)(d)	3,330,000	3,330,000
Virginia Small Business Financing Auth
Health Care Facilities Refunding RB (Sentara Healthcare)
Series 2010
0.32%, 07/01/10 (a)(c)(d)	6,000,000	6,000,000

		78,205,000

Washington 2.0%
Energy Northwest
Electric Refunding RB (Columbia Generating Station)
Series 2004A
0.45% - 0.60%, 07/01/10	5,045,000	5,045,000
Electric Refunding RB (Project No. 3)
Series 2001A
0.55%, 07/01/10	1,715,000	1,715,000
Electric Refunding RB (Project No. 3)
Series 2008D
0.56%, 07/01/10	500,000	500,000
Refunding RB (Nuclear Project No.3)
Series 1989B
0.58%, 07/01/10	2,800,000	2,800,000
King Cnty Public Hospital District No.1
Limited Tax GO Refunding Bonds
Series 2008A
0.33%, 07/01/10 (a)(b)(c)(d)	7,850,000	7,850,000
Seattle
Drainage & Wastewater RB
Series 2008
0.32%, 07/01/10 (a)(c)(d)	8,100,000	8,100,000

See financial notes 57

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Washington
COP
Series 2010A
0.60%, 07/01/11	1,495,000	1,515,839
Motor Vehicle Fuel Tax GO Bonds
Series 2008B
0.31%, 07/01/10 (a)(c)(d)	12,505,000	12,505,000
Various Purpose GO Bonds
Series 2005D
0.32%, 07/01/10 (a)(c)(d)	5,175,000	5,175,000
Washington Economic Development Finance Auth
Solid Waste Disposal RB (CleanScapes)
Series 2009
0.35%, 07/07/10 (a)(b)	7,895,000	7,895,000
Washington Health Care Facilities Auth
RB (Children’s Hospital & Regional Medical Center)
Series 2008A
0.26%, 07/07/10 (a)(b)	4,920,000	4,920,000
RB (Fred Hutchinson Cancer Research Center)
Series 2009A
0.50%, 09/01/10 (b)(c)(d)	14,995,000	14,995,000
RB (Kadlec Medical Center)
Series 2006B
0.35%, 07/07/10 (a)(b)(c)	3,975,000	3,975,000
Washington State Housing Finance Commission
Nonprofit RB (Bertschi School)
Series 2006
0.32%, 07/01/10 (a)(b)	5,935,000	5,935,000

		82,925,839

West Virginia 0.8%
Monongalia Cnty Building Commission
Refunding & RB (Monongalia General Hospital)
Series 2008A
0.33%, 07/01/10 (a)(b)(d)	16,155,000	16,155,000
West Virginia Higher Education Policy Commission
RB (Higher Education Facilities)
Series 2004B
0.31%, 07/01/10 (a)(b)(c)(d)	15,470,000	15,470,000

		31,625,000

Wisconsin 2.2%
WI Health & Educational Facilities Auth
RB (Gundersen Lutheran)
Series 2000A
0.46%, 07/01/10 (a)(b)(c)	12,400,000	12,400,000
Wisconsin
Operating Notes 2010
0.48%, 06/15/11 (f)	7,000,000	7,101,150
Transportation RB
Series 2007A
0.44%, 12/22/10 (b)(c)(d)	8,070,000	8,070,000
Transportation RB
Series 2008A
0.51% - 0.55%, 07/01/10	2,000,000	2,000,000
Wisconsin Health & Educational Facilities Auth
RB (Ascension Health)
Series 2010E
0.32%, 07/01/10 (a)(c)(d)	8,330,000	8,330,000
RB (Aurora Health Care)
Series 2008B
0.75%, 11/12/10 (b)	15,750,000	15,750,000
RB (Indian Community School of Milwaukee)
Series 2007
0.25%, 07/07/10 (a)(b)	28,500,000	28,500,000
RB (St. Norbert College)
Series 2008
0.26%, 07/07/10 (a)(b)	6,000,000	6,000,000
Refunding RB (Lawrence Univ)
Series 2009
0.32%, 07/01/10 (a)(b)	4,045,000	4,045,000

		92,196,150

Total Municipal Securities
(Cost $4,210,109,981)		4,210,109,981

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $4,210,109,981.

(a)	Variable-rate security.
(b)	Credit-enhanced security.
(c)	Liquidity-enhanced security.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,751,711,000 or 42.7% of net assets.
(e)	Illiquid security. At the period end, the value of these amounted to $40,515,000 or 1.0% of net assets.
(f)	Delayed-delivery security.
(g)	All or a portion of this security is held as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
GO —	General obligation
HFA —	Housing finance agency/authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UHSD —	Union high school district
USD —	Unified school district

58 See financial notes

 Schwab AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$4,210,109,981
Cash		25,338
Receivables:
Investments sold		93,662,636
Interest		7,352,978
Fund shares sold		1,117,431
Prepaid expenses	+	28,095

Total assets		4,312,296,459

Liabilities

Payables:
Investments bought		209,597,126
Investment adviser and administrator fees		78,118
Shareholder services fees		42,681
Fund shares redeemed		3,373,999
Distributions to shareholders		16,962
Accrued expenses	+	410,800

Total liabilities		213,519,686

Net Assets

Total assets		4,312,296,459
Total liabilities	−	213,519,686

Net assets		$4,098,776,773

Net Assets by Source
Capital received from investors		4,098,574,943
Net realized capital gains		201,830

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$2,734,310,913		2,733,918,144		$1.00
Value Advantage Shares	$1,364,465,860		1,364,254,777		$1.00

See financial notes 59

 Schwab AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$7,993,759

Expenses

Investment adviser and administrator fees		7,257,783
Shareholder service fees:
Sweep Shares		4,928,495
Value Advantage Shares		1,789,537
Registration fees		696,902
Portfolio accounting fees		93,953
Custodian fees		54,696
Shareholder reports		43,967
Trustees’ fees		21,892
Professional fees		19,854
Transfer agent fees		10,626
Interest expense		3,414
Other expenses	+	63,505

Total expenses		14,984,624
Expense reduction by adviser and Schwab	−	7,212,802
Custody credits	−	194

Net expenses	−	7,771,628

Net investment income		222,131

Realized Gains (Losses)

Net realized gains on investments		201,830

Increase in net assets resulting from operations		$423,961

60 See financial notes

 Schwab AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$222,131	$13,002,105
Net realized gains	+	201,830	910,172

Increase in net assets from operations		423,961	13,912,277

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		140,803	5,781,071
Value Advantage Shares	+	81,328	7,246,522

Total distributions from net investment income		222,131	13,027,593

Distributions from net realized gains
Sweep Shares		—	550,620
Value Advantage Shares	+	—	371,253

Total distributions from net realized gains		—	921,873

Total distributions		222,131	13,949,466

Transactions in Fund Shares*

Shares Sold
Sweep Shares		5,542,624,982	12,159,338,144
Value Advantage Shares	+	226,859,999	3,265,385,909

Total shares sold		5,769,484,981	15,424,724,053

Shares Reinvested
Sweep Shares		121,029	6,252,276
Value Advantage Shares	+	63,808	6,513,565

Total shares reinvested		184,837	12,765,841

Shares Redeemed
Sweep Shares		(5,707,413,017)	(11,712,666,805)
Value Advantage Shares	+	(812,595,737)	(3,223,142,650)

Total shares redeemed		(6,520,008,754)	(14,935,809,455)

Net transactions in fund shares		(750,338,936)	501,680,439

Net Assets

Beginning of period		4,848,913,879	4,347,270,629
Total increase or decrease	+	(750,137,106)	501,643,250

End of period		$4,098,776,773	$4,848,913,879

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 61

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves Fund
Schwab Cash Reserves Fund
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Municipal Money Fund offers four share classes: Sweep Shares, Value Advantage Shares, Select Shares and Institutional Shares. Schwab AMT Tax-Free Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with the principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such instruments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by

62

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or nontransferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2010, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

(b) Portfolio Investments:

Delayed-Delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, the funds agree to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the funds could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

 63

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The funds make distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

State and regional factors could affect the fund’s performance. To the extent that a fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the

64

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

3. Risk factors (continued):

tax base and changes in the economic climate. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or “the investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee payable monthly based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
$1 billion to $10 billion	0.32%
$10 billion to $20 billion	0.30%
$20 billion to $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee and an annual sweep administration fee of up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made

 65

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares	0.25%	0.10%
Value Advantage Shares	0.22%	n/a
Select Shares	0.22%	n/a
Institutional Shares	0.22%	n/a

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit (“expense limitation”) the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

	Schwab	Schwab
	Municipal	AMT Tax-Free
	Money Fund	Money Fund

Sweep Shares*	0.62%	0.62%
Value Advantage Shares*	0.45%	0.45%
Select Shares**	0.35% **	n/a
Institutional Shares**	0.24% **	n/a

*	CSIM and Schwab have agreed to limit this share class’s expenses as described above for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.
**	Select Shares and Institutional Shares are only offered by Schwab Municipal Money Fund. CSIM and Schwab have agreed to limit this share class’s expenses as described above through April 29, 2012.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the Schwab Municipal Money Fund’s Select Shares, Value Advantage Shares and Sweep Shares expenses and the Schwab AMT Tax-Free Fund’s Value Advantage Shares and Sweep Shares expenses equal to 0.005% of the funds’ net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or share class of a fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by the funds to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a funds’ future yield. As of June 30, 2010, the balance of the recoupable expenses is as follows:

	Schwab Municipal Money Fund
		Value Advantage		Institutional
Expiration Date	Sweep Shares	Shares	Select Shares	Shares

December 31, 2012	$8,083,384	$363,532	$115	$—
December 31, 2013	12,671,862	936,692	69,051	—
	$20,755,246	$1,300,224	$69,166	—

66

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

	Schwab AMT Tax Free Money Fund
		Value Advantage
Expiration Date	Sweep Shares	Shares

December 31, 2012	$2,367,175	$283,913
December 31, 2013	3,721,331	786,956

	$6,088,506	$1,070,869

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended June 30, 2010, each fund’s aggregate security transactions with other Schwab Funds were as follow:

Schwab Municipal Money Fund	$3,771,571,000
Schwab AMT Tax-Free Money Fund	1,636,930,000

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowings from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There was no borrowing from the lines of credit during the period. However, the funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Federal Income Taxes:

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2009, the funds had no capital loss carry forwards available to offset net capital gains before the expiration dates.

For tax purposes, realized net capital losses, occurring after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2009, the funds had no capital losses utilized or capital losses deferred.

As of December 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2009, the funds did not incur any interest or penalties. The funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

 67

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

8. Subsequent Events:

Management has evaluated subsequent events and transactions through the date the financial statements were available to be issued and determined that there are no such events or transactions that would have materially impacted the financial statements as presented.

68

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including the Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the funds at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the funds for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreement with respect to the funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the funds.

Fund Performance. The Board considered the funds’ performance in determining whether to renew the Agreement with respect to the funds. Specifically, the Trustees considered each fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark used to

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compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the funds.

Fund Expenses. With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement with respect to the funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered contractual investment advisory fee schedules with respect to the funds that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the funds that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the funds and concluded that the compensation under the Agreement with respect to the funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of The Charles Schwab Family of Funds since 1989.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

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 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

72

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 73

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid to the bond holder. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature which reflects the security’s Effective Maturity Date. For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

Portfolio terms

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

BAN	Bond anticipation note
COP	Certificate of participation
CP	Commercial paper
GAN	Grant anticipation note
GO	General obligation
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
M/F	Multi-family
RAN	Revenue anticipation note
RB	Revenue bond
S/F	Single-family
TAN	Tax anticipation note
TOB	Tender option bond
TRAN	Tax and revenue anticipation note
VRDO	Variable-rate demand obligation

74

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average maturity For money market mutual funds as per rule 2a-7, the sooner of the maturity (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 75

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR25720-08

Semiannual report dated June 30, 2010 enclosed.

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Semiannual Report
June 30, 2010

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

Even though U.S. and global economies have experienced modest improvements in the last six months, they remain in a state of uncertainty. The Federal Open Market Committee (FOMC) reflected this sentiment in its comments on June 23, 2010, when it reported that “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

In response to these conditions, the FOMC kept the federal funds rate in the historically low range of 0.00% to 0.25%. Low interest rates have, in turn, helped to drive down yields on investments associated with money market funds to near-zero levels. These low yields have been compressed further by a steady reduction in the supply of high-quality securities available for purchase by money market funds throughout the industry.

Also during the last six months, the money fund industry continued to evolve in response to new regulatory requirements from the U.S. Securities and Exchange Commission (SEC). On February 23, 2010, the SEC approved amendments to the section of the Investment Company Act of 1940 that governs money market funds. These changes are designed mainly to improve portfolio quality, shorten portfolio maturities, support liquidity, and protect shareholders in the event of a sudden large increase in fund redemption requests. We welcome these changes, and believe that they will support investors’ confidence in money market funds as well as support the way that Schwab manages its money market funds.

All of Schwab’s money market funds maintained a stable $1 Net Asset Value (NAV) and provided shareholders with safety and liquidity during the reporting period. The challenging investment environment resulted in lower yields for securities normally associated with money market funds, and this translated into lower yields for Schwab money market funds as well. For more information about the yields for each fund, please see the fund managers’ discussion and analysis found in the following pages of this report.

Recognizing the important role that money market funds play in an investor’s portfolio, Charles Schwab & Co., Inc. (Schwab), and the funds’ investment adviser, Charles Schwab Investment Management, Inc. (CSIM), continued to voluntarily waive certain fees or expenses to maintain a positive net yield for certain Schwab money market funds.

If you’d like to know more about Schwab’s money market funds or other Schwab funds, we are always available to talk with you at 1-800-435-4000, and additional resources may be found on schwab.com.

Sincerely,

2 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

The Investment Environment

The pace of the U.S. economy’s recovery remained uneven during the past six-month period. The Federal Reserve (Fed) recently reported that the “the economic recovery is proceeding” and that “the labor market is improving gradually,” but challenges remain. With the labor market improving gradually, spending by consumers and businesses also inched upward. However, these mild advances were constrained by a national unemployment rate that hovered around 10% and a housing market that continued to struggle. Real Gross Domestic Product (GDP) growth, another market indicator, increased by 2.7% for the first quarter of 2010, which contrasted with its increase of 5.6% for the fourth quarter of 2009. GDP is the output of goods and services produced by labor and property in the United States.

At the international level, financial markets fluctuated during the reporting period. In Europe, sovereign debt obligations reached unprecedented levels, and were followed by downgrades in the ratings of many foreign credit securities. The news caused temporary turmoil in the U.S. and global financial markets in early May. While the markets have seen some recovery to pre-May levels, central banks remain attentive to debt ratios, monetary exchange rates, interest rates, and inflation measurements.

The U.S. equity markets outperformed international equity markets during the six-month period, however both had negative returns. For example, the S&P 500® Index, which is usually seen as a bellwether for domestic financial markets, returned −6.65%. All sectors in the S&P 500 had negative returns. For the international equity markets, the MSCI EAFE Index (Gross) returned −12.93%.

In the U.S. fixed income markets, accommodative Federal Reserve policy in the form of a near-zero federal funds rate continued, and recent statements from the Fed affirmed that rates will remain low “for an extended period.” In addition, the euro-debt concerns that crystallized in May put downward pressure on U.S. Treasury rates for intermediate- and longer-term bonds. During this time, investors sought a safe haven in U.S. Treasuries, causing prices to increase and yields to decrease to a range of two-to-three percent for the intermediate- and longer-term bonds.

The low interest rate environment, combined with a limited supply of short-term, high-quality taxable and tax-free credit securities, also suppressed short-term yields in the fixed income markets, to nearly zero percent. Securities normally purchased by money market funds were in short supply and had low rates of return. This shortage, combined with the prevailing low interest rates, depressed yields throughout the money market industry, causing yields on most money market funds to stay below 0.10% for the six-month period. In response to these market conditions, many money market fund managers waived fees to maintain positive net yields and a stable $1 NAV (net asset value).

Similar to the intermediate returns seen in U.S. Treasuries, returns for intermediate-term taxable securities, as reflected in the Barclays Capital U.S. Aggregate Intermediate Bond Index, were positive and stood at 4.78% for the six-month period. On the tax-free side, returns were more modest. The Barclays Capital General Muni Bond Index returned 3.31% for the same time frame. Overall, the past six months were characterized by negative returns in the U.S. and international equity markets, with modest relief provided by the fixed income markets.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund 3

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

4 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

State Investment Environment

California continues to struggle financially due to the ongoing impacts of the national recession, as well as the difficulty of closing a $19 billion budget gap which has delayed the passage of the fiscal 2011 budget past July 1, the beginning of the new fiscal year.

California is expected to report a negative general fund balance of $6.8 billion at June 30, 2010, or 6.1% of spending, based on Governor Arnold Schwarzenegger’s May Budget Revision. Although the fiscal year 2010 budget addressed a cumulative deficit of over $24 billion, the plan proved to be insufficient as state tax revenues continued to underperform, some budget solutions were reduced or eliminated by federal and state court decisions, and other solutions failed to achieve their projected savings. In January Gov. Schwarzenegger declared a fiscal emergency, calling the State Legislature into special session to act on the growing deficit, at which time he also introduced his spending plan for fiscal year 2011 (beginning 7/1/10). While the State Legislature adopted $1.4 billion in special session solutions, their impacts will largely be felt in future years. Even with temporary increases in tax rates, fiscal year 2010 personal income taxes are now expected to be $4.8 billion, or nearly 10%, below projections, while sales taxes are off by $760 million, or 2.7%. Business taxes are 6.7% ahead of plan, but are still slightly below fiscal year 2009 collections.

As of June 30, 2010, the Governor and Legislature had not yet agreed on a budget for the fiscal year that began on July 1. Gov. Schwarzenegger’s May budget projected a cumulative shortfall of $19.1 billion. Although the proposal anticipates general fund revenue growth of 5.7%, including 5.1% growth in personal income taxes, the cumulative deficit stems from both one-time solutions used to resolve prior year shortfalls and a $7.7 billion carryover deficit from fiscal year 2010. To close the gap, the Governor’s budget cuts $12.4 billion in State expenditures, uses $3.3 billion in alternative funding solutions, and relies on $3.4 billion of additional federal funds, including the extension of a temporary increase in federal matching funds for Medicaid. The plan reduces K-12 education by $2.4 billion, child care subsidies by $1.2 billion, mental health programs by $600 million, and completely eliminates the State’s welfare-to-work program. Even if the budget is adopted as proposed, California’s Legislative Analyst projects recurring budget gaps of between $4 billion to $7 billion through fiscal year 2015.

California’s economy continues to be very weak, as the State and nation slowly emerge from a deep recession. The State lost 224,700 payroll jobs from May 2009 to May 2010, or 1.7%, an improvement compared to the 902,100 jobs lost in all of calendar 2009. The construction and manufacturing sectors accounted for over half of the lost jobs in the 12 months ending May 2010, while the educational and health services and information sectors added almost 34,000 jobs for the period. California’s unemployment rate was near a record at 12.4% in May 2010, up from 11.3% in May 2009, and was the third highest in the country. For calendar year 2010, California’s Department of Finance is projecting a 0.7% decline in nonfarm jobs and 3.2% growth in personal income.

California’s weakened economy and reduced spending have pressured the credit quality of other municipal issuers in the State, though such impacts have had wide variability. California school districts, in aggregate, receive about 60% of their total funding from the State, while community college districts rely on the State for about 50%. Although these districts rely heavily on state funding for operations, general obligation bonds issued by school districts and community college districts are secured by separate local property tax levies, not State funds. Local property assessed valuations have varied throughout the state. Many have been stable but the areas that had recently seen the most development have reported substantial declines. California cities and counties both receive State funding for specific programs. However, counties are more reliant on the State for funding and are being faced with growing indigent health and social service caseloads at the same time their local and state revenues are declining. Cities that have become heavily reliant on sales or property transfer taxes are being forced to reduce their own budgets during this period as well. In contrast, California’s essential service enterprises are primarily funded with independent revenues, including water, sewer and electricity services rates and charges, and this has helped insulate them from the State’s financial difficulties.

California’s ratings remain among the lowest of the U.S. states, reflecting its persistent budget deficits and weak cash position. At the end of the report period, the State’s ratings were A- from Standard & Poor’s, A1 from Moody’s, and A- from Fitch. However, both the Moody’s and Fitch ratings reflect their global rating scales after their recalibration of state ratings in April 2010. Standard & Poor’s maintains a negative outlook on California’s rating.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund 5

Schwab California Municipal Money Fund™

Schwab California Municipal Money Fund provided safety and liquidity to shareholders throughout the period, while emphasizing credit quality over yield. The highly accommodative monetary policy initiated by the Federal Reserve in late 2008 kept short-term municipal interest rates at or near historical lows for the first half of 2010. Given the continued low yield environment, and fund management’s expectation that it will persist throughout 2010, the Weighted Average Maturity (WAM) of the fund was kept long relative to its peer group. New regulatory requirements from the U.S. Securities and Exchange Commission require a money fund to hold a certain percentage of its assets in cash, or securities that can be readily converted into cash, and to have a WAM no longer than 60 days. However, these regulations did not impact the management of the fund during the reporting period because, historically, the fund has been predominantly invested in such highly liquid securities and has maintained a WAM of 60 days or less due to the nature of the municipal market.

The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), which is the base rate for most municipal floating-rate instruments, hit a historical low of 0.15% during the first quarter of 2010. This low yield coincided with cash inflows that outpaced the available supply of short-term securities. Some of the cash inflows seen early in the period came from non-traditional buyers of short-term municipal bonds. These buyers were typically taxable market participants, such as private money managers and corporate treasury departments, who sought the somewhat higher-yielding municipal securities over certain taxable money market securities with near-zero yields. Driven by declining supply, yet strong demand, of money fund-eligible investments, the SIFMA Index averaged 0.20% for the first quarter of 2010 and 0.25% for the six-month period, which was a little less than half the average for the same six-month period in 2009.

Credit positions of certain municipal governments weakened during the period in response to declining tax revenues, which in turn led to increased deficits and the need for deep budgetary reductions. Consequently, fund management’s sensitivity to credit risk grew during the six-month period.

As the result of the fund’s strategy to manage credit risk, it did not hold any California general obligation or appropriation securities that were not credit-enhanced, other than economic recovery bonds that were secured by a dedicated sales tax. However, the fund did hold high-quality securities from other municipal issuers, such as cities, universities, school districts, and utilities. These other municipal issuers all had independent revenue sources.

Given the low interest rate environment and the general market decline in yields, Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	67.1%
16-30 Days	3.4%
31-60 Days	6.4%
61-90 Days	3.2%
91-120 Days	3.4%
More than 120 Days	16.5%

 Statistics

Weighted Average Maturity[2]	49 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	53%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bond	37.5%
Variable Rate Demand Note	28.8%
Commercial Paper	19.2%
Fixed Rate Note	12.3%
Other	2.2%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

6 Schwab California Municipal Money Fundtm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab California
	Municipal Money Fund
		Value Advantage
	Sweep Shares	Shares®

Ticker Symbol	SWCXX	SWKXX
Minimum Initial Investment[1]	*	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.08%	-0.10%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit each share class’s total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.24% and 0.09% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income and California state personal income tax rate of 45.55%. Investment income may be subject to the Alternative Minimum Tax.

Schwab California Municipal Money Fundtm 7

Schwab California AMT Tax-Free Money Fund™

Schwab California AMT Tax-Free Money Fund provided safety and liquidity to shareholders throughout the period, while emphasizing credit quality over yield. The highly accommodative monetary policy initiated by the Federal Reserve in late 2008 kept short-term municipal interest rates at or near historical lows for the first half of 2010. Given the continued low yield environment, and fund management’s expectation that it will persist throughout 2010, the Weighted Average Maturity (WAM) of the fund was kept long relative to its peer group. New regulatory requirements from the U.S. Securities and Exchange Commission require a money fund to hold a certain percentage of its assets in cash, or securities that can be readily converted into cash, and to have a WAM no longer than 60 days. However, these regulations did not impact the management of the fund during the reporting period because, historically, the fund has been predominantly invested in such highly liquid securities and has maintained a WAM of 60 days or less due to the nature of the municipal market.

The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), which is the base rate for most municipal floating-rate instruments, hit a historical low of 0.15% during the first quarter of 2010. This low yield coincided with cash inflows that outpaced the available supply of short-term securities. Some of the cash inflows seen early in the period came from non-traditional buyers of short-term municipal bonds. These buyers were typically taxable market participants, such as private money managers and corporate treasury departments, who sought the somewhat higher-yielding municipal securities over certain taxable money market securities with near-zero yields. Driven by declining supply, yet strong demand, of money fund-eligible investments, the SIFMA Index averaged 0.20% for the first quarter of 2010 and 0.25% for the six-month period, which was a little less than half the average for the same six-month period in 2009.

Credit positions of certain municipal governments weakened during the period in response to declining tax revenues, which in turn that led to increased deficits and the need for deep budgetary reductions. Consequently, fund management’s sensitivity to credit risk grew during the six-month period.

As the result of the fund’s strategy to manage credit risk, it did not hold any California general obligation or appropriation securities that were not credit-enhanced, other than economic recovery bonds that were secured by a dedicated sales tax. However, the fund did hold high-quality securities from other municipal issuers, such as cities, universities, school districts, and utilities. These other municipal issuers all had independent revenue sources.

Given the low interest rate environment and the general market decline in yields, Charles Schwab & Co., Inc. (Schwab) and the fund’s investment adviser continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* For more information about the fund’s yield, please see the charts and relevant footnotes on the next page.

As of 6/30/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	66.7%
16-30 Days	2.4%
31-60 Days	7.3%
61-90 Days	5.3%
91-120 Days	3.7%
More than 120 Days	14.6%

 Statistics

Weighted Average Maturity[2]	54 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	40%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bond	35.2%
Variable Rate Demand Note	22.2%
Commercial Paper	18.4%
Fixed Rate Note	17.8%
Other	6.4%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Schwab and the investment adviser may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab California AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 6/30/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 24 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab California
AMT Tax-Free Money Fund
Value Advantage
Shares®

Ticker Symbol	SNKXX
Minimum Initial Investment[1]	$25,000[2]

Seven-Day Yield[3]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.17%

Seven-Day Effective Yield[3]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the benefit of the fund’s agreement with Schwab and the investment adviser to limit total annual fund operating expenses to certain levels (contractual expense limitation). In addition, Schwab and the investment adviser have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the benefit of the contractual expense limitation but does reflect the benefit of the voluntary expense waiver. The voluntary expense waiver added 0.06% to the seven-day yield.
[5]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income and California state personal income tax rate of 45.55%. Investment income may be subject to the Alternative Minimum Tax.

Schwab California AMT Tax-Free Money Fundtm 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning January 1, 2010 and held through June 30, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/10	at 6/30/10	1/1/10–6/30/10

Schwab California Municipal Money Fundtm
Sweep Shares
Actual Return	0.32%	$1,000	$1,000.10	1.59
Hypothetical 5% Return	0.32%	$1,000	$1,023.21	1.61
Value Advantage Shares®
Actual Return	0.32%	$1,000	$1,000.10	1.59
Hypothetical 5% Return	0.32%	$1,000	$1,023.21	1.61

Schwab California AMT Tax-Free Money Fundtm
Actual Return	0.36%	$1,000	$1,000.10	1.79
Hypothetical 5% Return	0.36%	$1,000	$1,023.01	1.81

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

10 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

Schwab California Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Sweep Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.10		1.67	3.02	2.79	1.76

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.32	[3]	0.54	[4]	0.60	0.63	0.64	0.65
Gross operating expenses	0.69	[3]	0.72		0.70	0.69	0.82	0.82
Net investment income (loss)	0.01	[3]	0.10		1.65	2.98	2.77	1.74
Net assets, end of period ($ x 1,000,000)	5,362		5,517		6,019	5,745	4,539	4,134

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–	1/1/05–
Value Advantage Shares	6/30/10*		12/31/09		12/31/08	12/31/07	12/31/06	12/31/05

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	—		(0.00)[1]		—	—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)	(0.02)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00	1.00

Total return (%)	0.01	[2]	0.18		1.83	3.21	2.99	1.96

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.32	[3]	0.47	[4]	0.45	0.45	0.45	0.45
Gross operating expenses	0.56	[3]	0.59		0.56	0.56	0.58	0.59
Net investment income (loss)	0.01	[3]	0.20		1.83	3.16	2.95	1.96
Net assets, end of period ($ x 1,000,000)	1,695		2,213		3,923	5,267	4,201	3,240

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.51% for Sweep Shares and 0.43% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 11

 Schwab California Municipal Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($)	($)

103.6%		Municipal Securities	7,311,374,604	7,311,374,604
0.7%		Other Investments	47,500,000	47,500,000

104.3%		Total Investments	7,358,874,604	7,358,874,604
(4	.3)%	Other Assets and Liabilities, Net		(302,491,457)

100.0%		Net Assets		7,056,383,147

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Municipal Securities 103.6% of net assets

California 103.3%
Alameda Cnty IDA
RB (Aitchison Family)
Series 1993A
0.28%, 07/07/10 (a)(b)	2,360,000	2,360,000
RB (JMS Family)
Series 1995A
0.28%, 07/07/10 (a)(b)	1,000,000	1,000,000
Alameda Corridor Transportation Auth
Sr Lien RB
Series 1999A
0.31%, 07/01/10 (a)(b)(c)(d)	20,420,000	20,420,000
Anaheim Housing Auth
M/F Housing RB (Casa Granada Apts)
Series 1997A
0.32%, 07/01/10 (a)(b)	3,195,000	3,195,000
M/F Housing RB (Port Trinidad Apts)
Series 1997C
0.32%, 07/01/10 (a)(b)	1,740,000	1,740,000
M/F Housing Refunding RB (Sage Park)
Series 1998A
0.29%, 07/01/10 (a)(b)	5,500,000	5,500,000
Anaheim Public Financing Auth
RB (Anaheim Electric System Distribution Facilities)
Series 2007A
0.32%, 07/01/10 (a)(b)(c)(d)	15,000,000	15,000,000
Sub Lease RB
Series 1997C
0.31%, 07/01/10 (a)(b)(c)(d)	14,916,000	14,916,000
Anaheim Redevelopment Agency
Tax Allocation Refunding Bonds
Series 2007A
0.31%, 07/01/10 (a)(b)(c)(d)	5,290,000	5,290,000
Assoc of Bay Area Governments
M/F Housing RB (Bachenheimer Building)
Series 2002A
0.34%, 07/01/10 (a)(b)	7,620,000	7,620,000
M/F Housing RB (Crossing Apts)
Series 2002A
0.27%, 07/01/10 (a)(b)	4,400,000	4,400,000
M/F Housing RB (Darling Florist Building)
Series 2002A
0.34%, 07/01/10 (a)(b)	4,710,000	4,710,000
M/F Housing RB (GAIA Building)
Series 2000A
0.34%, 07/01/10 (a)(b)	2,100,000	2,100,000
M/F Housing RB (Mountain View Apts)
Series 1997A
0.60%, 07/01/10 (a)(b)	5,365,000	5,365,000
M/F Housing Refunding RB (The Berkeleyan)
Series 2003A
0.34%, 07/01/10 (a)(b)	3,790,000	3,790,000
RB (899 Charleston)
Series 2007
0.21%, 07/01/10 (a)(b)	42,630,000	42,630,000
RB (Pacific Primary)
Series 2008
0.38%, 07/01/10 (a)(b)	4,550,000	4,550,000
RB (Public Policy Institute)
Series 2001A
0.31%, 07/01/10 (a)(b)	9,895,000	9,895,000
RB (San Francisco Univ High School)
Series A
0.27%, 07/01/10 (a)(b)	3,905,000	3,905,000
RB (Sharp HealthCare)
Series 2009A
0.21%, 07/07/10 (a)(b)	24,095,000	24,095,000
Refunding RB (Eskaton Properties)
Series 2008A
0.34%, 07/01/10 (a)(b)	10,750,000	10,750,000
Refunding RB (Eskaton Properties)
Series 2008B
0.34%, 07/01/10 (a)(b)	15,600,000	15,600,000
Refunding RB (Valley Christian Schools)
Series 2003
0.26%, 07/01/10 (a)(b)	22,600,000	22,600,000
Bakersfield
Wastewater RB
Series 2007A
0.32%, 07/01/10 (a)(b)(c)(d)	3,500,000	3,500,000
0.56%, 07/01/10 (a)(b)(c)(d)	10,630,000	10,630,000
Bay Area Toll Auth
San Francisco Bay Area Toll Bridge RB
Series 2006F
0.31%, 07/01/10 (a)(c)(d)	16,985,000	16,985,000
0.31%, 07/01/10 (a)(c)(d)	2,500,000	2,500,000
San Francisco Bay Area Toll Bridge RB
Series 2006F&2007F
0.31%, 07/01/10 (a)(c)(d)	2,830,000	2,830,000
San Francisco Bay Area Toll Bridge RB
Series 2007F
0.31%, 07/01/10 (a)(c)(d)	6,500,000	6,500,000
San Francisco Bay Area Toll Bridge RB
Series 2007F, 2008F1, 2009F1
0.31%, 07/01/10 (a)(c)(d)	23,865,000	23,865,000

12 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
San Francisco Bay Area Toll Bridge RB
Series 2008F1
0.31%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000
0.45%, 11/04/10 (c)(d)	9,880,000	9,880,000
San Francisco Bay Area Toll Bridge RB
Series 2009F1
0.31%, 07/01/10 (a)(c)(d)	18,345,000	18,345,000
0.50%, 01/27/11 (c)(d)	28,080,000	28,080,000
Calaveras Cnty
TRAN 2009-2010
1.11%, 07/14/10	5,000,000	5,001,567
California
Economic Recovery Bonds
Series 2004C1
0.18%, 07/01/10 (a)(b)	9,250,000	9,250,000
Economic Recovery Bonds
Series 2004C5
0.16%, 07/01/10 (a)(b)	3,000,000	3,000,000
GO Bonds
0.31%, 07/01/10 (a)(b)(c)(d)	21,000,000	21,000,000
0.31%, 07/01/10 (a)(b)(c)(d)	14,835,000	14,835,000
GO Bonds
Series 2003C3
0.30%, 07/01/10 (a)(b)	24,000,000	24,000,000
GO Bonds
Series 2004A5
0.12%, 07/01/10 (a)(b)	6,200,000	6,200,000
GO Bonds
Series 2004B6
0.30%, 07/01/10 (a)(b)	15,250,000	15,250,000
GO Bonds
Series 2005A2
0.28%, 07/07/10 (a)(b)	36,450,000	36,450,000
GO CP Notes
0.35%, 07/02/10 (b)	58,000,000	58,000,000
0.35%, 07/06/10 (b)	41,295,000	41,295,000
GO Refunding Bonds
0.31%, 07/01/10 (a)(b)(c)(d)	19,995,000	19,995,000
0.43%, 11/04/10 (b)(c)(d)	13,250,000	13,250,000
GO Refunding Bonds
Series 2007
0.31%, 07/01/10 (a)(b)(c)(d)	6,746,000	6,746,000
Various Purpose GO Bonds
0.31%, 07/01/10 (a)(b)(c)(d)	10,210,000	10,210,000
0.31%, 07/01/10 (a)(b)(c)(d)	37,030,000	37,030,000
0.33%, 07/01/10 (a)(b)(c)(d)	15,925,000	15,925,000
California Dept of Water Resources
Water System RB (Central Valley)
Series AE
0.31%, 07/01/10 (a)(c)(d)	12,605,000	12,605,000
California Economic Development Financing Auth
Airport Facilities RB (Mercury Air Group)
Series 1998
0.40%, 07/01/10 (a)(b)	7,600,000	7,600,000
IDRB (Calco)
Series 1997
0.35%, 07/07/10 (a)(b)	1,120,000	1,120,000
California Education Notes Program
Note Participation Fiscal Year 2010-11
Series A
0.56%, 07/01/11 (e)	16,000,000	16,225,280
California Educational Facilities Auth
RB (Univ of San Diego)
Series 1999 & Refunding RB (Loyola Marymount Univ) Series 2001A
0.31%, 07/01/10 (a)(b)(c)(d)	7,776,000	7,776,000
RB (Univ of Southern California)
Series 2007A
0.29%, 07/01/10 (a)(c)(d)	25,400,000	25,400,000
0.31%, 07/01/10 (a)(c)(d)	9,750,000	9,750,000
RB (Univ of Southern California)
Series 2009A
0.16%, 07/01/10 (a)(c)(d)	1,870,000	1,870,000
RB (Univ of Southern California)
Series 2009B
0.31%, 07/01/10 (a)(c)(d)	11,000,000	11,000,000
California Enterprise Development Finance Auth
RB (Sconza Candy)
Series 2008A
0.35%, 07/01/10 (a)(b)	10,000,000	10,000,000
California Health Facilities Financing Auth
RB (Childrens Hospital Los Angeles)
Series 2010B
0.16%, 07/01/10 (a)(b)	35,000,000	35,000,000
RB (Kaiser Permanente)
Series 2006E
0.32%, 07/15/10	1,500,000	1,500,000
0.30%, 08/05/10	25,000,000	25,000,000
0.42%, 12/01/10	2,500,000	2,500,000
RB (Providence Health Services)
Series 2008C
0.31%, 07/01/10 (a)(c)(d)	4,600,000	4,600,000
RB (Providence Health Services)
Series 2009B
0.31%, 07/01/10 (a)(c)(d)(f)	35,025,000	35,025,000
RB (Scripps Health)
Series 2008D
0.21%, 07/07/10 (a)(b)	15,085,000	15,085,000
RB (St. Joseph Health System)
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	11,565,000	11,565,000
RB (Sutter Health)
Series 1999A
0.31%, 07/01/10 (a)(b)(c)(d)	19,300,000	19,300,000
California HFA
Home Mortgage RB
Series 2003F
0.23%, 07/07/10 (a)(b)	22,455,000	22,455,000
Home Mortgage RB
Series 2003M
0.23%, 07/07/10 (a)(b)	38,300,000	38,300,000
California Infrastructure & Economic Development Bank
IDRB (Alegacy Foodservice Products Group & Eagleware Manufacturing)
Series 2005
0.33%, 07/01/10 (a)(b)	5,520,000	5,520,000
IDRB (American-De Rosa Lamp Arts)
Series 1999
0.37%, 07/07/10 (a)(b)	4,950,000	4,950,000
IDRB (Fairmont Sign)
Series 2000A
0.48%, 07/01/10 (a)(b)	4,250,000	4,250,000
IDRB (Nelson Name Plate)
Series 1999
0.45%, 07/01/10 (a)(b)	1,550,000	1,550,000

See financial notes 13

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (Bay Area Toll Bridges Seismic Retrofit)
Series 2003A
0.49%, 07/01/10 (a)(b)(c)(d)	31,060,000	31,060,000
RB (Orange Cnty Performing Arts Center)
Series 2008A
0.16%, 07/01/10 (a)(b)	10,075,000	10,075,000
RB (RAND Corporation)
Series 2008B
0.16%, 07/01/10 (a)(b)	9,000,000	9,000,000
Refunding RB (J. Paul Getty Trust)
Series 2007A4
0.63% - 0.90%, 04/01/11	4,120,000	4,151,072
Refunding RB (PG&E)
Series 2009A
0.12%, 07/01/10 (a)(b)	1,100,000	1,100,000
California Municipal Finance Auth
RB (Republic Services)
Series 2008A
0.30%, 07/01/10 (a)(b)	31,000,000	31,000,000
RB (Turning Point School)
Series 2009
0.27%, 07/01/10 (a)(b)	4,575,000	4,575,000
California Pollution Control Financing Auth
RB (Garaventa Enterprises)
Series 2008A
0.33%, 07/07/10 (a)(b)	16,005,000	16,005,000
Refunding RB (PG&E)
Series 1996C
0.13%, 07/01/10 (a)(b)	545,000	545,000
Solid Waste Disposal RB (Ag Resources III)
Series 2004
0.36%, 07/07/10 (a)(b)	5,570,000	5,570,000
Solid Waste Disposal RB (Agrifab)
Series 2003
0.33%, 07/07/10 (a)(b)	5,800,000	5,800,000
Solid Waste Disposal RB (Alameda Cnty Industries)
Series 2000A
0.36%, 07/07/10 (a)(b)	3,330,000	3,330,000
Solid Waste Disposal RB (Athens Disposal)
Series 1995A
0.33%, 07/07/10 (a)(b)	7,500,000	7,500,000
Solid Waste Disposal RB (Athens Disposal)
Series 1999A
0.33%, 07/07/10 (a)(b)	3,685,000	3,685,000
Solid Waste Disposal RB (Athens Services)
Series 2001A
0.33%, 07/07/10 (a)(b)	2,895,000	2,895,000
Solid Waste Disposal RB (Athens Services)
Series 2006A
0.33%, 07/07/10 (a)(b)	20,565,000	20,565,000
Solid Waste Disposal RB (Atlas Disposal Industries)
Series 1999A
0.33%, 07/07/10 (a)(b)	4,659,000	4,659,000
Solid Waste Disposal RB (AVI-PGS)
Series 2008A
0.33%, 07/07/10 (a)(b)	4,735,000	4,735,000
Solid Waste Disposal RB (BLT Enterprises of Sacramento)
Series 1999A
0.33%, 07/07/10 (a)(b)	5,815,000	5,815,000
Solid Waste Disposal RB (Burrtec Waste & Recycling Services)
Series 2006A
0.31%, 07/07/10 (a)(b)	16,395,000	16,395,000
Solid Waste Disposal RB (Burrtec Waste Group)
Series 2004
0.31%, 07/07/10 (a)(b)	5,520,000	5,520,000
Solid Waste Disposal RB (Burrtec Waste Group)
Series 2006A
0.31%, 07/07/10 (a)(b)	14,845,000	14,845,000
Solid Waste Disposal RB (Burrtec Waste Group)
Series 2008A
0.31%, 07/07/10 (a)(b)	8,440,000	8,440,000
Solid Waste Disposal RB (Burrtec Waste Industries)
Series 1997B
0.31%, 07/07/10 (a)(b)	2,100,000	2,100,000
Solid Waste Disposal RB (Burrtec Waste Industries)
Series 2000A
0.31%, 07/07/10 (a)(b)	4,705,000	4,705,000
Solid Waste Disposal RB (Burrtec Waste Industries)
Series 2002A
0.31%, 07/07/10 (a)(b)	7,080,000	7,080,000
Solid Waste Disposal RB (California Waste Solutions)
Series 2002A
0.33%, 07/07/10 (a)(b)	6,675,000	6,675,000
Solid Waste Disposal RB (California Waste Solutions)
Series 2004A
0.33%, 07/07/10 (a)(b)	2,905,000	2,905,000
Solid Waste Disposal RB (California Waste Solutions)
Series 2007A
0.33%, 07/07/10 (a)(b)	21,435,000	21,435,000
Solid Waste Disposal RB (Cedar Avenue Recycling & Transfer Station)
Series 2003A
0.33%, 07/07/10 (a)(b)	2,070,000	2,070,000
Solid Waste Disposal RB (Contra Costa Waste Service)
Series 1995A
0.33%, 07/07/10 (a)(b)	825,000	825,000
Solid Waste Disposal RB (CR&R)
Series 1995A
0.36%, 07/07/10 (a)(b)	3,160,000	3,160,000
Solid Waste Disposal RB (CR&R)
Series 2000A
0.36%, 07/07/10 (a)(b)	2,610,000	2,610,000
Solid Waste Disposal RB (CR&R)
Series 2006A
0.36%, 07/07/10 (a)(b)	7,840,000	7,840,000
Solid Waste Disposal RB (CR&R)
Series 2007A
0.36%, 07/07/10 (a)(b)	10,305,000	10,305,000
Solid Waste Disposal RB (Desert Properties)
Series 2006B
0.36%, 07/07/10 (a)(b)	2,245,000	2,245,000
Solid Waste Disposal RB (EDCO Disposal)
Series 1996A
0.31%, 07/07/10 (a)(b)(f)	7,500,000	7,500,000
Solid Waste Disposal RB (EDCO Disposal)
Series 2004A
0.31%, 07/07/10 (a)(b)(f)	16,625,000	16,625,000
Solid Waste Disposal RB (EDCO Disposal)
Series 2007A
0.31%, 07/07/10 (a)(b)	15,665,000	15,665,000
Solid Waste Disposal RB (Escondido Disposal/Jemco Equipment)
Series 1998A
0.31%, 07/07/10 (a)(b)	6,985,000	6,985,000
Solid Waste Disposal RB (Garaventa Enterprises)
Series 2006A
0.33%, 07/07/10 (a)(b)	8,370,000	8,370,000
Solid Waste Disposal RB (GreenTeam of San Jose)
Series 1997A
0.30%, 07/07/10 (a)(b)	480,000	480,000

14 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Solid Waste Disposal RB (GreenTeam of San Jose)
Series 2001A
0.30%, 07/07/10 (a)(b)	3,995,000	3,995,000
Solid Waste Disposal RB (GreenWaste of Tehama)
Series 1999A
0.30%, 07/07/10 (a)(b)	445,000	445,000
Solid Waste Disposal RB (GreenWaste Recovery)
Series 2006A
0.43%, 07/07/10 (a)(b)	2,475,000	2,475,000
Solid Waste Disposal RB (GreenWaste Recovery)
Series 2007A
0.43%, 07/07/10 (a)(b)	9,990,000	9,990,000
Solid Waste Disposal RB (Madera Disposal Systems)
Series 1998A
0.30%, 07/07/10 (a)(b)	1,800,000	1,800,000
Solid Waste Disposal RB (Marin Sanitary Service)
Series 2006A
0.43%, 07/07/10 (a)(b)	3,010,000	3,010,000
Solid Waste Disposal RB (Mid-Valley Disposal)
Series 2006A
0.36%, 07/07/10 (a)(b)	3,160,000	3,160,000
Solid Waste Disposal RB (Mill Valley Refuse Service)
Series 2003A
0.33%, 07/07/10 (a)(b)	1,400,000	1,400,000
Solid Waste Disposal RB (Mottra Corp)
Series 2002A
0.36%, 07/07/10 (a)(b)	1,170,000	1,170,000
Solid Waste Disposal RB (Napa Recycling & Waste Services)
Series 2005A
0.36%, 07/07/10 (a)(b)	3,210,000	3,210,000
Solid Waste Disposal RB (Northern Recycling & Waste Services)
Series 2007A
0.36%, 07/07/10 (a)(b)	2,990,000	2,990,000
Solid Waste Disposal RB (Orange Avenue Disposal)
Series 2002A
0.33%, 07/07/10 (a)(b)	5,220,000	5,220,000
Solid Waste Disposal RB (Placer Cnty Eastern Regional Sanitary Landfill)
Series 2003A
0.33%, 07/07/10 (a)(b)	3,200,000	3,200,000
Solid Waste Disposal RB (Rainbow Disposal)
Series 2006A
0.36%, 07/07/10 (a)(b)	8,910,000	8,910,000
Solid Waste Disposal RB (Ratto Group)
Series 2001A
0.33%, 07/07/10 (a)(b)	2,910,000	2,910,000
Solid Waste Disposal RB (Ratto Group)
Series 2007A
0.43%, 07/07/10 (a)(b)	18,010,000	18,010,000
Solid Waste Disposal RB (Recology)
Series 2010A
0.30%, 07/01/10 (a)(b)	25,000,000	25,000,000
Solid Waste Disposal RB (Sanco Services)
Series 2002A
0.31%, 07/07/10 (a)(b)	4,925,000	4,925,000
Solid Waste Disposal RB (Santa Clara Valley Industries)
Series 1998A
0.43%, 07/07/10 (a)(b)	1,065,000	1,065,000
Solid Waste Disposal RB (Solag Disposal)
Series 1997A
0.36%, 07/07/10 (a)(b)	2,135,000	2,135,000
Solid Waste Disposal RB (South Tahoe Refuse)
Series 2008A
0.36%, 07/07/10 (a)(b)	5,400,000	5,400,000
Solid Waste Disposal RB (Specialty Solid Waste & Recycling)
Series 2001A
0.43%, 07/07/10 (a)(b)	100,000	100,000
Solid Waste Disposal RB (Talco Plastics)
Series 1997A
0.28%, 07/07/10 (a)(b)	2,500,000	2,500,000
Solid Waste Disposal RB (Upper Valley Disposal Service)
Series 2008A
0.36%, 07/07/10 (a)(b)	1,940,000	1,940,000
Solid Waste Disposal RB (Valley Vista Services)
Series 2003A
0.43%, 07/07/10 (a)(b)	2,110,000	2,110,000
Solid Waste Disposal RB (Valley Vista Services)
Series 2007A
0.43%, 07/07/10 (a)(b)	2,920,000	2,920,000
Solid Waste Disposal RB (Vanderham Family Trust - J&D Wilson & Sons Dairy)
Series 2004
0.38%, 07/01/10 (a)(b)	2,500,000	2,500,000
Solid Waste Disposal RB (West Valley MRF)
Series 1997A
0.36%, 07/07/10 (a)(b)	840,000	840,000
Solid Waste Disposal RB (Zanker Road Landfill)
Series 1999C
0.43%, 07/07/10 (a)(b)	2,450,000	2,450,000
California Public Works Board
Lease RB (Univ of California)
Series 2009E
0.31%, 07/01/10 (a)(c)(d)	1,595,000	1,595,000
Lease Refunding RB (Univ of California)
Series 2007A
0.31%, 07/01/10 (a)(c)(d)	33,180,000	33,180,000
0.36%, 07/01/10 (a)(c)(d)	8,845,000	8,845,000
Lease Refunding RB (Univ of California)
Series 2007C
0.32%, 07/01/10 (a)(c)(d)	11,180,000	11,180,000
California School Cash Reserve Program Auth
Bonds 2010-2011
Series C
0.60%, 03/01/11 (e)	6,155,000	6,212,180
Bonds 2010-2011
Series F
0.65%, 06/01/11 (e)	34,210,000	34,630,783
Sub Bonds 2009-2010
Series A
0.53%, 07/01/10 (b)	10,000,000	10,000,000
California State Univ
Systemwide RB
Series 2007A
0.31%, 07/01/10 (a)(b)(c)(d)	9,210,000	9,210,000
0.33%, 07/01/10 (a)(b)(c)(d)	24,750,000	24,750,000
Systemwide RB
Series 2008A
0.32%, 07/01/10 (a)(b)(c)(d)	5,685,000	5,685,000
TECP
Series A
0.33%, 09/02/10 (b)	5,126,000	5,126,000
California Statewide Communities Development Auth
COP (Sutter Health)
Series 1999
0.22%, 07/07/10 (a)(b)(c)(d)	19,715,000	19,715,000
M/F Housing RB (Campus Pointe Apts)
Series 2008J
0.32%, 07/01/10 (a)(b)	7,550,000	7,550,000

See financial notes 15

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
M/F Housing RB (Charter Court Apts)
Series 2008L
0.32%, 07/01/10 (a)(b)	11,400,000	11,400,000
M/F Housing RB (Creekside at MeadowPark Apts)
Series 2002HH
0.29%, 07/01/10 (a)(b)	9,395,000	9,395,000
M/F Housing RB (Cypress Villa Apts)
Series 2000F
0.30%, 07/01/10 (a)(b)	4,725,000	4,725,000
M/F Housing RB (Dublin Ranch Sr Apts)
Series 2003OO
0.28%, 07/01/10 (a)(b)	15,090,000	15,090,000
M/F Housing RB (Dublin Ranch Sr Apts)
Series 2006G
0.29%, 07/01/10 (a)(b)	5,010,000	5,010,000
M/F Housing RB (Emerald Gardens Apts)
Series 2000E
0.29%, 07/01/10 (a)(b)	7,320,000	7,320,000
M/F Housing RB (Fairway Family Apts)
Series 2003PP
0.28%, 07/01/10 (a)(b)	5,000,000	5,000,000
M/F Housing RB (Fairway Family Apts)
Series 2006H
0.29%, 07/01/10 (a)(b)	7,000,000	7,000,000
M/F Housing RB (Heritage Oaks Apts)
Series 2004YY
0.29%, 07/01/10 (a)(b)	6,900,000	6,900,000
M/F Housing RB (Kimberly Woods Apts)
Series 1995B
0.23%, 07/07/10 (a)(b)	17,100,000	17,100,000
M/F Housing RB (Las Flores Village Apts)
Series 2004JJ
0.26%, 07/01/10 (a)(b)	13,500,000	13,500,000
M/F Housing RB (Laurel Park Sr Apts)
Series 2002H
0.30%, 07/01/10 (a)(b)	5,500,000	5,500,000
M/F Housing RB (Los Padres Apts)
Series 2003E
0.30%, 07/01/10 (a)(b)	10,750,000	10,750,000
M/F Housing RB (Martin Luther Tower)
Series 2005D
0.29%, 07/01/10 (a)(b)	7,950,000	7,950,000
M/F Housing RB (Oak Center Towers)
Series 2005L
0.31%, 07/01/10 (a)(b)	3,720,000	3,720,000
M/F Housing RB (Oakmont of Concord)
Series 2002Q
0.30%, 07/01/10 (a)(b)	10,000,000	10,000,000
M/F Housing RB (Park David Sr Apts)
Series 1999D
0.29%, 07/01/10 (a)(b)	8,220,000	8,220,000
M/F Housing RB (Plaza Club Apts)
Series 1997A
0.32%, 07/01/10 (a)(b)	14,790,000	14,790,000
M/F Housing RB (Rancho Santa Fe Village Apts)
Series 2004EE
0.26%, 07/01/10 (a)(b)	12,300,000	12,300,000
M/F Housing RB (Sagewood At Stonebridge Estates)
Series 2005CC
0.32%, 07/01/10 (a)(b)	9,100,000	9,100,000
M/F Housing RB (Sharps & Flats Apts)
Series 2002X
0.28%, 07/01/10 (a)(b)	14,000,000	14,000,000
M/F Housing RB (Villas at Hamilton Apts)
Series 2001HH
0.28%, 07/01/10 (a)(b)	11,440,000	11,440,000
M/F Housing RB (Westgate Pasadena Apts)
Series 2007G
0.31%, 07/01/10 (a)(b)	32,000,000	32,000,000
M/F Housing RB (Woodsong Apts)
Series 1997B
0.32%, 07/01/10 (a)(b)	3,127,000	3,127,000
M/F Housing Refunding RB (Arbor Ridge Apts)
Series 2008B
0.32%, 07/01/10 (a)(b)	9,500,000	9,500,000
M/F Housing Refunding RB (Brandon Place Apts)
Series 2006D
0.29%, 07/01/10 (a)(b)	6,070,000	6,070,000
M/F Housing Refunding RB (Irvine Apt Communities)
Series 2008C2&C3
0.41%, 07/01/10 (a)(b)(c)(d)	40,000,000	40,000,000
RB (Kaiser Permanente)
Series 2004E
0.34%, 07/29/10	25,000,000	25,000,000
RB (Kaiser Permanente)
Series 2004I
0.48%, 05/01/11	1,000,000	1,024,685
RB (Kaiser Permanente)
Series 2004K
0.32%, 07/15/10	25,600,000	25,600,000
0.33%, 08/19/10	20,400,000	20,400,000
0.42%, 12/01/10	14,000,000	14,000,000
RB (Kaiser Permanente)
Series 2006B
0.31%, 07/01/10 (a)(b)(c)(d)	5,390,000	5,390,000
RB (Kaiser Permanente)
Series 2006D
0.42%, 12/01/10 (f)	26,500,000	26,500,000
RB (Kaiser Permanente)
Series 2008B
0.35%, 09/15/10	47,000,000	47,000,000
0.40%, 12/08/10	33,000,000	33,000,000
0.42%, 02/14/11	12,000,000	12,000,000
RB (Kaiser Permanente)
Series 2008C
0.37%, 10/28/10	31,865,000	31,865,000
RB (Kaiser Permanente)
Series 2009B6
0.30%, 07/15/10	18,000,000	18,000,000
RB (St. Joseph Health System)
Series 2007D&E
0.31%, 07/01/10 (a)(c)(d)(f)	64,190,000	64,190,000
Refunding RB (Univ Retirement Community at Davis)
Series 2003
0.12%, 07/01/10 (a)(b)	4,500,000	4,500,000
Campbell Union SD
TRAN 2009
0.48%, 10/06/10	4,500,000	4,518,084
Carlsbad USD
GO Bonds
Series 2009B
0.50%, 01/27/11 (c)(d)	10,415,000	10,415,000
Chula Vista
Refunding IDRB (San Diego Gas & Electric)
Series 2004E
0.41%, 11/04/10 (b)(c)(d)	9,995,000	9,995,000

16 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Clovis USD
GO Refunding Bonds
Series 2008
0.53% - 0.70%, 08/01/10	6,250,000	6,257,218
Coast Community College District
GO Bonds
Series 2006B
0.31%, 07/01/10 (a)(c)(d)	8,395,000	8,395,000
0.36%, 07/01/10 (a)(c)(d)	12,095,000	12,095,000
0.43%, 12/22/10 (c)(d)	18,050,000	18,050,000
Contra Costa Cnty
M/F Housing RB (Avalon Walnut Creek at Contra Costa Centre)
Series 2006A
0.28%, 07/01/10 (a)(b)	9,000,000	9,000,000
M/F Mortgage RB (El Cerrito Royale)
Series 1987A
0.45%, 07/01/10 (a)(b)	2,480,000	2,480,000
Contra Costa Transportation Auth
Limited Tax Sales Tax Revenue Notes
Series 2009
0.47% - 0.50%, 10/01/10	28,200,000	28,341,491
Desert Community College District
GO Bonds
Series 2007C
0.31%, 07/01/10 (a)(c)(d)	12,375,000	12,375,000
Diamond Bar Public Financing Auth
Lease RB (Community/Sr Center)
Series 2002A
0.28%, 07/07/10 (a)(b)	3,585,000	3,585,000
Dry Creek/Grant Jt Union SDs
GO Bonds
Series 2008
0.31%, 07/01/10 (a)(b)(c)(d)	6,597,000	6,597,000
Dublin San Ramon Services/EBMUD Recycled Water Auth
CP Notes
Series A
0.34%, 08/09/10 (b)	11,000,000	11,000,000
Dublin USD
GO Bonds
Series 2004E
0.50%, 01/20/11 (b)(c)(d)	26,980,000	26,980,000
East Bay Municipal Utility District
Extendible CP (Wastewater Series) Notes
0.43%, 10/08/10	9,400,000	9,400,000
Extendible CP (Water
Series) Notes
0.32%, 07/20/10	22,200,000	22,200,000
0.45%, 08/02/10	19,000,000	19,000,000
0.41%, 09/10/10	8,800,000	8,800,000
Water System Sub RB
Series 2007A
0.31%, 07/01/10 (a)(c)(d)(f)	66,000,000	66,000,000
0.31%, 07/01/10 (a)(c)(d)	11,535,000	11,535,000
Water System Sub Refunding RB
Series 2009A1
0.31%, 07/01/10 (a)	24,535,000	24,535,000
Water System Sub Refunding RB
Series 2009A2
0.31%, 07/01/10 (a)	49,245,000	49,245,000
Water System Sub Refunding RB
Series 2010A
0.31%, 07/01/10 (a)(c)(d)	15,000,000	15,000,000
East Side UHSD
GO Bonds
Series B
0.31%, 07/01/10 (a)(b)(c)(d)	15,000,000	15,000,000
Eastern Municipal Water District
Water & Sewer Revenue COP
Series 2008H
0.31%, 07/01/10 (a)(c)(d)	11,495,000	11,495,000
El Cajon
M/F Housing RB (Park-Mollison & Madison Apts)
Series 1998
0.32%, 07/01/10 (a)(b)	4,500,000	4,500,000
Elk Grove USD
Special Tax Bonds (Community Facilities District No. 1)
Series 2005
0.31%, 07/01/10 (a)(b)(c)(d)	16,890,000	16,890,000
Emeryville Redevelopment Agency
M/F Housing RB (Bay St Apts)
Series 2002A
0.32%, 07/01/10 (a)(b)(f)	82,515,000	82,515,000
Escondido
M/F Housing RB (Via Roble Apts)
Series 2003A
0.29%, 07/01/10 (a)(b)	6,900,000	6,900,000
Escondido Union SD
GO Bonds
Series 2009B
0.45%, 09/01/10 (b)(c)(d)	20,175,000	20,175,000
Fontana USD
GO Bonds
Series B
0.46%, 07/01/10 (a)(b)(c)(d)	3,330,000	3,330,000
Foothill-DeAnza Community College District
GO Bonds
Series A
0.31%, 07/01/10 (a)(c)(d)	8,258,000	8,258,000
GO Bonds
Series B
0.31%, 07/01/10 (a)(c)(d)	12,995,000	12,995,000
GO Bonds
Series C
0.35%, 07/01/10 (a)(c)(d)	18,545,000	18,545,000
Fremont UHSD
TRAN 2009
0.48%, 10/06/10	11,500,000	11,546,214
Fresno Cnty
TRAN 2010-2011
0.39%, 06/30/11 (e)	36,000,000	36,577,440
Fresno IDA
IDRB (Keiser Corp)
Series 1997
0.37%, 07/07/10 (a)(b)	860,000	860,000
Golden State Tobacco Securitization Corp
Enhanced Tobacco Settlement Asset-Backed Bonds
Series 2005A
0.31%, 07/01/10 (a)(b)(c)(d)	25,710,000	25,710,000
0.31%, 07/01/10 (a)(b)(c)(d)	20,250,000	20,250,000
0.36%, 07/01/10 (a)(b)(c)(d)	11,545,000	11,545,000
Golden West Schools Financing Auth
GO RB (Beverly Hills USD)
Series 2005
0.56%, 07/01/10 (a)(c)(d)	17,430,000	17,430,000

See financial notes 17

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Grossmont UHSD
GO Bonds
Series 2006
0.31%, 07/01/10 (a)(c)(d)	4,600,000	4,600,000
GO Bonds
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	7,525,000	7,525,000
Hayward
M/F Housing RB (Lord Tennyson Apts)
Series 2005A
0.26%, 07/01/10 (a)(b)	13,915,000	13,915,000
Hayward Housing Auth
M/F Housing RB (Timbers Apts)
Series 1998A
0.32%, 07/01/10 (a)(b)	9,500,000	9,500,000
Huntington Beach
M/F Housing RB (Five Points Seniors)
Series 1991A
0.32%, 07/01/10 (a)(b)	9,500,000	9,500,000
Huntington Park Redevelopment Agency
M/F Housing RB (Casa Rita Apts)
Series 1994A
0.32%, 07/01/10 (a)(b)	4,600,000	4,600,000
Livermore
TRAN 2009
0.47%, 11/18/10	15,000,000	15,087,577
Long Beach
Harbor RB
Series 2002B
0.63%, 07/01/10 (a)(c)(d)	5,490,000	5,490,000
Sub Airport Revenue CP Notes
Series A&B
0.38%, 09/16/10 (b)	7,600,000	7,600,000
0.42%, 10/07/10 (b)	3,750,000	3,750,000
TRAN 2009-2010
0.48%, 09/30/10	15,000,000	15,075,150
Long Beach Harbor Dept
CP
Series A
0.38%, 07/06/10 (c)	31,400,000	31,400,000
Los Altos SD
TRAN 2009
0.48%, 10/06/10	7,500,000	7,530,139
Los Angeles
M/F Housing Refunding RB (Tri-City)
Series 2001I
0.30%, 07/01/10 (a)(b)	1,800,000	1,800,000
Sr RB (LAX)
Series 2010A
0.31%, 07/01/10 (a)(c)(d)	17,715,000	17,715,000
Wastewater System Refunding RB
Series 2002A
0.56%, 07/01/10 (a)(c)(d)	7,605,000	7,605,000
Wastewater System Refunding RB
Series 2003A
0.31%, 07/01/10 (a)(c)(d)(f)	34,620,000	34,620,000
Wastewater System Refunding RB
Series 2005A
0.31%, 07/01/10 (a)(c)(d)	5,720,000	5,720,000
Los Angeles Cnty
TRAN 2010-2011
Series A
0.85%, 06/30/11 (e)	50,000,000	50,568,500
Los Angeles Cnty Capital Asset Leasing Corp
Equipment Lease RB
Series 2009A
1.35%, 12/01/10	4,620,000	4,642,042
Lease Revenue CP Notes
Series B
0.33%, 07/23/10 (b)	38,000,000	38,000,000
Lease Revenue CP Notes
Series C
0.35%, 07/22/10 (b)	16,000,000	16,000,000
Los Angeles Cnty Housing Auth
M/F Housing RB (Castaic Sr Apts)
Series 2003C
0.29%, 07/01/10 (a)(b)	9,300,000	9,300,000
Los Angeles Cnty Metropolitan Transportation Auth
Second Sr Sales Tax RB
Series 2004A
0.32%, 07/01/10 (a)(c)(d)	38,665,000	38,665,000
Second Sr Sales Tax Refunding RB
Series 2009B
0.47%, 07/01/10	2,600,000	2,600,000
Second Sub Sales Tax Revenue CP
Series A-TE-BB
0.30%, 09/10/10 (b)	31,269,000	31,269,000
0.34%, 10/19/10 (b)	5,685,000	5,685,000
Los Angeles Cnty Sanitation Districts Financing Auth
RB
Series 2005B
0.31%, 07/01/10 (a)(b)(c)(d)	15,670,000	15,670,000
Los Angeles Community College District
GO Bonds
Series 2006E
0.31%, 07/01/10 (a)(c)(d)	4,785,000	4,785,000
GO Bonds
Series 2007A
0.31%, 07/01/10 (a)(c)(d)	10,290,000	10,290,000
0.32%, 07/01/10 (a)(c)(d)	5,225,000	5,225,000
GO Bonds
Series 2008E1
0.31%, 07/01/10 (a)(c)(d)	11,250,000	11,250,000
GO Bonds
Series 2008F1
0.31%, 07/01/10 (a)(c)(d)	6,665,000	6,665,000
0.31%, 07/01/10 (a)(c)(d)	13,350,000	13,350,000
GO Bonds
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	26,110,000	26,110,000
Los Angeles Community Redevelopment Agency
M/F Housing RB (Security Building)
Series 2001A
0.32%, 07/01/10 (a)(b)	3,955,000	3,955,000
Los Angeles Dept of Airports
Airport Sr RB
Series 2008A
0.33%, 07/01/10 (a)(c)(d)	12,355,000	12,355,000
0.33%, 07/01/10 (a)(c)(d)	5,525,000	5,525,000
0.39%, 07/01/10 (a)(c)(d)	7,975,000	7,975,000
0.39%, 07/01/10 (a)(c)(d)	11,320,000	11,320,000
Airport Sr RB
Series 2010A
0.31%, 07/01/10 (a)(c)(d)	5,715,000	5,715,000
0.31%, 07/01/10 (a)(c)(d)(e)	3,330,000	3,330,000

18 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Los Angeles Dept of Water & Power
Power System RB
Series 2001A1
0.31%, 07/01/10 (a)(c)(d)	24,750,000	24,750,000
Power System RB
Series 2001B3
0.14%, 07/01/10 (a)(c)	5,100,000	5,100,000
Power System RB
Series 2005A1
0.31%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000
Power System RB
Series 2005A2
0.31%, 07/01/10 (a)(c)(d)	15,930,000	15,930,000
Power System Revenue CP Notes
0.55%, 07/22/10 (c)	107,500,000	107,500,000
Water System RB
Series 2001A
0.31%, 07/01/10 (a)(c)(d)	14,600,000	14,600,000
Water System RB
Series 2003A
0.31%, 07/01/10 (a)(c)(d)	7,000,000	7,000,000
Water System RB
Series 2006A1&2007A2
0.45%, 09/01/10 (b)(c)(d)	24,210,000	24,210,000
Los Angeles Harbor
RB
Series 2006D
0.33%, 07/01/10 (a)(c)(d)	7,390,000	7,390,000
Refunding RB
Series 2006B
0.36%, 07/01/10 (a)(c)(d)	16,120,000	16,120,000
0.63%, 07/01/10 (a)(c)(d)	13,520,000	13,520,000
Los Angeles IDA
Empowerment Zone Facility RB (Green Farms)
Series 2003
0.39%, 07/01/10 (a)(b)	2,780,000	2,780,000
IDRB (KH Enerprises)
Series 2008
0.48%, 07/07/10 (a)(b)	1,730,000	1,730,000
RB (AAA Packing & Shipping)
Series 2000
0.31%, 07/01/10 (a)(b)	3,000,000	3,000,000
Los Angeles Municipal Improvement Corp
Lease Revenue CP
Series A1
0.34%, 07/08/10 (b)	20,229,000	20,229,000
0.37%, 08/04/10 (b)	11,958,000	11,958,000
0.36%, 08/09/10 (b)	25,500,000	25,500,000
0.30%, 08/12/10 (b)	12,066,000	12,066,000
0.36%, 09/13/10 (b)	12,000,000	12,000,000
Los Angeles USD
GO Bonds
Series 2007B & GO Refunding Bonds Series 2007B
0.34%, 07/01/10 (a)(c)(d)	7,290,000	7,290,000
GO Bonds
Series 2007C
0.32%, 07/01/10 (a)(c)(d)	8,250,000	8,250,000
GO Bonds
Series 2007H
0.31%, 07/01/10 (a)(c)(d)	4,995,000	4,995,000
0.35%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000
GO Bonds
Series 2009D&2009F
0.31%, 07/01/10 (a)(c)(d)	6,230,000	6,230,000
GO Bonds
Series 2009D&2009I
0.31%, 07/01/10 (a)(c)(d)	7,705,000	7,705,000
GO Bonds
Series 2009F
0.32%, 07/01/10 (a)(c)(d)	6,565,000	6,565,000
GO Refunding Bonds
Series 2007A1
0.43%, 12/30/10 (b)(c)(d)	24,775,000	24,775,000
TRAN 2009-2010
Series A
0.62%, 08/12/10 (f)	123,000,000	123,194,009
TRAN 2010-2011
Series A
0.67%, 06/30/11 (e)	45,000,000	45,592,650
Madera/West Contra Costa/Santa Ana USDs & Tulare Jt/San Mateo UHSD
GO Bonds
Series 2005
0.31%, 07/01/10 (a)(b)(c)(d)	15,085,000	15,085,000
Monterey Peninsula Water Management District
COP (Wastewater Reclamation)
Series 1992
0.31%, 07/01/10 (a)(b)	14,305,000	14,305,000
Mt. View-Los Altos UHSD
TRAN 2010
0.50%, 06/30/11 (e)	2,500,000	2,537,200
Napa Valley Community College District
GO Bonds
Series B
0.31%, 07/01/10 (a)(b)(c)(d)	5,450,000	5,450,000
Newport Beach
Refunding RB (Hoag Memorial Hospital Presbyterian)
Series 2008F
0.22%, 07/07/10 (a)(b)	37,180,000	37,180,000
Oakland
GO Bonds (Measure DD)
Series 2009B
0.50%, 09/01/10 (b)(c)(d)	10,100,000	10,100,000
Oakland-Alameda Cnty Coliseum Auth
Refunding Lease RB (Oakland Coliseum)
Series 2000 C1
0.27%, 07/07/10 (a)(b)	19,380,000	19,380,000
Oceanside
M/F Mortgage RB (Riverview Springs Apts)
Series 1990A
0.32%, 07/01/10 (a)(b)	12,870,000	12,870,000
Ontario Housing Auth
M/F Housing RB (Parc Vista)
Series 2006B
0.32%, 07/01/10 (a)(b)	5,800,000	5,800,000
M/F Housing RB (Terrace View)
Series 2006A
0.32%, 07/01/10 (a)(b)	5,200,000	5,200,000
Orange Cnty
Teeter Plan Obligation CP Notes
Series A
0.35%, 07/06/10 (b)	13,500,000	13,500,000
Orange Cnty Local Transportation Auth
Sales Tax Revenue CP Notes
0.34%, 07/07/10 (b)	70,325,000	70,325,000
Orange Cnty Sanitation District
COP
Series 2003
0.32%, 07/01/10 (a)(c)(d)	3,595,000	3,595,000

See financial notes 19

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
COP
Series 2007B
0.31%, 07/01/10 (a)(c)(d)	6,960,000	6,960,000
COP
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	8,850,000	8,850,000
Refunding Certificate BAN
Series 2009B
0.43%, 12/01/10	65,865,000	66,296,531
Refunding COP
Series 2000A
0.18%, 07/01/10 (a)(c)	1,075,000	1,075,000
Oxnard Financing Auth
Lease RB
Series 2003B
0.33%, 07/01/10 (a)(b)	6,135,000	6,135,000
Lease RB (Civic Center Phase 2)
Series 2006
0.33%, 07/01/10 (a)(b)	11,265,000	11,265,000
Wastewater RB
Series 2004B
0.33%, 07/01/10 (a)(b)	11,145,000	11,145,000
Water Revenue Project Bonds
Series 2006
0.42%, 11/03/10 (b)(c)(d)	20,615,000	20,615,000
Palm Springs USD
GO Bonds
Series A
0.31%, 07/01/10 (a)(b)(c)(d)	10,410,000	10,410,000
Palomar Pomerado Health
GO Bonds
Series 2007A
0.31%, 07/01/10 (a)(b)(c)(d)	11,580,000	11,580,000
0.31%, 07/01/10 (a)(b)(c)(d)	10,900,000	10,900,000
Pasadena
Refunding COP
Series 2008A
0.28%, 07/01/10 (a)(b)	6,600,000	6,600,000
Pasadena Public Financing Auth
Lease RB (Rose Bowl Refinancing)
Series 2006
0.22%, 07/07/10 (a)(b)	16,690,000	16,690,000
Peralta Community College District
GO Bonds
Series 2009C
0.39%, 09/16/10 (b)(c)(d)	8,150,000	8,150,000
Petaluma
M/F Housing RB (Oakmont)
Series 1996A
0.38%, 07/01/10 (a)(b)	2,950,000	2,950,000
Pinole Redevelopment Agency
M/F Housing RB (East Bluff Apts)
Series 1998A
0.60%, 07/01/10 (a)(b)	4,959,000	4,959,000
Placentia-Yorba Linda USD
GO Bonds
Series 2008B
0.50%, 01/20/11 (b)(c)(d)	24,120,000	24,120,000
Pleasanton
M/F Housing RB (Busch Sr Housing)
Series 2003A
0.28%, 07/01/10 (a)(b)	13,360,000	13,360,000
Port of Oakland
CP
Series D
0.35%, 07/15/10 (b)	19,000,000	19,000,000
Poway USD Public Financing Auth
Lease RB
Series 2007
0.46%, 07/01/10 (a)(b)(c)	28,950,000	28,950,000
Rancho Water District Financing Auth
Refunding RB
Series 2008B
0.17%, 07/07/10 (a)(b)	10,000,000	10,000,000
Redondo Beach Redevelopment Agency
M/F Housing Refunding RB (Heritage Pointe Apts)
Series 2004A
0.32%, 07/01/10 (a)(b)	10,890,000	10,890,000
Riverside
Water RB
Series 2008A
0.28%, 07/01/10 (a)(c)	2,100,000	2,100,000
Riverside Cnty
S/F Mortgage RB
Series 1989A
0.63%, 07/01/10 (a)(b)(c)(d)	6,765,000	6,765,000
TRAN
Series B
0.55%, 06/30/11 (e)	82,500,000	83,686,350
Riverside Cnty Housing Auth
M/F Housing RB (Victoria Springs Apts)
Series 1989C
0.32%, 07/01/10 (a)(b)	9,000,000	9,000,000
Riverside Cnty Transportation Commission
CP Notes (Limited Tax Bonds)
0.35%, 07/08/10 (b)	8,000,000	8,000,000
0.30%, 07/20/10 (b)	28,000,000	28,000,000
0.38%, 10/07/10 (b)	27,000,000	27,000,000
Sales Tax RB (Limited Tax)
Series 2009C
0.31%, 07/01/10 (a)(c)	14,660,000	14,660,000
Riverside Community College District
GO Bonds
Series 2007C
0.34%, 07/07/10 (a)(c)(d)	5,940,000	5,940,000
Roseville Jt UHSD
GO Bonds
Series C
0.31%, 07/01/10 (a)(c)(d)	1,700,000	1,700,000
Sacramento Cnty
Airport System Sr RB
Series 2008B & Sub Refunding RB Series 2008E
0.33%, 07/01/10 (a)(b)(c)(d)	19,635,000	19,635,000
COP
Series 2007
0.40%, 12/09/10 (b)(c)(d)	21,215,000	21,215,000
M/F Housing RB (Ashford Heights Apts)
Series 2006H
0.28%, 07/01/10 (a)(b)	10,555,000	10,555,000
Special Facilities Airport RB (Cessna Aircraft)
Series 1998
0.32%, 07/01/10 (a)(b)	8,800,000	8,800,000
Sacramento Cnty Housing Auth
M/F Housing RB (Carlton Plaza Sr Apts)
Series 2003E
0.32%, 07/01/10 (a)(b)	14,000,000	14,000,000

20 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
M/F Housing RB (Hastings Park Apts)
Series 2004G
0.30%, 07/01/10 (a)(b)	5,300,000	5,300,000
M/F Housing RB (Logan Park Apts)
Series 2007E
0.32%, 07/01/10 (a)(b)	24,000,000	24,000,000
M/F Housing Refunding RB (Chesapeake Commons Apts)
Series 2001C
0.32%, 07/01/10 (a)(b)	33,000,000	33,000,000
Sacramento Cnty Sanitation District Financing Auth
RB
Series 2006
0.31%, 07/01/10 (a)(c)(d)	4,750,000	4,750,000
Refunding RB
Series 2007B
0.31%, 07/01/10 (a)(c)(d)	62,700,000	62,700,000
0.56%, 07/01/10 (a)(c)(d)	3,195,000	3,195,000
Sub Lien RB
Series 2000C
0.22%, 07/07/10 (a)(b)	14,200,000	14,200,000
Sacramento Finance Auth
Refunding RB (Master Lease Program)
Series 2006E
0.31%, 07/01/10 (a)(b)(c)(d)	46,515,000	46,515,000
Sacramento Housing Auth
M/F Housing RB (Atrium Court Apts) 2002G
0.36%, 07/01/10 (a)(b)	17,200,000	17,200,000
M/F Housing RB (Hurley Creek Sr Apts)
Series 2006E
0.28%, 07/01/10 (a)(b)	10,265,000	10,265,000
M/F Housing RB (St. Anton Building Apts)
Series 2003I
0.29%, 07/01/10 (a)(b)	8,000,000	8,000,000
M/F Housing RB (Valencia Point Apts)
Series 2006I
0.28%, 07/01/10 (a)(b)	5,150,000	5,150,000
Sacramento Municipal Utility District
CP
Series J
0.27%, 08/13/10 (b)(f)	50,000,000	50,000,000
Electric Refunding RB
Series 2008U
0.33%, 07/01/10 (a)(b)(c)(d)	15,500,000	15,500,000
Sacramento Transportation Auth
Sales Tax RB (Limited Tax)
Series 2009C
0.28%, 07/01/10 (a)(c)	38,800,000	38,800,000
San Bernardino Cnty
TRAN 2010-2011
Series A
0.39%, 06/30/11 (e)	57,815,000	58,739,462
San Diego Cnty
COP (San Diego Jewish Academy)
0.41%, 07/01/10 (a)(b)	8,825,000	8,825,000
San Diego Cnty Regional Airport Auth
Airport Refunding RB
Series 2005
0.33%, 07/01/10 (a)(b)(c)(d)	1,190,000	1,190,000
Sub Revenue CP Notes
Series A&B
0.34%, 07/08/10 (b)	22,254,000	22,254,000
0.34%, 08/05/10 (b)	15,000,000	15,000,000
0.32%, 09/03/10 (b)	6,525,000	6,525,000
0.35%, 09/03/10 (b)	19,000,000	19,000,000
San Diego Cnty Regional Transportation Commission
Sub Sales Tax Revenue CP Notes (Limited Tax Bonds)
Series B
0.34%, 07/08/10 (c)	15,388,000	15,388,000
San Diego Cnty Water Auth
CP
Series 2006-2
0.35%, 08/06/10 (c)	30,000,000	30,000,000
0.27%, 08/13/10 (c)	19,500,000	19,500,000
0.29%, 09/15/10 (c)	14,000,000	14,000,000
CP
Series 2006-3
0.34%, 07/08/10 (c)	60,000,000	60,000,000
Water Revenue COP
Series 2004A
0.31%, 07/01/10 (a)(c)(d)	8,710,000	8,710,000
Water Revenue COP
Series 2008A
0.29%, 07/01/10 (a)(c)(d)	8,715,000	8,715,000
0.31%, 07/01/10 (a)(c)(d)	5,300,000	5,300,000
0.31%, 07/01/10 (a)(c)(d)	33,580,000	33,580,000
San Diego Community College District
GO Bonds
Series 2005
0.31%, 07/01/10 (a)(b)(c)(d)	1,300,000	1,300,000
GO Bonds
Series 2007
0.31%, 07/01/10 (a)(b)(c)(d)	4,000,000	4,000,000
GO Bonds
Series 2009
0.50%, 01/27/11 (c)(d)	11,395,000	11,395,000
San Diego Housing Auth
M/F Housing RB (Hillside Garden Apts)
Series 2004B
0.27%, 07/01/10 (a)(b)	13,595,000	13,595,000
M/F Mortgage Refunding RB (Creekside Villa Apts)
Series 1999B
0.32%, 07/01/10 (a)(b)	6,000,000	6,000,000
San Diego Public Facilities Financing Auth
Sr Sewer RB
Series 2009A
0.41%, 11/04/10 (b)(c)(d)	20,115,000	20,115,000
San Diego USD
TRAN 2009-2010
Series A
0.52%, 07/08/10	18,000,000	18,005,082
San Francisco
GO Improvement Bonds (San Francisco General Hospital)
Series 2009A
0.45%, 01/27/11 (c)(d)(f)	38,340,000	38,340,000
M/F Housing Refunding RB (City Heights Apts)
Series 1997A
0.22%, 07/07/10 (a)(b)	20,800,000	20,800,000
San Francisco Airport Commission
Refunding RB Second
Series 34E
0.33%, 07/01/10 (a)(b)(c)(d)	5,110,000	5,110,000
Sub CP Notes
Series A
0.30%, 07/14/10 (b)	9,000,000	9,000,000
0.33%, 07/16/10 (b)	10,430,000	10,430,000
0.35%, 08/05/10 (b)	52,425,000	52,425,000

See financial notes 21

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
San Francisco Bay Area Rapid Transit District
GO Bonds
Series 2007B
0.30%, 07/01/10 (a)(c)(d)	15,780,000	15,780,000
0.30%, 07/01/10 (a)(c)(d)	9,900,000	9,900,000
Sales Tax Refunding RB
Series 2005A
0.31%, 07/01/10 (a)(c)(d)	13,400,000	13,400,000
San Francisco Redevelopment Agency
M/F Housing Refunding RB (Fillmore Center)
Series 1992A1
0.26%, 07/07/10 (a)(b)(f)	30,100,000	30,100,000
M/F Housing Refunding RB (Fillmore Center)
Series 1992A2
0.27%, 07/07/10 (a)(b)	3,750,000	3,750,000
San Francisco USD
TRAN 2010
0.43%, 06/30/11 (e)	19,000,000	19,296,020
San Joaquin Cnty Public Facilities Financing Corp
COP
Series 2007
0.30%, 07/01/10 (a)(b)(c)(d)	40,950,000	40,950,000
San Joaquin Cnty Transportation Auth
Sales Tax Revenue TECP
0.37%, 10/07/10 (b)	12,220,000	12,220,000
San Jose
Airport RB
Series 2007A
0.33%, 07/01/10 (a)(b)(c)(d)	43,930,000	43,930,000
0.33%, 07/01/10 (a)(b)(c)(d)	8,225,000	8,225,000
GO Bonds
Series 2008
0.34%, 07/01/10 (a)(c)(d)	5,440,000	5,440,000
M/F Housing RB (Almaden Lake Village Apts)
Series 1997A
0.32%, 07/01/10 (a)(b)	25,000,000	25,000,000
M/F Housing RB (Pollard Plaza Apts)
Series 2002D
0.33%, 07/01/10 (a)(b)	7,195,000	7,195,000
M/F Housing RB (Raintree Apts)
Series 2005A
0.32%, 07/01/10 (a)(b)	10,000,000	10,000,000
Sub CP Notes
Series A&B
0.35% - 0.38%, 07/06/10 (b)	62,193,000	62,193,000
0.34%, 07/08/10 (b)	4,205,000	4,205,000
0.37%, 07/08/10 (b)	44,693,000	44,693,000
San Luis Obispo Cnty Financing Auth
RB (Nacimiento Water)
Series 2007A
0.31%, 07/01/10 (a)(b)(c)(d)	27,320,000	27,320,000
San Marcos Redevelopment Agency
M/F Housing RB (Grandon Village)
Series 2002A
0.26%, 07/01/10 (a)(b)	13,390,000	13,390,000
San Mateo Cnty Community College District
GO Bonds
Series 2005B
0.43%, 11/04/10 (c)(d)	9,220,000	9,220,000
GO Bonds
Series 2005B & 2006A
0.43%, 12/22/10 (b)(c)(d)	14,720,000	14,720,000
GO Bonds
Series 2006B
0.31%, 07/01/10 (a)(c)(d)	37,665,000	37,665,000
San Mateo Jt Powers Financing Auth
Lease RB (Public Safety)
Series 2007A
0.35%, 07/01/10 (a)(b)	15,705,000	15,705,000
San Mateo UHSD
GO BAN
Series 2010
0.58%, 02/28/11	7,000,000	7,065,507
Santa Barbara Cnty
TRAN 2010-2011
Series A
0.40%, 06/30/11 (e)	18,795,000	19,093,653
Santa Clara Cnty
GO Bonds
Series 2009A
0.31%, 07/01/10 (a)(c)(d)(f)	55,260,000	55,260,000
0.65%, 08/01/10	3,000,000	3,000,000
Santa Clara Cnty Financing Auth
Refunding Lease RB (Multiple Facilities)
Series 2007K
0.40%, 12/09/10 (b)(c)(d)(f)	47,700,000	47,700,000
Refunding Lease RB (Multiple Facilities)
Series 2008L
0.32%, 07/01/10 (a)(c)(d)	9,000,000	9,000,000
Santa Clara Cnty Housing Auth
M/F Housing RB (Monte Vista Terrace Apts)
Series 2005C
0.39%, 07/01/10 (a)(b)	9,720,000	9,720,000
Santa Clara Valley Transportation Auth
Sales Tax Refunding RB
Series 2008A
0.33%, 07/01/10 (a)(c)	3,110,000	3,110,000
Santa Cruz Cnty
TRAN 2009-2010
0.50%, 07/08/10	10,000,000	10,002,862
TRAN 2010-2011
0.50%, 06/30/11 (e)	20,000,000	20,297,600
Santa Fe IDA
IDRB (Tri-West)
Series 1983
0.45%, 07/01/10 (a)(b)	4,000,000	4,000,000
Santa Rosa
M/F Housing RB (Quail Run Apts)
Series 1997A
0.43%, 07/01/10 (a)(b)	7,190,000	7,190,000
Sequoia UHSD
GO Bonds
Series 2005B
0.31%, 07/01/10 (a)(b)(c)(d)	5,860,000	5,860,000
Simi Valley USD
GO Bonds
Series 2007C
0.31%, 07/01/10 (a)(b)(c)(d)	8,460,000	8,460,000
Sonoma Cnty
TRAN 2009-2010
0.43%, 10/28/10 (f)	90,000,000	90,312,473
Southern California Metropolitan Water District
Water RB
Series 2005B1
0.23%, 07/01/10 (a)(c)	6,960,000	6,960,000
Water RB
Series 2005C
0.30%, 07/01/10 (a)(c)(d)	9,430,000	9,430,000
0.30%, 07/01/10 (a)(c)(d)	12,235,000	12,235,000
0.31%, 07/01/10 (a)(c)(d)	8,970,000	8,970,000

22 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Water RB
Series 2006A
0.30%, 07/01/10 (a)(c)(d)	59,150,000	59,150,000
0.30%, 07/01/10 (a)(c)(d)	5,225,000	5,225,000
0.31%, 07/01/10 (a)(c)(d)	13,050,000	13,050,000
Water RB
Series 2008A
0.31%, 07/01/10 (a)(c)(d)	5,000,000	5,000,000
Water Refunding RB
Series 2008A1
0.25%, 07/01/10 (a)(c)	52,125,000	52,125,000
Water Refunding RB
Series 2009A1
0.36%, 07/01/10 (a)(f)	50,000,000	50,000,000
Water Refunding RB
Series 2009A2
0.31%, 07/07/10 (a)	40,180,000	40,180,000
Water Special Refunding RB
Series 2010A
0.24%, 07/01/10 (a)	48,005,000	48,005,000
Southern California Public Power Auth
Revenue Notes (Canyon Power)
Series 2009A
0.41%, 08/03/10	30,000,000	30,043,053
Stockton Public Finance Auth
Lease RB (Building Acquisition Financing)
Series 2007A
0.46%, 07/01/10 (a)(b)(c)(f)	31,465,000	31,465,000
Sweetwater UHSD
GO Bonds
Series 2008A
0.31%, 07/01/10 (a)(b)(c)(d)	3,000,000	3,000,000
Torrance
TRAN 2010-2011
0.48%, 07/06/11 (e)	31,000,000	31,467,480
Univ of California
General RB
Series 2005C
0.34%, 07/01/10 (a)(c)(d)	7,500,000	7,500,000
General RB
Series 2005F
0.32%, 07/01/10 (a)(c)(d)	1,550,000	1,550,000
General RB
Series 2005G
0.31%, 07/01/10 (a)(c)(d)	25,570,000	25,570,000
General RB
Series 2007J
0.31%, 07/01/10 (a)(c)(d)	6,505,000	6,505,000
0.50%, 01/20/11 (c)(d)	11,635,000	11,635,000
General RB
Series 2009O
0.31%, 07/01/10 (a)(c)(d)	10,000,000	10,000,000
Limited Project RB
Series 2005B
0.31%, 07/01/10 (a)(c)(d)(f)	49,500,000	49,500,000
0.31%, 07/01/10 (a)(c)(d)	12,940,000	12,940,000
Limited Project RB
Series 2007D
0.31%, 07/01/10 (a)(c)(d)(f)	40,095,000	40,095,000
Medical Center Pooled RB
Series 2007B2
0.15%, 07/01/10 (a)(c)	7,900,000	7,900,000
Medical Center Pooled RB
Series 2007C2
0.50%, 09/01/10 (c)(d)(f)	20,615,000	20,615,000
Upland USD
GO Bonds
Series A
0.31%, 07/01/10 (a)(b)(c)(d)	9,238,000	9,238,000
Ventura Cnty
TRAN 2010-2011
0.38%, 07/01/11 (e)	25,000,000	25,403,250
West Contra Costa USD
GO Bonds
Series C
0.31%, 07/01/10 (a)(b)(c)(d)	1,790,000	1,790,000
West Hills Community College District
COP (2008 Refunding)
0.28%, 07/07/10 (a)(b)	10,000,000	10,000,000
Westminster Redevelopment Agency
M/F Housing RB (Brookhurst Royale Sr Assisted Living)
Series 2000A
0.75%, 07/01/10 (a)(b)	6,620,000	6,620,000
Sub Tax Allocation Bonds (Police Facility)
Series 2009
0.31%, 07/01/10 (a)(b)(c)(d)	16,875,000	16,875,000
Whittier UHSD
GO Bonds
Series 2009A
0.43%, 12/30/10 (b)(c)(d)	9,885,000	9,885,000
William S. Hart UHSD
GO Bonds
Series A
0.35%, 08/19/10 (b)(c)(d)(f)	19,755,000	19,755,000
GO Bonds
Series B
0.31%, 07/01/10 (a)(b)(c)(d)	4,865,000	4,865,000
Yosemite Community College District
GO Bonds
Series 2008C
0.31%, 07/01/10 (a)(b)(c)(d)	10,665,000	10,665,000

		7,292,874,604

Puerto Rico 0.3%
Puerto Rico Aquaduct & Sewer Auth
Sr Lien RB
Series A
0.32%, 07/01/10 (a)(b)(c)(d)	7,500,000	7,500,000
0.36%, 07/01/10 (a)(b)(c)(d)	3,500,000	3,500,000
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub
Series 2010A
0.33%, 07/01/10 (a)(b)(c)(d)	7,500,000	7,500,000

		18,500,000

Total Municipal Securities
(Cost $7,311,374,604)		7,311,374,604

Other Investments 0.7% of net assets

Nuveen California Municipal Market Opportunity Fund
Variable Rate Demand Preferred Shares
Series 1
0.43%, 07/01/10 (a)(b)(d)	29,800,000	29,800,000

See financial notes 23

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Nuveen Insured California Tax-Free Advantage Municipal Fund
Variable Rate Demand Preferred Shares
Series 2
0.44%, 07/01/10 (a)(b)(d)	17,700,000	17,700,000

Total Other Investments
(Cost $47,500,000)		47,500,000

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $7,358,874,604.

(a)	Variable-rate security.
(b)	Credit-enhanced security.
(c)	Liquidity-enhanced security.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,811,676,000 or 39.8% of net assets.
(e)	Delayed-delivery security.
(f)	All or a portion of this security is held as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
GO —	General obligation
HFA —	Housing finance agency/authority
IDA —	Industrial development agency/authority
IDRB —	Industrial development revenue bond
M/F —	Multi-family
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UHSD —	Union high school district
USD —	Unified school district

24 See financial notes

 Schwab California Municipal Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$7,358,874,604
Cash		3,436
Receivables:
Investments sold		144,343,047
Interest		9,852,777
Fund shares sold		1,399,328
Prepaid expenses	+	39,950

Total assets		7,514,513,142

Liabilities

Payables:
Investments bought		453,657,847
Investment adviser and administrator fees		133,984
Shareholder services fees		59,131
Fund shares redeemed		4,184,592
Distributions to shareholders		29,060
Accrued expenses	+	65,381

Total liabilities		458,129,995

Net Assets

Total assets		7,514,513,142
Total liabilities	−	458,129,995

Net assets		$7,056,383,147

Net Assets by Source
Capital received from investors		7,056,114,579
Net realized capital gains		268,568

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$5,361,744,327		5,361,649,565		$1.00
Value Advantage Shares	$1,694,638,820		1,694,606,383		$1.00

See financial notes 25

 Schwab California Municipal Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$12,054,875

Expenses

Investment adviser and administrator fees		11,803,033
Shareholder service fees:
Sweep Shares		9,356,737
Value Advantage Shares		2,130,930
Portfolio accounting fees		108,214
Custodian fees		75,623
Registration fees		67,481
Shareholder reports		56,657
Trustees’ fees		25,706
Professional fees		25,331
Transfer agent fees		10,384
Interest expense		6,239
Other expenses	+	96,517

Total expenses		23,762,852
Expense reduction by adviser and Schwab	−	12,054,999
Custody credits	−	17,172

Net expenses	−	11,690,681

Net investment income		364,194

Realized Gains (Losses)

Net realized gains on investments		268,568

Increase in net assets resulting from operations		$632,762

26 See financial notes

 Schwab California Municipal Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$364,194	$11,598,108
Net realized gains	+	268,568	919,668

Increase in net assets from operations		632,762	12,517,776

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		267,354	5,663,720
Value Advantage Shares	+	96,840	5,934,388

Total distributions from net investment income		364,194	11,598,108

Distributions from net realized gains
Sweep Shares		—	331,019
Value Advantage Shares	+	—	132,779

Total distributions from net realized gains		—	463,798

Total distributions		364,194	12,061,906

Transactions in Fund Shares*

Shares Sold
Sweep Shares		9,067,722,521	19,156,380,226
Value Advantage Shares	+	141,220,222	1,162,214,125

Total shares sold		9,208,942,743	20,318,594,351

Shares Reinvested
Sweep Shares		234,176	5,920,829
Value Advantage Shares	+	80,468	5,375,782

Total shares reinvested		314,644	11,296,611

Shares Redeemed
Sweep Shares		(9,223,682,087)	(19,665,064,386)
Value Advantage Shares	+	(658,876,935)	(2,877,700,939)

Total shares redeemed		(9,882,559,022)	(22,542,765,325)

Net transactions in fund shares		(673,301,635)	(2,212,874,363)

Net Assets

Beginning of period		7,729,416,214	9,941,834,707
Total decrease	+	(673,033,067)	(2,212,418,493)

End of period		$7,056,383,147	$7,729,416,214

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 27

Schwab California AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	11/16/07[1]–
	6/30/10*		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[2]	0.00	[2]	0.02	0.00	[2]
Net realized and unrealized gains (losses)	0.00	[2]	0.00	[2]	—	—

Total from investment operations	0.00	[2]	0.00	[2]	0.02	0.00	[2]
Less distributions:
Distributions from net investment income	(0.00)[2]		(0.00)[2]		(0.02)	(0.00)[2]
Distributions from net realized gains	—		(0.00)[2]		—	—

Total distributions	(0.00)[2]		(0.00)[2]		(0.02)	(0.00)[2]

Net asset value at end of period	1.00		1.00		1.00	1.00

Total return (%)	0.01	[3]	0.20		1.65	0.36	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.36	[4]	0.46	[5]	0.45	0.46	[4]
Gross operating expenses	0.62	[4]	0.64		0.62	0.73	[4]
Net investment income (loss)	0.01	[4]	0.20		1.60	2.72	[4]
Net assets, end of period ($ x 1,000,000)	291		383		562	278

* Unaudited.
1 Commencement of operations.
2 Per-share amount was less than $0.01.
3 Not annualized.
4 Annualized.
5 The ratio of net operating expenses would have been 0.44% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

28 See financial notes

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings as of June 30, 2010 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($)	($)

101.7%		Municipal Securities	295,794,745	295,794,745

101.7%		Total Investments	295,794,745	295,794,745
(1	.7)%	Other Assets and Liabilities, Net		(4,972,876)

100.0%		Net Assets		290,821,869

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Municipal Securities 101.7% of net assets

California 101.7%
Alameda Cnty IDA
RB (Dale Hardware)
Series 2010
0.40%, 07/01/10 (a)(b)	2,665,000	2,665,000
Alameda Corridor Transportation Auth
Sr Lien RB
Series 1999A
0.31%, 07/01/10 (a)(b)(c)(d)	250,000	250,000
Anaheim Public Financing Auth
RB (Anaheim Electric System Distribution Facilities)
Series 2007A
0.32%, 07/01/10 (a)(b)(c)(d)	4,030,000	4,030,000
RB (Anaheim Electric System Distribution Facilities)
Series 2009A
0.32%, 07/01/10 (a)(c)(d)	1,630,000	1,630,000
Assoc of Bay Area Governments
RB (San Francisco Univ High School)
Series A
0.27%, 07/01/10 (a)(b)	3,100,000	3,100,000
Bay Area Toll Auth
San Francisco Bay Area Toll Bridge RB
Series 2007F
0.31%, 07/01/10 (a)(c)(d)	745,000	745,000
San Francisco Bay Area Toll Bridge RB
Series 2007F, 2008F1, 2009F1
0.31%, 07/01/10 (a)(c)(d)(f)	5,410,000	5,410,000
San Francisco Bay Area Toll Bridge RB
Series 2009F1
0.31%, 07/01/10 (a)(c)(d)	1,335,000	1,335,000
0.31%, 07/01/10 (a)(c)(d)	2,000,000	2,000,000
Calaveras Cnty
TRAN 2009-2010
1.11%, 07/14/10	2,000,000	2,000,627
TRAN 2010-2011
0.94%, 06/30/11 (e)	1,300,000	1,307,072
California
Economic Recovery Bonds
Series 2004C15
0.35%, 07/07/10 (a)(b)(c)	5,695,000	5,695,000
GO Bonds
0.31%, 07/01/10 (a)(b)(c)(d)	1,990,000	1,990,000
GO CP Notes
0.35%, 07/02/10 (b)	7,400,000	7,400,000
0.34%, 07/06/10 (b)	2,895,000	2,895,000
California Dept of Water Resources
Power Supply RB
Series 2002C10
0.28%, 07/01/10 (a)(b)	210,000	210,000
California Education Notes Program
Note Participation Fiscal Year 2010-11
Series A
0.56%, 07/01/11 (e)	1,500,000	1,521,120
California Educational Facilities Auth
RB (Univ of Southern California)
Series 2007A
0.31%, 07/01/10 (a)(c)(d)(f)	1,300,000	1,300,000
RB (Univ of Southern California)
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	2,220,000	2,220,000
California Health Facilities Financing Auth
Health Facility RB (Providence Health & Services)
Series 1996
0.52%, 10/01/10	3,260,000	3,304,718
RB (Childrens Hospital Los Angeles)
Series 2010B
0.16%, 07/01/10 (a)(b)	5,200,000	5,200,000
California Infrastructure & Economic Development Bank
RB (Asian-American Drug Abuse Program)
Series 2008
0.47%, 07/01/10 (a)(b)	3,530,000	3,530,000
RB (Bay Area Toll Bridges Seismic Retrofit)
Series 2003A
0.49%, 07/01/10 (a)(b)(c)(d)	7,155,000	7,155,000
RB (Casa Loma College)
Series 2009
0.41%, 07/01/10 (a)(b)	2,000,000	2,000,000
California Pollution Control Financing Auth
Solid Waste Disposal RB (BLT Enterprises of Fremont)
Series 2010
0.31%, 07/07/10 (a)(b)	2,400,000	2,400,000
California Public Works Board
Lease RB (Univ of California)
Series 2009E
0.31%, 07/01/10 (a)(c)(d)	3,695,000	3,695,000
California School Cash Reserve Program Auth
Bonds 2010-2011
Series F
0.65%, 06/01/11 (e)	1,000,000	1,012,300
Sub Bonds 2009-2010
Series A
0.53%, 07/01/10 (b)	2,000,000	2,000,000
California Statewide Communities Development Auth
M/F Housing Refunding RB (Irvine Apt Communities)
Series 2008C2&C3
0.41%, 07/01/10 (a)(b)(c)(d)	2,000,000	2,000,000

See financial notes 29

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
RB (Kaiser Permanente)
Series 2008B
0.35%, 09/15/10	6,000,000	6,000,000
0.42%, 02/14/11 (f)	5,000,000	5,000,000
RB (St. Joseph Health System)
Series 2007F
1.00%, 07/01/10	3,850,000	3,850,000
RB (Univ Retirement Community at Davis)
Series 2008
0.12%, 07/01/10 (a)(b)	220,000	220,000
Chaffey Community College District
GO Bonds
Series 2005B
0.34%, 07/01/10 (a)(c)(d)(f)	6,600,000	6,600,000
Diamond Bar Public Financing Auth
Lease RB (Community/Sr Center)
Series 2002A
0.28%, 07/07/10 (a)(b)	1,405,000	1,405,000
East Bay Municipal Utility District
Extendible CP (Wastewater Series) Notes
0.41%, 09/10/10	2,000,000	2,000,000
0.43%, 10/08/10	3,600,000	3,600,000
Wastewater System Sub Refunding RB
Series 2008C
0.30%, 07/07/10 (a)(c)	4,800,000	4,800,000
Water System Sub RB
Series 2005A
0.31%, 07/01/10 (a)(c)(d)	5,080,000	5,080,000
Water System Sub Refunding RB
Series 2009A1
0.31%, 07/01/10 (a)	4,925,000	4,925,000
Water System Sub Refunding RB
Series 2009A2
0.31%, 07/01/10 (a)	3,970,000	3,970,000
Grossmont UHSD
GO Bonds
Series 2006
0.31%, 07/01/10 (a)(c)(d)	373,000	373,000
GO Bonds
Series 2008
0.32%, 07/01/10 (a)(c)(d)	2,805,000	2,805,000
Hayward
M/F Housing RB (Shorewood Apts)
Series 1984A
0.29%, 07/01/10 (a)(b)	1,180,000	1,180,000
Irvine Ranch Water District
Consolidated GO (Improvement Districts No. 140, 240, 105, & 250)
Series 1993
0.17%, 07/01/10 (a)(b)	600,000	600,000
Long Beach
RB (Memorial Health Services)
Series 1991
0.24%, 07/07/10 (a)	2,300,000	2,300,000
Sub Airport Revenue CP Notes
Series A&B
0.38%, 09/16/10 (b)	1,000,000	1,000,000
Los Angeles
GO Bonds
Series 2000A
0.42%, 09/01/10	1,000,000	1,007,737
GO Bonds
Series 2008A
0.69%, 09/01/10	500,000	503,619
GO Bonds
Series 2009A
0.45% - 0.48%, 09/01/10	1,500,000	1,502,617
Wastewater System Refunding RB
Series 2003A
0.31%, 07/01/10 (a)(c)(d)	1,000,000	1,000,000
Los Angeles Cnty
TRAN 2010-2011
Series A
0.85%, 06/30/11 (e)	2,000,000	2,022,740
Los Angeles Cnty Metropolitan Transportation Auth
First Tier Sr Sales Tax Refunding RB
Series 2008A2
0.24%, 07/01/10 (a)(c)	2,200,000	2,200,000
Second Sub Sales Tax Revenue CP
Series A-TE-BB
0.30%, 09/10/10 (b)	1,563,000	1,563,000
0.34%, 10/19/10 (b)	4,012,000	4,012,000
Los Angeles Community College District
GO Bonds
Series 2009A
0.31%, 07/01/10 (a)(c)(d)	2,900,000	2,900,000
Los Angeles Dept of Water & Power
Power System RB
Series 2005A2
0.31%, 07/01/10 (a)(c)(d)	1,400,000	1,400,000
Power System RB
Series 2007A1
0.36%, 07/01/10 (a)(c)(d)	6,000,000	6,000,000
Power System Revenue CP Notes
0.55%, 07/28/10 (c)	7,000,000	7,000,000
Los Angeles Municipal Improvement Corp
Lease Revenue CP
Series A1
0.33%, 08/26/10 (b)	10,063,000	10,063,000
0.36%, 09/13/10 (b)	1,000,000	1,000,000
Los Angeles USD
GO Bonds
Series 2009D&2009I
0.31%, 07/01/10 (a)(c)(d)(f)	4,000,000	4,000,000
GO Bonds
Series 2009I
0.31%, 07/01/10 (a)(c)(d)	700,000	700,000
TRAN 2009-2010
Series A
0.62%, 08/12/10	2,000,000	2,003,155
TRAN 2010-2011
Series A
0.67%, 06/30/11 (e)	2,000,000	2,026,340
Mt. View-Los Altos UHSD
TRAN 2010
0.50%, 06/30/11 (e)	3,350,000	3,399,848
Newport-Mesa USD
GO Bonds
Series 2007
0.31%, 07/01/10 (a)(c)(d)	2,745,000	2,745,000
Orange Cnty
Airport RB
Series 2009B
0.45% - 1.10%, 07/01/10	2,580,000	2,580,000
Airport Refunding RB
Series 2003
0.44%, 07/01/10	1,000,000	1,000,000

30 See financial notes

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
COP (Florence Crittenton Services)
Series 1990
0.20%, 07/07/10 (a)(b)	4,900,000	4,900,000
Orange Cnty Housing Auth
Apt Development RB (Lantern Pines)
Series 1985CC
0.24%, 07/07/10 (a)(b)	1,400,000	1,400,000
Orange Cnty Sanitation District
COP
Series 2007B
0.31%, 07/01/10 (a)(c)(d)	3,980,000	3,980,000
Refunding Certificate BAN
Series 2009B
0.50%, 12/01/10	1,500,000	1,509,338
Oxnard Financing Auth
Water Revenue Project Bonds
Series 2006
0.42%, 11/03/10 (b)(c)(d)	2,985,000	2,985,000
Rancho Water District Financing Auth
Refunding RB
Series 2008B
0.17%, 07/07/10 (a)(b)	3,500,000	3,500,000
Richmond
Wastewater Refunding RB
Series 2008A
0.28%, 07/01/10 (a)(b)	2,000,000	2,000,000
Riverside
Electric RB
Series 2008D
0.36%, 07/01/10 (a)(c)(d)	2,110,000	2,110,000
Riverside Cnty
TRAN
Series B
0.55%, 06/30/11 (e)	2,500,000	2,535,950
Riverside Cnty Transportation Commission
CP Notes (Limited Tax Bonds)
0.35%, 07/08/10 (b)	2,000,000	2,000,000
Roseville Jt UHSD
GO Bonds
Series C
0.31%, 07/01/10 (a)(c)(d)	870,000	870,000
Sacramento Cnty Sanitation District Financing Auth
Refunding RB
Series 2007B
0.56%, 07/01/10 (a)(c)(d)	1,500,000	1,500,000
Sacramento Transportation Auth
Sales Tax RB (Limited Tax)
Series 2009C
0.28%, 07/01/10 (a)(c)	2,000,000	2,000,000
San Diego Cnty & SDs Pool Program
TRAN
Series 2010B1
0.74%, 01/31/11 (e)	3,500,000	3,525,795
San Diego Cnty Regional Airport Auth
Sub Revenue CP Notes
Series A&B
0.31%, 08/05/10 (b)	1,000,000	1,000,000
San Diego Cnty Water Auth
Water Revenue COP
Series 2008A
0.31%, 07/01/10 (a)(c)(d)	1,540,000	1,540,000
San Diego Community College District
GO Bonds
Series 2005
0.31%, 07/01/10 (a)(b)(c)(d)	2,030,000	2,030,000
San Francisco
GO Improvement Bonds (San Francisco General Hospital)
Series 2009A
0.45%, 01/27/11 (c)(d)	530,000	530,000
San Francisco USD
TRAN 2010
0.43%, 06/30/11 (e)	1,000,000	1,015,580
San Mateo Cnty Jt Powers Financing Auth
Lease Refunding RB
Series 2009A
0.58%, 07/15/10	1,000,000	1,000,929
San Mateo Jt Powers Financing Auth
Lease RB (Public Safety)
Series 2007A
0.35%, 07/01/10 (a)(b)	1,535,000	1,535,000
San Mateo UHSD
GO BAN
Series 2010
0.58%, 02/28/11	3,000,000	3,028,074
GO Bonds
Series 2010A
0.30%, 09/01/10	1,195,000	1,204,556
Santa Clara Cnty
GO Bonds
Series 2009A
0.65%, 08/01/10	3,000,000	3,000,000
Simi Valley USD
GO Bonds
Series 2007C
0.31%, 07/01/10 (a)(b)(c)(d)	3,440,000	3,440,000
Southern California Metropolitan Water District
Water RB
Series 2001C1
0.18%, 07/01/10 (a)(c)	200,000	200,000
Water Refunding RB
Series 2009A1
0.36%, 07/01/10 (a)	5,000,000	5,000,000
Water Refunding RB
Series 2009A2
0.31%, 07/01/10 (a)	5,000,000	5,000,000
Southern California Public Power Auth
Revenue Notes (Canyon Power)
Series 2009A
0.37%, 08/03/10	1,000,000	1,001,470
Sub Refunding RB (Transmission Project)
Series 1991
0.25%, 07/07/10 (a)(b)	135,000	135,000
Stockton Public Finance Auth
Lease RB (Building Acquisition Financing)
Series 2007A
0.46%, 07/01/10 (a)(b)(c)	1,600,000	1,600,000
Sunnyvale
Refunding COP (Government Center Site Acquisition)
Series 2009A
0.33%, 07/01/10 (a)(b)(f)	5,675,000	5,675,000
Torrance
TRAN 2010-2011
0.48%, 07/06/11 (e)	2,000,000	2,030,160
Univ of California
General RB
Series 2007J
0.31%, 07/01/10 (a)(c)(d)	3,045,000	3,045,000
0.50%, 01/20/11 (c)(d)	7,665,000	7,665,000

See financial notes 31

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)
Medical Center Pooled RB
Series 2007B2
0.15%, 07/01/10 (a)(c)	800,000	800,000
Ventura Cnty
TRAN 2009-2010
0.37%, 07/01/10	2,000,000	2,000,000
West Hills Community College District
COP (2008 Refunding)
0.28%, 07/07/10 (a)(b)	4,325,000	4,325,000
William S. Hart UHSD
GO Bonds
Series A
0.35%, 08/19/10 (b)(c)(d)	4,385,000	4,385,000
GO Bonds
Series B
0.31%, 07/01/10 (a)(b)(c)(d)	2,455,000	2,455,000

Total Municipal Securities
(Cost $295,794,745)		295,794,745

End of Investments.

At 06/30/10, the tax basis cost of the fund’s investments was $295,794,745.

(a)	Variable-rate security.
(b)	Credit-enhanced security.
(c)	Liquidity-enhanced security.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $103,898,000 or 35.7% of net assets.
(e)	Delayed-delivery security.
(f)	All or a portion of this security is held as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
GO —	General obligation
IDA —	Industrial development agency/authority
M/F —	Multi-family
RB —	Revenue bond
TRAN —	Tax and revenue anticipation note
UHSD —	Union high school district
USD —	Unified school district

32 See financial notes

 Schwab California AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of June 30, 2010; unaudited.

Assets

Investments, at cost and value (Note 2a)		$295,794,745
Cash		36,215
Receivables:
Investments sold		14,215,000
Fund shares sold		674,850
Interest		625,930
Prepaid expenses	+	2,716

Total assets		311,349,456

Liabilities

Payables:
Investments bought		20,396,905
Investment adviser and administrator fees		2,399
Shareholder services fees		5,192
Fund shares redeemed		90,975
Distributions to shareholders		1,194
Accrued expenses	+	30,922

Total liabilities		20,527,587

Net Assets

Total assets		311,349,456
Total liabilities	−	20,527,587

Net assets		$290,821,869

Net Assets by Source
Capital received from investors		290,806,307
Net realized capital gains		15,562

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$290,821,869		290,761,563		$1.00

See financial notes 33

 Schwab California AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2010 through June 30, 2010; unaudited.

Investment Income

Interest		$614,605

Expenses

Investment adviser and administrator fees		586,708
Shareholder service fees		368,788
Portfolio accounting fees		25,670
Professional fees		15,896
Registration fees		15,739
Trustees’ fees		15,546
Custodian fees		5,819
Transfer agent fees		4,896
Shareholder reports		671
Interest expense		407
Other expenses	+	6,442

Total expenses		1,046,582
Expense reduction by adviser and Schwab	−	448,702
Custody credits	−	36

Net expenses	−	597,844

Net investment income		16,761

Realized Gains (Losses)

Net realized gains on investments		15,562

Increase in net assets resulting from operations		$32,323

34 See financial notes

 Schwab California AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/10-6/30/10			1/1/09-12/31/09
Net investment income		$16,761	$1,017,369
Net realized gains	+	15,562	52,722

Increase in net assets from operations		32,323	1,070,091

Distributions to Shareholders

Distributions from net investment income		16,761	1,023,487
Distributions from net realized gains	+	—	53,678

Total distributions		16,761	1,077,165

Transactions in Fund Shares*

Shares sold		35,865,384	365,243,991
Shares reinvested		13,891	966,492
Shares redeemed	+	(128,322,900)	(544,737,595)

Net transactions in fund shares		(92,443,625)	(178,527,112)

Net Assets

Beginning of period		383,249,932	561,784,118
Total decrease	+	(92,428,063)	(178,534,186)

End of period		$290,821,869	$383,249,932

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 35

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves Fund
Schwab Cash Reserves Fund
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

Schwab California Municipal Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab California AMT Tax-Free Money Fund currently offers one share class: Value Advantage Shares.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds uses in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such instruments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by

36

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued ate amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2010, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

(b) Portfolio Investments:

Delayed-Delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

 37

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The funds make distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

The funds invest primarily in securities issued by the State of California and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and,

38

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

3. Risk factors (continued):

consequently, the value of a fund’s portfolio. Further, a fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the State of California and/or its municipalities. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee payable monthly based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
$1 billion to $10 billion	0.32%
$10 billion to $20 billion	0.30%
$20 billion to $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not

 39

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

retain any portion of such fees. The Plan also enables the Schwab California Municipal Money Fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Shares of the Schwab California Municipal Money Fund are also subject to an annual sweep administration fee of up to the amount set forth below. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares*	0.25%	0.10%
Value Advantage Shares	0.22%	n/a

*	Sweep Shares are only offered by Schwab California Municipal Money Fund.

Contractual Expense Limitation

Although the foregoing agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund to limit (“expense limitation”) the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s board of trustees, as follows:

Sweep Shares*	0.60%
Value Advantage Shares	0.45%

*	Sweep Shares are only offered by Schwab California Municipal Money Fund.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to voluntarily waive an additional amount of the funds’ expenses equal to 0.005% of the funds’ net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreement noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the funds’ future yield.

As of June 30, 2010, the balance of the recoupable expenses is as follows:

	Schwab California
	Municipal Money Fund		Schwab
		Value Advantage	California AMT
Expiration Date	Sweep Shares	Shares	Tax-Free Fund

December 31, 2012	$5,246,528	$442,770	$68,572
December 31, 2013	7,301,982	1,208,285	148,391

Total	$12,548,510	$1,651,055	$216,963

40

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of June 30, 2010, each fund’s aggregate security transactions with other Schwab Funds were as follow:

Schwab California Municipal Money Fund	$1,265,748,000
Schwab California AMT Tax-Free Money Fund	206,121,000

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There was no borrowing from the lines of credit for the funds during the period. However, the funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

7. Federal Income Taxes:

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2009, the funds had no capital loss carry forwards.

As of December 31, 2009, the funds had no deferred capital losses and the capital losses utilized to offset capital gains were as follows.

	Schwab	Schwab
	California Municipal	California AMT Tax-Free
	Money Fund	Money Fund

Capital losses utilized	$482,837	$—

As of December 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2009, the funds did not incur any interest or penalties. The funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

 41

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

8. Subsequent Events:

Management has evaluated subsequent events and transactions through the date the financial statements were available to be issued and determined that there are no such events or transactions that would have materially impacted the financial statements as presented.

42

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the funds at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the funds for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreement with respect to the funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the funds.

Fund Performance. The Board considered the funds’ performance in determining whether to renew the Agreement with respect to the funds. Specifically, the Trustees considered each fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark used to

 43

compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the funds.

Fund Expenses. With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement with respect to the funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered contractual investment advisory fee schedules with respect to the funds that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the funds that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the funds and concluded that the compensation under the Agreement with respect to the funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

44

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of The Charles Schwab Family of Funds since 1989.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

 45

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

46

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 47

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid to the bond holder. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature which reflects the security’s Effective Maturity Date. For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

Portfolio terms

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

BAN	Bond anticipation note
COP	Certificate of participation
CP	Commercial paper
GAN	Grant anticipation note
GO	General obligation
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
M/F	Multi-family
RAN	Revenue anticipation note
RB	Revenue bond
S/F	Single-family
TAN	Tax anticipation note
TOB	Tender option bond
TRAN	Tax and revenue anticipation note
VRDO	Variable-rate demand obligation

48

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average maturity For money market mutual funds as per rule 2a-7, the sooner of the maturity (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 49

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab Long-Term Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR25721-08

Item 2: Code of Ethics.
Not applicable to this semi-annual report.
Item 3: Audit Committee Financial Expert.
Not applicable to this semi-annual report.
Item 4: Principal Accountant Fees and Services.
Not applicable to this semi-annual report.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1)	Code of ethics — not applicable to this semi-annual report.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) The Charles Schwab Family of Funds
By:	/s/ Randall W. Merk
Randall W. Merk
President and Chief Executive Officer

Date: 08/14/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randall W. Merk
Randall W. Merk
President and Chief Executive Officer

Date: 08/14/2010

By:	/s/ George Pereira
George Pereira
Treasurer and Principal Financial Officer

Date: 08/11/2010